UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: April 30

Date of reporting period: April 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE - The Registrant is filing this amendment to its Form N-CSR for the period ended April 30, 2018, originally filed with the Securities and Exchange Commission on July 3, 2018 (Accession Number 0001193125-18-212081) to amend the financial highlights of series S000012097. The purpose of this amendment is to correct the headers displayed above the financial information in the financial highlights table.

Item 1. Reports to Stockholders.

Annual Report
April 30, 2018
Columbia Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Bond Fund   |  Annual Report 2018

Columbia Bond Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Bond Fund (the Fund) seeks current income, consistent with minimal fluctuation of principal.
Portfolio management
Jason Callan
Lead Portfolio Manager
Managed Fund since 2016
Gene Tannuzzo, CFA
Portfolio Manager
Managed Fund since November 2017
Average annual total returns (%) (for the period ended April 30, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	03/31/08	-0.33	1.18	3.44
	Including sales charges		-5.04	0.20	2.94
Advisor Class*		11/08/12	-0.08	1.43	3.70
Class C	Excluding sales charges	03/31/08	-1.08	0.46	2.73
	Including sales charges		-2.05	0.46	2.73
Institutional Class		01/09/86	-0.08	1.43	3.70
Institutional 2 Class*		11/08/12	0.13	1.54	3.76
Institutional 3 Class*		07/15/09	0.19	1.62	3.83
Class R*		11/16/11	-0.58	0.92	3.12
Class T*	Excluding sales charges	09/27/10	-0.33	1.18	3.46
	Including sales charges		-2.85	0.67	3.20
Class V*	Excluding sales charges	03/07/11	-0.23	1.28	3.55
	Including sales charges		-4.95	0.30	3.05
Bloomberg Barclays U.S. Aggregate Bond Index			-0.32	1.47	3.57
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charges for the first year only. The returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Bond Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2008 — April 30, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2018)
Asset-Backed Securities — Agency	3.9
Asset-Backed Securities — Non-Agency	22.3
Commercial Mortgage-Backed Securities - Agency	2.6
Commercial Mortgage-Backed Securities - Non-Agency	5.3
Common Stocks	0.0 (a)
Corporate Bonds & Notes	20.3
Foreign Government Obligations	0.6
Money Market Funds	2.2
Municipal Bonds	0.3
Residential Mortgage-Backed Securities - Agency	23.8
Residential Mortgage-Backed Securities - Non-Agency	14.3
U.S. Government & Agency Obligations	3.3
U.S. Treasury Obligations	1.1
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2018)
AAA rating	62.7
AA rating	7.4
A rating	9.2
BBB rating	14.3
Not rated	6.4
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Bond Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2018, the Fund’s Class A shares returned -0.33% excluding sales charges. The Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned -0.32% for the same period. The Fund’s relative performance was aided by positioning with respect to interest rates, allocation across segments of the bond market, and overall security selection.
Credit outperformed as Treasury yields rose
Performance across fixed-income markets for the 12 months ended April 30, 2018 was constrained by an upward move in Treasury yields, which weighed on bond prices. For much of the period, sentiment with respect to credit-oriented segments of the market continued to be supported by positive economic data and the Federal Reserve’s (the Fed) maintenance of an incremental approach as it seeks to restore interest rates to more historically normal levels.
Against a backdrop of strong corporate earnings growth and what is considered to be full employment, the U.S. economy posted annualized growth in the 3% range over each of the last three quarters of 2017. As 2017 drew to a close, risk sentiment was further boosted with the passage of legislation that lowered the maximum corporate tax rate from 35% to 21% and provided a temporary window for companies to accelerate the expensing of capital investments.
The Fed implemented a series of three 25 basis point rate hikes at its June 2017, December 2017 and March 2018 Open Market Committee meetings, which together raised the upper target for the federal funds rate to 1.75%. In addition, in October of 2017, the Fed began the process of allowing its mortgage-backed security and Treasury holdings acquired in the wake of the 2008 financial crisis to gradually roll off its balance sheet. The Fed’s tapering plan was well-signaled, and the markets had little reaction to the actual launch.
As 2018 opened, bond markets continued to rally on the back of the tax reform bill and quiescent inflation indicators. However, January wage growth data surprised to the upside, raising concerns that signs of a potential acceleration in inflation would lead the Fed to step up the pace of its rate hikes. While jitters around inflation eased fairly quickly, the markets were jarred again in early March as President Trump threatened tariffs on Chinese imports, raising the specter of a trade war with the potential to derail global growth. In late April, first quarter 2018 growth was reported at 2.3%, with the drop off from the prior three quarters generally attributed to seasonal factors.
Yields rose along the U.S. Treasury curve over the 12-month period ended April 30, 2018, and the yield curve flattened notably as shorter maturities experienced greater yield increases. To illustrate, the two-year Treasury yield rose 121 basis points from 1.28% to 2.49%, the 10-year rose 66 basis points from 2.29% to 2.95%, the 20-year rose 34 basis points from 2.67% to 3.01%, and the 30-year yield rose 15 basis points from 2.96% to 3.11%. Credit spreads (the incremental yield provided by lower rated bonds relative to comparable maturity U.S. Treasury bonds) narrowed modestly over the 12 months.
Contributors and detractors
The Fund’s performance in the period benefited from an underweighting of U.S. Treasuries, which were most directly and negatively impacted by the upward move in interest rates over the period. In turn, the Fund had overweight exposure to credit-oriented segments of the market, with respect to which sentiment was supported by the ongoing economic recovery and passage of tax reform legislation. In particular, a tilt toward non-agency residential mortgage-backed securities added to relative performance, as these issues benefited from the ongoing strengthening of the housing market and consumer balance sheets.
Security selection within investment-grade corporate securities added to performance, including a modest out-of-benchmark position in preferred securities that were more sensitive to changes in risk sentiment. With respect to the Fund’s allocation to asset-backed securities, performance benefited from a focus on floating rate issues, which experienced strong interest from investors concerned about the potential for higher interest rates.
The Fund’s below-benchmark positioning during the period with respect to overall portfolio duration (and corresponding sensitivity to interest rates) had a modestly positive impact on performance in a rising interest rate environment. In addition, the Fund was underweight in the 2-5 year segment of the yield curve, which was most impacted by rising interest rates.
4	Columbia Bond Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
We invested in highly-liquid, widely-traded Treasury futures and interest rate swap contracts to help manage portfolio duration. These enabled us to efficiently implement our yield curve opinions and offset unintended yield curve impacts from other investments in the portfolio. We also used indexed exposure to credit default swaps to manage the Fund’s overall level of credit risk. On a standalone basis, the Fund’s use of derivatives had a negative impact on performance during the period.
At period’s end
While the Fed is in the process of tightening monetary conditions, the stimulus baton has been picked up by fiscal policy in the form of lower taxes. This argues for the view that the current period of positive U.S. economic growth has some additional running room. That said, given the extended duration of the economic recovery, we adopted a somewhat cautious stance with respect to corporate credit. We view corporate America as displaying late-cycle characteristics as evidenced by an uptick in the use of leverage to finance mergers and acquisition activity in certain segments, such as food and beverage.
With the improvements in employment conditions and housing prices, the consumer appeared to us to be in an earlier stage of the credit cycle relative to corporations. In this vein, the Fund emphasized segments such as non-agency mortgage-backed securities and asset-backed securities, along with commercial mortgage-backed securities. With the recent rise in interest rates and the Fed continuing to pursue a gradual approach to interest rate normalization, we moved to an essentially neutral stance with respect to duration, as well as with respect to positioning along the yield curve.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backedsecurities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Bond Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2017 — April 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	980.00	1,020.53	4.22	4.31	0.86
Advisor Class	1,000.00	1,000.00	981.20	1,021.77	3.00	3.06	0.61
Class C	1,000.00	1,000.00	977.50	1,016.81	7.89	8.05	1.61
Institutional Class	1,000.00	1,000.00	981.30	1,021.77	3.00	3.06	0.61
Institutional 2 Class	1,000.00	1,000.00	982.80	1,022.27	2.51	2.56	0.51
Institutional 3 Class	1,000.00	1,000.00	983.20	1,022.51	2.26	2.31	0.46
Class R	1,000.00	1,000.00	978.80	1,019.29	5.45	5.56	1.11
Class T	1,000.00	1,000.00	980.10	1,020.53	4.22	4.31	0.86
Class V	1,000.00	1,000.00	981.60	1,021.03	3.73	3.81	0.76
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Bond Fund | Annual Report 2018

Portfolio of Investments
April 30, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Agency 4.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2012-20G Class 1
07/01/2032	2.380%	234,424	229,224
Series 2012-20I Class 1
09/01/2032	2.200%	243,011	235,947
Series 2012-20J Class 1
10/01/2032	2.180%	919,811	891,995
Series 2012-20L Class 1
12/01/2032	1.930%	267,143	257,110
Series 2013-20E Class 1
05/01/2033	2.070%	153,839	148,412
Series 2015-20C Class 1
03/01/2035	2.720%	85,572	84,080
Series 2015-20E Class 1
05/01/2035	2.770%	366,995	354,003
Series 2016-20K Class 1
11/01/2036	2.570%	3,483,674	3,389,267
Series 2016-20L Class 1
12/01/2036	2.810%	2,244,083	2,204,738
Series 2017-20A Class 1
01/01/2037	2.800%	3,810,988	3,694,062
Series 2017-20B Class 1
02/01/2037	2.820%	1,264,524	1,224,314
Series 2017-20E Class 1
05/01/2037	2.880%	180,742	176,370
Series 2017-20G Class 1
07/01/2037	2.980%	1,171,298	1,142,060
Series 2017-20H Class 1
08/01/2037	2.750%	1,003,390	968,884
Series 2017-20I Class 1
09/01/2037	2.590%	1,758,964	1,682,032
Series 2017-20K Class 1
11/01/2037	2.790%	1,855,000	1,795,958
Total Asset-Backed Securities — Agency (Cost $18,981,891)			18,478,456

Asset-Backed Securities — Non-Agency 25.7%

Ally Master Owner Trust
Series 2015-3 Class A
05/15/2020	1.630%	875,000	874,636
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2015-2A Class A
12/20/2021	2.630%	1,195,000	1,175,756
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bain Capital Credit CLO(a),(b)
Series 2018-1A Class B
3-month USD LIBOR + 1.400% 04/23/2031	3.762%	2,000,000	1,994,216
BMW Floorplan Master Owner Trust(a),(b)
Series 2015-1A Class A
1-month USD LIBOR + 0.500% 07/15/2020	2.397%	981,000	981,619
Cabela’s Credit Card Master Note Trust
Series 2015-2 Class A1
07/17/2023	2.250%	990,000	974,079
Capital One Multi-Asset Execution Trust
Series 2015-A8 Class A8
08/15/2023	2.050%	1,075,000	1,053,174
Series 2017-A3 Class A3
01/15/2025	2.430%	2,320,000	2,268,310
Carlyle Group LP(a),(b)
Series 2017-5A Class A2
3-month USD LIBOR + 1.400% 01/20/2030	3.130%	2,000,000	1,986,094
CarMax Auto Owner Trust
Series 2015-3 Class A3
05/15/2020	1.630%	606,196	603,895
Series 2016-4 Class A2
11/15/2019	1.210%	226,368	225,948
Cent CLO Ltd.(a),(b),(c),(d),(e)
Series 20 18-C17A Class A2R
3-month USD LIBOR + 1.600% 04/30/2031	3.200%	1,800,000	1,799,100
Chase Issuance Trust
Series 2012-A4 Class A4
08/16/2021	1.580%	860,000	848,057
Chesapeake Funding II LLC(a)
Series 2016-1A Class A1
03/15/2028	2.110%	249,452	248,754
Series 2016-2A Class A1
06/15/2028	1.880%	300,917	299,252
Chesapeake Funding II LLC(a),(b)
Series 2016-2A Class A2
1-month USD LIBOR + 1.000% 06/15/2028	2.897%	481,467	483,038
Series 2017-3A Class A2
1-month USD LIBOR + 0.340% 08/15/2029	2.237%	839,810	840,273
Series 2017-4A Class A2
1-month USD LIBOR + 0.340% 11/15/2029	2.207%	910,000	908,967
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
April 30, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chrysler Capital Auto Receivables Trust(a)
Series 2016-BA Class A2
01/15/2020	1.360%	28,480	28,462
Citibank Credit Card Issuance Trust
Series 2014-A1 Class A1
01/23/2023	2.880%	3,455,000	3,450,567
Series 2014-A6 Class A6
07/15/2021	2.150%	475,000	472,169
CLUB Credit Trust(a)
Series 2017-P2 Class A
01/15/2024	2.610%	2,796,573	2,786,455
Series 2018-NP1 Class A
05/15/2024	2.990%	2,536,569	2,535,229
Conn’s Receivables Funding LLC(a)
Series 2017-B Class A
07/15/2020	2.730%	2,614,791	2,613,295
Consumer Loan Underlying Bond Credit Trust(a)
Series 2017-NP2 Class A
01/16/2024	2.550%	994,294	993,345
Dell Equipment Finance Trust(a),(b)
Series 2017-2 Class A2B
1-month USD LIBOR + 0.300% 02/24/2020	2.198%	410,000	410,248
Discover Card Execution Note Trust
Series 2017-A2 Class A2
07/15/2024	2.390%	1,125,000	1,098,505
Dryden 57 CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month USD LIBOR + 1.350% 05/15/2031	3.240%	1,250,000	1,236,714
Enterprise Fleet Financing LLC(a)
Series 2015-2 Class A2
02/22/2021	1.590%	54,746	54,711
Ford Credit Auto Lease Trust
Series 2017-A Class A3
04/15/2020	1.880%	500,000	496,732
Ford Credit Auto Owner Trust(a)
Series 2015-2 Class A
01/15/2027	2.440%	970,000	958,568
Series 2016-1 Class A
08/15/2027	2.310%	4,830,000	4,731,328
Series 2017-1 Class A
08/15/2028	2.620%	2,000,000	1,960,817
Series 2017-2 Class A
03/15/2029	2.360%	1,225,000	1,182,894
Ford Credit Floorplan Master Owner Trust(a)
Series 2013-2 Class A
03/15/2022	2.090%	1,570,000	1,545,026
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Credit Floorplan Master Owner Trust
Series 2017-3 Class A
09/15/2024	2.480%	1,525,000	1,481,121
GM Financial Automobile Leasing Trust
Series 2015-3 Class A3
03/20/2019	1.690%	88,027	87,976
Series 2016-3 Class A2A
02/20/2019	1.350%	62,851	62,816
Series 2017-3 Class A3
11/20/2020	2.010%	251,000	248,156
GM Financial Consumer Automobile Receivables Trust(a)
Series 2017-3A Class A3
05/16/2022	1.970%	1,690,000	1,663,257
GMF Floorplan Owner Revolving Trust(a),(b)
Series 2016-1 Class A2
1-month USD LIBOR + 0.850% 05/17/2021	2.747%	730,000	734,847
Harley-Davidson Motorcycle Trust
Series 2015-1 Class A3
06/15/2020	1.410%	92,943	92,689
Hertz Fleet Lease Funding LP(a),(b)
Series 2016-1 Class A1
1-month USD LIBOR + 1.100% 04/10/2030	2.997%	1,367,709	1,372,284
Series 2017-1 Class A1
1-month USD LIBOR + 0.650% 04/10/2031	2.547%	505,000	505,378
Hertz Vehicle Financing II LP(a)
Series 2015-3A Class A
09/25/2021	2.670%	1,000,000	984,260
Series 2016-2A Class A
03/25/2022	2.950%	700,000	688,470
Honda Auto Receivables Owner Trust
Series 2015-2 Class A3
02/21/2019	1.040%	22	22
Hyundai Auto Receivables Trust
Series 2017-A Class A2A
02/18/2020	1.480%	813,508	810,733
Hyundai Floorplan Master Owner Trust(a),(b)
Series 2016-1A Class A1
1-month USD LIBOR + 0.900% 03/15/2021	2.797%	330,000	332,013
Kubota Credit Owner Trust(a)
Series 2016-1A Class A2
04/15/2019	1.250%	52,129	52,087
Madison Park Funding XXVII Ltd.(a),(b)
Series 2018-27A Class A2
3-month USD LIBOR + 1.350% 04/20/2030	3.397%	3,700,000	3,660,980

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Marlette Funding Trust(a)
Series 2018-1A Class A
03/15/2028	2.610%	3,263,305	3,255,873
Mercedes-Benz Auto Lease Trust
Series 2016-B Class A2
01/15/2019	1.150%	14,929	14,922
New York City Tax Lien Trust(a)
Series 2016-A Class A
11/10/2029	1.470%	74,324	73,662
NextGear Floorplan Master Owner Trust(a),(b)
Series 2017-2A Class A1
1-month USD LIBOR + 0.680% 10/17/2022	2.577%	440,000	434,364
NextGear Floorplan Master Owner Trust(a)
Series 2017-2A Class A2
10/17/2022	2.560%	730,000	718,230
Nissan Auto Lease Trust
Series 2016-B Class A2A
12/17/2018	1.260%	36,568	36,552
Series 2017-B Class A3
09/15/2020	2.050%	870,000	860,809
Nissan Auto Receivables Owner Trust
Series 2016-A Class A3
10/15/2020	1.340%	467,311	463,999
Nissan Master Owner Trust Receivables(b)
Series 2017-A Class A
1-month USD LIBOR + 0.310% 04/15/2021	2.207%	1,445,000	1,446,519
Octagon Investment Partners 35 Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.400% 01/20/2031	3.148%	1,820,000	1,818,387
Octagon Investment Partners XV Ltd.(a),(b)
Series 2013-1A Class A1AR
3-month USD LIBOR + 1.210% 07/19/2030	3.565%	2,500,000	2,504,795
Octagon Investment Partners XXII Ltd.(a),(b)
Series 2014-1A Class BRR
3-month USD LIBOR + 1.450% 01/22/2030	3.812%	4,000,000	3,972,924
OneMain Financial Issuance Trust(a)
Series 2018-1A Class A
03/14/2029	3.300%	2,140,000	2,133,804
OZLM XXI(a),(b)
Series 2017-21A Class A1
3-month USD LIBOR + 1.150% 01/20/2031	2.903%	2,500,000	2,500,295
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class A
06/17/2024	3.110%	4,500,000	4,496,013
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RR 3 Ltd.(a),(b)
Series 2014-14A Class A1R2
3-month USD LIBOR + 1.090% 01/15/2030	3.438%	4,500,000	4,513,549
SoFi Consumer Loan Program LLC(a)
Series 2017-3 Class A
05/25/2026	2.770%	1,282,009	1,269,456
SoFi Consumer Loan Program Trust(a)
Series 20 18-2 Class A1
04/26/2027	2.930%	3,000,000	2,999,763
Series 2018-1 Class A1
02/25/2027	2.550%	1,920,750	1,912,529
SoFi Professional Loan Program LLC(a)
Series 2016-A
12/26/2036	2.760%	715,688	706,553
Stewart Park CLO Ltd.(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.250% 01/15/2030	3.598%	3,000,000	3,015,570
Synchrony Credit Card Master Note Trust
Series 2016-1 Class A
03/15/2022	2.040%	1,295,000	1,288,262
Series 2017-2 Class A
10/15/2025	2.620%	800,000	777,898
USAA Auto Owner Trust
Series 2017-1 Class A3
05/17/2021	1.700%	565,000	558,072
Volvo Financial Equipment LLC(a)
Series 2015-1A Class A3
06/17/2019	1.510%	120,522	120,410
Volvo Financial Equipment Master Owner Trust(a),(b)
Series 2017-A Class A
1-month USD LIBOR + 0.500% 11/15/2022	2.397%	450,000	451,146
Voya Ltd.(a),(b)
Series 2012-4A Class A1R
3-month USD LIBOR + 1.450% 10/15/2028	3.798%	1,500,000	1,505,955
Wheels SPV 2 LLC(a)
Series 2016-1A Class A2
05/20/2025	1.590%	144,539	143,725
World Financial Network Credit Card Master Trust
Series 2012-D Class A
04/17/2023	2.150%	790,000	784,149
Series 2015-B Class A
06/17/2024	2.550%	1,815,000	1,792,106
World Omni Auto Receivables Trust
Series 2017-A Class A3
09/15/2022	1.930%	1,440,000	1,419,650

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
April 30, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
World Omni Automobile Lease Securitization Trust(b)
Series 2016-A2B Class A2B
1-month USD LIBOR + 0.410% 02/15/2019	2.307%	78,897	78,924
Total Asset-Backed Securities — Non-Agency (Cost $105,712,293)			104,966,187

Commercial Mortgage-Backed Securities - Agency 2.9%

Federal Home Loan Mortgage Corp.
Series K724 Class A1
03/25/2023	2.776%	5,338,796	5,289,297
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(f)
Series 2017-K070 Class A2
11/25/2027	3.303%	2,150,000	2,125,846
Federal National Mortgage Association(f)
Series 2017-M15 Class ATS2
11/25/2027	3.196%	4,750,000	4,620,366
Total Commercial Mortgage-Backed Securities - Agency (Cost $12,441,986)			12,035,509

Commercial Mortgage-Backed Securities - Non-Agency 6.1%

American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	2,567,543	2,582,158
Series 2014-SFR3 Class A
12/17/2036	3.678%	2,923,945	2,923,340
Series 2015-SFR2 Class A
10/17/2045	3.732%	258,468	258,825
BX Commercial Mortgage Trust(a),(b)
Series 2018-BIOA Class A
1-month USD LIBOR + 0.671% 03/15/2037	2.321%	2,000,000	1,998,082
CHT 2017-COSMO Mortgage Trust(a),(b)
Series 2017-CSMO Class C
1-month USD LIBOR + 1.500% 11/15/2036	3.397%	1,600,000	1,605,971
Colony Multifamily Mortgage Trust(a)
Series 2014-1 Class A
04/20/2050	2.543%	458,083	455,520
Credit Suisse Mortgage Capital Trust(a)
Series 2014-USA Class A2
09/15/2037	3.953%	1,700,000	1,705,007
Invitation Homes Trust(a),(b),(e)
Series 2018-SFR2 Class A
1-month USD LIBOR + 0.800% 06/17/2037	2.796%	2,850,000	2,851,672
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14 Class A4
08/15/2046	4.133%	1,305,000	1,347,203
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-C6 Class A3
05/15/2045	3.507%	1,231,134	1,236,434
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12 Class A4
10/15/2046	4.259%	2,608,000	2,701,635
Progress Residential Trust(a)
Series 2017-SFR1 Class A
08/17/2034	2.768%	718,306	705,825
Series 2018-SFR1 Class A
03/17/2035	3.255%	1,685,000	1,653,023
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class A
1-month USD LIBOR + 0.850% 02/15/2032	2.747%	2,000,000	2,010,017
Series 2018-NYCH Class B
1-month USD LIBOR + 1.250% 02/15/2032	3.147%	900,000	904,453
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $25,222,763)			24,939,165

Common Stocks 0.0%
Issuer	Shares	Value ($)
Consumer Staples —%
Beverages —%
Crimson Wine Group Ltd.(g)	3	28
Total Consumer Staples		28
Financials —%
Diversified Financial Services —%
Leucadia National Corp.	39	937
Total Financials		937
Total Common Stocks (Cost $—)		965

Corporate Bonds & Notes 23.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.8%
Lockheed Martin Corp.
03/01/2045	3.800%	525,000	485,687
09/15/2052	4.090%	310,000	294,196
Northrop Grumman Corp.
01/15/2025	2.930%	1,090,000	1,032,644
01/15/2028	3.250%	685,000	641,551
10/15/2047	4.030%	730,000	679,847
Total			3,133,925

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 0.3%
Ford Motor Co.
12/08/2046	5.291%	420,000	403,413
Ford Motor Credit Co. LLC
11/02/2020	2.343%	860,000	837,288
Total			1,240,701
Banking 3.7%
Bank of America Corp.(h)
01/20/2028	3.824%	2,690,000	2,618,282
Capital One Financial Corp.
05/12/2020	2.500%	1,150,000	1,132,839
HBOS PLC(a)
Subordinated
05/21/2018	6.750%	1,395,000	1,398,043
HSBC Holdings PLC
01/14/2022	4.875%	515,000	538,777
JPMorgan Chase & Co.(h)
02/01/2028	3.782%	6,265,000	6,071,468
JPMorgan Chase & Co.(b)
Junior Subordinated
3-month USD LIBOR + 0.950% 02/02/2037	2.728%	362,000	329,601
Wells Fargo & Co.
01/30/2020	2.150%	855,000	843,445
10/23/2026	3.000%	2,320,000	2,137,432
Total			15,069,887
Cable and Satellite 0.3%
Charter Communications Operating LLC/Capital Corp.
10/23/2035	6.384%	535,000	583,447
Comcast Corp.
08/15/2047	4.000%	720,000	661,167
Total			1,244,614
Chemicals 0.3%
LYB International Finance BV
07/15/2043	5.250%	270,000	289,154
LYB International Finance II BV
03/02/2027	3.500%	737,000	699,101
LyondellBasell Industries NV
04/15/2024	5.750%	343,000	372,699
Total			1,360,954
Consumer Cyclical Services 0.3%
Amazon.com, Inc.(a)
02/22/2023	2.400%	1,135,000	1,088,782
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Electric 3.1%
Baltimore Gas & Electric Co.
06/15/2033	5.200%	285,000	311,873
CMS Energy Corp.
03/01/2024	3.875%	485,000	485,771
02/15/2027	2.950%	15,000	13,757
08/15/2027	3.450%	405,000	387,520
Commonwealth Edison Co.
03/15/2036	5.900%	325,000	403,041
Consolidated Edison Co. of New York, Inc.
08/15/2037	6.300%	315,000	402,492
DTE Energy Co.
10/01/2026	2.850%	1,585,000	1,441,290
Duke Energy Corp.
08/15/2027	3.150%	585,000	546,102
Duke Energy Florida Project Finance LLC
09/01/2029	2.538%	1,525,000	1,403,302
Duke Energy Progress LLC
09/15/2047	3.600%	260,000	242,297
Duke Energy Progress, Inc.
08/15/2045	4.200%	68,000	69,597
E.ON International Finance BV(a)
04/30/2038	6.650%	325,000	410,378
Emera U.S. Finance LP
06/15/2046	4.750%	1,720,000	1,712,317
Enel Finance International NV(a)
05/25/2047	4.750%	515,000	515,708
Indiana Michigan Power Co.
07/01/2047	3.750%	206,000	190,850
Nevada Power Co.
09/15/2040	5.375%	314,000	364,978
Pacific Gas & Electric Co.(a)
12/01/2027	3.300%	1,194,000	1,113,848
12/01/2047	3.950%	955,000	869,522
Southern Co. (The)
07/01/2026	3.250%	612,000	574,475
07/01/2036	4.250%	350,000	350,852
WEC Energy Group, Inc.
06/15/2025	3.550%	150,000	147,634
Xcel Energy, Inc.
06/01/2025	3.300%	665,000	644,431
Total			12,602,035

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 1.1%
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	2,885,000	2,820,939
11/15/2035	4.418%	1,720,000	1,648,556
Total			4,469,495
Food and Beverage 1.4%
Anheuser-Busch InBev Finance, Inc.
02/01/2046	4.900%	787,000	815,380
Anheuser-Busch InBev Worldwide, Inc.
04/15/2058	4.750%	271,000	271,103
Bacardi Ltd.(a)
05/15/2048	5.300%	2,050,000	2,022,399
Kraft Heinz Foods Co.
06/01/2046	4.375%	1,708,000	1,525,883
Molson Coors Brewing Co.
07/15/2046	4.200%	877,000	803,222
Tyson Foods, Inc.(b)
3-month USD LIBOR + 0.450% 08/21/2020	2.342%	460,000	460,742
Total			5,898,729
Health Care 1.2%
Becton Dickinson and Co.(b)
3-month USD LIBOR + 1.030% 06/06/2022	3.055%	963,000	968,205
Becton Dickinson and Co.
06/06/2027	3.700%	570,000	540,541
05/15/2044	4.875%	575,000	554,809
Cardinal Health, Inc.
06/15/2027	3.410%	810,000	752,099
06/15/2047	4.368%	520,000	485,910
CVS Health Corp.
03/25/2048	5.050%	645,000	658,678
Express Scripts Holding Co.
07/15/2046	4.800%	705,000	692,413
New York and Presbyterian Hospital (The)
08/01/2036	3.563%	245,000	231,105
Total			4,883,760
Independent Energy 0.3%
Canadian Natural Resources Ltd.
06/30/2033	6.450%	110,000	129,420
Hess Corp.
02/15/2041	5.600%	180,000	182,118
Noble Energy, Inc.
04/01/2027	8.000%	809,000	988,137
Total			1,299,675
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Integrated Energy 0.2%
Cenovus Energy, Inc.
11/15/2039	6.750%	855,000	972,057
Life Insurance 0.9%
Brighthouse Financial, Inc.(a)
06/22/2047	4.700%	875,000	767,682
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
04/15/2065	4.500%	300,000	287,952
MetLife, Inc.(a),(h)
Junior Subordinated
04/08/2068	9.250%	41,000	55,903
Northwestern Mutual Life Insurance Co. (The)(a)
Subordinated
09/30/2047	3.850%	650,000	604,150
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	110,000	117,332
05/15/2047	4.270%	745,000	724,890
Voya Financial, Inc.
06/15/2026	3.650%	650,000	621,203
06/15/2046	4.800%	329,000	326,720
Total			3,505,832
Media and Entertainment 0.0%
Discovery Communications LLC
09/20/2047	5.200%	132,000	129,155
Midstream 0.9%
Kinder Morgan Energy Partners LP
03/15/2032	7.750%	190,000	234,673
01/15/2038	6.950%	195,000	230,718
11/15/2040	7.500%	350,000	427,572
Kinder Morgan, Inc.
02/15/2046	5.050%	1,155,000	1,110,405
Plains All American Pipeline LP/Finance Corp.
10/15/2023	3.850%	660,000	642,386
05/15/2036	6.700%	226,000	242,187
06/01/2042	5.150%	405,000	379,817
02/15/2045	4.900%	371,000	340,709
Southern Natural Gas Co. LLC
03/01/2032	8.000%	195,000	250,789
Total			3,859,256
Natural Gas 0.8%
Boston Gas Co.(a)
08/01/2027	3.150%	800,000	758,408

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NiSource, Inc.
02/15/2023	3.850%	685,000	688,481
02/15/2044	4.800%	50,000	52,276
05/15/2047	4.375%	991,000	980,435
Sempra Energy
11/15/2025	3.750%	565,000	556,373
06/15/2027	3.250%	92,000	86,326
Total			3,122,299
Other Industry 0.4%
Massachusetts Institute of Technology
07/01/2116	3.885%	300,000	272,642
President and Fellows of Harvard College
10/01/2037	3.619%	315,000	309,718
07/15/2046	3.150%	314,000	280,252
07/15/2056	3.300%	685,000	621,698
Total			1,484,310
Pharmaceuticals 1.8%
AbbVie, Inc.
05/14/2020	2.500%	635,000	627,254
Allergan Funding SCS
03/15/2025	3.800%	1,681,000	1,615,296
Amgen, Inc.
05/22/2019	2.200%	2,911,000	2,895,458
05/01/2045	4.400%	325,000	315,333
06/15/2048	4.563%	277,000	274,007
Celgene Corp.
02/20/2048	4.550%	350,000	329,744
Gilead Sciences, Inc.
09/20/2019	1.850%	445,000	439,297
Johnson & Johnson
12/05/2033	4.375%	427,000	456,476
03/03/2037	3.625%	525,000	512,292
Total			7,465,157
Property & Casualty 0.4%
CNA Financial Corp.
08/15/2027	3.450%	1,748,000	1,638,332
Railroads 0.6%
Canadian National Railway Co.
02/03/2020	2.400%	955,000	947,787
CSX Corp.
06/01/2027	3.250%	330,000	311,975
05/30/2042	4.750%	168,000	174,939
11/01/2046	3.800%	270,000	243,816
11/01/2066	4.250%	638,000	566,163
Total			2,244,680
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Restaurants 0.1%
McDonald’s Corp.
03/01/2047	4.450%	520,000	522,151
Supermarkets 0.4%
Kroger Co. (The)
04/15/2042	5.000%	172,000	169,341
01/15/2048	4.650%	1,358,000	1,274,782
Total			1,444,123
Technology 1.9%
Apple, Inc.
09/12/2027	2.900%	632,000	594,775
09/12/2047	3.750%	385,000	359,452
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	3,770,000	3,599,559
Cisco Systems, Inc.(b)
3-month USD LIBOR + 0.340% 09/20/2019	2.542%	1,430,000	1,435,148
Oracle Corp.
11/15/2027	3.250%	1,355,000	1,303,855
11/15/2047	4.000%	545,000	529,162
Total			7,821,951
Tobacco 0.3%
BAT Capital Corp.(a)
08/14/2020	2.297%	1,150,000	1,125,245
Transportation Services 0.4%
ERAC U.S.A. Finance LLC(a)
12/01/2026	3.300%	480,000	454,178
03/15/2042	5.625%	443,000	494,277
11/01/2046	4.200%	287,000	264,255
FedEx Corp.
04/01/2046	4.550%	600,000	590,930
Total			1,803,640
Wireless 0.7%
America Movil SAB de CV
03/30/2020	5.000%	1,515,000	1,561,765
Sprint Spectrum Co. I/II/III LLC(a)
09/20/2021	3.360%	1,473,500	1,468,517
Total			3,030,282
Wirelines 0.8%
AT&T, Inc.
03/01/2037	5.250%	940,000	961,122
03/01/2047	5.450%	745,000	761,587
08/14/2058	5.300%	330,000	333,885

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Deutsche Telekom International Finance BV
06/01/2032	9.250%	190,000	285,481
Verizon Communications, Inc.
08/10/2033	4.500%	1,000,000	983,311
Total			3,325,386
Total Corporate Bonds & Notes (Cost $98,535,070)			95,786,413

Foreign Government Obligations(i) 0.7%

Mexico 0.4%
Mexico Government International Bond
03/08/2044	4.750%	250,000	235,014
Petroleos Mexicanos
09/21/2023	4.625%	639,000	630,826
03/13/2027	6.500%	402,000	416,478
06/15/2035	6.625%	435,000	431,945
09/21/2047	6.750%	115,000	111,000
Total			1,825,263
Panama 0.1%
Panama Government International Bond
01/26/2036	6.700%	220,000	271,892
Peru 0.1%
Peruvian Government International Bond
03/14/2037	6.550%	385,000	485,147
Philippines 0.1%
Philippine Government International Bond
10/23/2034	6.375%	275,000	346,075
Uruguay 0.0%
Uruguay Government International Bond
11/20/2045	4.125%	165,000	147,541
Total Foreign Government Obligations (Cost $3,144,273)			3,075,918

Municipal Bonds 0.3%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local General Obligation 0.0%
City of Chicago
Unlimited Tax General Obligation Bonds
Series 2015B
01/01/2033	7.375%	100,000	107,462
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Water & Sewer 0.3%
City of Chicago Waterworks
Revenue Bonds
Build America Bonds
Series 2010
11/01/2040	6.742%	865,000	1,089,865
Total Municipal Bonds (Cost $964,348)			1,197,327

Residential Mortgage-Backed Securities - Agency 27.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
03/01/2021- 05/01/2041	5.000%	575,234	613,097
09/01/2025- 10/01/2029	7.500%	23,218	25,456
11/01/2025- 12/01/2035	7.000%	224,133	249,997
06/01/2026	8.000%	285	312
06/01/2043	4.000%	4,237,434	4,354,625
01/01/2046- 08/01/2046	3.500%	4,000,472	3,994,790
Federal Home Loan Mortgage Corp.(e)
05/14/2048	4.000%	7,500,000	7,641,797
Federal National Mortgage Association
10/01/2020- 12/01/2020	10.000%	3,180	3,197
08/01/2029- 09/01/2045	3.000%	10,197,999	10,041,275
10/01/2029	7.500%	11,310	12,924
12/01/2029- 05/01/2030	8.000%	86,279	95,699
01/01/2031	2.500%	1,301,978	1,271,179
07/01/2038	6.000%	1,600,555	1,783,919
01/01/2040	5.500%	2,236,871	2,435,599
09/01/2040	5.000%	1,647,088	1,770,308
05/01/2043- 11/01/2046	3.500%	19,592,776	19,517,375
11/01/2045	4.000%	2,545,621	2,610,335
Federal National Mortgage Association(e)
05/17/2033	2.500%	4,100,000	3,987,810
05/17/2033- 05/14/2048	3.000%	7,478,000	7,278,275
05/17/2033- 05/14/2048	3.500%	9,000,000	9,011,180
05/14/2048	4.000%	11,500,000	11,712,929
05/14/2048	4.500%	3,000,000	3,124,922
Federal National Mortgage Association(j)
08/01/2040	4.500%	4,047,842	4,260,007

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association
08/15/2020	9.500%	535	537
11/15/2022- 02/15/2030	7.000%	75,839	80,639
05/15/2023- 12/15/2031	6.500%	88,578	99,077
06/15/2025- 01/15/2030	8.000%	116,088	127,626
04/15/2026- 03/15/2030	7.500%	96,460	98,158
03/20/2028	6.000%	37,297	42,599
06/15/2030	9.000%	16,086	16,988
Government National Mortgage Association(b)
07/20/2021- 07/20/2022	2.750%	16,394	16,670
04/20/2022- 06/20/2028	2.625%	64,056	65,107
Government National Mortgage Association(e)
05/21/2048	3.500%	11,740,000	11,754,675
05/21/2048	4.500%	4,000,000	4,150,312
Total Residential Mortgage-Backed Securities - Agency (Cost $114,048,163)			112,249,395

Residential Mortgage-Backed Securities - Non-Agency 16.5%

Ajax Mortgage Loan Trust(a)
Series 2017-B Class A
09/25/2056	3.163%	1,907,691	1,878,205
American Mortgage Trust(c),(d),(f)
CMO Series 2093-3 Class 3A
07/27/2023	8.188%	2,887	1,750
Angel Oak Mortgage Trust I LLC(a),(f)
CMO Series 2018-1 Class A1
04/27/2048	3.258%	3,923,401	3,947,155
Angel Oak Mortgage Trust LLC(a),(f)
CMO Series 2017-3 Class A2
11/25/2047	2.883%	3,909,913	3,887,478
Bayview Opportunity Master Fund IV Trust(a)
CMO Series 2018-RN2 Class A1
02/25/2033	3.598%	2,283,114	2,284,678
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2018-RN1 Class A1
01/28/2033	3.278%	3,930,073	3,930,068
Bayview Opportunity Master Fund IVb Trust(a)
CMO Series 2017-SPL3 Class A
11/28/2053	4.000%	3,795,194	3,861,244
BCAP LLC Trust(a),(f)
CMO Series 2012-RR10 Class 9A1
10/26/2035	3.619%	293,421	293,964
Citigroup Mortgage Loan Trust(a),(f)
CMO Series 2018-RP2 Class A1
02/25/2058	3.500%	995,319	995,048
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup Mortgage Loan Trust, Inc.(a),(f)
CMO Series 2015-A Class A4
06/25/2058	4.250%	423,067	426,127
COLT Mortgage Loan Trust(a),(f)
CMO Series 2017-1 Class A1
05/27/2047	2.614%	1,191,122	1,156,595
CMO Series 2017-2 Class A3A
10/25/2047	2.773%	1,207,633	1,184,167
COLT Mortgage Loan Trust(a)
CMO Series 2018-1 Class A1
02/25/2048	2.930%	2,913,767	2,893,157
Credit Suisse Mortgage Trust(a),(f)
CMO Series 2010-8R Class 1A3
03/26/2036	3.750%	308,402	307,983
CMO Series 2010-8R Class 1A4
03/26/2036	3.750%	3,000,000	3,006,153
Deephaven Residential Mortgage Trust(a)
CMO Series 2018-1A Class A3
12/25/2057	3.202%	3,725,322	3,725,174
Grand Avenue Mortgage Loan Trust(a)
CMO Series 2017-RPL1 Class A1
08/25/2064	3.250%	4,092,705	4,020,949
MFA Trust(a),(f)
CMO Series 2017-RPL1 Class A1
02/25/2057	2.588%	815,988	804,669
Mill City Mortgage Loan Trust(a),(f)
CMO Series 2018-1 Class A1
05/25/2062	3.250%	2,000,000	1,992,200
Mill City Mortgage Trust(a)
CMO Series 2016-1 Class A1
04/25/2057	2.500%	783,498	769,278
New Residential Mortgage Loan Trust(a)
CMO Series 2014-1A Class A
01/25/2054	3.750%	1,037,285	1,040,543
CMO Series 2016-3A Class A1
09/25/2056	3.750%	631,824	634,538
Series 2014-2A Class A3
05/25/2054	3.750%	500,606	502,188
NRZ Excess Spread-Collateralized Notes(a)
CMO Series 2018-PLS2 Class A
02/25/2023	3.265%	2,171,331	2,160,694
Series 2018-PLS1 Class A
01/25/2023	3.193%	2,864,109	2,846,312
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2018-1A Class A1
04/25/2023	3.750%	2,000,000	1,990,922
Towd Point Mortgage Trust(a)
CMO Series 2016-2 Class A1
08/25/2055	3.000%	1,201,266	1,189,208

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
April 30, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vendee Mortgage Trust(f),(k)
CMO Series 1998-1 Class 2IO
03/15/2028	0.253%	1,574,880	10,042
CMO Series 1998-3 Class IO
03/15/2029	0.103%	2,059,224	2,164
Verus Securitization Trust(a),(f)
CMO Series 2017-2A Class A1
07/25/2047	2.485%	523,459	517,811
Verus Securitization Trust(a)
CMO Series 2017-SG1A Class A1
11/25/2047	2.690%	2,867,040	2,836,810
CMO Series 2018-1 Class A1
02/25/2048	2.929%	4,051,184	4,045,098
CMO Series 2018-1 Class A2
02/25/2048	3.031%	3,768,543	3,768,180
Verus Securitization Trust(a),(d),(f)
CMO Series 2018-INV1 Class A1
03/25/2058	3.626%	2,800,000	2,800,000
WaMu Mortgage Pass-Through Certificates Trust(f)
CMO Series 2003-AR8 Class A
08/25/2033	3.221%	1,634,625	1,657,842
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $67,735,549)			67,368,394

U.S. Government & Agency Obligations 3.8%

Residual Funding Corp.(l)
STRIPS
01/15/2030	0.000%	3,342,000	2,244,397
04/15/2030	0.000%	19,725,000	13,143,162
Total U.S. Government & Agency Obligations (Cost $16,584,232)			15,387,559

U.S. Treasury Obligations 1.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(l)
STRIPS
02/15/2040	0.000%	9,861,000	5,129,261
Total U.S. Treasury Obligations (Cost $3,539,628)			5,129,261

Money Market Funds 2.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.889%(m),(n)	10,597,693	10,596,633
Total Money Market Funds (Cost $10,596,633)		10,596,633
Total Investments in Securities (Cost: $477,506,829)		471,211,182
Other Assets & Liabilities, Net		(62,079,058)
Net Assets		409,132,124

At April 30, 2018, securities and/or cash totaling $399,245 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	342	06/2018	USD	38,912,018	—	(203,151)
U.S. Ultra Bond	81	06/2018	USD	12,900,235	150,030	—
Total					150,030	(203,151)

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(42)	06/2018	USD	(6,089,690)	—	(33,233)
U.S. Treasury 10-Year Note	(126)	06/2018	USD	(15,155,120)	121,855	—
U.S. Treasury 10-Year Note	(33)	06/2018	USD	(3,969,198)	—	(2,641)
U.S. Treasury 2-Year Note	(22)	06/2018	USD	(4,677,122)	9,935	—
Total					131,790	(35,874)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2018, the value of these securities amounted to $180,186,698, which represents 44.04% of net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of April 30, 2018.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2018, the value of these securities amounted to $1,800,850, which represents 0.44% of net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents a security purchased on a when-issued basis.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2018.
(g)	Non-income producing investment.
(h)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of April 30, 2018.
(i)	Principal and interest may not be guaranteed by the government.
(j)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(k)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(l)	Zero coupon bond.
(m)	The rate shown is the seven-day current annualized yield at April 30, 2018.
(n)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.889%
	2,633,674	227,607,433	(219,643,414)	10,597,693	1,410	(263)	108,127	10,596,633
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2018	17

Portfolio of Investments  (continued)
April 30, 2018
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Agency	—	18,478,456	—	—	18,478,456
Asset-Backed Securities — Non-Agency	—	103,167,087	1,799,100	—	104,966,187
Commercial Mortgage-Backed Securities - Agency	—	12,035,509	—	—	12,035,509
Commercial Mortgage-Backed Securities - Non-Agency	—	24,939,165	—	—	24,939,165
Common Stocks
Consumer Staples	28	—	—	—	28
Financials	937	—	—	—	937
Total Common Stocks	965	—	—	—	965
Corporate Bonds & Notes	—	95,786,413	—	—	95,786,413
Foreign Government Obligations	—	3,075,918	—	—	3,075,918
Municipal Bonds	—	1,197,327	—	—	1,197,327
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Residential Mortgage-Backed Securities - Agency	—	112,249,395	—	—	112,249,395
Residential Mortgage-Backed Securities - Non-Agency	—	62,575,722	4,792,672	—	67,368,394
U.S. Government & Agency Obligations	—	15,387,559	—	—	15,387,559
U.S. Treasury Obligations	—	5,129,261	—	—	5,129,261
Money Market Funds	—	—	—	10,596,633	10,596,633
Total Investments in Securities	965	454,021,812	6,591,772	10,596,633	471,211,182
Investments in Derivatives
Asset
Futures Contracts	281,820	—	—	—	281,820
Liability
Futures Contracts	(239,025)	—	—	—	(239,025)
Total	43,760	454,021,812	6,591,772	10,596,633	471,253,977
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 04/30/2017 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 04/30/2018 ($)
Asset-Backed Securities — Non-Agency	—	—	—	(900)	1,800,000	—	—	—	1,799,100
Residential Mortgage-Backed Securities — Non-Agency	2,212,152	294	—	30	4,790,883	(726)	—	(2,209,961)	4,792,672
Total	2,212,152	294	—	(870)	6,590,883	(726)	—	(2,209,961)	6,591,772
(a) Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2018 was $(870), which is comprised of Asset-Backed Securities — Non-Agency of $(900) and Residential Mortgage-Backed Securities — Non-Agency of $30.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain asset backed securities and residential mortgage backed securities classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, single market quotations, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2018	19

Statement of Assets and Liabilities
April 30, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $466,910,196)	$460,614,549
Affiliated issuers (cost $10,596,633)	10,596,633
Receivable for:
Investments sold	784,929
Investments sold on a delayed delivery basis	1,942,948
Capital shares sold	609,889
Dividends	16,503
Interest	1,953,406
Foreign tax reclaims	13,237
Variation margin for futures contracts	85,000
Expense reimbursement due from Investment Manager	3,987
Prepaid expenses	639
Trustees’ deferred compensation plan	179,968
Total assets	476,801,688
Liabilities
Due to custodian	59,829
Payable for:
Investments purchased	498,680
Investments purchased on a delayed delivery basis	65,607,308
Capital shares purchased	259,311
Distributions to shareholders	853,727
Variation margin for futures contracts	43,328
Management services fees	16,802
Distribution and/or service fees	1,669
Transfer agent fees	16,786
Compensation of board members	62,444
Compensation of chief compliance officer	18
Other expenses	69,694
Trustees’ deferred compensation plan	179,968
Total liabilities	67,669,564
Net assets applicable to outstanding capital stock	$409,132,124
Represented by
Paid in capital	416,806,704
Excess of distributions over net investment income	(331,222)
Accumulated net realized loss	(1,090,506)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(6,295,647)
Futures contracts	42,795
Total - representing net assets applicable to outstanding capital stock	$409,132,124
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Bond Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
April 30, 2018
Class A
Net assets	$50,845,168
Shares outstanding	6,139,103
Net asset value per share	$8.28
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$8.69
Advisor Class
Net assets	$496,924
Shares outstanding	60,073
Net asset value per share	$8.27
Class C
Net assets	$6,000,648
Shares outstanding	725,571
Net asset value per share	$8.27
Institutional Class
Net assets	$56,556,081
Shares outstanding	6,829,215
Net asset value per share	$8.28
Institutional 2 Class
Net assets	$863,653
Shares outstanding	104,614
Net asset value per share	$8.26
Institutional 3 Class
Net assets	$284,875,975
Shares outstanding	34,329,871
Net asset value per share	$8.30
Class R
Net assets	$549,868
Shares outstanding	66,402
Net asset value per share	$8.28
Class T
Net assets	$9,434
Shares outstanding	1,138
Net asset value per share	$8.29
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$8.50
Class V
Net assets	$8,934,373
Shares outstanding	1,080,681
Net asset value per share	$8.27
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$8.68
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2018	21

Statement of Operations
Year Ended April 30, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$4,818
Dividends — affiliated issuers	108,127
Interest	11,876,322
Total income	11,989,267
Expenses:
Management services fees	2,235,758
Distribution and/or service fees
Class A	131,733
Class B	260
Class C	76,836
Class R	3,677
Class T	25
Class V	14,709
Transfer agent fees
Class A	93,131
Advisor Class	929
Class B	50
Class C	13,405
Institutional Class	278,964
Institutional 2 Class	539
Institutional 3 Class	17,587
Class R	1,281
Class T	17
Class V	17,136
Compensation of board members	29,221
Custodian fees	41,546
Printing and postage fees	32,174
Registration fees	135,890
Audit fees	48,515
Legal fees	11,354
Compensation of chief compliance officer	175
Other	22,245
Total expenses	3,207,157
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(578,904)
Expense reduction	(1,400)
Total net expenses	2,626,853
Net investment income	9,362,414
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	3,798,678
Investments — affiliated issuers	1,410
Futures contracts	(1,628,834)
Swap contracts	(229,603)
Net realized gain	1,941,651
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(11,071,073)
Investments — affiliated issuers	(263)
Futures contracts	260,472
Swap contracts	77,548
Net change in unrealized appreciation (depreciation)	(10,733,316)
Net realized and unrealized loss	(8,791,665)
Net increase in net assets resulting from operations	$570,749
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Bond Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended April 30, 2018	Year Ended April 30, 2017
Operations
Net investment income	$9,362,414	$10,754,592
Net realized gain	1,941,651	7,962,116
Net change in unrealized appreciation (depreciation)	(10,733,316)	(11,191,369)
Net increase in net assets resulting from operations	570,749	7,525,339
Distributions to shareholders
Net investment income
Class A	(942,650)	(1,034,173)
Advisor Class	(10,833)	(9,804)
Class B	(57)	(3,217)
Class C	(76,260)	(117,504)
Class I	—	(202)
Institutional Class	(2,541,221)	(8,545,326)
Institutional 2 Class	(16,537)	(4,047)
Institutional 3 Class	(5,347,730)	(685,915)
Class R	(10,836)	(22,179)
Class T	(173)	(180)
Class V	(183,614)	(203,922)
Net realized gains
Class A	(75,008)	(1,373,217)
Advisor Class	(853)	(11,833)
Class B	—	(7,527)
Class C	(10,560)	(265,520)
Class I	—	(233)
Institutional Class	(90,275)	(9,771,071)
Institutional 2 Class	(1,071)	(2,265)
Institutional 3 Class	(433,349)	(694,144)
Class R	(989)	(33,217)
Class T	(14)	(233)
Class V	(13,938)	(249,031)
Total distributions to shareholders	(9,755,968)	(23,034,760)
Decrease in net assets from capital stock activity	(54,398,897)	(63,208,077)
Total decrease in net assets	(63,584,116)	(78,717,498)
Net assets at beginning of year	472,716,240	551,433,738
Net assets at end of year	$409,132,124	$472,716,240
Excess of distributions over net investment income	$(331,222)	$(430,579)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2018	23

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2018		April 30, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,350,192	11,470,191	1,659,903	14,441,255
Distributions reinvested	85,634	725,098	204,954	1,737,972
Redemptions	(1,441,277)	(12,209,797)	(2,033,377)	(17,389,013)
Net decrease	(5,451)	(14,508)	(168,520)	(1,209,786)
Advisor Class
Subscriptions	27,203	231,020	29,554	255,853
Distributions reinvested	1,354	11,459	2,501	21,197
Redemptions	(29,409)	(248,447)	(15,879)	(135,528)
Net increase (decrease)	(852)	(5,968)	16,176	141,522
Class B
Subscriptions	4	23	3,079	27,031
Distributions reinvested	2	21	897	7,588
Redemptions	(15,629)	(134,084)	(30,359)	(258,002)
Net decrease	(15,623)	(134,040)	(26,383)	(223,383)
Class C
Subscriptions	86,917	738,369	343,687	2,998,865
Distributions reinvested	9,354	79,126	37,211	314,028
Redemptions	(489,094)	(4,148,309)	(510,105)	(4,370,918)
Net decrease	(392,823)	(3,330,814)	(129,207)	(1,058,025)
Class I
Redemptions	—	—	(1,136)	(9,587)
Net decrease	—	—	(1,136)	(9,587)
Institutional Class
Subscriptions	911,392	7,780,317	3,688,460	31,717,666
Distributions reinvested	139,701	1,184,004	324,263	2,754,026
Redemptions	(37,800,189)	(323,756,482)	(10,890,599)	(93,345,156)
Net decrease	(36,749,096)	(314,792,161)	(6,877,876)	(58,873,464)
Institutional 2 Class
Subscriptions	29,375	246,181	80,727	679,688
Distributions reinvested	2,060	17,385	695	5,861
Redemptions	(13,880)	(117,045)	(394)	(3,647)
Net increase	17,555	146,521	81,028	681,902
Institutional 3 Class
Subscriptions	34,266,000	294,261,409	195,872	1,674,782
Distributions reinvested	3,709	31,371	1,059	9,025
Redemptions	(3,447,893)	(29,201,714)	(349,914)	(3,114,746)
Net increase (decrease)	30,821,816	265,091,066	(152,983)	(1,430,939)
Class R
Subscriptions	8,977	76,045	13,908	120,270
Distributions reinvested	1,380	11,705	6,405	54,269
Redemptions	(52,854)	(448,562)	(111,998)	(956,730)
Net decrease	(42,497)	(360,812)	(91,685)	(782,191)
Class T
Distributions reinvested	—	—	1	9
Redemptions	(1)	(10)	—	—
Net increase (decrease)	(1)	(10)	1	9
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Bond Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2018		April 30, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Class V
Subscriptions	15,486	131,303	13,760	118,220
Distributions reinvested	16,881	142,768	39,128	331,591
Redemptions	(150,794)	(1,272,242)	(103,950)	(893,946)
Net decrease	(118,427)	(998,171)	(51,062)	(444,135)
Total net decrease	(6,485,399)	(54,398,897)	(7,401,647)	(63,208,077)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2018	25

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
Year Ended 4/30/2018	$8.47	0.16	(0.19)	(0.03)	(0.15)	(0.01)
Year Ended 4/30/2017	$8.72	0.16	(0.05)	0.11	(0.15)	(0.21)
Year Ended 4/30/2016	$8.91	0.16	0.07	0.23	(0.21)	(0.21)
Year Ended 4/30/2015	$8.86	0.17	0.15	0.32	(0.16)	(0.11)
Year Ended 4/30/2014	$9.46	0.16	(0.30)	(0.14)	(0.17)	(0.29)
Advisor Class
Year Ended 4/30/2018	$8.46	0.18	(0.18)	0.00 (e)	(0.18)	(0.01)
Year Ended 4/30/2017	$8.72	0.18	(0.06)	0.12	(0.17)	(0.21)
Year Ended 4/30/2016	$8.91	0.18	0.07	0.25	(0.23)	(0.21)
Year Ended 4/30/2015	$8.85	0.19	0.16	0.35	(0.18)	(0.11)
Year Ended 4/30/2014	$9.45	0.18	(0.30)	(0.12)	(0.19)	(0.29)
Class C
Year Ended 4/30/2018	$8.46	0.09	(0.18)	(0.09)	(0.09)	(0.01)
Year Ended 4/30/2017	$8.71	0.10	(0.05)	0.05	(0.09)	(0.21)
Year Ended 4/30/2016	$8.90	0.09	0.07	0.16	(0.14)	(0.21)
Year Ended 4/30/2015	$8.85	0.10	0.16	0.26	(0.10)	(0.11)
Year Ended 4/30/2014	$9.45	0.11	(0.31)	(0.20)	(0.11)	(0.29)
Institutional Class
Year Ended 4/30/2018	$8.47	0.15	(0.15)	0.00 (e)	(0.18)	(0.01)
Year Ended 4/30/2017	$8.72	0.18	(0.05)	0.13	(0.17)	(0.21)
Year Ended 4/30/2016	$8.91	0.18	0.07	0.25	(0.23)	(0.21)
Year Ended 4/30/2015	$8.86	0.19	0.15	0.34	(0.18)	(0.11)
Year Ended 4/30/2014	$9.46	0.19	(0.31)	(0.12)	(0.19)	(0.29)
Institutional 2 Class
Year Ended 4/30/2018	$8.44	0.19	(0.18)	0.01	(0.18)	(0.01)
Year Ended 4/30/2017	$8.70	0.17	(0.04)	0.13	(0.18)	(0.21)
Year Ended 4/30/2016	$8.89	0.19	0.07	0.26	(0.24)	(0.21)
Year Ended 4/30/2015	$8.84	0.20	0.15	0.35	(0.19)	(0.11)
Year Ended 4/30/2014	$9.45	0.19	(0.31)	(0.12)	(0.20)	(0.29)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Bond Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.16)	$8.28	(0.33%)	1.00%	0.86% (c)	1.84%	257%	$50,845
(0.36)	$8.47	1.34%	0.98% (d)	0.82% (c),(d)	1.86%	375%	$52,029
(0.42)	$8.72	2.74%	1.02%	0.86% (c)	1.83%	428%	$55,058
(0.27)	$8.91	3.63%	1.01%	0.90% (c)	1.85%	350%	$52,256
(0.46)	$8.86	(1.42%)	0.98%	0.96% (c)	1.83%	360%	$61,159

(0.19)	$8.27	(0.08%)	0.75%	0.61% (c)	2.09%	257%	$497
(0.38)	$8.46	1.48%	0.73% (d)	0.57% (c),(d)	2.10%	375%	$516
(0.44)	$8.72	3.01%	0.77%	0.61% (c)	2.07%	428%	$390
(0.29)	$8.91	4.00%	0.76%	0.64% (c)	2.12%	350%	$26
(0.48)	$8.85	(1.18%)	0.74%	0.70% (c)	1.99%	360%	$28

(0.10)	$8.27	(1.08%)	1.75%	1.61% (c)	1.04%	257%	$6,001
(0.30)	$8.46	0.59%	1.73% (d)	1.57% (c),(d)	1.11%	375%	$9,461
(0.35)	$8.71	1.98%	1.77%	1.61% (c)	1.08%	428%	$10,870
(0.21)	$8.90	2.91%	1.76%	1.60% (c)	1.15%	350%	$9,406
(0.40)	$8.85	(2.01%)	1.73%	1.56% (c)	1.23%	360%	$10,917

(0.19)	$8.28	(0.08%)	0.74%	0.61% (c)	1.74%	257%	$56,556
(0.38)	$8.47	1.60%	0.73% (d)	0.58% (c),(d)	2.11%	375%	$369,017
(0.44)	$8.72	3.00%	0.77%	0.61% (c)	2.08%	428%	$440,059
(0.29)	$8.91	3.88%	0.75%	0.65% (c)	2.10%	350%	$550,803
(0.48)	$8.86	(1.17%)	0.73%	0.71% (c)	2.07%	360%	$659,538

(0.19)	$8.26	0.13%	0.64%	0.51%	2.20%	257%	$864
(0.39)	$8.44	1.58%	0.63% (d)	0.49% (d)	1.99%	375%	$735
(0.45)	$8.70	3.11%	0.60%	0.50%	2.14%	428%	$52
(0.30)	$8.89	4.04%	0.56%	0.50%	2.25%	350%	$413
(0.49)	$8.84	(1.10%)	0.57%	0.57%	2.09%	360%	$471
Columbia Bond Fund | Annual Report 2018	27

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Institutional 3 Class
Year Ended 4/30/2018	$8.48	0.21	(0.19)	0.02	(0.19)	(0.01)
Year Ended 4/30/2017	$8.74	0.19	(0.05)	0.14	(0.19)	(0.21)
Year Ended 4/30/2016	$8.92	0.19	0.09	0.28	(0.25)	(0.21)
Year Ended 4/30/2015	$8.87	0.20	0.15	0.35	(0.19)	(0.11)
Year Ended 4/30/2014	$9.47	0.20	(0.30)	(0.10)	(0.21)	(0.29)
Class R
Year Ended 4/30/2018	$8.47	0.13	(0.18)	(0.05)	(0.13)	(0.01)
Year Ended 4/30/2017	$8.72	0.14	(0.05)	0.09	(0.13)	(0.21)
Year Ended 4/30/2016	$8.91	0.14	0.07	0.21	(0.19)	(0.21)
Year Ended 4/30/2015	$8.86	0.14	0.16	0.30	(0.14)	(0.11)
Year Ended 4/30/2014	$9.46	0.14	(0.31)	(0.17)	(0.14)	(0.29)
Class T
Year Ended 4/30/2018	$8.48	0.16	(0.19)	(0.03)	(0.15)	(0.01)
Year Ended 4/30/2017	$8.73	0.16	(0.05)	0.11	(0.15)	(0.21)
Year Ended 4/30/2016	$8.92	0.16	0.07	0.23	(0.21)	(0.21)
Year Ended 4/30/2015	$8.87	0.17	0.15	0.32	(0.16)	(0.11)
Year Ended 4/30/2014	$9.47	0.17	(0.31)	(0.14)	(0.17)	(0.29)
Class V
Year Ended 4/30/2018	$8.46	0.16	(0.18)	(0.02)	(0.16)	(0.01)
Year Ended 4/30/2017	$8.71	0.17	(0.05)	0.12	(0.16)	(0.21)
Year Ended 4/30/2016	$8.90	0.17	0.07	0.24	(0.22)	(0.21)
Year Ended 4/30/2015	$8.85	0.17	0.16	0.33	(0.17)	(0.11)
Year Ended 4/30/2014	$9.45	0.17	(0.30)	(0.13)	(0.18)	(0.29)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R	Class T	Class V
04/30/2017	0.04%	0.04%	0.04%	0.03%	0.02%	0.03%	0.03%	0.03%	0.03%

(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Bond Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.20)	$8.30	0.19%	0.59%	0.46%	2.46%	257%	$284,876
(0.40)	$8.48	1.63%	0.54% (d)	0.42% (d)	2.26%	375%	$29,756
(0.46)	$8.74	3.28%	0.56%	0.45%	2.24%	428%	$31,981
(0.30)	$8.92	4.05%	0.54%	0.48%	2.27%	350%	$27,155
(0.50)	$8.87	(0.99%)	0.53%	0.53%	2.27%	360%	$25,147

(0.14)	$8.28	(0.58%)	1.25%	1.11% (c)	1.54%	257%	$550
(0.34)	$8.47	1.09%	1.23% (d)	1.08% (c),(d)	1.62%	375%	$922
(0.40)	$8.72	2.49%	1.27%	1.11% (c)	1.57%	428%	$1,750
(0.25)	$8.91	3.37%	1.26%	1.15% (c)	1.59%	350%	$2,009
(0.43)	$8.86	(1.66%)	1.23%	1.21% (c)	1.59%	360%	$2,498

(0.16)	$8.29	(0.33%)	0.99%	0.86% (c)	1.83%	257%	$9
(0.36)	$8.48	1.34%	1.01% (d)	0.83% (c),(d)	1.85%	375%	$10
(0.42)	$8.73	2.74%	1.03%	0.86% (c)	1.83%	428%	$10
(0.27)	$8.92	3.62%	1.00%	0.90% (c)	1.85%	350%	$10
(0.46)	$8.87	(1.40%)	0.90%	0.90% (c)	1.92%	360%	$10

(0.17)	$8.27	(0.23%)	0.90%	0.76% (c)	1.92%	257%	$8,934
(0.37)	$8.46	1.44%	0.88% (d)	0.73% (c),(d)	1.95%	375%	$10,139
(0.43)	$8.71	2.85%	0.92%	0.76% (c)	1.93%	428%	$10,887
(0.28)	$8.90	3.73%	0.91%	0.80% (c)	1.95%	350%	$11,885
(0.47)	$8.85	(1.32%)	0.88%	0.86% (c)	1.94%	360%	$12,351
Columbia Bond Fund | Annual Report 2018	29

Notes to Financial Statements
April 30, 2018
Note 1. Organization
Columbia Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Class V shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations.
30	Columbia Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Bond Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
April 30, 2018
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
32	Columbia Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and increase or decrease its credit exposure to a single issuer of debt securities. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a
Columbia Bond Fund | Annual Report 2018	33

Notes to Financial Statements  (continued)
April 30, 2018
counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	281,820*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	239,025*

34	Columbia Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(229,603)	(229,603)
Interest rate risk	(1,628,834)	—	(1,628,834)
Total	(1,628,834)	(229,603)	(1,858,437)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	77,548	77,548
Interest rate risk	260,472	—	260,472
Total	260,472	77,548	338,020
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	63,414,207
Futures contracts — short	28,449,824
Credit default swap contracts — buy protection	14,048,750
Credit default swap contracts — sell protection	6,015,000

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2018.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
Columbia Bond Fund | Annual Report 2018	35

Notes to Financial Statements  (continued)
April 30, 2018
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
36	Columbia Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Bond Fund | Annual Report 2018	37

Notes to Financial Statements  (continued)
April 30, 2018
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2018 was 0.50% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
38	Columbia Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the year ended April 30, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Advisor Class	0.17
Class B	0.05 (a)
Class C	0.17
Institutional Class	0.18
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.17
Class T	0.17
Class V	0.17

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2018, these minimum account balance fees reduced total expenses of the Fund by $1,400.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a service fee or distribution fee for Class B shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Columbia Bond Fund | Annual Report 2018	39

Notes to Financial Statements  (continued)
April 30, 2018
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2018, if any, are listed below:
Amount ($)
Class A	75,329
Class C	803
Class V	1,070
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through August 31, 2018
Class A	0.86%
Advisor Class	0.61
Class C	1.61
Institutional Class	0.61
Institutional 2 Class	0.51
Institutional 3 Class	0.46
Class R	1.11
Class T	0.86
Class V	0.76
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
40	Columbia Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
At April 30, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, post-October capital losses, trustees’ deferred compensation, distributions, principal and/or interest from fixed income securities and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(133,146)	131,905	1,241
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2018			Year Ended April 30, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
9,279,750	476,218	9,755,968	20,442,769	2,591,991	23,034,760
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
765,367	—	—	(6,833,866)
At April 30, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
478,087,843	2,396,157	(9,230,023)	(6,833,866)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2018, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on May 1, 2018.
Late year ordinary losses ($)	Post-October capital losses ($)
—	509,491
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Bond Fund | Annual Report 2018	41

Notes to Financial Statements  (continued)
April 30, 2018
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,247,540,154 and $1,291,217,613, respectively, for the year ended April 30, 2018, of which $929,999,251 and $1,029,091,509, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended April 30, 2018.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
42	Columbia Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At April 30, 2018, one unaffiliated shareholder of record owned 74.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Bond Fund | Annual Report 2018	43

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2018, the related statement of operations for the year ended April 30, 2018, the statement of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2018 and the financial highlights for each of the five years in the period ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
44	Columbia Bond Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Capital gain dividend
$500,029
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Bond Fund | Annual Report 2018	45

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	71	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	71	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	71	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
46	Columbia Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	71	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	71	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia Bond Fund | Annual Report 2018	47

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
48	Columbia Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Bond Fund | Annual Report 2018	49

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
50	Columbia Bond Fund | Annual Report 2018

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Columbia Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN121_04_H01_(06/18)

Annual Report
April 30, 2018
Columbia Small Cap Value Fund I
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Small Cap Value Fund I   |  Annual Report 2018

Columbia Small Cap Value Fund I  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Small Cap Value Fund I (the Fund) seeks long-term capital appreciation.
Portfolio management
Jeremy Javidi, CFA
Portfolio Manager
Managed Fund since 2005
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended April 30, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/25/86	10.03	11.43	8.66
	Including sales charges		3.70	10.12	8.02
Advisor Class*		11/08/12	10.34	11.72	8.82
Class C	Excluding sales charges	01/15/96	9.24	10.61	7.85
	Including sales charges		8.32	10.61	7.85
Institutional Class		07/31/95	10.32	11.72	8.94
Institutional 2 Class*		11/08/12	10.45	11.88	8.90
Institutional 3 Class*		07/15/09	10.50	11.93	9.09
Class R*		09/27/10	9.77	11.16	8.40
Russell 2000 Value Index			6.53	10.36	8.46
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charges for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Small Cap Value Fund I | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2008 — April 30, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at April 30, 2018)
Delek U.S. Holdings, Inc.	1.4
Radian Group, Inc.	1.3
FirstCash, Inc.	1.3
Sunstone Hotel Investors, Inc.	1.1
UMB Financial Corp.	1.1
RLJ Lodging Trust	1.0
BankUnited, Inc.	1.0
Boston Beer Co., Inc. (The), Class A	1.0
CenterState Bank Corp.	1.0
American Equity Investment Life Holding Co.	1.0
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at April 30, 2018)
Common Stocks	99.8
Money Market Funds	0.2
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at April 30, 2018)
Consumer Discretionary	9.9
Consumer Staples	6.7
Energy	8.4
Financials	31.9
Health Care	8.4
Industrials	12.1
Information Technology	7.4
Materials	6.9
Real Estate	6.9
Telecommunication Services	0.6
Utilities	0.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Small Cap Value Fund I | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2018, the Fund’s Class A shares returned 10.03% excluding sales charges. The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 6.53% over the same period. Investors believed that small cap stocks would be among the greatest beneficiaries of a lower corporate tax rate. Against this backdrop, holdings in the health care, industrials, real estate and materials sectors drove the Fund’s performance advantage over the benchmark. Stock selection and sector allocation both figured into positive relative results.
Equity markets moved higher despite late period setback
Despite political tumult and rising tensions with North Korea and Iran, investors focused on prospects for stronger economic growth and lower taxes, driving U.S. financial markets higher over the 12-month period ended April 30, 2018. U.S. economic growth picked up, and the unemployment rate fell to 3.9%. The labor market added an average of more than 190,000 new jobs per month during the period, even though jobs were lost as a result of hurricane disruptions during the third quarter of 2017. Wage growth was modest, but the tightening labor situation has the potential to pressure employers going forward. Synchronous global growth and a weaker U.S. dollar boosted exports. However, in the final months of the period, U.S. equity markets pulled back, producing the first real correction in over a year. Enthusiasm turned to anxiety as the market contended with heightened rhetoric regarding trade policy and a major security breach from Facebook, which pressured technology companies.
In March, the Federal Reserve raised the target range on its key short-term interest rate, the federal funds rate, to 1.50% - 1.75%, citing solid job and economic growth and the recent achievement of its 2.0% inflation target. The 10-year Treasury yield closed the period at 2.95%. The S&P 500 Index, a broad-based measure of U.S. equity returns, gained 13.27% for the 12 months ended April 30, 2018. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks returns of U.S. investment-grade government and corporate bonds, lost 0.32%. Small-cap value stocks trailed all other segments of the equity market.
Contributors and detractors
The Fund was overweight in health care and underweight in real estate, both of which figured into its performance advantage over the benchmark. Health care was the leading sector for the year, and the Fund’s overweight combined with strong stock selection bolstered results. Real estate positions in the benchmark lost ground, but the Fund’s real estate holdings were positive performers for the period. We focused on companies with good balance sheets and cash flow, avoiding the retail and office segments, which were negative performers. In the health care sector, we believe we were in the right place at the right time. We identified a number of biotechnology companies that were trading at a discount, by our estimates. Several of these received a significant amount of positive data over the year, which translated into sharp gains. Dynavax received Federal Drug Administration (FDA) approval for its hepatitis B vaccine, which offers both cost and convenience advantages because it is a two-series regimen compared to the current three-series vaccine. Puma Biotechnology won FDA approval for its breast cancer therapy. The two companies delivered triple-digit gains for the year.
In addition to health care and real estate, the Fund outperformed the benchmark in industrials and materials for the 12-month period. In the industrials sector, DMC Global benefited from continued improvement in demand from higher energy prices and from customer adoption of its innovative product designed to help customers, especially in the shale industry, unlock productivity and efficiency. General Cable, a global leader in wire and cable manufacturing, announced that it would be acquired by Prysmian Group, an Italian company, which would help expansion efforts in the United States. Executive search firm KornFerry, a newer name in the portfolio, benefited from a tight labor market and from the integration of a merger that had masked some of its strength in the high-level search market, where it operates.
Gains from these positions more than offset the Fund’s shortfall in the consumer discretionary sector, where stock selection and an underweight detracted from relative results. Some of the retail companies to which the Fund had no exposure experienced strong positive returns due to tax reform. However, we believe the ongoing online retaill threat has the potential to continue to erode mall-based retailers, and we currently intend to stay with our longer-term view on the segment. On an individual basis, a position in AMC, the movie theater giant, detracted from returns as there were no big block-buster movies for the year. We retained the stock.
4	Columbia Small Cap Value Fund I | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
At period’s end
At period end, the Fund was weighted toward higher quality companies (consistent with our philosophy), which we believe are trading below their intrinsic value. Tactically, we have tilted the portfolio toward higher statistical volatility and a lower earnings yield with a shift from utilities to an increased weight in health care. We believe that the earnings yield on health care has the potential to increase over the next three to five years (our investment horizon), and the increase in volatility from this shift is offset by the potential for higher long-term returns. We continue to helm the Fund with the same high-quality focused philosophy we have had since the value strategies team began to manage the Fund’s portfolio in June 2002. We believe that the market has currently presented us with a number of high quality value opportunities, and we look forward to sharing our results with shareholders.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Small Cap Value Fund I | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2017 — April 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	997.00	1,018.25	6.54	6.61	1.32
Advisor Class	1,000.00	1,000.00	998.30	1,019.49	5.30	5.36	1.07
Class C	1,000.00	1,000.00	993.40	1,014.53	10.23	10.34	2.07
Institutional Class	1,000.00	1,000.00	998.40	1,019.49	5.30	5.36	1.07
Institutional 2 Class	1,000.00	1,000.00	998.90	1,020.08	4.71	4.76	0.95
Institutional 3 Class	1,000.00	1,000.00	999.20	1,020.33	4.46	4.51	0.90
Class R	1,000.00	1,000.00	995.80	1,017.01	7.77	7.85	1.57
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Small Cap Value Fund I | Annual Report 2018

Portfolio of Investments
April 30, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.7%
Issuer	Shares	Value ($)
Consumer Discretionary 9.8%
Auto Components 2.3%
Cooper Tire & Rubber Co.	123,886	3,029,013
Gentherm, Inc.(a)	78,816	2,663,981
Modine Manufacturing Co.(a)	163,137	2,805,956
Visteon Corp.(a)	46,180	5,746,639
Total		14,245,589
Diversified Consumer Services 0.4%
Carriage Services, Inc.	101,760	2,648,813
Household Durables 2.3%
Cavco Industries, Inc.(a)	24,137	4,111,738
Ethan Allen Interiors, Inc.	157,640	3,475,962
Hamilton Beach Brands Holding Co.	80,565	1,792,571
Hooker Furniture Corp.	53,480	2,018,870
Lifetime Brands, Inc.	125,467	1,493,057
Pico Holdings, Inc.	122,227	1,472,836
Total		14,365,034
Leisure Products 0.6%
Acushnet Holdings Corp.	44,503	1,075,193
Malibu Boats, Inc., Class A(a)	87,182	2,938,033
Total		4,013,226
Media 0.9%
AMC Entertainment Holdings, Inc., Class A	131,099	2,287,677
Criteo SA, ADR(a)	72,915	1,879,020
Liberty Latin America Ltd., Class C(a)	93,594	1,690,308
Total		5,857,005
Multiline Retail 0.4%
Hudson’s Bay Co.	345,946	2,446,504
Specialty Retail 2.2%
Aaron’s, Inc.	109,231	4,562,579
Sally Beauty Holdings, Inc.(a)	168,000	2,904,720
Signet Jewelers Ltd.	125,171	4,866,648
Vitamin Shoppe, Inc.(a)	227,350	1,125,383
Total		13,459,330
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 0.7%
Skechers U.S.A., Inc., Class A(a)	63,520	1,810,320
Steven Madden Ltd.	58,485	2,821,901
Total		4,632,221
Total Consumer Discretionary		61,667,722
Consumer Staples 6.7%
Beverages 1.0%
Boston Beer Co., Inc. (The), Class A(a)	27,900	6,253,785
Food & Staples Retailing 3.2%
Andersons, Inc. (The)	108,355	3,537,791
Natural Grocers by Vitamin Cottage, Inc.(a)	338,810	2,422,491
Smart & Final Stores, Inc.(a)	444,089	2,264,854
SpartanNash Co.	130,030	2,363,945
United Natural Foods, Inc.(a)	122,440	5,512,249
Weis Markets, Inc.	82,655	3,803,783
Total		19,905,113
Food Products 1.9%
Fresh Del Monte Produce, Inc.	106,586	5,238,702
Hain Celestial Group, Inc. (The)(a)	130,090	3,789,522
Sanderson Farms, Inc.	26,900	2,990,204
Total		12,018,428
Personal Products 0.6%
Inter Parfums, Inc.	78,572	4,022,886
Total Consumer Staples		42,200,212
Energy 8.4%
Energy Equipment & Services 1.3%
Aspen Aerogels, Inc.(a)	220,280	991,260
Dawson Geophysical Co.(a)	404,442	2,911,983
Natural Gas Services Group, Inc.(a)	115,671	2,787,671
Smart Sand, Inc.(a)	135,270	990,176
Total		7,681,090
Oil, Gas & Consumable Fuels 7.1%
Callon Petroleum Co.(a)	328,161	4,564,720
Carrizo Oil & Gas, Inc.(a)	120,835	2,425,158
Delek U.S. Holdings, Inc.	188,764	8,941,751
Earthstone Energy, Inc., Class A(a)	178,393	1,824,960
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2018	7

Portfolio of Investments  (continued)
April 30, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Gulfport Energy Corp.(a)	332,150	3,088,995
Jagged Peak Energy, Inc.(a)	292,082	4,185,535
Laredo Petroleum, Inc.(a)	375,620	4,131,820
Pacific Ethanol, Inc.(a)	272,770	954,695
Range Resources Corp.	218,510	3,026,364
SM Energy Co.	207,260	4,963,877
Southwestern Energy Co.(a)	323,570	1,326,637
WildHorse Resource Development Corp.(a)	200,607	5,245,873
Total		44,680,385
Total Energy		52,361,475
Financials 31.8%
Banks 16.4%
BancFirst Corp.	88,004	5,029,429
BankUnited, Inc.	159,636	6,323,182
Banner Corp.	84,921	4,874,465
Boston Private Financial Holdings, Inc.	299,727	4,810,618
Bridge Bancorp, Inc.	75,827	2,494,708
Brookline Bancorp, Inc.	270,663	4,493,006
Capital City Bank Group, Inc.	152,209	3,406,437
CenterState Bank Corp.	213,809	6,196,185
Columbia Banking System, Inc.	120,333	4,838,590
Community Trust Bancorp, Inc.	67,237	3,227,376
FCB Financial Holdings, Inc., Class A(a)	101,563	5,870,341
First BanCorp(a)	582,490	4,205,578
First Citizens BancShares Inc., Class A	13,527	5,847,587
First Financial Corp.	69,210	2,958,728
First of Long Island Corp. (The)	116,060	3,075,590
Heritage Financial Corp.	73,553	2,184,524
Investors Bancorp, Inc.	350,732	4,689,287
National Bank Holdings Corp., Class A	94,810	3,335,416
Northrim BanCorp, Inc.	109,920	3,869,184
OFG Bancorp	143,920	1,942,920
Popular, Inc.	34,275	1,586,590
Sierra Bancorp	63,842	1,778,638
Towne Bank	160,990	4,813,601
UMB Financial Corp.	86,970	6,660,163
Union Bankshares Corp.	113,074	4,275,328
Total		102,787,471
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 1.9%
GAIN Capital Holdings, Inc.	306,460	2,500,714
INTL FCStone, Inc.(a)	115,840	5,191,949
Moelis & Co., ADR, Class A	78,692	4,233,629
Total		11,926,292
Consumer Finance 2.0%
Enova International, Inc.(a)	164,162	4,809,947
FirstCash, Inc.	91,908	7,968,423
Total		12,778,370
Insurance 6.6%
American Equity Investment Life Holding Co.	200,701	6,061,170
Baldwin & Lyons, Inc., Class B	96,641	2,251,735
EMC Insurance Group, Inc.	93,051	2,417,465
Employers Holdings, Inc.	103,194	4,220,634
FBL Financial Group, Inc., Class A	66,116	5,140,519
Global Indemnity Ltd	58,278	2,382,987
Heritage Insurance Holdings, Inc.	182,521	2,865,580
Horace Mann Educators Corp.	76,641	3,425,853
National Western Life Group, Inc., Class A	12,104	3,841,931
Navigators Group, Inc. (The)	79,430	4,487,795
United Fire Group, Inc.	84,430	4,245,985
Total		41,341,654
Thrifts & Mortgage Finance 4.9%
HomeStreet, Inc.(a)	168,008	4,284,204
MGIC Investment Corp.(a)	486,600	4,875,732
Provident Financial Holdings, Inc.	88,110	1,616,819
Radian Group, Inc.	569,430	8,142,849
Washington Federal, Inc.	150,063	4,764,500
Western New England Bancorp, Inc.	343,579	3,710,653
WSFS Financial Corp.	67,022	3,357,802
Total		30,752,559
Total Financials		199,586,346
Health Care 8.3%
Biotechnology 5.0%
ACADIA Pharmaceuticals, Inc.(a)	66,454	1,050,638
Alder Biopharmaceuticals, Inc.(a)	182,827	2,596,144
Ardelyx, Inc.(a)	312,440	1,499,712
Atara Biotherapeutics, Inc.(a)	64,800	2,614,680

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Value Fund I | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Coherus Biosciences, Inc.(a)	172,300	2,084,830
Dynavax Technologies Corp.(a)	136,779	2,318,404
Eagle Pharmaceuticals, Inc.(a)	36,179	1,881,670
Immunomedics, Inc.(a)	158,790	2,891,566
Intercept Pharmaceuticals, Inc.(a)	34,440	2,342,264
Keryx Biopharmaceuticals, Inc.(a)	338,567	1,499,852
Momenta Pharmaceuticals, Inc.(a)	123,610	2,571,088
Novavax, Inc.(a)	1,057,540	1,649,762
Puma Biotechnology, Inc.(a)	23,640	1,507,050
Spark Therapeutics, Inc.(a)	24,220	1,848,470
TESARO, Inc.(a)	55,670	2,834,160
Total		31,190,290
Health Care Equipment & Supplies 1.2%
iRadimed Corp.(a)	245,918	4,291,269
Quotient Ltd.(a)	415,803	1,733,898
Sientra, Inc.(a)	142,549	1,878,796
Total		7,903,963
Pharmaceuticals 2.1%
Aerie Pharmaceuticals, Inc.(a)	31,350	1,605,120
BioDelivery Sciences International, Inc.(a)	739,545	1,479,090
Flex Pharma, Inc.(a)	283,573	1,361,150
Horizon Pharma PLC(a)	194,870	2,580,079
Impax Laboratories, Inc.(a)	123,240	2,316,912
Supernus Pharmaceuticals, Inc.(a)	47,171	2,212,320
TherapeuticsMD, Inc.(a)	302,690	1,664,795
Total		13,219,466
Total Health Care		52,313,719
Industrials 12.1%
Airlines 0.4%
Spirit Airlines, Inc.(a)	78,550	2,805,806
Building Products 1.8%
Apogee Enterprises, Inc.	39,310	1,616,034
Caesarstone Ltd.	114,696	2,116,141
Simpson Manufacturing Co., Inc.	67,511	3,691,502
Universal Forest Products, Inc.	123,000	3,921,240
Total		11,344,917
Commercial Services & Supplies 0.8%
Unifirst Corp.	30,515	4,900,709
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction & Engineering 0.4%
Northwest Pipe Co.(a)	121,565	2,398,477
Electrical Equipment 0.9%
Encore Wire Corp.	101,826	5,361,139
Machinery 5.0%
Albany International Corp., Class A	47,171	2,790,165
DMC Global Inc	113,312	4,385,174
EnPro Industries, Inc.	48,326	3,631,699
Gorman-Rupp Co.	81,675	2,571,129
LB Foster Co., Class A(a)	103,129	2,428,688
Lydall, Inc.(a)	51,173	2,282,316
Mueller Industries, Inc.	128,632	3,496,218
Standex International Corp.	42,744	4,144,031
Titan International, Inc.	241,044	2,482,753
Wabash National Corp.	167,350	3,357,041
Total		31,569,214
Professional Services 0.9%
Korn/Ferry International	108,570	5,804,152
Road & Rail 0.9%
Heartland Express, Inc.	129,450	2,308,093
Werner Enterprises, Inc.	97,899	3,357,936
Total		5,666,029
Trading Companies & Distributors 1.0%
Houston Wire & Cable Co.(a)	272,516	1,962,115
Textainer Group Holdings Ltd.(a)	145,139	2,496,391
Transcat, Inc.(a)	96,490	1,592,085
Total		6,050,591
Total Industrials		75,901,034
Information Technology 7.4%
Communications Equipment 1.6%
Acacia Communications, Inc.(a)	56,440	1,588,786
Digi International, Inc.(a)	216,001	2,484,012
Lumentum Holdings, Inc.(a)	46,150	2,328,268
Netscout Systems, Inc.(a)	135,150	3,669,322
Total		10,070,388

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2018	9

Portfolio of Investments  (continued)
April 30, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 1.1%
AVX Corp.	173,010	2,553,627
MTS Systems Corp.	45,237	2,298,040
OSI Systems, Inc.(a)	33,910	2,170,918
Total		7,022,585
IT Services 1.4%
Euronet Worldwide, Inc.(a)	24,010	1,875,421
Mantech International Corp., Class A	83,447	4,930,883
TTEC Holdings, Inc.	70,637	2,260,384
Total		9,066,688
Semiconductors & Semiconductor Equipment 1.9%
Adesto Technologies Corp.(a)	311,512	2,803,608
Entegris, Inc.	115,142	3,707,572
MACOM Technology Solutions Holdings, Inc.(a)	317,771	5,281,354
Total		11,792,534
Software 0.6%
MicroStrategy, Inc., Class A(a)	31,360	3,997,146
Technology Hardware, Storage & Peripherals 0.8%
Electronics for Imaging, Inc.(a)	114,180	3,162,786
Stratasys Ltd.(a)	78,904	1,512,590
Total		4,675,376
Total Information Technology		46,624,717
Materials 6.9%
Chemicals 0.6%
Flotek Industries, Inc.(a)	480,036	1,713,729
Tronox Ltd., Class A	138,067	2,371,991
Total		4,085,720
Construction Materials 0.2%
Forterra, Inc.(a)	178,098	1,307,239
Containers & Packaging 0.5%
Greif, Inc., Class A	50,579	2,959,883
Metals & Mining 4.2%
Allegheny Technologies, Inc.(a)	182,047	4,836,989
Capstone Mining Corp.(a)	1,824,493	1,591,520
Centerra Gold, Inc.(a)	367,650	2,244,928
Commercial Metals Co.	175,700	3,691,457
Ferroglobe PLC(a)	246,011	2,779,924
Common Stocks (continued)
Issuer	Shares	Value ($)
Olympic Steel, Inc.	128,888	3,022,424
TimkenSteel Corp.(a)	158,480	2,660,879
Universal Stainless & Alloy Products, Inc.(a)	181,355	5,320,956
Total		26,149,077
Paper & Forest Products 1.4%
Domtar Corp.	62,250	2,732,775
Louisiana-Pacific Corp.	206,988	5,863,970
Total		8,596,745
Total Materials		43,098,664
Real Estate 6.9%
Equity Real Estate Investment Trusts (REITS) 6.5%
Chesapeake Lodging Trust	184,084	5,437,841
CoreCivic, Inc.	78,690	1,586,390
DDR Corp.	258,070	1,871,007
Farmland Partners, Inc.	263,310	2,006,422
Front Yard Residential Corp.	225,429	2,213,713
InfraREIT, Inc.	150,613	3,209,563
Mack-Cali Realty Corp.	264,460	4,540,778
National Health Investors, Inc.	29,480	2,012,600
PotlatchDeltic Corp.	85,816	4,449,560
RLJ Lodging Trust	315,240	6,547,535
Sunstone Hotel Investors, Inc.	454,775	7,094,490
Total		40,969,899
Real Estate Management & Development 0.4%
St. Joe Co. (The)(a)	138,750	2,393,438
Total Real Estate		43,363,337
Telecommunication Services 0.6%
Wireless Telecommunication Services 0.6%
Shenandoah Telecommunications Co.	91,826	3,466,431
Total Telecommunication Services		3,466,431
Utilities 0.8%
Gas Utilities 0.5%
Southwest Gas Holdings, Inc.	47,715	3,482,718
Water Utilities 0.3%
Consolidated Water Co., Ltd.	125,619	1,777,509
Total Utilities		5,260,227
Total Common Stocks (Cost $409,848,733)		625,843,884

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Value Fund I | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Money Market Funds 0.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.889%(b),(c)	949,669	949,574
Total Money Market Funds (Cost $949,574)		949,574
Total Investments in Securities (Cost: $410,798,307)		626,793,458
Other Assets & Liabilities, Net		644,050
Net Assets		627,437,508
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at April 30, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.889%
	3,566,306	143,649,406	(146,266,043)	949,669	(1,331)	(234)	88,566	949,574
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2018	11

Portfolio of Investments  (continued)
April 30, 2018
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	61,667,722	—	—	—	61,667,722
Consumer Staples	42,200,212	—	—	—	42,200,212
Energy	52,361,475	—	—	—	52,361,475
Financials	199,586,346	—	—	—	199,586,346
Health Care	52,313,719	—	—	—	52,313,719
Industrials	75,901,034	—	—	—	75,901,034
Information Technology	46,624,717	—	—	—	46,624,717
Materials	43,098,664	—	—	—	43,098,664
Real Estate	43,363,337	—	—	—	43,363,337
Telecommunication Services	3,466,431	—	—	—	3,466,431
Utilities	5,260,227	—	—	—	5,260,227
Total Common Stocks	625,843,884	—	—	—	625,843,884
Money Market Funds	—	—	—	949,574	949,574
Total Investments in Securities	625,843,884	—	—	949,574	626,793,458
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Value Fund I | Annual Report 2018

Statement of Assets and Liabilities
April 30, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $409,848,733)	$625,843,884
Affiliated issuers (cost $949,574)	949,574
Receivable for:
Capital shares sold	1,501,934
Dividends	67,101
Foreign tax reclaims	3,927
Expense reimbursement due from Investment Manager	1,247
Prepaid expenses	795
Trustees’ deferred compensation plan	139,530
Total assets	628,507,992
Liabilities
Due to custodian	266
Payable for:
Investments purchased	323,947
Capital shares purchased	392,175
Management services fees	44,718
Distribution and/or service fees	7,212
Transfer agent fees	97,313
Compensation of chief compliance officer	21
Other expenses	65,302
Trustees’ deferred compensation plan	139,530
Total liabilities	1,070,484
Net assets applicable to outstanding capital stock	$627,437,508
Represented by
Paid in capital	399,439,354
Excess of distributions over net investment income	(139,530)
Accumulated net realized gain	12,142,836
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	215,995,151
Foreign currency translations	(303)
Total - representing net assets applicable to outstanding capital stock	$627,437,508
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2018	13

Statement of Assets and Liabilities  (continued)
April 30, 2018
Class A
Net assets	$248,265,614
Shares outstanding	6,099,230
Net asset value per share	$40.70
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$43.18
Advisor Class
Net assets	$11,733,800
Shares outstanding	252,011
Net asset value per share	$46.56
Class C
Net assets	$22,791,669
Shares outstanding	827,390
Net asset value per share	$27.55
Institutional Class
Net assets	$209,821,716
Shares outstanding	4,638,367
Net asset value per share	$45.24
Institutional 2 Class
Net assets	$15,738,600
Shares outstanding	337,944
Net asset value per share	$46.57
Institutional 3 Class
Net assets	$115,295,749
Shares outstanding	2,536,564
Net asset value per share	$45.45
Class R
Net assets	$3,790,360
Shares outstanding	93,338
Net asset value per share	$40.61
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Value Fund I | Annual Report 2018

Statement of Operations
Year Ended April 30, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$7,682,978
Dividends — affiliated issuers	88,566
Foreign taxes withheld	(10,693)
Total income	7,760,851
Expenses:
Management services fees	5,297,823
Distribution and/or service fees
Class A	633,918
Class B	128
Class C	243,609
Class R	18,836
Transfer agent fees
Class A	463,932
Advisor Class	14,261
Class B	26
Class C	44,521
Institutional Class	383,513
Institutional 2 Class	9,573
Institutional 3 Class	8,657
Class R	6,892
Compensation of board members	26,759
Custodian fees	18,582
Printing and postage fees	86,073
Registration fees	120,833
Audit fees	38,257
Legal fees	15,361
Line of credit interest	940
Compensation of chief compliance officer	243
Other	27,418
Total expenses	7,460,155
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(96,248)
Expense reduction	(2,966)
Total net expenses	7,360,941
Net investment income	399,910
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	51,276,974
Investments — affiliated issuers	(1,331)
Foreign currency translations	(921)
Net realized gain	51,274,722
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	4,585,677
Investments — affiliated issuers	(234)
Foreign currency translations	440
Net change in unrealized appreciation (depreciation)	4,585,883
Net realized and unrealized gain	55,860,605
Net increase in net assets resulting from operations	$56,260,515
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2018	15

Statement of Changes in Net Assets
	Year Ended April 30, 2018	Year Ended April 30, 2017
Operations
Net investment income	$399,910	$1,322,065
Net realized gain	51,274,722	77,113,102
Net change in unrealized appreciation (depreciation)	4,585,883	57,799,104
Net increase in net assets resulting from operations	56,260,515	136,234,271
Distributions to shareholders
Net investment income
Class A	(18,184)	(402,914)
Advisor Class	(13,885)	(15,647)
Class I	—	(303,984)
Institutional Class	(304,253)	(743,137)
Institutional 2 Class	(43,338)	(34,589)
Institutional 3 Class	(297,861)	(37,836)
Net realized gains
Class A	(28,669,109)	(29,365,698)
Advisor Class	(657,999)	(489,083)
Class B	(2,295)	(124,956)
Class C	(3,898,260)	(4,281,190)
Class I	—	(6,695,481)
Institutional Class	(22,546,874)	(25,774,096)
Institutional 2 Class	(1,434,065)	(795,145)
Institutional 3 Class	(9,015,214)	(891,840)
Class R	(428,212)	(342,834)
Total distributions to shareholders	(67,329,549)	(70,298,430)
Increase (decrease) in net assets from capital stock activity	45,988,516	(62,712,941)
Total increase in net assets	34,919,482	3,222,900
Net assets at beginning of year	592,518,026	589,295,126
Net assets at end of year	$627,437,508	$592,518,026
Excess of distributions over net investment income	$(139,530)	$(117,872)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Value Fund I | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2018		April 30, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	920,218	38,379,646	785,638	31,247,604
Distributions reinvested	669,214	26,619,925	759,710	27,717,081
Redemptions	(1,384,027)	(57,190,812)	(2,035,269)	(80,478,189)
Net increase (decrease)	205,405	7,808,759	(489,921)	(21,513,504)
Advisor Class
Subscriptions	189,924	9,051,506	52,682	2,384,146
Distributions reinvested	14,407	659,916	12,209	504,495
Redemptions	(53,162)	(2,469,831)	(60,234)	(2,743,341)
Net increase	151,169	7,241,591	4,657	145,300
Class B
Subscriptions	—	—	608	14,678
Distributions reinvested	87	2,035	5,061	115,903
Redemptions	(4,982)	(125,117)	(38,466)	(979,775)
Net decrease	(4,895)	(123,082)	(32,797)	(849,194)
Class C
Subscriptions	100,638	2,864,612	137,450	3,992,173
Distributions reinvested	137,152	3,756,727	141,810	3,750,457
Redemptions	(304,603)	(8,725,399)	(335,761)	(9,675,452)
Net decrease	(66,813)	(2,104,060)	(56,501)	(1,932,822)
Class I
Distributions reinvested	—	—	175,328	6,999,185
Redemptions	—	—	(1,657,130)	(73,016,567)
Net decrease	—	—	(1,481,802)	(66,017,382)
Institutional Class
Subscriptions	1,537,671	70,110,949	1,608,782	69,670,796
Distributions reinvested	319,427	14,050,529	405,179	16,020,336
Redemptions	(2,454,402)	(107,882,281)	(2,617,833)	(110,557,484)
Net decrease	(597,304)	(23,720,803)	(603,872)	(24,866,352)
Institutional 2 Class
Subscriptions	404,771	19,476,501	71,221	3,222,086
Distributions reinvested	32,215	1,477,164	20,143	829,496
Redemptions	(293,881)	(13,543,669)	(67,404)	(2,948,653)
Net increase	143,105	7,409,996	23,960	1,102,929
Institutional 3 Class
Subscriptions	1,269,676	54,863,783	1,417,765	62,312,773
Distributions reinvested	171,483	7,611,681	23,533	929,435
Redemptions	(305,177)	(13,828,311)	(286,153)	(11,968,088)
Net increase	1,135,982	48,647,153	1,155,145	51,274,120
Class R
Subscriptions	35,543	1,464,682	8,532	342,347
Distributions reinvested	10,767	428,212	9,429	342,834
Redemptions	(25,801)	(1,063,932)	(18,652)	(741,217)
Net increase (decrease)	20,509	828,962	(691)	(56,036)
Total net increase (decrease)	987,158	45,988,516	(1,481,822)	(62,712,941)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
Year Ended 4/30/2018	$41.62	(0.03)	3.95	3.92	(0.01)	(4.83)
Year Ended 4/30/2017	$37.50	0.05	8.85	8.90	(0.06)	(4.72)
Year Ended 4/30/2016	$43.03	0.11	(1.13)	(1.02)	(0.12)	(4.39)
Year Ended 4/30/2015	$48.23	0.13	1.32	1.45	(0.18)	(6.47)
Year Ended 4/30/2014	$45.66	0.14	9.96	10.10	(0.30)	(7.23)
Advisor Class
Year Ended 4/30/2018	$46.89	0.10	4.48	4.58	(0.08)	(4.83)
Year Ended 4/30/2017	$41.66	0.15	9.94	10.09	(0.14)	(4.72)
Year Ended 4/30/2016	$47.24	0.24	(1.24)	(1.00)	(0.19)	(4.39)
Year Ended 4/30/2015	$52.31	0.27	1.43	1.70	(0.30)	(6.47)
Year Ended 4/30/2014	$48.96	0.27	10.73	11.00	(0.42)	(7.23)
Class C
Year Ended 4/30/2018	$29.86	(0.24)	2.76	2.52	—	(4.83)
Year Ended 4/30/2017	$28.24	(0.19)	6.44	6.25	—	(4.63)
Year Ended 4/30/2016	$33.63	(0.13)	(0.87)	(1.00)	—	(4.39)
Year Ended 4/30/2015	$39.24	(0.17)	1.03	0.86	—	(6.47)
Year Ended 4/30/2014	$38.36	(0.19)	8.30	8.11	—	(7.23)
Institutional Class
Year Ended 4/30/2018	$45.70	0.08	4.37	4.45	(0.08)	(4.83)
Year Ended 4/30/2017	$40.71	0.14	9.71	9.85	(0.14)	(4.72)
Year Ended 4/30/2016	$46.28	0.23	(1.22)	(0.99)	(0.19)	(4.39)
Year Ended 4/30/2015	$51.37	0.27	1.41	1.68	(0.30)	(6.47)
Year Ended 4/30/2014	$48.21	0.27	10.55	10.82	(0.43)	(7.23)
Institutional 2 Class
Year Ended 4/30/2018	$46.88	0.17	4.46	4.63	(0.11)	(4.83)
Year Ended 4/30/2017	$41.64	0.23	9.92	10.15	(0.19)	(4.72)
Year Ended 4/30/2016	$47.21	0.31	(1.25)	(0.94)	(0.24)	(4.39)
Year Ended 4/30/2015	$52.27	0.33	1.46	1.79	(0.38)	(6.47)
Year Ended 4/30/2014	$48.93	0.32	10.75	11.07	(0.50)	(7.23)
Institutional 3 Class
Year Ended 4/30/2018	$45.86	0.17	4.37	4.54	(0.12)	(4.83)
Year Ended 4/30/2017	$40.83	0.09	9.87	9.96	(0.21)	(4.72)
Year Ended 4/30/2016	$46.37	0.29	(1.18)	(0.89)	(0.26)	(4.39)
Year Ended 4/30/2015	$51.46	0.36	1.42	1.78	(0.40)	(6.47)
Year Ended 4/30/2014	$48.26	0.31	10.63	10.94	(0.51)	(7.23)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Value Fund I | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(4.84)	$40.70	10.03%	1.35% (c)	1.33% (c),(d)	(0.07%)	51%	$248,266
(4.78)	$41.62	26.02%	1.38% (c)	1.37% (c),(d)	0.12%	50%	$245,315
(4.51)	$37.50	(2.60%)	1.36%	1.36% (d)	0.29%	65%	$239,419
(6.65)	$43.03	3.48%	1.33%	1.33% (d)	0.29%	42%	$306,663
(7.53)	$48.23	22.95%	1.31% (c)	1.31% (c),(d)	0.28%	38%	$411,968

(4.91)	$46.56	10.34%	1.10% (c)	1.08% (c),(d)	0.20%	51%	$11,734
(4.86)	$46.89	26.30%	1.13% (c)	1.12% (c),(d)	0.34%	50%	$4,729
(4.58)	$41.66	(2.31%)	1.11%	1.11% (d)	0.56%	65%	$4,007
(6.77)	$47.24	3.71%	1.08%	1.08% (d)	0.53%	42%	$9,840
(7.65)	$52.31	23.26%	1.06% (c)	1.06% (c),(d)	0.51%	38%	$9,620

(4.83)	$27.55	9.24%	2.10% (c)	2.08% (c),(d)	(0.83%)	51%	$22,792
(4.63)	$29.86	25.05%	2.12% (c)	2.12% (c),(d)	(0.65%)	50%	$26,703
(4.39)	$28.24	(3.32%)	2.12%	2.11% (d)	(0.45%)	65%	$26,846
(6.47)	$33.63	2.72%	2.08%	2.08% (d)	(0.47%)	42%	$32,642
(7.23)	$39.24	22.03%	2.06% (c)	2.06% (c),(d)	(0.48%)	38%	$37,568

(4.91)	$45.24	10.32%	1.10% (c)	1.08% (c),(d)	0.17%	51%	$209,822
(4.86)	$45.70	26.33%	1.13% (c)	1.12% (c),(d)	0.34%	50%	$239,246
(4.58)	$40.71	(2.34%)	1.11%	1.11% (d)	0.54%	65%	$237,720
(6.77)	$46.28	3.75%	1.08%	1.08% (d)	0.54%	42%	$654,100
(7.66)	$51.37	23.24%	1.06% (c)	1.06% (c),(d)	0.53%	38%	$819,275

(4.94)	$46.57	10.45%	0.97% (c)	0.96% (c)	0.35%	51%	$15,739
(4.91)	$46.88	26.50%	0.97% (c)	0.97% (c)	0.52%	50%	$9,135
(4.63)	$41.64	(2.19%)	0.96%	0.96%	0.74%	65%	$7,115
(6.85)	$47.21	3.90%	0.93%	0.93%	0.67%	42%	$4,150
(7.73)	$52.27	23.44%	0.91% (c)	0.91% (c)	0.61%	38%	$2,494

(4.95)	$45.45	10.50%	0.93% (c)	0.91% (c)	0.37%	51%	$115,296
(4.93)	$45.86	26.57%	0.92% (c)	0.92% (c)	0.22%	50%	$64,230
(4.65)	$40.83	(2.13%)	0.91%	0.91%	0.70%	65%	$10,022
(6.87)	$46.37	3.95%	0.88%	0.88%	0.74%	42%	$9,261
(7.74)	$51.46	23.50%	0.87% (c)	0.87% (c)	0.61%	38%	$10,234
Columbia Small Cap Value Fund I | Annual Report 2018	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R
Year Ended 4/30/2018	$41.63	(0.13)	3.94	3.81	—	(4.83)
Year Ended 4/30/2017	$37.54	(0.06)	8.87	8.81	—	(4.72)
Year Ended 4/30/2016	$43.09	0.02	(1.13)	(1.11)	(0.05)	(4.39)
Year Ended 4/30/2015	$48.28	0.01	1.32	1.33	(0.05)	(6.47)
Year Ended 4/30/2014	$45.70	0.01	9.98	9.99	(0.18)	(7.23)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Value Fund I | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(4.83)	$40.61	9.77%	1.60% (c)	1.58% (c),(d)	(0.31%)	51%	$3,790
(4.72)	$41.63	25.71%	1.63% (c)	1.62% (c),(d)	(0.15%)	50%	$3,032
(4.44)	$37.54	(2.83%)	1.61%	1.61% (d)	0.06%	65%	$2,760
(6.52)	$43.09	3.22%	1.58%	1.58% (d)	0.01%	42%	$3,671
(7.41)	$48.28	22.65%	1.56% (c)	1.56% (c),(d)	0.01%	38%	$3,360
Columbia Small Cap Value Fund I | Annual Report 2018	21

Notes to Financial Statements
April 30, 2018
Note 1. Organization
Columbia Small Cap Value Fund I (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
22	Columbia Small Cap Value Fund I | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Small Cap Value Fund I | Annual Report 2018	23

Notes to Financial Statements  (continued)
April 30, 2018
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
24	Columbia Small Cap Value Fund I | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2018 was 0.86% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Small Cap Value Fund I | Annual Report 2018	25

Notes to Financial Statements  (continued)
April 30, 2018
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the year ended April 30, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Advisor Class	0.19
Class B	0.05 (a)
Class C	0.18
Institutional Class	0.18
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.18

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2018, these minimum account balance fees reduced total expenses of the Fund by $2,966.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a service fee or distribution fee for Class B shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2018, if any, are listed below:
Amount ($)
Class A	211,013
Class C	1,200
26	Columbia Small Cap Value Fund I | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2017 through August 31, 2018	Prior to September 1, 2017
Class A	1.32%	1.37%
Advisor Class	1.07	1.12
Class C	2.07	2.12
Institutional Class	1.07	1.12
Institutional 2 Class	0.95	1.02
Institutional 3 Class	0.90	0.97
Class R	1.57	1.62
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, trustees’ deferred compensation, foreign currency transactions, earnings and profits distributed to shareholders on the redemption of shares and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
255,953	(4,259,150)	4,003,197
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Small Cap Value Fund I | Annual Report 2018	27

Notes to Financial Statements  (continued)
April 30, 2018
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2018			Year Ended April 30, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
938,077	66,391,472	67,329,549	9,014,200	61,284,230	70,298,430
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	14,145,937	—	213,992,051
At April 30, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
412,801,407	230,431,641	(16,439,590)	213,992,051
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $310,371,596 and $330,261,534, respectively, for the year ended April 30, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate
28	Columbia Small Cap Value Fund I | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
For the year ended April 30, 2018, the average daily loan balance outstanding on days when borrowing existed was $2,450,000 at a weighted average interest rate of 2.33%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at April 30, 2018.
Note 8. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At April 30, 2018, one unaffiliated shareholder of record owned 18.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 16.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Small Cap Value Fund I | Annual Report 2018	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Small Cap Value Fund I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Value Fund I (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2018, the related statement of operations for the year ended April 30, 2018, the statement of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2018 and the financial highlights for each of the five years in the period ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
30	Columbia Small Cap Value Fund I | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$49,164,934
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Small Cap Value Fund I | Annual Report 2018	31

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	71	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	71	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	71	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
32	Columbia Small Cap Value Fund I | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	71	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	71	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia Small Cap Value Fund I | Annual Report 2018	33

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
34	Columbia Small Cap Value Fund I | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Small Cap Value Fund I | Annual Report 2018	35

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
36	Columbia Small Cap Value Fund I | Annual Report 2018

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Small Cap Value Fund I
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN229_04_H01_(06/18)

Annual Report
April 30, 2018
Columbia U.S. Treasury Index Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia U.S. Treasury Index Fund   |  Annual Report 2018

Columbia U.S. Treasury Index Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia U.S. Treasury Index Fund (the Fund) seeks total return that corresponds to the total return of the FTSE Bond U.S. Treasury Index, before fees and expenses.
Portfolio management
Alan Erickson, CFA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended April 30, 2018)
		Inception	1 Year	5 Years	10 Years
Class A		11/25/02	-1.35	0.35	2.43
Class C	Excluding sales charges	11/25/02	-2.03	-0.32	1.78
	Including sales charges		-3.00	-0.32	1.78
Institutional Class		06/04/91	-1.20	0.53	2.65
Institutional 2 Class*		11/08/12	-1.20	0.51	2.65
Institutional 3 Class*		03/01/17	-1.27	0.51	2.64
Class T*	Excluding sales charges	06/18/12	-1.53	0.26	2.30
	Including sales charges		-3.97	-0.26	2.04
FTSE Bond U.S. Treasury Index			-1.05	0.71	2.81
Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The returns for Class T shares are shown with and without the maximum applicable sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R5, Class Y and Class Z shares were renamed Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE Bond U.S. Treasury Index is an index composed of all U.S. Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million that are included in the Citi Broad Investment-Grade Bond Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia U.S. Treasury Index Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2008 — April 30, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Treasury Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2018)
Money Market Funds	0.3
U.S. Treasury Obligations	99.7
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2018)
AAA rating	100.0
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Columbia U.S. Treasury Index Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
At April 30, 2018, approximately 74.9% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended April 30, 2018, the Fund’s Class A shares returned -1.35%. The FTSE Bond U.S. Treasury Index returned -1.05% over the same period. The Fund underperformed the benchmark in a period when Treasuries generally traded in a range (between consistent high and low prices for a period of time) until December 2017, when investor sentiment shifted to higher growth and inflation expectations following the passage of federal tax overhaul.
Calm Treasury market gave way to headwinds
Over the past 12 months, U.S. Treasury yield levels were mainly impacted by political and legislative developments in Washington, D.C. Through most of 2017, U.S. interest rates had remained relatively stable, and several measures of market volatility hit historically low levels. However, with the passage of federal tax reform in December 2017, investors began to “price in” stronger economic growth and marginally higher inflation, which subsequently pushed rates higher and out of their previous range. In order to help fund significantly larger anticipated budget deficits stemming from reduced federal taxes, the U.S. Treasury signaled a potential 60% net increase in 2018 issuance compared with 2017. This expected surge in supply, combined with the continuing execution of the U.S. Federal Reserve’s (the Fed) plan to reduce its balance sheet, helped to create significant headwinds for U.S. Treasuries over the full 12-month period.
In addition, the Fed maintained its program of gradually normalizing short-term interest rates by raising the federal funds rate three more times during the period, bringing the total number of 25-basis-point rate hikes since the end of the financial crisis to six. Higher overnight rates, increased supply and Fed forecasts for additional rate hikes made a large impact on the front end of the yield curve, as short- to intermediate-term yields moved higher by 100 basis points or more. However, yields of 30-year Treasuries remained close to 3.0%, moving only 20 basis points higher over the 12-month period. The resulting flattening of the yield curve was typical within a credit tightening cycle. The market perceived that the Fed was acting credibly within its dual mandate of seeking low U.S. unemployment and stable inflation.
At period’s end
It is tempting to state that most of the “bad news” has already priced into the Treasury market. At the close of the reporting period, additional supply had been absorbed, inflation was not accelerating and, in our opinion, the economy did not appear to be in danger of overheating. Geopolitical risks obviously remained but we believe these risks are supportive of U.S. Treasury prices, as U.S. Treasuries have traditionally been viewed as a “safe haven” for investors.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The U.S. government may be unable or unwilling to honor its financial obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund’s net value will generally decline when the performance of its targeted index declines. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
4	Columbia U.S. Treasury Index Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2017 — April 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	980.50	1,023.06	1.72	1.76	0.35
Class C	1,000.00	1,000.00	977.10	1,019.59	5.15	5.26	1.05
Institutional Class	1,000.00	1,000.00	981.20	1,023.80	0.98	1.00	0.20
Institutional 2 Class	1,000.00	1,000.00	981.20	1,023.80	0.98	1.00	0.20
Institutional 3 Class	1,000.00	1,000.00	980.50	1,023.80	0.98	1.00	0.20
Class T	1,000.00	1,000.00	980.00	1,022.56	2.21	2.26	0.45
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia U.S. Treasury Index Fund | Annual Report 2018	5

Portfolio of Investments
April 30, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
U.S. Treasury Obligations 99.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
04/30/2019	1.625%	9,364,000	9,304,318
07/31/2019	0.875%	8,847,000	8,685,993
07/31/2019	1.375%	12,094,000	11,948,045
07/31/2019	1.625%	9,443,000	9,358,131
08/15/2019	0.750%	18,101,000	17,729,797
09/30/2019	1.375%	21,259,000	20,955,893
09/30/2019	1.750%	9,096,000	9,012,986
10/31/2019	1.500%	11,122,000	10,971,794
01/31/2020	1.250%	9,350,000	9,158,341
02/15/2020	1.375%	15,422,000	15,127,937
02/29/2020	1.250%	9,015,000	8,817,741
02/29/2020	1.375%	10,753,000	10,542,922
03/31/2020	1.125%	4,716,000	4,596,715
03/31/2020	1.375%	8,644,000	8,466,042
04/30/2020	1.375%	5,675,000	5,551,420
05/31/2020	1.500%	921,000	902,035
06/15/2020	1.500%	6,194,000	6,064,344
07/15/2020	1.500%	27,385,000	26,780,644
07/31/2020	1.625%	4,545,000	4,455,092
08/15/2020	2.625%	5,175,000	5,184,247
08/15/2020	8.750%	8,400,000	9,553,574
08/31/2020	1.375%	2,655,000	2,584,643
08/31/2020	2.125%	1,000,000	990,313
09/15/2020	1.375%	6,088,000	5,924,325
09/30/2020	1.375%	16,225,000	15,775,411
09/30/2020	2.000%	1,935,000	1,909,491
10/31/2020	1.375%	5,191,000	5,040,713
10/31/2020	1.750%	2,285,000	2,239,309
11/30/2020	1.625%	6,670,000	6,510,234
11/30/2020	2.000%	4,845,000	4,774,065
12/15/2020	1.875%	5,625,000	5,524,544
12/31/2020	1.750%	1,375,000	1,345,239
01/31/2021	1.375%	23,682,000	22,911,294
02/28/2021	1.125%	29,111,000	27,931,810
03/31/2021	1.250%	8,594,000	8,263,836
03/31/2021	2.250%	1,500,000	1,484,231
05/15/2021	3.125%	2,205,000	2,235,495
05/31/2021	1.375%	3,598,000	3,462,667
07/31/2021	2.250%	2,300,000	2,269,965
08/31/2021	1.125%	11,200,000	10,647,098
08/31/2021	2.000%	2,650,000	2,592,235
09/30/2021	2.125%	3,025,000	2,969,221
11/30/2021	1.750%	4,188,000	4,052,697
11/30/2021	1.875%	10,229,000	9,946,440
12/31/2021	2.125%	3,550,000	3,478,527
01/31/2022	1.500%	7,550,000	7,224,387
01/31/2022	1.875%	2,200,000	2,134,428
02/15/2022	2.000%	3,000,000	2,923,292
02/28/2022	1.750%	9,964,000	9,615,505
03/31/2022	1.750%	5,679,000	5,474,075
04/30/2022	1.750%	3,320,000	3,196,886
05/31/2022	1.875%	5,857,000	5,664,513
06/30/2022	1.750%	14,618,000	14,052,690
06/30/2022	2.125%	6,412,000	6,258,649
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/31/2022	1.875%	2,811,000	2,712,846
07/31/2022	2.000%	2,630,000	2,552,128
08/15/2022	1.625%	3,725,000	3,556,341
08/31/2022	1.875%	5,303,000	5,113,825
09/30/2022	1.750%	9,280,000	8,892,177
09/30/2022	1.875%	6,120,000	5,896,238
10/31/2022	1.875%	2,532,000	2,437,216
10/31/2022	2.000%	4,646,000	4,496,016
11/30/2022	2.000%	7,409,000	7,165,921
12/31/2022	2.125%	6,523,000	6,337,968
01/31/2023	1.750%	3,340,000	3,187,696
01/31/2023	2.375%	12,214,000	11,994,613
02/28/2023	1.500%	13,362,000	12,588,509
03/31/2023	1.500%	9,898,000	9,312,978
04/30/2023	1.625%	2,236,000	2,114,155
05/15/2023	1.750%	10,140,000	9,641,714
05/31/2023	1.625%	11,218,000	10,593,938
08/15/2023	2.500%	8,850,000	8,713,965
08/31/2023	1.375%	9,873,000	9,169,391
10/31/2023	1.625%	4,662,000	4,379,002
11/15/2023	2.750%	3,757,000	3,742,118
02/15/2024	2.750%	3,580,000	3,561,544
03/31/2024	2.125%	5,818,000	5,587,963
05/15/2024	2.500%	3,886,000	3,807,818
07/31/2024	2.125%	10,143,000	9,710,178
08/15/2024	2.375%	8,476,000	8,232,679
11/15/2024	2.250%	12,973,000	12,481,834
11/30/2024	2.125%	346,000	330,237
12/31/2024	2.250%	11,042,000	10,613,885
02/15/2025	2.000%	7,074,000	6,684,574
05/15/2025	2.125%	8,307,000	7,896,138
08/15/2025	2.000%	8,944,000	8,410,752
11/15/2025	2.250%	10,328,000	9,862,773
02/15/2026	1.625%	22,845,000	20,789,670
02/15/2026	6.000%	3,290,000	4,000,198
08/15/2026	1.500%	14,343,000	12,838,829
11/15/2026	2.000%	10,471,000	9,735,974
02/15/2027	2.250%	3,189,000	3,020,436
05/15/2027	2.375%	4,243,000	4,055,653
08/15/2027	2.250%	7,202,000	6,801,625
11/15/2027	2.250%	14,704,000	13,865,412
02/15/2028	2.750%	1,985,000	1,953,681
11/15/2028	5.250%	550,000	664,548
02/15/2029	5.250%	1,357,000	1,645,353
05/15/2030	6.250%	1,800,000	2,398,700
02/15/2031	5.375%	1,250,000	1,570,969
02/15/2036	4.500%	3,680,000	4,455,151
02/15/2039	3.500%	7,599,000	8,173,123
11/15/2039	4.375%	2,197,000	2,664,755
05/15/2040	4.375%	2,173,000	2,638,555
11/15/2040	4.250%	3,693,000	4,415,260
02/15/2041	4.750%	1,113,000	1,423,330
05/15/2041	4.375%	3,558,000	4,335,233
08/15/2041	3.750%	2,049,000	2,284,416
02/15/2042	3.125%	568,000	574,041
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia U.S. Treasury Index Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/2043	3.125%	10,652,000	10,740,459
05/15/2043	2.875%	9,632,000	9,287,286
08/15/2043	3.625%	2,570,000	2,814,641
11/15/2043	3.750%	5,367,000	5,997,618
02/15/2044	3.625%	3,185,000	3,490,110
05/15/2044	3.375%	3,305,000	3,475,228
08/15/2044	3.125%	3,062,000	3,082,733
11/15/2044	3.000%	9,765,000	9,607,543
02/15/2045	2.500%	10,383,000	9,261,851
05/15/2045	3.000%	4,084,000	4,016,129
08/15/2045	2.875%	5,095,000	4,889,676
11/15/2045	3.000%	2,500,000	2,457,400
02/15/2046	2.500%	5,872,000	5,219,571
08/15/2046	2.250%	8,752,000	7,358,951
11/15/2046	2.875%	5,014,000	4,802,787
02/15/2047	3.000%	4,515,000	4,433,223
05/15/2047	3.000%	4,920,000	4,829,271
08/15/2047	2.750%	9,717,000	9,067,880
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/15/2047	2.750%	2,373,000	2,214,093
Total U.S. Treasury Obligations (Cost $888,833,515)			867,706,731

Money Market Funds 0.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.889%(a),(b)	2,439,997	2,439,753
Total Money Market Funds (Cost $2,439,923)		2,439,753
Total Investments in Securities (Cost: $891,273,438)		870,146,484
Other Assets & Liabilities, Net		5,077,235
Net Assets		875,223,719

Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at April 30, 2018.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.889%
	4,962,263	69,844,974	(72,367,240)	2,439,997	180	(259)	35,171	2,439,753
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
April 30, 2018
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
U.S. Treasury Obligations	867,706,731	—	—	—	867,706,731
Money Market Funds	—	—	—	2,439,753	2,439,753
Total Investments in Securities	867,706,731	—	—	2,439,753	870,146,484
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia U.S. Treasury Index Fund | Annual Report 2018

Statement of Assets and Liabilities
April 30, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $888,833,515)	$867,706,731
Affiliated issuers (cost $2,439,923)	2,439,753
Receivable for:
Investments sold	10,566,761
Capital shares sold	1,532,472
Dividends	2,247
Interest	4,724,601
Expense reimbursement due from Investment Manager	14,599
Trustees’ deferred compensation plan	66,609
Other assets	721
Total assets	887,054,494
Liabilities
Payable for:
Investments purchased	10,212,605
Capital shares purchased	150,579
Distributions to shareholders	1,371,153
Management services fees	28,701
Distribution and/or service fees	857
Other expenses	271
Trustees’ deferred compensation plan	66,609
Total liabilities	11,830,775
Net assets applicable to outstanding capital stock	$875,223,719
Represented by
Paid in capital	900,729,257
Excess of distributions over net investment income	(167,768)
Accumulated net realized loss	(4,210,816)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(21,126,784)
Investments - affiliated issuers	(170)
Total - representing net assets applicable to outstanding capital stock	$875,223,719
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2018	9

Statement of Assets and Liabilities  (continued)
April 30, 2018
Class A
Net assets	$45,073,551
Shares outstanding	4,193,749
Net asset value per share	$10.75
Class C
Net assets	$4,142,935
Shares outstanding	385,476
Net asset value per share	$10.75
Institutional Class
Net assets	$392,889,385
Shares outstanding	36,548,348
Net asset value per share	$10.75
Institutional 2 Class
Net assets	$30,709,615
Shares outstanding	2,862,560
Net asset value per share	$10.73
Institutional 3 Class
Net assets	$401,767,932
Shares outstanding	37,155,915
Net asset value per share	$10.81
Class T
Net assets	$640,301
Shares outstanding	59,595
Net asset value per share	$10.74
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$11.02
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia U.S. Treasury Index Fund | Annual Report 2018

Statement of Operations
Year Ended April 30, 2018
Net investment income
Income:
Dividends — affiliated issuers	$35,171
Interest	13,494,669
Total income	13,529,840
Expenses:
Management services fees	2,926,477
Distribution and/or service fees
Class A	122,031
Class B	30
Class C	54,192
Class T	2,620
Compensation of board members	29,357
Other	4,724
Total expenses	3,139,431
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,497,321)
Fees waived by distributor
Class A	(48,812)
Class B	(3)
Class C	(8,129)
Expense reduction	(780)
Total net expenses	1,584,386
Net investment income	11,945,454
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,674,142)
Investments — affiliated issuers	180
Net realized loss	(1,673,962)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(19,229,797)
Investments — affiliated issuers	(259)
Net change in unrealized appreciation (depreciation)	(19,230,056)
Net realized and unrealized loss	(20,904,018)
Net decrease in net assets resulting from operations	$(8,958,564)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2018	11

Statement of Changes in Net Assets
	Year Ended April 30, 2018	Year Ended April 30, 2017 (a)
Operations
Net investment income	$11,945,454	$10,756,308
Net realized loss	(1,673,962)	(588,563)
Net change in unrealized appreciation (depreciation)	(19,230,056)	(18,664,198)
Net decrease in net assets resulting from operations	(8,958,564)	(8,496,453)
Distributions to shareholders
Net investment income
Class A	(720,758)	(614,613)
Class B	(18)	(2,183)
Class C	(41,678)	(53,021)
Class I	—	(3,359,934)
Institutional Class	(6,320,441)	(4,463,607)
Institutional 2 Class	(458,453)	(252,968)
Institutional 3 Class	(4,314,937)	(389,283)
Class T	(14,159)	(1,639,877)
Net realized gains
Class A	—	(142,080)
Class B	—	(1,298)
Class C	—	(30,129)
Class I	—	(728,815)
Institutional Class	—	(886,366)
Institutional 2 Class	—	(70,784)
Class T	—	(509,041)
Total distributions to shareholders	(11,870,444)	(13,143,999)
Increase in net assets from capital stock activity	181,178,272	4,458,877
Total increase (decrease) in net assets	160,349,264	(17,181,575)
Net assets at beginning of year	714,874,455	732,056,030
Net assets at end of year	$875,223,719	$714,874,455
Excess of distributions over net investment income	$(167,768)	$(242,778)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia U.S. Treasury Index Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2018		April 30, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,596,036	17,578,648	3,863,235	43,355,098
Distributions reinvested	29,486	324,150	44,549	498,648
Redemptions	(1,799,809)	(19,759,588)	(3,234,468)	(36,102,518)
Net increase (decrease)	(174,287)	(1,856,790)	673,316	7,751,228
Class B
Subscriptions	—	—	49	554
Distributions reinvested	—	—	243	2,709
Redemptions	(1,043)	(11,579)	(62,848)	(698,957)
Net decrease	(1,043)	(11,579)	(62,556)	(695,694)
Class C
Subscriptions	54,103	600,168	220,702	2,508,461
Distributions reinvested	3,667	40,316	7,299	81,345
Redemptions	(299,567)	(3,305,094)	(473,184)	(5,240,743)
Net decrease	(241,797)	(2,664,610)	(245,183)	(2,650,937)
Class I
Subscriptions	—	—	11,378,487	128,340,323
Distributions reinvested	—	—	341,612	3,830,880
Redemptions	—	—	(27,220,089)	(300,370,806)
Net decrease	—	—	(15,499,990)	(168,199,603)
Institutional Class
Subscriptions	8,157,172	90,001,075	16,430,198	183,419,304
Distributions reinvested	506,632	5,564,004	391,515	4,377,733
Redemptions	(6,514,138)	(71,988,194)	(6,644,450)	(74,669,741)
Net increase	2,149,666	23,576,885	10,177,263	113,127,296
Institutional 2 Class
Subscriptions	1,267,931	13,894,932	2,424,536	27,644,692
Distributions reinvested	5,577	61,149	4,975	55,477
Redemptions	(660,841)	(7,215,644)	(524,698)	(5,828,543)
Net increase	612,667	6,740,437	1,904,813	21,871,626
Institutional 3 Class
Subscriptions	18,967,087	206,143,368	23,401,826	259,058,736
Distributions reinvested	391,100	4,314,719	35,010	389,258
Redemptions	(4,877,119)	(53,811,468)	(761,989)	(8,469,233)
Net increase	14,481,068	156,646,619	22,674,847	250,978,761
Class T
Subscriptions	6	63	1,205,525	13,703,764
Distributions reinvested	1,273	14,020	191,167	2,148,760
Redemptions	(114,693)	(1,266,773)	(21,101,986)	(233,576,324)
Net decrease	(113,414)	(1,252,690)	(19,705,294)	(217,723,800)
Total net increase (decrease)	16,712,860	181,178,272	(82,784)	4,458,877

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2018	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
Year Ended 4/30/2018	$11.06	0.16	(0.31)	(0.15)	(0.16)	—
Year Ended 4/30/2017	$11.34	0.14	(0.25)	(0.11)	(0.14)	(0.03)
Year Ended 4/30/2016	$11.28	0.14	0.12	0.26	(0.14)	(0.06)
Year Ended 4/30/2015	$11.03	0.15	0.26	0.41	(0.15)	(0.01)
Year Ended 4/30/2014	$11.52	0.14	(0.36)	(0.22)	(0.15)	(0.12)
Class C
Year Ended 4/30/2018	$11.06	0.09	(0.31)	(0.22)	(0.09)	—
Year Ended 4/30/2017	$11.34	0.06	(0.24)	(0.18)	(0.07)	(0.03)
Year Ended 4/30/2016	$11.28	0.07	0.12	0.19	(0.07)	(0.06)
Year Ended 4/30/2015	$11.02	0.07	0.27	0.34	(0.07)	(0.01)
Year Ended 4/30/2014	$11.52	0.07	(0.37)	(0.30)	(0.08)	(0.12)
Institutional Class
Year Ended 4/30/2018	$11.06	0.18	(0.31)	(0.13)	(0.18)	—
Year Ended 4/30/2017	$11.34	0.16	(0.25)	(0.09)	(0.16)	(0.03)
Year Ended 4/30/2016	$11.28	0.16	0.12	0.28	(0.16)	(0.06)
Year Ended 4/30/2015	$11.02	0.17	0.27	0.44	(0.17)	(0.01)
Year Ended 4/30/2014	$11.52	0.17	(0.38)	(0.21)	(0.17)	(0.12)
Institutional 2 Class
Year Ended 4/30/2018	$11.04	0.18	(0.31)	(0.13)	(0.18)	—
Year Ended 4/30/2017	$11.32	0.16	(0.25)	(0.09)	(0.16)	(0.03)
Year Ended 4/30/2016	$11.26	0.16	0.12	0.28	(0.16)	(0.06)
Year Ended 4/30/2015	$11.01	0.17	0.26	0.43	(0.17)	(0.01)
Year Ended 4/30/2014	$11.51	0.17	(0.38)	(0.21)	(0.17)	(0.12)
Institutional 3 Class
Year Ended 4/30/2018	$11.13	0.18	(0.32)	(0.14)	(0.18)	—
Year Ended 4/30/2017(d)	$11.02	0.03	0.11 (e)	0.14	(0.03)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia U.S. Treasury Index Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.16)	$10.75	(1.35%)	0.65%	0.35% (c)	1.49%	27%	$45,074
(0.17)	$11.06	(0.94%)	0.65%	0.35% (c)	1.27%	50%	$48,312
(0.20)	$11.34	2.38%	0.66%	0.35% (c)	1.30%	91%	$41,893
(0.16)	$11.28	3.70%	0.66%	0.38% (c)	1.33%	65%	$31,946
(0.27)	$11.03	(1.92%)	0.66%	0.45% (c)	1.24%	76%	$22,163

(0.09)	$10.75	(2.03%)	1.41%	1.05% (c)	0.78%	27%	$4,143
(0.10)	$11.06	(1.63%)	1.40%	1.05% (c)	0.56%	50%	$6,938
(0.13)	$11.34	1.67%	1.41%	1.05% (c)	0.59%	91%	$9,892
(0.08)	$11.28	3.11%	1.41%	1.05% (c)	0.66%	65%	$7,124
(0.20)	$11.02	(2.59%)	1.41%	1.05% (c)	0.64%	76%	$6,417

(0.18)	$10.75	(1.20%)	0.40%	0.20% (c)	1.64%	27%	$392,889
(0.19)	$11.06	(0.79%)	0.40%	0.20% (c)	1.42%	50%	$380,519
(0.22)	$11.34	2.54%	0.41%	0.20% (c)	1.44%	91%	$274,641
(0.18)	$11.28	3.98%	0.41%	0.20% (c)	1.51%	65%	$247,434
(0.29)	$11.02	(1.76%)	0.41%	0.20% (c)	1.49%	76%	$194,297

(0.18)	$10.73	(1.20%)	0.40%	0.20%	1.65%	27%	$30,710
(0.19)	$11.04	(0.80%)	0.41%	0.20%	1.45%	50%	$24,839
(0.22)	$11.32	2.54%	0.41%	0.20%	1.45%	91%	$3,906
(0.18)	$11.26	3.89%	0.41%	0.20%	1.50%	65%	$2,600
(0.29)	$11.01	(1.76%)	0.41%	0.20%	1.52%	76%	$1,431

(0.18)	$10.81	(1.27%)	0.40%	0.20%	1.66%	27%	$401,768
(0.03)	$11.13	1.24%	0.40% (f)	0.20% (f)	1.52% (f)	50%	$252,341
Columbia U.S. Treasury Index Fund | Annual Report 2018	15

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class T
Year Ended 4/30/2018	$11.06	0.15	(0.32)	(0.17)	(0.15)	—
Year Ended 4/30/2017	$11.33	0.13	(0.24)	(0.11)	(0.13)	(0.03)
Year Ended 4/30/2016	$11.27	0.13	0.12	0.25	(0.13)	(0.06)
Year Ended 4/30/2015	$11.02	0.13	0.27	0.40	(0.14)	(0.01)
Year Ended 4/30/2014	$11.52	0.14	(0.37)	(0.23)	(0.15)	(0.12)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia U.S. Treasury Index Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.15)	$10.74	(1.53%)	0.66%	0.45% (c)	1.37%	27%	$640
(0.16)	$11.06	(0.95%)	0.65%	0.45% (c)	1.15%	50%	$1,913
(0.19)	$11.33	2.28%	0.65%	0.45% (c)	1.17%	91%	$225,255
(0.15)	$11.27	3.63%	0.65%	0.45% (c)	1.20%	65%	$74,873
(0.27)	$11.02	(2.00%)	0.66%	0.45% (c)	1.24%	76%	$12,167
Columbia U.S. Treasury Index Fund | Annual Report 2018	17

Notes to Financial Statements
April 30, 2018
Note 1. Organization
Columbia U.S. Treasury Index Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge (CDSC).
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or
18	Columbia U.S. Treasury Index Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia U.S. Treasury Index Fund | Annual Report 2018	19

Notes to Financial Statements  (continued)
April 30, 2018
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.40% of the Fund’s daily net assets.
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Board of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and any extraordinary non-recurring expenses that may arise, including litigation fees.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
20	Columbia U.S. Treasury Index Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2018, these minimum account balance fees reduced total expenses of the Fund by $780.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class T shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a service fee or distribution fee for Class B shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
The Distributor has voluntarily agreed to waive a portion of the service fee for Class A and Class C shares so that the service fee does not exceed 0.15% annually of the average daily net assets attributable to each such share class. This arrangement may be modified or terminated by the Distributor at any time.
The Distributor had voluntarily agreed to waive a portion of the service fee for Class B shares so that the service fee did not exceed 0.15% annually of the average daily net assets attributable to each such share class. This arrangement was in effect through August 4, 2017.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.70% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2018, if any, are listed below:
Amount ($)
Class C	101
Columbia U.S. Treasury Index Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
April 30, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through August 31, 2018
Class A	0.45%
Class C	1.20
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Class T	0.45
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class A and Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, capital loss carryforwards, trustees’ deferred compensation, distributions and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2018			Year Ended April 30, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
11,870,444	—	11,870,444	11,973,448	1,170,551	13,143,999
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
22	Columbia U.S. Treasury Index Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
At April 30, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
1,158,975	—	(2,916,730)	(22,421,040)
At April 30, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
892,567,524	1,099,215	(23,520,255)	(22,421,040)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended April 30, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	2,916,730	—	2,916,730	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $373,332,353 and $192,943,658, respectively, for the year ended April 30, 2018, of which $373,332,353 and $192,943,658, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is
Columbia U.S. Treasury Index Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
April 30, 2018
charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended April 30, 2018.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Shareholder concentration risk
At April 30, 2018, affiliated shareholders of record owned 78.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
24	Columbia U.S. Treasury Index Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia U.S. Treasury Index Fund | Annual Report 2018	25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia U.S. Treasury Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia U.S. Treasury Index Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2018, the related statement of operations for the year ended April 30, 2018, the statement of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2018
We have served as the auditor of one or more investment companies in the Columbia Funds Complex since 1977.
26	Columbia U.S. Treasury Index Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	71	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	71	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	71	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Columbia U.S. Treasury Index Fund | Annual Report 2018	27

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	71	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	71	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
28	Columbia U.S. Treasury Index Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia U.S. Treasury Index Fund | Annual Report 2018	29

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
30	Columbia U.S. Treasury Index Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia U.S. Treasury Index Fund | Annual Report 2018	31

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Columbia U.S. Treasury Index Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN237_04_H01_(06/18)

Annual Report
April 30, 2018
Columbia Corporate Income Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Corporate Income Fund   |  Annual Report 2018

Columbia Corporate Income Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Corporate Income Fund (the Fund) seeks total return, consisting primarily of current income and secondarily of capital appreciation.
Portfolio management
Tom Murphy, CFA
Lead Portfolio Manager
Managed Fund since 2011
Timothy Doubek, CFA
Portfolio Manager
Managed Fund since December 2011
Average annual total returns (%) (for the period ended April 30, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/31/00	0.22	1.89	5.26
	Including sales charges		-4.51	0.91	4.76
Advisor Class*		11/08/12	0.46	2.17	5.53
Class C	Excluding sales charges	07/15/02	-0.38	1.29	4.63
	Including sales charges		-1.36	1.29	4.63
Institutional Class		03/05/86	0.47	2.15	5.52
Institutional 2 Class*		11/08/12	0.67	2.29	5.60
Institutional 3 Class*		11/08/12	0.62	2.34	5.63
Class T*	Excluding sales charges	09/27/10	0.22	1.89	5.26
	Including sales charges		-2.29	1.38	5.00
Blended Benchmark			1.05	2.81	5.64
Bloomberg Barclays U.S. Corporate Bond Index			0.67	2.46	5.23
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark is a weighted custom benchmark, established by the Investment Manager, consisting of an 85% weighting in the Bloomberg Barclays U.S. Corporate Bond Index and a 15% weighting in the ICE Bank of America Merrill Lynch (ICE BofAML) U.S. Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.
The Bloomberg Barclays U.S. Corporate Bond Index measures the investment-grade, fixed-rate, taxable, corporate bond market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Corporate Income Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2008 — April 30, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Corporate Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2018)
Common Stocks	0.0 (a)
Corporate Bonds & Notes	94.6
Foreign Government Obligations	0.1
Money Market Funds	4.9
Senior Loans	0.0 (a)
U.S. Treasury Obligations	0.4
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2018)
AAA rating	1.0
AA rating	4.6
A rating	24.8
BBB rating	58.2
BB rating	4.6
B rating	5.7
CCC rating	1.1
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Corporate Income Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2018, the Fund’s Class A shares returned 0.22% excluding sales charges. During the same 12-month period, the Fund underperformed its Blended Benchmark, which returned 1.05%, as well as the Bloomberg Barclays U.S. Corporate Index, which returned 0.67%. During the period, the largest positive contributions to the Fund’s performance came from positioning with respect to interest rates and an overweight allocation to the utilities sector. Underweights to financials and industrials detracted, as did a bias toward higher quality issues within below investment-grade, high-yield corporate bonds.
Credit outperformed as Treasury yields rose
Performance across fixed-income markets for the 12 months ended April 30, 2018 was constrained by an upward move in Treasury yields, which weighed on bond prices. For much of the period, sentiment with respect to credit-oriented segments of the market continued to be supported by positive economic data and the Federal Reserve’s (the Fed) maintenance of an incremental approach as it sought to restore interest rates to more historically normal levels.
Against a backdrop of strong corporate earnings growth and substantially full employment, the U.S. economy posted annualized growth in the 3% range over each of the last three quarters of 2017. As 2017 drew to a close, risk sentiment was further boosted with the passage of legislation that lowered the maximum corporate tax rate from 35% to 21% and provided a temporary window for companies to accelerate the expensing of capital investments.
The Fed implemented a series of three 25 basis point rate hikes at its June 2017, December 2017 and March 2018 Open Market Committee meetings, which together raised the upper target for the federal funds rate to 1.75%. In addition, in October of 2017, the Fed began the process of allowing its mortgage-backed security and Treasury holdings acquired in the wake of the 2008 financial crisis to gradually roll off its balance sheet. The Fed’s tapering plan was well-signaled, and the markets had little reaction to the actual launch.
As 2018 opened, bond markets continued to rally on the back of the tax reform bill and quiescent inflation indicators. However, January wage growth data surprised to the upside, raising concerns that signs of a potential acceleration in inflation would lead the Fed to step up the pace of its rate hikes. While jitters around inflation eased fairly quickly, the markets were jarred again in early March as President Trump threatened tariffs on Chinese imports, raising the specter of a trade war with the potential to derail global growth. In late April, first quarter 2018 growth was reported at 2.3%, with the drop off from the prior three quarters generally attributed to seasonal factors.
Yields rose along the U.S. Treasury curve over the 12-month period ended April 30, 2018, and the yield curve flattened notably as shorter maturities experienced greater yield increases. To illustrate, the two-year Treasury yield rose 121 basis points from 1.28% to 2.49%, the 10-year rose 66 basis points from 2.29% to 2.95%, the 20-year rose 34 basis points from 2.67% to 3.01%, and the 30-year yield rose 15 basis points from 2.96% to 3.11%. Credit spreads (the incremental yield provided by lower rated bonds relative to comparable maturity U.S. Treasury bonds) narrowed modestly over the 12 months.
Contributors and detractors
In terms of sector allocation, the Fund’s performance relative to the benchmark benefited from overweight exposure to utilities. Conversely, underweight allocations to financials and industrials acted as constraints on relative return. Security selection within both consumer non-cyclical and life insurance issues benefited performance.
Relative to the Blended Benchmark, our underweighting of below investment-grade, high-yield corporate bonds detracted from performance, as the segment outperformed investment-grade bonds. The high-yield allocation was approximately 9.6% at the end of the period, versus 15% for the Blended Benchmark. With respect to security selection, a bias toward higher quality issues within high-yield corporates detracted, as riskier segments of the market outperformed.
The Fund’s positioning with respect to interest rates added to relative performance. Specifically, a below-benchmark stance with respect to duration (and correspondingly reduced interest rate sensitivity) helped returns as Treasury yields rose over the period. In addition, the Fund’s performance benefited from our being positioned in anticipation that the yield curve would flatten, with an underweight to the 2-10 year area of the curve.
4	Columbia Corporate Income Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
At period’s end
Since the narrowing to the tightest point of the calendar year in late January 2018, investment grade credit spreads have widened modestly across the curve. This has primarily been driven by concerns around elevated supply and lower demand from non-U.S. investors. Economic growth has been solid and earnings have been strong, with the tailwind from U.S. tax law changes beginning to be reflected in corporate results.
Given that recent spread widening has not been caused by deteriorating corporate or U.S. economic fundamentals, we maintained a favorable view of corporate credit at the close of the reporting period. As high-yield corporate bonds have dramatically outperformed their investment-grade counterparts, we entered the new fiscal period with an underweight to high yield relative to the Blended Benchmark.
From a sector positioning standpoint, we were overweight in sectors that we believed had attractive risk-adjusted return potential, including electric utilities, life insurance, food and beverage, and midstream pipelines. We viewed these sectors as less economically sensitive and therefore less vulnerable should the current expansion, which is the second longest on record, come to an unexpected halt. The Fund was underweight in banking and technology based on relative value concerns, as well as retailers based on an unfavorable view of business fundamentals for the sector.
The Fed is in the process of normalizing the target range for its overnight lending rate and allowing its holdings of longer term bonds to shrink. We have seen a quite dramatic sell-off in U.S. Treasury bonds, with yields on the short end of the curve reaching levels not seen since 2008-2009 and intermediate Treasuries at yields not seen since 2011. Given the increase in Treasury yields, the Fund moved to a duration roughly in line with the benchmark by period end.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Corporate Income Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2017 — April 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	973.40	1,020.28	4.45	4.56	0.91
Advisor Class	1,000.00	1,000.00	975.50	1,021.52	3.23	3.31	0.66
Class C	1,000.00	1,000.00	970.50	1,017.31	7.38	7.55	1.51
Institutional Class	1,000.00	1,000.00	974.60	1,021.52	3.23	3.31	0.66
Institutional 2 Class	1,000.00	1,000.00	975.90	1,021.97	2.79	2.86	0.57
Institutional 3 Class	1,000.00	1,000.00	975.30	1,022.27	2.50	2.56	0.51
Class T	1,000.00	1,000.00	973.40	1,020.28	4.45	4.56	0.91
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Corporate Income Fund | Annual Report 2018

Portfolio of Investments
April 30, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 0.0%
Issuer	Shares	Value ($)
Financials —%
Insurance —%
WMI Holdings Corp. Escrow(a),(b),(c),(d)	1,075	—
WMIH Corp.(b)	21,388	29,302
Total		29,302
Total Financials		29,302
Total Common Stocks (Cost $1,077,672)		29,302

Corporate Bonds & Notes 93.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 4.4%
Alcoa, Inc.
04/15/2021	5.400%	408,000	420,223
Boeing Co. (The)
05/15/2018	0.950%	6,253,000	6,249,642
Bombardier, Inc.(e)
12/01/2021	8.750%	250,000	277,660
01/15/2023	6.125%	150,000	150,999
12/01/2024	7.500%	569,000	598,872
Lockheed Martin Corp.
11/23/2020	2.500%	6,720,000	6,642,700
09/15/2021	3.350%	8,150,000	8,197,009
01/15/2026	3.550%	16,525,000	16,250,982
Northrop Grumman Corp.
06/01/2018	1.750%	14,550,000	14,541,063
10/15/2047	4.030%	10,215,000	9,513,199
TransDigm, Inc.
05/15/2025	6.500%	657,000	667,415
06/15/2026	6.375%	1,195,000	1,202,705
Total			64,712,469
Apartment REIT 0.1%
ERP Operating LP
03/01/2028	3.500%	2,160,000	2,079,153
Automotive 0.6%
Delphi Technologies PLC(e)
10/01/2025	5.000%	258,000	248,571
Ford Motor Co.
12/08/2046	5.291%	7,406,000	7,113,508
IHO Verwaltungs GmbH PIK(e)
09/15/2023	4.500%	204,000	199,920
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Schaeffler Finance BV(e)
05/15/2023	4.750%	850,000	863,560
Total			8,425,559
Banking 12.0%
Ally Financial, Inc.
04/15/2021	4.250%	690,000	693,887
05/19/2022	4.625%	534,000	539,064
09/30/2024	5.125%	138,000	141,722
American Express Co.
08/01/2022	2.500%	9,590,000	9,209,833
02/27/2023	3.400%	4,365,000	4,329,822
Bank of America Corp.(f)
01/20/2028	3.824%	14,325,000	13,943,081
Bank of America Corp.(e),(f)
12/20/2028	3.419%	10,400,000	9,745,715
Bank of Nova Scotia (The)
04/20/2021	3.125%	9,485,000	9,455,720
Capital One Financial Corp.
05/12/2020	2.500%	4,127,000	4,065,413
01/30/2023	3.200%	2,765,000	2,683,297
01/31/2028	3.800%	4,085,000	3,884,300
Capital One NA
08/08/2022	2.650%	4,812,000	4,603,029
Citigroup, Inc.
05/01/2026	3.400%	5,115,000	4,834,601
10/21/2026	3.200%	13,260,000	12,360,269
Goldman Sachs Group, Inc. (The)(f)
05/01/2029	4.223%	21,650,000	21,303,600
JPMorgan Chase & Co.
10/01/2026	2.950%	8,361,000	7,731,442
JPMorgan Chase & Co.(f)
01/23/2029	3.509%	6,845,000	6,495,843
01/23/2049	3.897%	5,290,000	4,799,945
Morgan Stanley
07/27/2026	3.125%	4,225,000	3,939,589
Morgan Stanley(f)
01/24/2029	3.772%	14,535,000	13,975,839
Toronto-Dominion Bank (The)
01/25/2021	2.550%	9,550,000	9,399,970
Washington Mutual Bank(a),(d),(g)
Subordinated
01/15/2015	0.000%	6,350,000	9,525
Wells Fargo & Co.
10/23/2026	3.000%	15,435,000	14,220,374
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo & Co.(f)
05/22/2028	3.584%	14,060,000	13,400,923
Total			175,766,803
Brokerage/Asset Managers/Exchanges 0.0%
NFP Corp.(e)
07/15/2025	6.875%	519,000	513,906
VFH Parent LLC/Orchestra Co-Issuer, Inc.(e)
06/15/2022	6.750%	79,000	82,036
Total			595,942
Building Materials 0.2%
American Builders & Contractors Supply Co., Inc.(e)
04/15/2021	5.625%	249,000	252,165
12/15/2023	5.750%	545,000	561,600
Beacon Roofing Supply, Inc.
10/01/2023	6.375%	57,000	59,931
Beacon Roofing Supply, Inc.(e)
11/01/2025	4.875%	361,000	340,933
Core & Main LP(e)
08/15/2025	6.125%	434,000	427,219
HD Supply, Inc.(e)
04/15/2024	5.750%	398,000	418,466
James Hardie International Finance DAC(e)
01/15/2025	4.750%	360,000	351,021
U.S. Concrete, Inc.
06/01/2024	6.375%	275,000	284,583
Total			2,695,918
Cable and Satellite 2.8%
Altice U.S. Finance I Corp.(e)
07/15/2023	5.375%	576,000	578,895
05/15/2026	5.500%	892,000	871,930
CCO Holdings LLC/Capital Corp.(e)
04/01/2024	5.875%	319,000	322,956
05/01/2025	5.375%	341,000	335,824
02/15/2026	5.750%	481,000	476,871
05/01/2026	5.500%	39,000	38,007
05/01/2027	5.125%	1,135,000	1,063,205
Cequel Communications Holdings I LLC/Capital Corp.(e)
12/15/2021	5.125%	182,000	182,197
04/01/2028	7.500%	480,000	486,573
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	3,635,000	3,430,357
Comcast Corp.
07/15/2046	3.400%	3,263,000	2,721,649
08/15/2047	4.000%	5,192,000	4,767,751
11/01/2052	4.049%	2,210,000	2,017,412
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSC Holdings LLC
02/15/2019	8.625%	425,000	442,028
CSC Holdings LLC(e)
10/15/2025	6.625%	562,000	578,985
10/15/2025	10.875%	288,000	337,723
04/15/2027	5.500%	229,000	219,908
02/01/2028	5.375%	373,000	349,095
DISH DBS Corp.
11/15/2024	5.875%	805,000	686,146
07/01/2026	7.750%	788,000	718,027
Radiate HoldCo LLC/Finance, Inc.(e)
02/15/2023	6.875%	99,000	95,892
02/15/2025	6.625%	445,000	412,734
Sirius XM Radio, Inc.(e)
07/15/2026	5.375%	993,000	975,681
08/01/2027	5.000%	764,000	729,659
Sky PLC(e)
09/16/2024	3.750%	11,122,000	11,141,108
Time Warner Cable LLC
09/15/2042	4.500%	2,380,000	2,025,899
Unitymedia GmbH(e)
01/15/2025	6.125%	985,000	1,036,012
Unitymedia Hessen GmbH & Co. KG NRW(e)
01/15/2025	5.000%	449,000	459,119
Videotron Ltd.
07/15/2022	5.000%	286,000	292,169
Videotron Ltd.(e)
04/15/2027	5.125%	244,000	239,713
Virgin Media Finance PLC(e)
01/15/2025	5.750%	674,000	644,650
Virgin Media Secured Finance PLC
01/15/2021	5.250%	465,000	477,110
Virgin Media Secured Finance PLC(e)
01/15/2026	5.250%	731,000	695,891
Ziggo Bond Finance BV(e)
01/15/2027	6.000%	610,000	569,647
Ziggo Secured Finance BV(e)
01/15/2027	5.500%	923,000	870,095
Total			41,290,918
Chemicals 0.5%
Angus Chemical Co.(e)
02/15/2023	8.750%	437,000	454,955
Atotech U.S.A., Inc.(e)
02/01/2025	6.250%	397,000	401,225
Axalta Coating Systems LLC(e)
08/15/2024	4.875%	203,000	204,608

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Corporate Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chemours Co. (The)
05/15/2023	6.625%	570,000	599,110
05/15/2025	7.000%	339,000	364,719
Huntsman International LLC
11/15/2020	4.875%	840,000	857,552
INEOS Group Holdings SA(e)
08/01/2024	5.625%	329,000	331,756
Koppers, Inc.(e)
02/15/2025	6.000%	89,000	90,728
LYB International Finance BV
03/15/2044	4.875%	955,000	976,475
Olin Corp.
09/15/2027	5.125%	160,000	156,736
02/01/2030	5.000%	232,000	221,089
Platform Specialty Products Corp.(e)
02/01/2022	6.500%	372,000	381,155
12/01/2025	5.875%	424,000	413,626
PQ Corp.(e)
11/15/2022	6.750%	1,045,000	1,107,455
12/15/2025	5.750%	247,000	244,861
SPCM SA(e)
09/15/2025	4.875%	387,000	375,161
Venator Finance SARL/Materials LLC(e)
07/15/2025	5.750%	55,000	55,000
WR Grace & Co.(e)
10/01/2021	5.125%	331,000	340,672
Total			7,576,883
Construction Machinery 0.2%
Ashtead Capital, Inc.(e)
08/15/2027	4.375%	407,000	384,746
H&E Equipment Services, Inc.
09/01/2025	5.625%	112,000	112,506
Ritchie Bros. Auctioneers, Inc.(e)
01/15/2025	5.375%	679,000	675,551
United Rentals North America, Inc.
10/15/2025	4.625%	89,000	86,442
09/15/2026	5.875%	454,000	472,711
05/15/2027	5.500%	345,000	342,470
01/15/2028	4.875%	644,000	609,679
Total			2,684,105
Consumer Cyclical Services 0.1%
APX Group, Inc.
12/01/2020	8.750%	252,000	248,270
12/01/2022	7.875%	318,000	321,180
09/01/2023	7.625%	167,000	155,877
IHS Markit Ltd.(e)
11/01/2022	5.000%	594,000	614,983
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Interval Acquisition Corp.
04/15/2023	5.625%	382,000	397,812
Total			1,738,122
Consumer Products 0.2%
Mattel, Inc.(e)
12/31/2025	6.750%	317,000	309,081
Newell Brands, Inc.
04/01/2046	5.500%	800,000	828,577
Prestige Brands, Inc.(e)
03/01/2024	6.375%	428,000	430,109
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	266,000	278,062
12/15/2026	5.250%	74,000	71,901
Spectrum Brands, Inc.
11/15/2022	6.625%	385,000	398,302
07/15/2025	5.750%	650,000	650,047
Springs Industries, Inc.
06/01/2021	6.250%	201,000	203,806
Valvoline, Inc.
07/15/2024	5.500%	39,000	39,986
08/15/2025	4.375%	227,000	219,459
Total			3,429,330
Diversified Manufacturing 1.5%
Apergy Corp.(e),(h)
05/01/2026	6.375%	329,000	333,894
Gates Global LLC/Co.(e)
07/15/2022	6.000%	268,000	271,366
General Electric Co.
10/09/2042	4.125%	4,730,000	4,310,099
Honeywell International, Inc.
10/30/2019	1.400%	8,325,000	8,161,214
Siemens Financieringsmaatschappij NV(e)
03/16/2020	2.200%	3,670,000	3,619,820
SPX FLOW, Inc.(e)
08/15/2024	5.625%	72,000	72,909
08/15/2026	5.875%	266,000	271,977
TriMas Corp.(e)
10/15/2025	4.875%	355,000	345,738
United Technologies Corp.
11/01/2046	3.750%	3,105,000	2,707,172
Welbilt, Inc.
02/15/2024	9.500%	68,000	75,609
WESCO Distribution, Inc.
12/15/2021	5.375%	775,000	790,655
06/15/2024	5.375%	104,000	105,040

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zekelman Industries, Inc.(e)
06/15/2023	9.875%	394,000	434,404
Total			21,499,897
Electric 16.8%
AEP Texas, Inc.
10/01/2047	3.800%	7,750,000	7,273,693
AES Corp.
03/15/2023	4.500%	320,000	321,613
05/15/2026	6.000%	216,000	225,689
09/01/2027	5.125%	161,000	163,242
Calpine Corp.
01/15/2025	5.750%	300,000	275,208
Calpine Corp.(e)
06/01/2026	5.250%	309,000	296,017
CMS Energy Corp.
03/01/2024	3.875%	8,145,000	8,157,951
11/15/2025	3.600%	11,314,000	11,058,383
02/15/2027	2.950%	16,721,000	15,334,879
Consolidated Edison Co. of New York, Inc.
06/15/2046	3.850%	900,000	861,985
DTE Energy Co.
06/01/2024	3.500%	17,549,000	17,226,327
10/01/2026	2.850%	26,960,000	24,515,564
Duke Energy Corp.
10/15/2023	3.950%	8,133,000	8,246,911
04/15/2024	3.750%	8,194,000	8,172,761
08/15/2027	3.150%	14,560,000	13,591,877
Duke Energy Florida LLC
01/15/2027	3.200%	3,829,000	3,691,975
Edison International
09/15/2022	2.400%	5,920,000	5,618,625
Emera U.S. Finance LP
06/15/2046	4.750%	12,833,000	12,775,675
Eversource Energy
03/15/2022	2.750%	1,235,000	1,203,894
Indiana Michigan Power Co.
07/01/2047	3.750%	5,595,000	5,183,538
Mississippi Power Co.
03/30/2028	3.950%	14,219,000	14,085,142
03/15/2042	4.250%	837,000	803,996
NextEra Energy Operating Partners LP(e)
09/15/2027	4.500%	293,000	274,293
NRG Energy, Inc.
05/01/2024	6.250%	35,000	36,088
01/15/2027	6.625%	606,000	623,450
NRG Energy, Inc.(e)
01/15/2028	5.750%	145,000	143,621
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRG Yield Operating LLC
08/15/2024	5.375%	711,000	712,075
09/15/2026	5.000%	181,000	176,979
Pacific Gas & Electric Co.
02/15/2024	3.750%	3,295,000	3,268,235
03/15/2027	3.300%	1,476,000	1,384,373
02/15/2044	4.750%	2,503,000	2,545,906
Pacific Gas & Electric Co.(e)
12/01/2047	3.950%	2,410,000	2,194,291
Pattern Energy Group, Inc.(e)
02/01/2024	5.875%	544,000	556,761
Progress Energy, Inc.
04/01/2022	3.150%	20,570,000	20,235,470
Public Service Electric & Gas Co.
05/15/2027	3.000%	6,475,000	6,165,353
Public Service Enterprise Group, Inc.
11/15/2019	1.600%	3,270,000	3,192,720
Sierra Pacific Power Co.
05/01/2026	2.600%	4,900,000	4,530,373
Southern California Edison Co.
10/01/2043	4.650%	295,000	318,376
Southern Co. (The)
07/01/2046	4.400%	8,637,000	8,526,516
TerraForm Power Operating LLC(e)
01/31/2028	5.000%	761,000	713,763
Vistra Energy Corp.
11/01/2024	7.625%	250,000	268,584
Vistra Energy Corp.(e)
01/30/2026	8.125%	569,000	624,500
WEC Energy Group, Inc.
06/15/2025	3.550%	11,202,000	11,025,333
Xcel Energy, Inc.
12/01/2026	3.350%	20,895,000	20,079,280
Total			246,681,285
Finance Companies 1.7%
Aircastle Ltd.
03/15/2021	5.125%	733,000	751,812
04/01/2023	5.000%	61,000	62,477
Avolon Holdings Funding Ltd.(e)
01/15/2023	5.500%	437,000	434,381
CIT Group, Inc.
03/07/2025	5.250%	110,000	112,339
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	12,001,000	11,734,518
11/15/2035	4.418%	7,590,000	7,274,734
iStar, Inc.
04/01/2022	6.000%	422,000	424,864

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Corporate Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Navient Corp.
03/25/2020	8.000%	34,000	36,210
07/26/2021	6.625%	258,000	267,910
06/15/2022	6.500%	248,000	254,868
01/25/2023	5.500%	481,000	473,406
10/25/2024	5.875%	578,000	566,041
Provident Funding Associates LP/Finance Corp.(e)
06/15/2025	6.375%	563,000	566,354
Quicken Loans, Inc.(e)
05/01/2025	5.750%	526,000	517,723
01/15/2028	5.250%	150,000	137,301
Springleaf Finance Corp.
03/15/2023	5.625%	339,000	339,530
03/15/2025	6.875%	337,000	340,242
Total			24,294,710
Food and Beverage 7.7%
Anheuser-Busch InBev Finance, Inc.
02/01/2046	4.900%	11,041,000	11,439,149
Anheuser-Busch InBev Worldwide, Inc.
04/15/2058	4.750%	1,960,000	1,960,743
Aramark Services, Inc.(e)
02/01/2028	5.000%	198,000	192,661
B&G Foods, Inc.
04/01/2025	5.250%	704,000	644,797
Bacardi Ltd.(e)
05/15/2048	5.300%	12,045,000	11,882,826
Chobani LLC/Finance Corp., Inc.(e)
04/15/2025	7.500%	498,000	500,502
Diageo Capital PLC
07/15/2020	4.828%	6,600,000	6,848,200
FAGE International SA/U.S.A. Dairy Industry, Inc.(e)
08/15/2026	5.625%	443,000	414,682
JM Smucker Co. (The)
12/06/2019	2.200%	4,135,000	4,085,591
Kraft Heinz Foods Co.
07/02/2020	2.800%	20,480,000	20,320,174
06/01/2046	4.375%	9,103,000	8,132,384
Lamb Weston Holdings, Inc.(e)
11/01/2024	4.625%	113,000	111,913
11/01/2026	4.875%	388,000	386,716
Molson Coors Brewing Co.
03/15/2019	1.900%	3,940,000	3,910,261
07/15/2046	4.200%	10,979,000	10,055,392
Mondelez International, Inc.(e)
10/28/2019	1.625%	9,480,000	9,296,723
PepsiCo, Inc.
05/02/2019	1.550%	6,170,000	6,113,760
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pinnacle Foods Finance LLC/Corp.
01/15/2024	5.875%	52,000	53,569
Post Holdings, Inc.(e)
03/01/2025	5.500%	101,000	99,122
08/15/2026	5.000%	488,000	458,704
03/01/2027	5.750%	1,247,000	1,221,490
01/15/2028	5.625%	209,000	199,595
Sysco Corp.
07/15/2021	2.500%	2,055,000	2,008,023
07/15/2027	3.250%	6,400,000	6,037,146
Tyson Foods, Inc.
08/15/2019	2.650%	5,884,000	5,855,916
06/02/2047	4.550%	1,065,000	1,027,566
Total			113,257,605
Gaming 0.5%
Boyd Gaming Corp.
05/15/2023	6.875%	297,000	311,850
04/01/2026	6.375%	103,000	107,731
Caesars Resort Collection LLC/CRC Finco, Inc.(e)
10/15/2025	5.250%	161,000	153,739
Eldorado Resorts, Inc.
04/01/2025	6.000%	498,000	493,266
GLP Capital LP/Financing II, Inc.
11/01/2023	5.375%	292,000	301,760
04/15/2026	5.375%	552,000	556,253
International Game Technology PLC(e)
02/15/2022	6.250%	542,000	569,719
02/15/2025	6.500%	262,000	279,651
Jack Ohio Finance LLC/1 Corp.(e)
11/15/2021	6.750%	349,000	361,232
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	104,000	106,081
09/01/2026	4.500%	122,000	115,209
01/15/2028	4.500%	301,000	277,342
MGM Resorts International
10/01/2020	6.750%	616,000	654,564
03/15/2023	6.000%	281,000	293,875
09/01/2026	4.625%	608,000	574,638
Penn National Gaming, Inc.(e)
01/15/2027	5.625%	221,000	212,143
Rivers Pittsburgh Borrower LP/Finance Corp.(e)
08/15/2021	6.125%	117,000	115,055
Scientific Games International, Inc.
12/01/2022	10.000%	523,000	563,538
Scientific Games International, Inc.(e)
10/15/2025	5.000%	882,000	852,307
Seminole Tribe of Florida, Inc.(e)
10/01/2020	7.804%	190,000	190,000

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tunica-Biloxi Gaming Authority(e)
12/15/2020	3.780%	268,813	72,580
Wynn Las Vegas LLC/Capital Corp.(e)
03/01/2025	5.500%	544,000	540,741
05/15/2027	5.250%	178,000	171,588
Total			7,874,862
Health Care 6.3%
Acadia Healthcare Co., Inc.
02/15/2023	5.625%	159,000	160,641
03/01/2024	6.500%	353,000	365,355
Becton Dickinson and Co.
12/15/2019	2.675%	9,195,000	9,128,971
06/06/2027	3.700%	14,840,000	14,073,039
Cardinal Health, Inc.
06/15/2027	3.410%	16,830,000	15,626,941
Change Healthcare Holdings LLC/Finance, Inc.(e)
03/01/2025	5.750%	404,000	395,217
Charles River Laboratories International, Inc.(e)
04/01/2026	5.500%	146,000	148,500
CHS/Community Health Systems, Inc.
02/01/2022	6.875%	163,000	88,889
03/31/2023	6.250%	596,000	544,311
CVS Health Corp.
06/01/2021	2.125%	6,910,000	6,665,538
07/20/2022	3.500%	3,955,000	3,935,379
03/25/2048	5.050%	5,920,000	6,045,540
DaVita, Inc.
07/15/2024	5.125%	608,000	589,760
Envision Healthcare Corp.(e)
12/01/2024	6.250%	495,000	514,771
Express Scripts Holding Co.
11/30/2020	2.600%	4,425,000	4,335,119
03/01/2027	3.400%	6,950,000	6,398,803
07/15/2046	4.800%	4,132,000	4,058,227
HCA, Inc.
02/01/2025	5.375%	429,000	426,889
04/15/2025	5.250%	1,055,000	1,069,410
02/15/2026	5.875%	335,000	339,424
02/15/2027	4.500%	327,000	313,054
Hill-Rom Holdings, Inc.(e)
02/15/2025	5.000%	337,000	334,302
Hologic, Inc.(e)
10/15/2025	4.375%	64,000	61,585
02/01/2028	4.625%	287,000	273,609
IQVIA, Inc.(e)
10/15/2026	5.000%	424,000	418,458
McKesson Corp.
02/16/2028	3.950%	1,995,000	1,948,718
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Medtronic Global Holdings SCA
03/28/2019	1.700%	10,255,000	10,171,637
MPH Acquisition Holdings LLC(e)
06/01/2024	7.125%	465,000	472,799
Polaris Intermediate Corp. PIK(e)
12/01/2022	8.500%	206,000	209,001
Sotera Health Holdings LLC(e)
05/15/2023	6.500%	449,000	450,462
Teleflex, Inc.
06/01/2026	4.875%	62,000	61,001
11/15/2027	4.625%	536,000	514,162
Tenet Healthcare Corp.
06/01/2020	4.750%	638,000	643,020
06/15/2023	6.750%	109,000	107,353
Tenet Healthcare Corp.(e)
07/15/2024	4.625%	362,000	349,994
05/01/2025	5.125%	297,000	288,671
08/01/2025	7.000%	334,000	328,330
Total			91,856,880
Healthcare Insurance 1.1%
Aetna, Inc.
08/15/2047	3.875%	862,000	766,609
Centene Corp.
05/15/2022	4.750%	440,000	444,800
02/15/2024	6.125%	324,000	339,457
01/15/2025	4.750%	91,000	88,481
Molina Healthcare, Inc.(e)
06/15/2025	4.875%	18,000	17,100
UnitedHealth Group, Inc.
10/15/2020	1.950%	7,830,000	7,643,975
04/15/2047	4.250%	965,000	965,982
10/15/2047	3.750%	5,685,000	5,247,744
WellCare Health Plans, Inc.
04/01/2025	5.250%	787,000	792,400
Total			16,306,548
Home Construction 0.2%
Lennar Corp.(e)
12/15/2021	6.250%	271,000	285,823
11/15/2024	5.875%	195,000	201,157
06/15/2027	5.000%	153,000	147,703
11/29/2027	4.750%	76,000	71,675
Lennar Corp.
04/30/2024	4.500%	562,000	547,734
Meritage Homes Corp.
06/01/2025	6.000%	444,000	457,056
06/06/2027	5.125%	43,000	40,468

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Corporate Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Meritage Homes Corp.(e)
06/01/2025	6.000%	65,000	66,875
Taylor Morrison Communities, Inc./Holdings II(e)
04/15/2021	5.250%	355,000	357,631
Total			2,176,122
Independent Energy 2.0%
Anadarko Petroleum Corp.
07/15/2044	4.500%	1,950,000	1,846,369
Apache Corp.
04/15/2043	4.750%	1,440,000	1,424,365
Callon Petroleum Co.
10/01/2024	6.125%	843,000	861,864
Canadian Natural Resources Ltd.
06/01/2047	4.950%	5,540,000	5,735,268
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	394,000	403,762
Centennial Resource Production LLC(e)
01/15/2026	5.375%	1,030,000	1,020,860
Continental Resources, Inc.
09/15/2022	5.000%	337,000	342,571
CrownRock LP/Finance, Inc.(e)
10/15/2025	5.625%	1,075,000	1,064,626
Diamondback Energy, Inc.
11/01/2024	4.750%	82,000	81,590
05/31/2025	5.375%	444,000	451,203
Diamondback Energy, Inc.(e)
05/31/2025	5.375%	580,000	587,567
Endeavor Energy Resources LP/Finance, Inc.(e)
01/30/2026	5.500%	56,000	56,174
01/30/2028	5.750%	806,000	810,307
Extraction Oil & Gas, Inc.(e)
05/15/2024	7.375%	192,000	201,303
02/01/2026	5.625%	178,000	172,484
Halcon Resources Corp.(e)
02/15/2025	6.750%	608,000	603,671
Halcon Resources Corp.
02/15/2025	6.750%	222,000	221,664
Hess Corp.
04/01/2047	5.800%	2,870,000	2,984,840
Indigo Natural Resources LLC(e)
02/15/2026	6.875%	207,000	198,521
Jagged Peak Energy LLC(e),(h)
05/01/2026	5.875%	356,000	357,480
Laredo Petroleum, Inc.
01/15/2022	5.625%	861,000	870,816
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Noble Energy, Inc.
11/15/2043	5.250%	3,148,000	3,317,602
Parsley Energy LLC/Finance Corp.(e)
06/01/2024	6.250%	163,000	170,028
01/15/2025	5.375%	195,000	195,386
08/15/2025	5.250%	352,000	351,390
10/15/2027	5.625%	369,000	373,848
PDC Energy, Inc.
09/15/2024	6.125%	371,000	380,387
PDC Energy, Inc.(e)
05/15/2026	5.750%	365,000	367,694
RSP Permian, Inc.
10/01/2022	6.625%	720,000	751,008
01/15/2025	5.250%	455,000	468,069
SM Energy Co.
06/01/2025	5.625%	85,000	82,165
09/15/2026	6.750%	954,000	972,067
Whiting Petroleum Corp.(e)
01/15/2026	6.625%	335,000	344,607
WPX Energy, Inc.
01/15/2022	6.000%	515,000	538,499
09/15/2024	5.250%	737,000	742,538
Total			29,352,593
Integrated Energy 0.2%
Cenovus Energy, Inc.
09/15/2042	4.450%	2,501,000	2,180,512
Leisure 0.1%
Boyne U.S.A., Inc.(e)
05/01/2025	7.250%	218,000	225,026
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millenium Operations LLC(e)
04/15/2027	5.375%	245,000	243,759
Live Nation Entertainment, Inc.(e)
11/01/2024	4.875%	171,000	167,373
03/15/2026	5.625%	138,000	137,945
LTF Merger Sub, Inc.(e)
06/15/2023	8.500%	151,000	158,049
Silversea Cruise Finance Ltd.(e)
02/01/2025	7.250%	102,000	108,077
Viking Cruises Ltd.(e)
09/15/2027	5.875%	165,000	159,152
Total			1,199,381
Life Insurance 6.8%
AIG Global Funding(e)
07/02/2020	2.150%	2,460,000	2,407,381

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American International Group, Inc.
07/10/2025	3.750%	3,970,000	3,875,311
Brighthouse Financial, Inc.(e)
06/22/2047	4.700%	8,950,000	7,852,291
Five Corners Funding Trust(e)
11/15/2023	4.419%	15,445,000	15,967,442
Guardian Life Insurance Co. of America (The)(e)
Subordinated
06/19/2064	4.875%	7,235,000	7,408,358
Massachusetts Mutual Life Insurance Co.(e)
Subordinated
04/01/2077	4.900%	5,162,000	5,250,487
Metropolitan Life Global Funding I(e)
06/12/2020	2.050%	7,260,000	7,107,446
Northwestern Mutual Life Insurance Co. (The)(e)
Subordinated
09/30/2047	3.850%	5,891,000	5,475,455
Nuveen Finance LLC(e)
11/01/2019	2.950%	19,210,000	19,128,876
Peachtree Corners Funding Trust(e)
02/15/2025	3.976%	16,462,000	16,195,530
Teachers Insurance & Annuity Association of America(e)
Subordinated
09/15/2044	4.900%	3,270,000	3,487,972
05/15/2047	4.270%	3,020,000	2,938,478
Voya Financial, Inc.
06/15/2046	4.800%	2,365,000	2,348,613
Total			99,443,640
Lodging 0.0%
Hilton Domestic Operating Co., Inc.
09/01/2024	4.250%	159,000	152,828
Hilton Domestic Operating Co., Inc.(e)
05/01/2026	5.125%	216,000	215,690
Hilton Grand Vacations Borrower LLC/Inc.
12/01/2024	6.125%	118,000	124,731
Total			493,249
Media and Entertainment 0.9%
21st Century Fox America, Inc.
09/15/2044	4.750%	4,328,000	4,592,631
Discovery Communications LLC
09/20/2047	5.200%	1,735,000	1,697,611
Lamar Media Corp.
02/01/2026	5.750%	89,000	91,815
Match Group, Inc.
06/01/2024	6.375%	280,000	296,632
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Match Group, Inc.(e)
12/15/2027	5.000%	172,000	168,987
MDC Partners, Inc.(e)
05/01/2024	6.500%	156,000	153,368
Netflix, Inc.
02/15/2025	5.875%	325,000	333,765
11/15/2026	4.375%	342,000	320,171
Netflix, Inc.(e)
04/15/2028	4.875%	663,000	624,789
11/15/2028	5.875%	1,093,000	1,090,539
Nielsen Luxembourg SARL(e)
02/01/2025	5.000%	345,000	338,898
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	441,000	450,124
Time Warner, Inc.
12/15/2043	5.350%	2,270,000	2,393,647
Total			12,552,977
Metals and Mining 0.5%
Big River Steel LLC/Finance Corp.(e)
09/01/2025	7.250%	550,000	574,105
Constellium NV(e)
05/15/2024	5.750%	531,000	522,887
03/01/2025	6.625%	491,000	499,176
Freeport-McMoRan, Inc.
03/15/2020	3.100%	1,015,000	1,002,188
03/01/2022	3.550%	92,000	89,090
11/14/2024	4.550%	669,000	648,864
03/15/2043	5.450%	790,000	715,840
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(e)
12/15/2023	7.375%	341,000	359,807
HudBay Minerals, Inc.(e)
01/15/2023	7.250%	75,000	78,238
01/15/2025	7.625%	469,000	499,856
Novelis Corp.(e)
08/15/2024	6.250%	128,000	130,541
09/30/2026	5.875%	574,000	570,275
Steel Dynamics, Inc.
09/15/2025	4.125%	95,000	90,666
Teck Resources Ltd.(e)
06/01/2024	8.500%	214,000	238,490
Teck Resources Ltd.
07/15/2041	6.250%	793,000	841,746
Total			6,861,769
Midstream 4.2%
Andeavor Logistics LP/Tesoro Finance Corp.
01/15/2025	5.250%	155,000	158,858

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Corporate Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cheniere Corpus Christi Holdings LLC
06/30/2027	5.125%	266,000	259,723
Delek Logistics Partners LP(e)
05/15/2025	6.750%	226,000	225,748
Energy Transfer Equity LP
03/15/2023	4.250%	260,000	251,133
06/01/2027	5.500%	1,146,000	1,142,732
Enterprise Products Operating LLC
02/15/2021	2.800%	6,390,000	6,310,643
02/15/2045	5.100%	3,609,000	3,840,719
02/15/2048	4.250%	4,479,000	4,237,362
Holly Energy Partners LP/Finance Corp.(e)
08/01/2024	6.000%	708,000	712,745
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	7,656,000	7,253,011
Kinder Morgan, Inc.
02/15/2046	5.050%	8,295,000	7,974,730
MPLX LP
04/15/2048	4.700%	6,750,000	6,382,348
NGPL PipeCo LLC(e)
08/15/2022	4.375%	435,000	433,066
08/15/2027	4.875%	127,000	123,398
12/15/2037	7.768%	109,000	131,457
NuStar Logistics LP
04/28/2027	5.625%	247,000	233,979
Plains All American Pipeline LP/Finance Corp.
11/01/2024	3.600%	2,095,000	1,981,857
06/15/2044	4.700%	8,680,000	7,735,191
Rockpoint Gas Storage Canada Ltd.(e)
03/31/2023	7.000%	372,000	371,330
Sunoco Logistics Partners Operations LP
10/01/2047	5.400%	3,460,000	3,288,325
Sunoco LP/Finance Corp.(e)
01/15/2023	4.875%	116,000	114,086
02/15/2026	5.500%	487,000	472,602
03/15/2028	5.875%	121,000	117,528
Tallgrass Energy Partners LP/Finance Corp.(e)
09/15/2024	5.500%	100,000	101,348
01/15/2028	5.500%	631,000	627,916
Targa Resources Partners LP/Finance Corp.
11/15/2023	4.250%	262,000	247,891
02/01/2027	5.375%	868,000	831,113
Targa Resources Partners LP/Finance Corp.(e)
04/15/2026	5.875%	261,000	259,106
01/15/2028	5.000%	894,000	833,665
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	870,000	869,982
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Williams Companies, Inc. (The)
01/15/2023	3.700%	244,000	235,983
06/24/2024	4.550%	698,000	695,685
Williams Partners LP
09/15/2045	5.100%	3,584,000	3,542,415
Total			61,997,675
Natural Gas 1.6%
NiSource Finance Corp.
03/30/2048	3.950%	4,840,000	4,469,977
NiSource, Inc.
05/15/2047	4.375%	7,120,000	7,044,094
Sempra Energy
06/15/2024	3.550%	4,015,000	3,950,029
06/15/2027	3.250%	7,000,000	6,568,275
02/01/2028	3.400%	1,795,000	1,697,898
Total			23,730,273
Oil Field Services 0.2%
Diamond Offshore Drilling, Inc.
08/15/2025	7.875%	193,000	198,151
Nabors Industries, Inc.(e)
02/01/2025	5.750%	842,000	800,382
Rowan Companies, Inc.
01/15/2024	4.750%	177,000	151,778
SESI LLC(e)
09/15/2024	7.750%	427,000	443,185
Transocean, Inc.(e)
01/15/2026	7.500%	115,000	116,685
U.S.A. Compression Partners LP/Finance Corp.(e)
04/01/2026	6.875%	362,000	369,240
Weatherford International LLC(e)
03/01/2025	9.875%	83,000	79,030
Weatherford International Ltd.
06/15/2023	8.250%	243,000	229,048
Total			2,387,499
Other Financial Institutions 0.0%
Icahn Enterprises LP/Finance Corp.
02/01/2022	6.250%	142,000	145,257
Other Industry 0.0%
KAR Auction Services, Inc.(e)
06/01/2025	5.125%	442,000	431,455

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other REIT 0.1%
CyrusOne LP/Finance Corp.
03/15/2024	5.000%	159,000	159,670
03/15/2027	5.375%	571,000	571,771
Total			731,441
Packaging 0.4%
ARD Finance SA PIK
09/15/2023	7.125%	200,000	204,883
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(e)
05/15/2023	4.625%	213,000	213,690
05/15/2024	7.250%	510,000	539,488
02/15/2025	6.000%	718,000	727,204
Berry Global, Inc.
10/15/2022	6.000%	660,000	686,734
07/15/2023	5.125%	480,000	484,132
Crown Americas LLC/Capital Corp. VI(e)
02/01/2026	4.750%	175,000	168,888
Multi-Color Corp.(e)
11/01/2025	4.875%	582,000	544,335
Novolex (e)
01/15/2025	6.875%	97,000	97,657
Owens-Brockway Glass Container, Inc.(e)
01/15/2025	5.375%	99,000	98,753
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	1,288,913	1,298,315
Reynolds Group Issuer, Inc./LLC(e)
07/15/2024	7.000%	374,000	389,203
Total			5,453,282
Pharmaceuticals 3.7%
AbbVie, Inc.
05/14/2020	2.500%	3,569,000	3,525,462
05/14/2026	3.200%	2,978,000	2,783,936
05/14/2046	4.450%	1,345,000	1,288,526
Actavis Funding SCS
03/12/2020	3.000%	5,027,000	4,988,639
Allergan Funding SCS
03/15/2025	3.800%	10,825,000	10,401,894
Amgen, Inc.
06/15/2051	4.663%	7,980,000	7,982,442
Catalent Pharma Solutions, Inc.(e)
01/15/2026	4.875%	519,000	504,951
Celgene Corp.
02/20/2048	4.550%	3,335,000	3,141,990
Gilead Sciences, Inc.
03/01/2047	4.150%	3,785,000	3,615,193
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(e)
08/01/2023	6.375%	791,000	804,941
Johnson & Johnson
11/10/2020	1.950%	1,840,000	1,802,582
Mylan NV
06/15/2046	5.250%	585,000	570,509
Pfizer, Inc.
12/15/2046	4.125%	1,190,000	1,183,710
Shire Acquisitions Investments Ireland DAC
09/23/2019	1.900%	8,295,000	8,151,181
Valeant Pharmaceuticals International, Inc.(e)
05/15/2023	5.875%	633,000	581,209
03/15/2024	7.000%	400,000	422,381
04/15/2025	6.125%	844,000	759,810
11/01/2025	5.500%	207,000	205,965
12/15/2025	9.000%	52,000	52,754
04/01/2026	9.250%	675,000	687,905
Total			53,455,980
Property & Casualty 2.0%
Alleghany Corp.
06/27/2022	4.950%	3,341,000	3,506,213
CNA Financial Corp.
05/15/2024	3.950%	13,546,000	13,531,343
HUB International Ltd.(e)
10/01/2021	7.875%	1,165,000	1,214,269
05/01/2026	7.000%	404,000	404,451
Liberty Mutual Insurance Co.(e)
Subordinated
10/15/2026	7.875%	8,170,000	10,172,165
Total			28,828,441
Railroads 0.5%
Canadian National Railway Co.
02/03/2020	2.400%	2,985,000	2,962,454
CSX Corp.
03/01/2048	4.300%	3,845,000	3,745,738
Norfolk Southern Corp.(e)
08/15/2052	4.050%	1,190,000	1,114,686
Total			7,822,878
Restaurants 1.0%
1011778 BC ULC/New Red Finance, Inc.(e)
05/15/2024	4.250%	760,000	726,559
10/15/2025	5.000%	224,000	215,871
IRB Holding Corp.(e)
02/15/2026	6.750%	363,000	352,091

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Corporate Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
McDonald’s Corp.
05/26/2020	2.200%	2,785,000	2,744,350
12/09/2045	4.875%	5,309,000	5,621,074
Yum! Brands, Inc.
11/01/2043	5.350%	5,950,000	5,381,240
Total			15,041,185
Retail REIT 0.1%
Simon Property Group LP
12/01/2027	3.375%	2,060,000	1,950,534
Retailers 0.9%
Dollar Tree, Inc.
03/01/2023	5.750%	509,000	530,976
Hanesbrands, Inc.(e)
05/15/2024	4.625%	137,000	132,879
05/15/2026	4.875%	136,000	131,198
Home Depot, Inc. (The)
09/10/2018	2.250%	1,166,000	1,165,159
L Brands, Inc.
02/01/2028	5.250%	141,000	132,501
11/01/2035	6.875%	310,000	294,079
Lowe’s Companies, Inc.
04/15/2026	2.500%	3,765,000	3,447,132
Penske Automotive Group, Inc.
08/15/2020	3.750%	360,000	358,755
12/01/2024	5.375%	96,000	95,220
05/15/2026	5.500%	93,000	90,277
Target Corp.
04/15/2046	3.625%	2,055,000	1,841,130
11/15/2047	3.900%	900,000	836,955
Walmart, Inc.
10/09/2019	1.750%	4,610,000	4,561,701
Total			13,617,962
Supermarkets 0.6%
Kroger Co. (The)
02/01/2047	4.450%	5,112,000	4,689,335
01/15/2048	4.650%	3,998,000	3,753,002
Total			8,442,337
Technology 5.2%
Apple, Inc.
11/13/2019	1.800%	12,005,000	11,858,755
02/09/2045	3.450%	6,786,000	6,064,438
Ascend Learning LLC(e)
08/01/2025	6.875%	213,000	216,649
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	11,742,000	11,211,145
01/15/2028	3.500%	3,190,000	2,942,973
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Camelot Finance SA(e)
10/15/2024	7.875%	831,000	865,727
CDK Global, Inc.
06/01/2027	4.875%	141,000	135,230
Cisco Systems, Inc.
09/20/2019	1.400%	7,310,000	7,194,326
Equinix, Inc.
01/01/2022	5.375%	470,000	485,214
01/15/2026	5.875%	84,000	86,928
05/15/2027	5.375%	1,182,000	1,200,645
First Data Corp.(e)
08/15/2023	5.375%	574,000	583,740
12/01/2023	7.000%	770,000	805,860
01/15/2024	5.750%	895,000	907,438
Gartner, Inc.(e)
04/01/2025	5.125%	705,000	708,535
Informatica LLC(e)
07/15/2023	7.125%	264,000	264,452
Intel Corp.
05/11/2020	1.850%	7,178,000	7,052,019
Iron Mountain, Inc.(e)
09/15/2027	4.875%	624,000	584,119
03/15/2028	5.250%	267,000	251,216
Microsemi Corp.(e)
04/15/2023	9.125%	128,000	141,139
Microsoft Corp.
05/01/2018	1.000%	6,152,000	6,151,865
MSCI, Inc.(e)
11/15/2024	5.250%	447,000	458,155
08/15/2025	5.750%	268,000	279,836
08/01/2026	4.750%	81,000	80,396
Oracle Corp.
09/15/2021	1.900%	6,800,000	6,562,184
07/15/2046	4.000%	2,575,000	2,493,030
11/15/2047	4.000%	2,689,000	2,610,855
PTC, Inc.
05/15/2024	6.000%	281,000	295,151
QUALCOMM, Inc.
05/20/2047	4.300%	2,025,000	1,838,896
Qualitytech LP/QTS Finance Corp.(e)
11/15/2025	4.750%	426,000	401,249
Sensata Technologies UK Financing Co. PLC(e)
02/15/2026	6.250%	200,000	208,244
Symantec Corp.(e)
04/15/2025	5.000%	545,000	545,647
Tempo Acquisition LLC/Finance Corp.(e)
06/01/2025	6.750%	340,000	337,613

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2018	17

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vantiv LLC/Vanity Issuer Corp.(e)
11/15/2025	4.375%	150,000	143,691
VeriSign, Inc.
05/01/2023	4.625%	382,000	382,828
07/15/2027	4.750%	279,000	267,915
Total			76,618,103
Tobacco 0.1%
BAT Capital Corp.(e)
08/15/2047	4.540%	1,430,000	1,360,167
Transportation Services 1.7%
Avis Budget Car Rental LLC/Finance, Inc.(e)
03/15/2025	5.250%	421,000	403,025
ERAC U.S.A. Finance LLC(e)
02/15/2045	4.500%	2,860,000	2,766,984
FedEx Corp.
04/01/2046	4.550%	8,235,000	8,110,511
Hertz Corp. (The)(e)
06/01/2022	7.625%	429,000	437,145
United Parcel Service, Inc.
04/01/2021	2.050%	8,335,000	8,124,258
11/15/2047	3.750%	4,920,000	4,598,193
Total			24,440,116
Wireless 1.1%
Altice France SA(e)
05/01/2026	7.375%	1,192,000	1,156,308
America Movil SAB de CV
03/30/2020	5.000%	4,750,000	4,896,623
American Tower Corp.
07/15/2027	3.550%	3,105,000	2,903,184
SBA Communications Corp.
09/01/2024	4.875%	891,000	857,854
Sprint Communications, Inc.(e)
11/15/2018	9.000%	311,000	320,615
Sprint Communications, Inc.
11/15/2022	6.000%	448,000	456,455
Sprint Corp.
09/15/2021	7.250%	624,000	662,327
06/15/2024	7.125%	316,000	327,379
02/15/2025	7.625%	322,000	338,904
03/01/2026	7.625%	742,000	781,511
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	1,101,000	1,171,175
02/01/2026	4.500%	748,000	719,637
02/01/2028	4.750%	324,000	312,036
Vodafone Group PLC
02/19/2043	4.375%	1,635,000	1,498,108
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wind Tre SpA(e)
01/20/2026	5.000%	340,000	284,376
Total			16,686,492
Wirelines 2.4%
AT&T, Inc.
06/15/2045	4.350%	12,112,000	10,661,976
03/01/2047	5.450%	4,475,000	4,574,631
CenturyLink, Inc.
03/15/2022	5.800%	45,000	44,777
12/01/2023	6.750%	687,000	684,852
04/01/2025	5.625%	155,000	142,442
Frontier Communications Corp.
01/15/2023	7.125%	108,000	77,205
04/15/2024	7.625%	143,000	94,000
01/15/2025	6.875%	527,000	322,520
Frontier Communications Corp.(e)
04/01/2026	8.500%	238,000	230,968
Level 3 Financing, Inc.
08/15/2022	5.375%	422,000	423,649
Telecom Italia Capital SA
09/30/2034	6.000%	520,000	540,215
Telecom Italia SpA(e)
05/30/2024	5.303%	171,000	173,893
Telefonica Emisiones SAU
03/08/2027	4.103%	4,370,000	4,316,026
Verizon Communications, Inc.
03/15/2055	4.672%	12,527,600	11,471,323
Zayo Group LLC/Capital, Inc.(e)
01/15/2027	5.750%	781,000	774,973
Total			34,533,450
Total Corporate Bonds & Notes (Cost $1,397,810,413)			1,364,701,759

Foreign Government Obligations(i) 0.1%

Canada 0.0%
NOVA Chemicals Corp.(e)
06/01/2024	4.875%	236,000	228,924
06/01/2027	5.250%	50,000	48,103
Total			277,027

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Corporate Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Foreign Government Obligations(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mexico 0.1%
Petroleos Mexicanos
06/27/2044	5.500%	334,000	281,709
09/21/2047	6.750%	666,000	642,834
Total			924,543
Total Foreign Government Obligations (Cost $1,254,150)			1,201,570

Senior Loans 0.0%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Property & Casualty 0.0%
Hub International Limited(j),(k),(l)
Term Loan
3-month USD LIBOR + 3.000% 04/25/2025		124,000	124,723
Technology 0.0%
Ascend Learning LLC(k),(l)
Term Loan
3-month USD LIBOR + 3.000% 07/12/2024	4.901%	44,775	44,915
Hyland Software, Inc.(k),(l)
Tranche 3 1st Lien Term Loan
3-month USD LIBOR + 3.250% 07/01/2022	5.141%	64,875	65,402
Misys Ltd.(k),(l)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 06/13/2024	5.484%	146,057	145,908
Total			256,225
Total Senior Loans (Cost $378,301)			380,948

U.S. Treasury Obligations 0.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
08/15/2047	2.750%	6,661,000	6,216,029
Total U.S. Treasury Obligations (Cost $6,584,970)			6,216,029

Money Market Funds 4.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.889%(m),(n)	70,389,494	70,382,455
Total Money Market Funds (Cost $70,384,868)		70,382,455
Total Investments in Securities (Cost: $1,477,490,374)		1,442,912,063
Other Assets & Liabilities, Net		21,799,866
Net Assets		1,464,711,929

At April 30, 2018, securities and/or cash totaling $1,587,062 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	1,498	06/2018	USD	170,439,189	—	(880,805)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2018	19

Portfolio of Investments  (continued)
April 30, 2018
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(140)	06/2018	USD	(20,298,968)	—	(110,705)
U.S. Treasury 10-Year Note	(298)	06/2018	USD	(35,843,062)	190,041	—
U.S. Treasury Ultra 10-Year Note	(608)	06/2018	USD	(78,576,886)	348,027	—
U.S. Ultra Bond	(277)	06/2018	USD	(44,115,618)	—	(104,550)
Total					538,068	(215,255)
Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2018, the value of these securities amounted to $9,525, which represents less than 0.01% of net assets.
(b)	Non-income producing investment.
(c)	Negligible market value.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2018, the value of these securities amounted to $242,404,301, which represents 16.55% of net assets.
(f)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of April 30, 2018.
(g)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2018, the value of these securities amounted to $9,525, which represents less than 0.01% of net assets.
(h)	Represents a security purchased on a when-issued basis.
(i)	Principal and interest may not be guaranteed by the government.
(j)	Represents a security purchased on a forward commitment basis.
(k)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of April 30, 2018. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement therefore no weighted average coupon rate is disclosed. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.
(l)	Variable rate security. The interest rate shown was the current rate as of April 30, 2018.
(m)	The rate shown is the seven-day current annualized yield at April 30, 2018.
(n)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.889%
	88,021,127	738,741,047	(756,372,680)	70,389,494	(3,993)	(3,004)	1,035,640	70,382,455
Abbreviation Legend
PIK	Payment In Kind
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Corporate Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Financials	29,302	—	—	—	29,302
Corporate Bonds & Notes	—	1,364,692,234	9,525	—	1,364,701,759
Foreign Government Obligations	—	1,201,570	—	—	1,201,570
Senior Loans	—	380,948	—	—	380,948
U.S. Treasury Obligations	6,216,029	—	—	—	6,216,029
Money Market Funds	—	—	—	70,382,455	70,382,455
Total Investments in Securities	6,245,331	1,366,274,752	9,525	70,382,455	1,442,912,063
Investments in Derivatives
Asset
Futures Contracts	538,068	—	—	—	538,068
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2018	21

Portfolio of Investments  (continued)
April 30, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Liability
Futures Contracts	(1,096,060)	—	—	—	(1,096,060)
Total	5,687,339	1,366,274,752	9,525	70,382,455	1,442,354,071
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds and common stocks classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company’s bankruptcy filing. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the bankruptcy filings would result in a directionally similar change to estimates of future distributions.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Corporate Income Fund | Annual Report 2018

Statement of Assets and Liabilities
April 30, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,407,105,506)	$1,372,529,608
Affiliated issuers (cost $70,384,868)	70,382,455
Cash	52,525
Margin deposits on:
Futures contracts	1,587,062
Receivable for:
Investments sold	15,431,188
Capital shares sold	4,523,233
Dividends	61,819
Interest	13,804,314
Foreign tax reclaims	75,780
Variation margin for futures contracts	93,625
Expense reimbursement due from Investment Manager	2,973
Prepaid expenses	1,720
Trustees’ deferred compensation plan	121,514
Total assets	1,478,667,816
Liabilities
Payable for:
Investments purchased	7,660,130
Investments purchased on a delayed delivery basis	813,129
Capital shares purchased	897,680
Distributions to shareholders	3,716,843
Variation margin for futures contracts	488,781
Management services fees	59,088
Distribution and/or service fees	1,856
Transfer agent fees	129,135
Compensation of chief compliance officer	39
Other expenses	67,692
Trustees’ deferred compensation plan	121,514
Total liabilities	13,955,887
Net assets applicable to outstanding capital stock	$1,464,711,929
Represented by
Paid in capital	1,501,210,634
Excess of distributions over net investment income	(497,291)
Accumulated net realized loss	(865,111)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(34,575,898)
Investments - affiliated issuers	(2,413)
Futures contracts	(557,992)
Total - representing net assets applicable to outstanding capital stock	$1,464,711,929
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2018	23

Statement of Assets and Liabilities  (continued)
April 30, 2018
Class A
Net assets	$63,283,249
Shares outstanding	6,404,247
Net asset value per share	$9.88
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.37
Advisor Class
Net assets	$9,008,789
Shares outstanding	912,956
Net asset value per share	$9.87
Class C
Net assets	$7,856,027
Shares outstanding	795,281
Net asset value per share	$9.88
Institutional Class
Net assets	$760,048,110
Shares outstanding	76,927,237
Net asset value per share	$9.88
Institutional 2 Class
Net assets	$1,781,678
Shares outstanding	180,596
Net asset value per share	$9.87
Institutional 3 Class
Net assets	$622,383,392
Shares outstanding	63,005,119
Net asset value per share	$9.88
Class T
Net assets	$350,684
Shares outstanding	35,502
Net asset value per share	$9.88
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$10.13
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Corporate Income Fund | Annual Report 2018

Statement of Operations
Year Ended April 30, 2018
Net investment income
Income:
Dividends — affiliated issuers	$1,035,640
Interest	44,097,337
Total income	45,132,977
Expenses:
Management services fees	6,472,921
Distribution and/or service fees
Class A	178,666
Class B	92
Class C	91,459
Class T	1,169
Transfer agent fees
Class A	126,628
Advisor Class	22,027
Class B	18
Class C	16,157
Institutional Class	1,152,610
Institutional 2 Class	1,346
Institutional 3 Class	46,391
Class T	836
Compensation of board members	38,078
Custodian fees	16,589
Printing and postage fees	65,349
Registration fees	143,641
Audit fees	36,840
Legal fees	32,947
Compensation of chief compliance officer	514
Other	37,090
Total expenses	8,481,368
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(349,553)
Fees waived by distributor
Class C	(13,719)
Expense reduction	(1,111)
Total net expenses	8,116,985
Net investment income	37,015,992
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	14,670,067
Investments — affiliated issuers	(3,993)
Futures contracts	(871,369)
Net realized gain	13,794,705
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(47,564,312)
Investments — affiliated issuers	(3,004)
Futures contracts	1,003,298
Net change in unrealized appreciation (depreciation)	(46,564,018)
Net realized and unrealized loss	(32,769,313)
Net increase in net assets resulting from operations	$4,246,679
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2018	25

Statement of Changes in Net Assets
	Year Ended April 30, 2018	Year Ended April 30, 2017
Operations
Net investment income	$37,015,992	$34,149,238
Net realized gain	13,794,705	20,682,917
Net change in unrealized appreciation (depreciation)	(46,564,018)	(7,817,212)
Net increase in net assets resulting from operations	4,246,679	47,014,943
Distributions to shareholders
Net investment income
Class A	(1,786,467)	(2,443,839)
Advisor Class	(339,982)	(395,656)
Class B	(153)	(3,674)
Class C	(174,113)	(230,634)
Class I	—	(14,395,993)
Institutional Class	(18,361,849)	(14,072,183)
Institutional 2 Class	(53,659)	(48,908)
Institutional 3 Class	(16,090,918)	(2,012,755)
Class T	(11,678)	(638,588)
Total distributions to shareholders	(36,818,819)	(34,242,230)
Increase in net assets from capital stock activity	259,941,438	25,143,113
Total increase in net assets	227,369,298	37,915,826
Net assets at beginning of year	1,237,342,631	1,199,426,805
Net assets at end of year	$1,464,711,929	$1,237,342,631
Excess of distributions over net investment income	$(497,291)	$(832,959)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Corporate Income Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2018		April 30, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,314,435	13,401,483	2,661,800	26,871,945
Distributions reinvested	154,930	1,575,651	219,359	2,215,780
Redemptions	(3,155,903)	(32,210,159)	(4,607,041)	(46,250,920)
Net decrease	(1,686,538)	(17,233,025)	(1,725,882)	(17,163,195)
Advisor Class
Subscriptions	383,689	3,917,082	397,814	4,019,165
Distributions reinvested	30,317	308,553	39,173	395,322
Redemptions	(742,496)	(7,542,377)	(743,789)	(7,471,630)
Net decrease	(328,490)	(3,316,742)	(306,802)	(3,057,143)
Class B
Subscriptions	—	—	69	694
Distributions reinvested	7	70	262	2,649
Redemptions	(5,626)	(57,200)	(23,703)	(238,226)
Net decrease	(5,619)	(57,130)	(23,372)	(234,883)
Class C
Subscriptions	66,232	674,141	178,692	1,805,033
Distributions reinvested	15,638	158,965	19,825	200,195
Redemptions	(329,534)	(3,347,445)	(329,880)	(3,320,899)
Net decrease	(247,664)	(2,514,339)	(131,363)	(1,315,671)
Class I
Subscriptions	—	—	4,912,447	49,090,606
Distributions reinvested	—	—	1,324,044	13,378,500
Redemptions	—	—	(60,219,392)	(604,314,340)
Net decrease	—	—	(53,982,901)	(541,845,234)
Institutional Class
Subscriptions	36,690,440	372,560,422	28,223,895	284,012,408
Distributions reinvested	987,118	10,014,707	499,597	5,042,676
Redemptions	(18,801,452)	(191,212,986)	(18,786,474)	(188,654,977)
Net increase	18,876,106	191,362,143	9,937,018	100,400,107
Institutional 2 Class
Subscriptions	46,008	463,904	92,431	933,838
Distributions reinvested	5,256	53,363	4,819	48,589
Redemptions	(76,320)	(774,435)	(37,794)	(378,847)
Net increase (decrease)	(25,056)	(257,168)	59,456	603,580
Institutional 3 Class
Subscriptions	12,517,308	125,062,262	54,296,656	544,617,060
Distributions reinvested	1,581,157	16,063,573	192,871	1,948,281
Redemptions	(4,797,907)	(48,869,106)	(2,616,675)	(26,220,613)
Net increase	9,300,558	92,256,729	51,872,852	520,344,728
Class T
Subscriptions	2	22	877,265	8,836,124
Distributions reinvested	1,122	11,423	63,161	638,332
Redemptions	(30,483)	(310,475)	(4,201,825)	(42,063,632)
Net decrease	(29,359)	(299,030)	(3,261,399)	(32,589,176)
Total net increase	25,853,938	259,941,438	2,437,607	25,143,113
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2018	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
Year Ended 4/30/2018	$10.11	0.26	(0.23)	0.03	(0.26)	—
Year Ended 4/30/2017	$10.00	0.26	0.11	0.37	(0.26)	—
Year Ended 4/30/2016	$10.18	0.31	(0.18)	0.13	(0.31)	—
Year Ended 4/30/2015	$10.20	0.28	(0.02)	0.26	(0.28)	—
Year Ended 4/30/2014	$10.67	0.29	(0.14)	0.15	(0.29)	(0.33)
Advisor Class
Year Ended 4/30/2018	$10.10	0.28	(0.23)	0.05	(0.28)	—
Year Ended 4/30/2017	$9.99	0.28	0.11	0.39	(0.28)	—
Year Ended 4/30/2016	$10.16	0.33	(0.17)	0.16	(0.33)	—
Year Ended 4/30/2015	$10.19	0.31	(0.03)	0.28	(0.31)	—
Year Ended 4/30/2014	$10.65	0.31	(0.13)	0.18	(0.31)	(0.33)
Class C
Year Ended 4/30/2018	$10.11	0.20	(0.23)	(0.03)	(0.20)	—
Year Ended 4/30/2017	$10.00	0.20	0.11	0.31	(0.20)	—
Year Ended 4/30/2016	$10.18	0.25	(0.18)	0.07	(0.25)	—
Year Ended 4/30/2015	$10.20	0.22	(0.02)	0.20	(0.22)	—
Year Ended 4/30/2014	$10.67	0.22	(0.13)	0.09	(0.23)	(0.33)
Institutional Class
Year Ended 4/30/2018	$10.11	0.28	(0.23)	0.05	(0.28)	—
Year Ended 4/30/2017	$10.00	0.28	0.11	0.39	(0.28)	—
Year Ended 4/30/2016	$10.18	0.33	(0.18)	0.15	(0.33)	—
Year Ended 4/30/2015	$10.20	0.31	(0.02)	0.29	(0.31)	—
Year Ended 4/30/2014	$10.67	0.31	(0.14)	0.17	(0.31)	(0.33)
Institutional 2 Class
Year Ended 4/30/2018	$10.09	0.29	(0.22)	0.07	(0.29)	—
Year Ended 4/30/2017	$9.98	0.29	0.11	0.40	(0.29)	—
Year Ended 4/30/2016	$10.16	0.34	(0.18)	0.16	(0.34)	—
Year Ended 4/30/2015	$10.19	0.32	(0.03)	0.29	(0.32)	—
Year Ended 4/30/2014	$10.65	0.33	(0.13)	0.20	(0.33)	(0.33)
Institutional 3 Class
Year Ended 4/30/2018	$10.11	0.30	(0.23)	0.07	(0.30)	—
Year Ended 4/30/2017	$10.00	0.29	0.12	0.41	(0.30)	—
Year Ended 4/30/2016	$10.18	0.35	(0.18)	0.17	(0.35)	—
Year Ended 4/30/2015	$10.20	0.33	(0.02)	0.31	(0.33)	—
Year Ended 4/30/2014	$10.66	0.33	(0.13)	0.20	(0.33)	(0.33)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Corporate Income Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.26)	$9.88	0.22%	0.95%	0.92% (c)	2.52%	78%	$63,283
(0.26)	$10.11	3.72%	0.98% (d)	0.91% (c),(d)	2.56%	76%	$81,802
(0.31)	$10.00	1.38%	1.00%	0.93% (c)	3.15%	50%	$98,149
(0.28)	$10.18	2.59%	0.97%	0.96% (c)	2.75%	78%	$129,902
(0.62)	$10.20	1.60%	0.96%	0.96% (c)	2.80%	105%	$120,603

(0.28)	$9.87	0.46%	0.70%	0.67% (c)	2.75%	78%	$9,009
(0.28)	$10.10	3.98%	0.73% (d)	0.66% (c),(d)	2.81%	76%	$12,534
(0.33)	$9.99	1.73%	0.75%	0.68% (c)	3.42%	50%	$15,459
(0.31)	$10.16	2.74%	0.72%	0.71% (c)	3.01%	78%	$18,384
(0.64)	$10.19	1.95%	0.72%	0.71% (c)	3.13%	105%	$11,454

(0.20)	$9.88	(0.38%)	1.70%	1.52% (c)	1.92%	78%	$7,856
(0.20)	$10.11	3.10%	1.73% (d)	1.51% (c),(d)	1.96%	76%	$10,543
(0.25)	$10.00	0.78%	1.75%	1.53% (c)	2.55%	50%	$11,740
(0.22)	$10.18	1.98%	1.72%	1.56% (c)	2.15%	78%	$15,359
(0.56)	$10.20	0.99%	1.71%	1.56% (c)	2.20%	105%	$15,587

(0.28)	$9.88	0.47%	0.69%	0.66% (c)	2.78%	78%	$760,048
(0.28)	$10.11	3.98%	0.73% (d)	0.66% (c),(d)	2.81%	76%	$586,861
(0.33)	$10.00	1.64%	0.75%	0.68% (c)	3.40%	50%	$481,013
(0.31)	$10.18	2.84%	0.72%	0.71% (c)	3.01%	78%	$596,908
(0.64)	$10.20	1.85%	0.71%	0.71% (c)	3.05%	105%	$462,215

(0.29)	$9.87	0.67%	0.59%	0.57%	2.86%	78%	$1,782
(0.29)	$10.09	4.09%	0.57% (d)	0.55% (d)	2.92%	76%	$2,076
(0.34)	$9.98	1.76%	0.57%	0.56%	3.53%	50%	$1,459
(0.32)	$10.16	2.89%	0.57%	0.57%	3.14%	78%	$1,790
(0.66)	$10.19	2.09%	0.57%	0.57%	3.17%	105%	$1,630

(0.30)	$9.88	0.62%	0.53%	0.51%	2.93%	78%	$622,383
(0.30)	$10.11	4.14%	0.54% (d)	0.51% (d)	2.91%	76%	$542,814
(0.35)	$10.00	1.81%	0.52%	0.51%	3.60%	50%	$18,312
(0.33)	$10.18	3.04%	0.52%	0.52%	3.24%	78%	$12,581
(0.66)	$10.20	2.14%	0.51%	0.51%	3.30%	105%	$28
Columbia Corporate Income Fund | Annual Report 2018	29

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class T
Year Ended 4/30/2018	$10.11	0.26	(0.23)	0.03	(0.26)	—
Year Ended 4/30/2017	$10.00	0.26	0.11	0.37	(0.26)	—
Year Ended 4/30/2016	$10.18	0.30	(0.17)	0.13	(0.31)	—
Year Ended 4/30/2015	$10.20	0.28	(0.02)	0.26	(0.28)	—
Year Ended 4/30/2014	$10.67	0.29	(0.14)	0.15	(0.29)	(0.33)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class T
04/30/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Corporate Income Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.26)	$9.88	0.22%	0.95%	0.92% (c)	2.52%	78%	$351
(0.26)	$10.11	3.71%	0.98% (d)	0.91% (c),(d)	2.60%	76%	$656
(0.31)	$10.00	1.39%	1.00%	0.94% (c)	3.09%	50%	$33,250
(0.28)	$10.18	2.59%	0.97%	0.96% (c)	2.75%	78%	$125,035
(0.62)	$10.20	1.60%	0.96%	0.96% (c)	2.81%	105%	$132,166
Columbia Corporate Income Fund | Annual Report 2018	31

Notes to Financial Statements
April 30, 2018
Note 1. Organization
Columbia Corporate Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income
32	Columbia Corporate Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by Columbia Management Investment Advisers, LLC and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or
Columbia Corporate Income Fund | Annual Report 2018	33

Notes to Financial Statements  (continued)
April 30, 2018
terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
34	Columbia Corporate Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	538,068

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	1,096,060
Columbia Corporate Income Fund | Annual Report 2018	35

Notes to Financial Statements  (continued)
April 30, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(871,369)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	1,003,298
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	187,645,611
Futures contracts — short	192,479,400

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2018.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Forward Sale Commitments
The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.
36	Columbia Corporate Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Corporate Income Fund | Annual Report 2018	37

Notes to Financial Statements  (continued)
April 30, 2018
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2018 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
38	Columbia Corporate Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transactions with affiliates
For the year ended April 30, 2018, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $19,949,551 and $0, respectively.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the year ended April 30, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Advisor Class	0.18
Class B	0.05 (a)
Class C	0.18
Institutional Class	0.17
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class T	0.18

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2018, these minimum account balance fees reduced total expenses of the Fund by $1,111.
Columbia Corporate Income Fund | Annual Report 2018	39

Notes to Financial Statements  (continued)
April 30, 2018
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class T shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a service fee or distribution fee for Class B shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2018, if any, are listed below:
Amount ($)
Class A	74,066
Class C	613
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2017 through August 31, 2018	Prior to September 1, 2017
Class A	0.92%	0.92%
Advisor Class	0.67	0.67
Class C	1.67	1.67
Institutional Class	0.67	0.67
Institutional 2 Class	0.57	0.56
Institutional 3 Class	0.51	0.51
Class T	0.92	0.92
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage
40	Columbia Corporate Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, trustees’ deferred compensation, distributions, principal and/or interest from fixed income securities and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
138,495	(138,495)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2018			Year Ended April 30, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
36,818,819	—	36,818,819	34,242,230	—	34,242,230
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
3,867,494	—	—	(36,527,842)
At April 30, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,478,881,913	7,431,378	(43,959,220)	(36,527,842)
Columbia Corporate Income Fund | Annual Report 2018	41

Notes to Financial Statements  (continued)
April 30, 2018
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended April 30, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	—	13,814,802	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,206,733,106 and $944,458,491, respectively, for the year ended April 30, 2018, of which $11,892,545 and $34,636,226, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended April 30, 2018.
42	Columbia Corporate Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At April 30, 2018, one unaffiliated shareholder of record owned 11.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 70.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to
Columbia Corporate Income Fund | Annual Report 2018	43

Notes to Financial Statements  (continued)
April 30, 2018
perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
44	Columbia Corporate Income Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trusteess of Columbia Funds Series Trust I and Shareholders of Columbia Corporate Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Corporate Income Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2018, the related statement of operations for the year ended April 30, 2018, the statement of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2018 and the financial highlights for each of the five years in the period ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Corporate Income Fund | Annual Report 2018	45

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	71	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	71	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	71	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
46	Columbia Corporate Income Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	71	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	71	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia Corporate Income Fund | Annual Report 2018	47

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
48	Columbia Corporate Income Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Corporate Income Fund | Annual Report 2018	49

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
50	Columbia Corporate Income Fund | Annual Report 2018

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Columbia Corporate Income Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN136_04_H01_(06/18)

Annual Report
April 30, 2018
Multi-Manager Directional Alternative Strategies Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Multi-Manager Directional Alternative Strategies Fund   |  Annual Report 2018

Multi-Manager Directional Alternative Strategies Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Multi-Manager Directional Alternative Strategies Fund (the Fund) seeks capital appreciation.
Portfolio management
Boston Partners Global Investors, Inc
Joseph Feeney, Jr., CFA
Eric Connerly, CFA
AQR Capital Management, LLC
Michele Aghassi, Ph.D.
Andrea Frazzini, Ph.D., M.S.
Jacques Friedman, M.S.
Analytic Investors, LLC
Harindra de Silva, CFA
Dennis Bein, CFA
David Krider, CFA
Average annual total returns (%) (for the period ended April 30, 2018)
	Inception	1 Year	Life
Class A	10/17/16	7.46	9.04
Institutional Class*	01/03/17	7.67	9.25
HFRX Equity Hedge Index		6.98	7.77
Wilshire Liquid Alternative Equity Hedge Index		2.51	4.70
MSCI World Index (Net)		13.22	16.99
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The HFRX Equity Hedge Index strategies maintain positions both long and short in primarily equity and equity derivative securities. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.
The Wilshire Liquid Alternative Equity Hedge Index measures the performance of the equity hedge strategy component of the Wilshire Liquid Alternative IndexSM. Equity hedge investment strategies predominantly invest in long and short equities. The Wilshire Liquid Alternative Equity Hedge Index (WLIQAEH) is designed to provide a broad measure of the liquid alternative equity hedge market.
The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 17, 2016 — April 30, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Multi-Manager Directional Alternative Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown — long positions (%) (at April 30, 2018)
Common Stocks	121.0
Limited Partnerships	0.2
Preferred Stocks	0.5
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(a)	29.0
Total	150.7

(a)	Includes investments in Money Market Funds (amounting to $50.8 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provide exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments, net of investments sold short. The Fund’s portfolio composition is subject to change.
Portfolio breakdown — short positions (%) (at April 30, 2018)
Common Stocks	(50.5)
Preferred Stocks	(0.2)
Total	(50.7)
Percentages indicated are based upon total investments, net of investments sold short. The Fund’s portfolio composition is subject to change.
Equity sector breakdown — long positions (%) (at April 30, 2018)
Consumer Discretionary	12.9
Consumer Staples	6.4
Energy	8.5
Financials	13.0
Health Care	10.0
Industrials	18.3
Information Technology	22.6
Materials	4.8
Real Estate	1.0
Telecommunication Services	0.5
Utilities	2.0
Total	100.0
Percentages indicated are based upon total long equity investments. The Fund’s portfolio composition is subject to change.

Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	3

Fund at a Glance   (continued)
Equity sector breakdown — short positions (%) (at April 30, 2018)
Consumer Discretionary	(13.8)
Consumer Staples	(3.0)
Energy	(19.0)
Financials	(9.2)
Health Care	(12.3)
Industrials	(12.6)
Information Technology	(10.4)
Materials	(9.2)
Real Estate	(4.0)
Telecommunication Services	(5.7)
Utilities	(0.8)
Total	(100.0)
Percentages indicated are based upon total short equity investments. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at April 30, 2018)(a)
	Long	Short	Net
Equity Derivative Contracts	245.0	(171.2)	73.8
Foreign Currency Derivative Contracts	47.8	(21.6)	26.2
Total Notional Market Value of Derivative Contracts	292.8	(192.8)	100.0
(a) The Fund has market exposure (long and/or short) to equity and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 to the Notes to Financial Statements.

4	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

Manager Discussion of Fund Performance
During the 12-month period ended April 30, 2018, the Fund was managed by three independent money management firms and each invested a portion of the portfolio’s assets. As of April 30, 2018, Analytic Investors, LLC (Analytic), AQR Capital Management, LLC (AQR) and Boston Partners Global Investors, Inc doing business as Boston Partners (Boston Partners) managed approximately 29.9%, 31.2% and 38.9% of the Fund’s assets, respectively.
For the 12-month period that ended April 30, 2018, the Fund’s Class A shares returned 7.46%. The Fund outperformed its benchmark, the HFRX Equity Hedge Index, which returned 6.98%. During the same time period, the Wilshire Liquid Alternative Equity Hedge Index returned 2.51%, and the MSCI World Index (Net) returned 13.22%. The Fund’s relative performance can be attributed to the performance of the Fund’s Subadvisers, who employ a variety of alternative investment strategies, involving strategies, techniques and practices designed to seek capital appreciation through participation in the broad equity and other markets while hedging overall market exposure relative to traditional long-only equity strategies. Generally, the Fund seeks to provide higher risk-adjusted returns with lower volatility compared to equity markets.
Global equity markets climbed despite increased volatility and geopolitical risk
The 12-month period ended April 30, 2018 was marked by strong performance for developed equity markets globally, despite weakness and heightened volatility during the first quarter of 2018. Early in the period, developed equity markets rose largely on improved global economic growth, subdued inflation, rebounding commodity prices, still-accommodative monetary policies, and strong corporate fundamentals. U.S. equity markets in particular reached all-time highs amid historically low volatility. Performance across major equity indices was more muted as the year progressed, however, as markets responded to risks surrounding the French election, the U.S. FBI Director’s dismissal and escalating tensions with North Korea. Several developed equity markets rallied again in the fourth quarter of 2017 to end the year higher. U.S. markets rose especially strongly on better than expected economic growth data and the signing into law of a tax reform bill. Indeed, stocks moved higher even as the U.S. Federal Reserve (the Fed) raised interest rates twice more — in June and December 2017.
In the first quarter of 2018, the stable and sustained bullish environment that had dominated the prior calendar year began to show signs of strain, giving rise to a dramatic increase in equity market volatility and disappointing returns across asset classes. U.S. equities rallied in January, aided by better than expected corporate earnings reports and ongoing optimism around tax reform, only to decline in early February on concerns about rising bonds yields, increasing wages, inflationary pressures, prospects of new regulations on technology firms, and a potentially faster pace of interest rate increases by the Fed. Increased global trade tensions also weighed on equity market performance through March 2018, as equities ended the quarter well below their January 2018 highs. The MSCI World Index (Net) posted its first negative quarter since the fourth quarter of 2016. Even with another interest rate increase by the Fed in March 2018, albeit well-telegraphed, equity market performance turned around slightly in April, as most markets posted positive returns. Despite better than expected corporate earnings, U.S. equity market returns were muted by higher yields, a stronger U.S. dollar weighing on export prospects, and concerns around potential peak economic growth.
Stock selection strategies overall supported relative results
Analytic: Our portion of the Fund outperformed the Fund benchmark during the period due primarily to effective stock selection. Our model’s factor positioning helped across all categories, led by an emphasis on estimate revisions and quality factors, which investors generally favored during the period.
From a sector perspective, having an underweight position in consumer staples helped relative returns, as the sector underperformed the MSCI World Index during the period. Stock selection within the consumer staples sector also added value. Similarly, having an underweight allocation to and effective stock selection in the comparatively weak consumer discretionary sector contributed positively. Having an overweight to information technology further aided relative results, as this was the strongest performing sector in the MSCI World Index during the period. Conversely, having an underweight allocation to financials detracted from relative results, as the sector outperformed the MSCI World Index during the annual period. Stock selection within financials also hurt. Having overweight allocations to health care and utilities dampened relative results, as each sector underperformed the benchmark during the period.
The top individual contributors to our portion of the Fund’s results during the annual period were long positions in U.S. pharmaceuticals company AbbVie and Japanese semiconductor company Tokyo Electron and short positions in Swiss-based multinational oilfield services company Weatherford International and U.S.-based globally diversified technology and financial
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
services conglomerate General Electric. The biggest individual detractors from our portion of the Fund’s results were long positions in Japanese social media website operator Mixi, U.S.-based global biopharmaceutical company Celgene and U.S. pharmaceutical and health care company Merck.
The top contributing countries on a relative basis were Spain, Sweden and Singapore, where effective allocation positioning in each drove results. Having underweights to Spain and Sweden, which posted positive absolute returns but lagged the MSCI World Index, and an overweight to Singapore, which outperformed the MSCI World Index during the period, proved especially effective. Conversely, underweight positions in France and Italy, which each outperformed the MSCI World Index during the period, and an overweight allocation to Australia, which posted an absolute gain but underperformed the MSCI World Index during the period, detracted from the Fund’s relative results.
AQR: Our portion of the Fund outperformed the Fund benchmark during the period due to a combination of passive market exposure and effective global stock selection. Tactical market exposure also contributed positively, albeit more modestly. From a theme perspective within the global stock selection component of our portion of the Fund’s strategy, stability and momentum factors were the best performing, while valuation factors were the weakest.
From a sector perspective, it is important to note that our process implements a market neutral model that does not think in benchmark relative terms, along with a static passive exposure via futures. It targets a portfolio beta of zero, but has a perennial long dollar bias associated with low beta signals in its stability theme. We equilibrate the portfolio beta by running more Fund assets long than short. While net sector exposures in a long-only portfolio are zero sum and can imply a view-based forecast, this is not the case within our process. All that said, consumer discretionary, industrials and financials were the strongest positive contributors. Conversely, information technology, consumer staples and utilities were the sectors that detracted most.
The top individual contributors to our portion of the Fund’s results during the period were U.S.-based diversified infrastructure businesses operator Macquarie Infrastructure, Ireland-based pharmaceuticals company Alkermes and Netherlands-based cable and mobile telephony services provider Altice. The biggest individual detractors from our portion of the Fund’s results during the period were U.S. mobile payment solutions provider Square, Japanese convenience store chain operator FamilyMart and U.K. food retailer Tesco. It is important to keep in mind that our process is a systematic one in which securities are held based on their characteristics against hundreds of individual factors used by our investment model. Decisions to add or remove positions are based on relative attractiveness across all factors and themes as well as optimization indications of marginal risk and trading costs. We do not make security level weight decisions based on data points of individual stocks in isolation. We attempt to diversify away more idiosyncratic risk by holding hundreds of securities with position-sized constraints.
Similarly with countries, our process is a market neutral model that takes essentially no relative country or currency views. Still, within the global stock selection component, the U.S., the U.K. and the Netherlands were the largest positive contributors to returns. Conversely, Japan, France and Sweden were the biggest detractors from results during the period.
Boston Partners: Our portion of the Fund slightly underperformed the Fund benchmark during the period. Even as the U.S. equity market favored growth companies over value companies, our portion of the Fund’s value-oriented long positions outperformed its short positions in expensive stocks. The most important factors in our portion of the Fund’s return during the period were a bias to value on the long side and effective stock selection in the information technology and financials sectors. On an absolute basis, our portion of the Fund posted solid returns due to its net long positioning amid a strongly rising stock market.
The sectors that contributed most positively to our portion of the Fund’s results were information technology, financials and energy on the long side of the portfolio. Within the information technology sector, gains primarily came from large-cap, mature businesses as well as from mid-cap semiconductor businesses benefiting from industry consolidation and increased demand from end-markets. In financials, long positions in banks and financial services firms benefiting from a gradually rising yield environment and accelerated capital return plans helped most. In energy, long positions in exploration and production companies added to our portion of the Fund’s performance most, as oil prices climbed and positions in high quality/low cost operators reported good free cash flow and production growth.
6	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Conversely, our portion of the Fund’s short positions rose in price overall but lagged its long positions’ performance and thus detracted from results. The rise in price of lower quality, i.e. those companies with weak profitability and poor capital efficiency, and more expensive stocks was a headwind during the period. The short positions rose in price given that we generally short expensive stocks that tend to reside in growth sectors. More specifically, short positions in the information technology sector were the leading detractors during the period. Losses were primarily in smaller cap software and electronics businesses where we see value and earnings risks. A short position in the consumer services market segment also detracted, with soft goods retailers rising in price on improved sentiment.
The top individual contributors to our portion of the Fund’s absolute returns during the period were YY, DXC Technology and Harris. YY is a China-based live streaming platform that enables users to interact in live online group activities through voice, text and video. YY benefited during the period from investor recognition of the asset values of its less popular yet strong return website business models. In our view, YY’s valuation remained attractive at the end of the period and continued to deliver strong profitability. DXC Technology is a U.S.-based information technology services provider. Its merger with Hewlett Packard Enterprise’s services business was completed during the period, and expected synergy targets were cheered by investors. Harris, an international communications equipment company for the aerospace and defense industries, saw its shares rise during the period on news of a favorable contract with the Department of Defense’s radio modernization program.
The biggest individual detractors from our portion of the Fund’s absolute returns during the period were short positions in Cimpress, a Netherlands-based online supplier of graphic design and customized printed products, and Juno Therapeutics, a U.S. clinical-stage biotechnology company, as well as a long position in Liberty Global, a U.K. media communications company.
Purchases and sales drove portfolio changes
Analytic: During the period, our portion of the Fund increased its relative exposures to consumer discretionary, energy and industrials, while decreasing its relative weights to health care, materials and telecommunication services. Notable purchases made during the period include long positions in U.S.-based fast-food restaurant retailer McDonald’s, U.S. technology-based outsourcing solutions provider to the financial services industry Broadridge Financial Solutions and Spain-based toll road operator Abertis Infraestructuras. Notable sales made during the period in our portion of the Fund include long positions in real estate investment trust Annaly Capital Management, Canadian automotive systems and components manufacturer Magna International and U.S.-based non-durable consumer products company Clorox. From a country perspective, our portion of the Fund increased exposure to Spain and Singapore and decreased exposure to Canada and Australia during the annual period.
At the end of the period, our portion of the Fund was most overweight in information technology, consumer discretionary and industrials and most underweight in financials, telecommunication services and materials relative to the MSCI World Index. Our portion of the Fund was rather neutrally weighted to real estate, consumer staples and utilities compared to the MSCI World Index at the end of the period. Geographically, our portion of the Fund was most overweight relative to the MSCI World Index in the U.S., Japan and Singapore; was most underweight the U.K., France and Canada; and was rather neutrally allocated to Norway and Hong Kong at the end of the period.
AQR: Our strategy’s systematic investment process utilizes a model that ranks securities preferences along hundreds of factors on a daily basis. The securities most desired for inclusion in that model view are ones that display characteristics that rank well on the suite of factors as a whole, rather than upon a single metric, narrative or catalyst. The strategy rebalances periodically, attempting to stay close to the model while adhering to prospectus constraints and minimizing turnover, trading costs and other undesired effects.
The majority of themes in our investment model evaluate companies on an industry-neutral basis. Our model does not take industry or sector views by construction, and sector overweights and underweights are driven by our momentum signals. With that, during the period, our portion of the Fund’s exposure to consumer discretionary, consumer staples, information technology and materials increased and its exposures to financials, health care and utilities decreased. The strategy does not take active country allocation risk and no meaningful shifts in country weightings were made during the period relative to the benchmark.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	7

Manager Discussion of Fund Performance  (continued)
At the end of the period, our portion of the Fund was most overweight financials, industrials and consumer discretionary relative to the MSCI World Index. Conversely, our portion of the Fund was most underweight the MSCI World Index in energy, consumer staples and telecommunication services. Since our portion of the Fund does not take active country allocation risk, country positioning at the end of the period was neutrally-weighted relative to the MSCI World Index.
Boston Partners: Within health care, we added health care services provider McKesson to our portion of the Fund during the period. In our view, McKesson’s business appears to be stabilizing, as comparisons ease in a slower drug price inflation environment and its re-contracting specialty business should offset general deflation. We sold our portion of the Fund’s position in technology giant Apple as its neared our target price and on iPhone sales weakness.
From a sector perspective, our portion of the Fund’s positioning increased in the information technology and financials sectors on the long side of the portfolio and in real estate investment trusts on the short side of the portfolio. Our portion of the Fund’s exposure to the information technology and financials sectors decreased on the short side of the portfolio.
At the end of the period, our portion of the Fund’s largest long exposures were in information technology and financials. Within information technology, there was a tilt toward large-cap companies successfully transitioning to cloud-subscription models and toward electronics distributors and semiconductor companies transitioning away from personal computer/consumer electronics toward autos, industrial and health care end-markets. Within financials, there was a tilt toward the largest U.S. banks and large-cap insurance companies exhibiting what we view as attractive valuations, strong balance sheets and accelerating capital return. Our portion of the Fund’s largest short exposures at the end of the period similarly included information technology and financials. Within information technology, we believed we were finding opportunities to take short positions in small-to-mid-cap software and equipment companies. Within financials, we found what we saw as opportunities in financial services companies, banks with Asian exposure, and regional banks trading at extreme valuations with declining returns on equity.
Derivative positions
Analytic: Our portion of the Fund did not invest in derivatives during the period.
AQR: Our portion of the Fund utilized equity swaps, equity index futures and currency forwards during the period. We used equity derivative instruments as a substitute for investing in conventional securities and for investment purposes to increase economic exposure to a particular security or index in a cost-effective manner. Typically, our portion of the Fund invests in common stocks and swaps on individual common stocks. Additionally, our portion of Fund uses both equity index futures and currency forwards to gain passive equity market exposure. Our portion of the Fund’s passive market exposure and tactical market exposure components are implemented entirely using derivatives. The global stock selection component is implemented using both physical equities and equity swaps. All three components contributed positively to our portion of the Fund’s results during the period.
Boston Partners: Our portion of the Fund utilized several total return swaps during the period, though they represented a rather small portion of the portfolio and thus had a minimal effect on performance. Derivatives were used to gain short exposure when 1) exchanges forbid cash short sales; 2) taxes or other market features made cash long purchases or sales expensive; and 3) additional return was sought when implied volatilities were sufficiently high and stocks held long were near their target price.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. As a non-diversified fund, fewer investments could have a greater effect on performance. Alternative investments cover a broad range of strategies and structures designed to be low or non-correlated to traditional equity and fixed-income markets with along-term expectation of illiquidity. Alternative investments involve substantial risks and are more volatile than traditional investments, making them more suitable for investors with an above-average tolerance for risk. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Short positions (where the underlying asset is not owned) can create unlimited risk. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower
8	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities.See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	9

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2017 — April 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,008.20	1,012.74	12.10	12.13	2.43
Institutional Class	1,000.00	1,000.00	1,008.30	1,013.84	11.00	11.03	2.21
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
10	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

Portfolio of Investments
April 30, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 72.8%
Issuer	Shares	Value ($)
Consumer Discretionary 9.2%
Auto Components 0.4%
BorgWarner, Inc.	12,526	613,022
Lear Corp.	1,074	200,806
Linamar Corp	7,564	423,872
Total		1,237,700
Automobiles 0.2%
Fiat Chrysler Automobiles NV	8,908	197,925
Fiat Chrysler Automobiles NV	14,752	322,036
Total		519,961
Hotels, Restaurants & Leisure 2.4%
Aristocrat Leisure Ltd.	12,668	254,127
Autogrill SpA	22,035	280,829
Crown Resorts Ltd.	58,108	563,992
Darden Restaurants, Inc.(a)	18,247	1,694,416
Flight Centre Travel Group Ltd.	4,039	169,200
Genting Singapore PLC	1,037,700	909,146
McDonald’s Corp.(a)	14,172	2,372,960
Six Flags Entertainment Corp.	5,443	344,215
Unibet Group PLC	17,844	230,127
Wyndham Worldwide Corp.	2,742	313,164
Total		7,132,176
Household Durables 1.3%
NVR, Inc.(a),(b)	455	1,410,500
Persimmon PLC	34,024	1,270,981
PulteGroup, Inc.	6,987	212,125
Sony Corp.	4,800	224,189
Toll Brothers, Inc.(a)	14,619	616,337
Total		3,734,132
Internet & Direct Marketing Retail 0.9%
Booking Holdings, Inc.(a),(b)	87	189,486
Qurate Retail Group, Inc. QVC Group(b)	27,423	641,973
Rakuten, Inc.	31,800	225,989
Start Today Co., Ltd.	49,000	1,414,823
Total		2,472,271
Common Stocks (continued)
Issuer	Shares	Value ($)
Leisure Products 0.1%
BRP, Inc.	1,797	72,695
Hasbro, Inc.	3,924	345,665
Total		418,360
Media 1.3%
21st Century Fox, Inc., Class A	13,865	506,904
Comcast Corp., Class A(a)	29,320	920,355
Interpublic Group of Companies, Inc. (The)	13,184	311,011
Liberty Global PLC, Class C(a),(b)	31,153	906,552
Liberty Latin America Ltd., Class C(b)	9,072	163,840
Omnicom Group, Inc.	3,736	275,194
Time Warner, Inc.	6,518	617,906
Total		3,701,762
Multiline Retail 0.4%
Canadian Tire Corp., Ltd., Class A	1,265	172,397
Dollar General Corp.(a)	4,050	390,947
Dollarama, Inc.	5,398	621,383
Total		1,184,727
Specialty Retail 0.7%
Best Buy Co., Inc.(a)	985	75,382
Gap, Inc. (The)(a)	42,929	1,255,244
TJX Companies, Inc. (The)	7,285	618,132
Total		1,948,758
Textiles, Apparel & Luxury Goods 1.5%
lululemon athletica, Inc.(a),(b)	3,757	374,949
Michael Kors Holdings Ltd.(a),(b)	19,891	1,360,942
Moncler SpA	4,966	223,827
Swatch Group AG (The), Registered Shares	6,859	611,162
VF Corp.(a)	22,814	1,844,968
Total		4,415,848
Total Consumer Discretionary		26,765,695
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
April 30, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 4.7%
Beverages 1.5%
Asahi Group Holdings Ltd.	10,000	505,858
Coca-Cola European Partners PLC	15,971	626,063
Heineken Holding NV	9,489	963,233
Kirin Holdings Co., Ltd.	17,600	494,015
Monster Beverage Corp.(a),(b)	23,168	1,274,240
PepsiCo, Inc.(a)	5,486	553,757
Total		4,417,166
Food & Staples Retailing 1.2%
CVS Health Corp.	9,071	633,428
Empire Co., Ltd., Class A	84,800	1,639,927
Koninklijke Ahold Delhaize NV	13,857	334,293
Tesco PLC	107,191	347,185
Wm Morrison Supermarkets PLC	115,953	386,722
Total		3,341,555
Food Products 0.8%
Chocoladefabriken Lindt & Spruengli AG	108	694,229
Leroy Seafood Group ASA	53,180	390,092
Nomad Foods Ltd.(b)	44,106	727,308
SalMar ASA	8,420	392,384
Suedzucker AG	9,251	153,757
Total		2,357,770
Personal Products 0.7%
Estee Lauder Companies, Inc. (The), Class A(a)	14,088	2,086,292
Tobacco 0.5%
Altria Group, Inc.	10,686	599,591
Imperial Brands PLC	13,047	466,817
Philip Morris International, Inc.	4,791	392,862
Total		1,459,270
Total Consumer Staples		13,662,053
Energy 6.1%
Energy Equipment & Services 0.3%
Cactus, Inc., Class A(b)	17,648	506,674
Saipem SpA(b)	3,752	14,330
Superior Energy Services, Inc.(b)	43,198	463,514
Total		984,518
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 5.8%
Anadarko Petroleum Corp.	13,364	899,664
Andeavor	5,356	740,842
Caltex Australia Ltd.	1,641	38,161
Chevron Corp.	4,878	610,287
Cimarex Energy Co.	4,589	461,608
ConocoPhillips	13,155	861,652
Diamondback Energy, Inc.(b)	4,055	520,865
Energen Corp.(b)	4,265	279,102
Enerplus Corp.	46,768	542,734
EQT Corp.	12,653	635,054
HollyFrontier Corp.(a)	9,356	567,816
Hurricane Energy PLC(b)	759,364	448,065
Jagged Peak Energy, Inc.(b)	23,070	330,593
JXTG Holdings, Inc.	204,200	1,331,132
Marathon Oil Corp.	22,038	402,194
Marathon Petroleum Corp.	1,898	142,179
Neste OYJ	13,406	1,128,873
Parsley Energy, Inc., Class A(b)	19,498	585,525
Peabody Energy Corp.	8,734	321,848
Phillips 66(a)	16,205	1,803,779
Pioneer Natural Resources Co.	4,793	966,029
Showa Shell Sekiyu KK	36,100	509,753
Targa Resources Corp.	7,245	340,298
Valero Energy Corp.(a)	21,339	2,367,135
Total		16,835,188
Total Energy		17,819,706
Financials 9.5%
Banks 3.8%
Bank of America Corp.(a)	49,250	1,473,560
BB&T Corp.	5,202	274,666
Citigroup, Inc.(a)	19,482	1,330,036
Citizens Financial Group, Inc.	13,613	564,803
DNB ASA	20,535	384,032
East West Bancorp, Inc.	6,924	461,277
Fifth Third Bancorp	13,581	450,482
Huntington Bancshares, Inc.	42,417	632,438
Intesa Sanpaolo SpA(b)	186,633	738,947
JPMorgan Chase & Co.(a)	12,721	1,383,790

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
KeyCorp	30,590	609,353
Lloyds Banking Group PLC	398,456	353,409
Regions Financial Corp.	33,941	634,697
Sumitomo Mitsui Financial Group, Inc.	5,200	216,727
SunTrust Banks, Inc.	5,384	359,651
U.S. Bancorp	2,858	144,186
United Overseas Bank Ltd.	12,100	273,995
Wells Fargo & Co.(a)	18,195	945,412
Total		11,231,461
Capital Markets 1.3%
Charles Schwab Corp. (The)	8,697	484,249
CI Financial Corp.	27,400	576,617
Goldman Sachs Group, Inc. (The)	1,581	376,800
Moody’s Corp.	1,906	309,153
Morgan Stanley	6,144	317,153
Raymond James Financial, Inc.	6,186	555,194
S&P Global, Inc.	2,300	433,780
State Street Corp.	4,058	404,907
TD Ameritrade Holding Corp.	8,130	472,272
Total		3,930,125
Consumer Finance 1.0%
American Express Co.	2,584	255,170
Capital One Financial Corp.	2,622	237,606
Discover Financial Services	11,955	851,794
Navient Corp.	21,101	279,799
SLM Corp.(b)	52,287	600,255
Synchrony Financial	16,785	556,758
Total		2,781,382
Diversified Financial Services 0.2%
Berkshire Hathaway, Inc., Class B(b)	3,319	642,990
First Pacific Co., Ltd.	132,000	67,593
Total		710,583
Insurance 2.4%
Alleghany Corp.	732	420,658
Allstate Corp. (The)	5,849	572,149
American International Group, Inc.	9,035	505,960
Aon PLC	3,067	436,955
ASR Nederland NV	19,026	897,338
Common Stocks (continued)
Issuer	Shares	Value ($)
Aviva PLC	80,147	582,322
Chubb Ltd.	4,484	608,344
Everest Re Group Ltd.	1,296	301,540
Marsh & McLennan Companies, Inc.	5,501	448,332
Power Corp. of Canada	19,500	463,371
Sompo Holdings, Inc.	9,700	406,140
Swiss Re AG	3,897	371,265
Talanx AG	3,069	138,274
Travelers Companies, Inc. (The)	2,633	346,503
Xl Group Ltd.	6,743	374,843
Total		6,873,994
Mortgage Real Estate Investment Trusts (REITS) 0.8%
AGNC Investment Corp.(a)	116,349	2,201,323
Total Financials		27,728,868
Health Care 7.3%
Biotechnology 0.5%
Celgene Corp.(a),(b)	9,347	814,124
Gilead Sciences, Inc.	3,623	261,689
United Therapeutics Corp.(a),(b)	2,728	300,380
Total		1,376,193
Health Care Equipment & Supplies 1.8%
Align Technology, Inc.(a),(b)	4,441	1,109,584
Cooper Companies, Inc. (The)(a)	5,628	1,287,180
DiaSorin SpA	2,926	275,704
GN Store Nord	14,671	515,451
Hoya Corp.	3,100	165,617
Medtronic PLC	5,179	414,993
Varian Medical Systems, Inc.(a),(b)	12,535	1,448,921
Total		5,217,450
Health Care Providers & Services 3.1%
Anthem, Inc.(a)	8,302	1,959,189
Cardinal Health, Inc.	7,893	506,494
CIGNA Corp.	2,252	386,938
Express Scripts Holding Co.(a),(b)	28,731	2,174,937
Fresenius SE & Co. KGaA	3,593	273,622
Humana, Inc.(a)	5,728	1,685,063
Laboratory Corp. of America Holdings(b)	3,476	593,527
McKesson Corp.(a)	4,475	699,040

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
April 30, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
UnitedHealth Group, Inc.	2,172	513,461
Universal Health Services, Inc., Class B	3,231	368,980
Total		9,161,251
Life Sciences Tools & Services 0.2%
ICON PLC(b)	1,989	233,966
Waters Corp.(b)	1,999	376,632
Total		610,598
Pharmaceuticals 1.7%
H Lundbeck A/S	3,477	201,428
Jazz Pharmaceuticals PLC(b)	2,253	342,546
Johnson & Johnson(a)	14,818	1,874,329
Merck & Co., Inc.(a)	16,554	974,534
Novartis AG, ADR	8,313	637,524
Pfizer, Inc.	17,377	636,172
Roche Holding AG, Genusschein Shares	1,154	256,404
Total		4,922,937
Total Health Care		21,288,429
Industrials 13.4%
Aerospace & Defense 3.7%
Arconic, Inc.	4,857	86,503
BAE Systems PLC	33,690	282,667
Boeing Co. (The)(a)	749	249,836
General Dynamics Corp.(a)	4,659	937,903
Harris Corp.(a)	5,770	902,543
Huntington Ingalls Industries, Inc.(a)	2,639	641,831
L3 Technologies, Inc.	2,051	401,750
Lockheed Martin Corp.(a)	7,174	2,301,706
Northrop Grumman Corp.	2,212	712,353
Raytheon Co.(a)	5,611	1,149,918
Spirit AeroSystems Holdings, Inc., Class A(a)	14,429	1,159,659
Textron, Inc.(a)	18,550	1,152,697
United Technologies Corp.	5,791	695,789
Total		10,675,155
Air Freight & Logistics 0.7%
bpost SA	13,857	304,051
Expeditors International of Washington, Inc.(a)	27,866	1,779,523
Total		2,083,574
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 1.7%
Air Canada(b)	98,601	1,938,307
Delta Air Lines, Inc.	6,364	332,328
Deutsche Lufthansa AG, Registered Shares	76,025	2,209,684
Qantas Airways Ltd.	11,953	51,694
Southwest Airlines Co.	4,168	220,196
United Continental Holdings, Inc.(b)	2,358	159,259
Total		4,911,468
Building Products 0.3%
Masco Corp.	15,409	583,539
Owens Corning	3,020	197,780
Total		781,319
Construction & Engineering 0.2%
Taisei Corp.	7,300	393,805
Tutor Perini Corp.(b)	11,901	245,756
Total		639,561
Electrical Equipment 1.0%
ABB Ltd., ADR	16,452	382,838
AMETEK, Inc.	9,488	662,263
Eaton Corp. PLC	6,543	490,921
EnerSys	3,102	212,673
GrafTech International Ltd.(b)	36,302	580,106
Philips Lighting NV	19,635	597,137
Total		2,925,938
Industrial Conglomerates 0.4%
Honeywell International, Inc.	4,728	684,047
Rheinmetall AG	4,514	589,895
Total		1,273,942
Machinery 1.5%
Cummins, Inc.(a)	12,227	1,954,608
Daifuku Co., Ltd.	2,000	106,916
Dover Corp.	2,491	230,916
Georg Fischer AG, Registered Shares	72	89,500
PACCAR, Inc.	4,764	303,324
Parker-Hannifin Corp.	2,508	412,867
Sumitomo Heavy Industries Ltd.	11,000	420,313

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Weichai Power Co., Ltd., Class H	260,000	300,988
Yangzijiang Shipbuilding Holdings Ltd.	754,000	658,426
Total		4,477,858
Professional Services 1.8%
Adecco Group AG, Registered Shares	11,322	749,802
Dun & Bradstreet Corp. (The)	4,843	558,446
Hays PLC	169,133	416,798
ManpowerGroup, Inc.(a)	13,667	1,308,205
Robert Half International, Inc.(a)	28,912	1,756,404
Teleperformance SA	2,066	332,011
Total		5,121,666
Road & Rail 1.0%
DSV A/S	24,808	1,964,689
Nippon Express Co., Ltd.	6,900	521,296
Union Pacific Corp.	2,172	290,245
Total		2,776,230
Trading Companies & Distributors 0.1%
Air Lease Corp.	4,036	168,261
Bunzl PLC	5,187	150,405
Total		318,666
Transportation Infrastructure 1.0%
Abertis Infraestructuras SA	117,326	2,586,674
Atlantia SpA	2,534	83,875
Flughafen Zurich AG, Registered Shares	81	16,915
Fraport AG Frankfurt Airport Services Worldwide	143	13,839
Kamigumi Co., Ltd.	12,700	285,897
Total		2,987,200
Total Industrials		38,972,577
Information Technology 16.6%
Communications Equipment 1.1%
Arista Networks, Inc.(a),(b)	1,551	410,317
Cisco Systems, Inc.	21,868	968,534
CommScope Holding Co., Inc.(b)	7,555	288,752
F5 Networks, Inc.(a),(b)	8,981	1,464,711
Total		3,132,314
Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 1.6%
Arrow Electronics, Inc.(b)	11,484	858,314
Avnet, Inc.	10,714	420,310
Belden, Inc.	6,686	411,858
CDW Corp.	4,451	317,312
Flex Ltd.(a),(b)	50,447	655,811
IPG Photonics Corp.(a),(b)	4,064	865,754
Jabil, Inc.	5,829	155,052
TE Connectivity Ltd.(a)	10,307	945,667
Total		4,630,078
Internet Software & Services 3.1%
Alibaba Group Holding Ltd., ADR(a),(b)	5,376	959,831
Alphabet, Inc., Class A(a),(b)	2,191	2,231,709
Alphabet, Inc., Class C(b)	560	569,705
Baidu, Inc., ADR(b)	2,853	715,818
eBay, Inc.(a),(b)	33,673	1,275,533
Facebook, Inc., Class A(a),(b)	2,918	501,896
Mixi, Inc.	24,100	792,091
NetEase, Inc., ADR	2,020	519,281
VeriSign, Inc.(a),(b)	12,252	1,438,630
Total		9,004,494
IT Services 4.2%
Accenture PLC, Class A(a)	9,822	1,485,086
Alliance Data Systems Corp.	1,340	272,087
Amdocs Ltd.	11,399	766,583
AtoS	2,685	362,475
Broadridge Financial Solutions, Inc.(a)	20,479	2,195,554
Capgemini SE	6,561	902,570
CGI Group, Inc., Class A(b)	13,800	799,657
Cognizant Technology Solutions Corp., Class A(a)	10,964	897,074
DXC Technology Co.(a)	12,440	1,282,066
Equiniti Group PLC(c)	29,647	111,830
Leidos Holdings, Inc.	13,434	862,866
Otsuka Corp.	3,400	157,547
Total System Services, Inc.(a)	18,425	1,548,806
Western Union Co. (The)	30,125	594,969
Total		12,239,170

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
April 30, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 2.6%
ASM International NV	4,290	257,570
Broadcom, Inc.(a)	5,271	1,209,273
Disco Corp.	900	157,750
KLA-Tencor Corp.	7,125	724,898
Lam Research Corp.(a)	231	42,749
Marvell Technology Group Ltd.	42,002	842,560
Micron Technology, Inc.(a),(b)	21,067	968,661
ON Semiconductor Corp.(b)	23,802	525,548
Qorvo, Inc.(b)	2,206	148,684
Rohm Co., Ltd.	1,900	176,060
Skyworks Solutions, Inc.(a)	9,136	792,639
STMicroelectronics NV	11,225	245,032
Tokyo Electron Ltd.	6,400	1,229,140
Versum Materials, Inc.	11,591	407,771
Total		7,728,335
Software 2.6%
Blackberry Ltd.(b)	3,600	37,684
CA, Inc.(a)	25,408	884,198
Cadence Design Systems, Inc.(a),(b)	10,442	418,306
Constellation Software, Inc.	200	142,939
Fortinet, Inc.(a),(b)	26,730	1,479,773
Micro Focus International PLC, ADR(a)	8,322	144,137
Microsoft Corp.(a)	17,988	1,682,238
Oracle Corp.(a)	22,157	1,011,910
Oracle Corp. Japan	3,900	320,376
Software AG	8,195	402,854
Take-Two Interactive Software, Inc.(a),(b)	395	39,385
Temenos Group AG	7,846	987,246
Total		7,551,046
Technology Hardware, Storage & Peripherals 1.4%
Brother Industries Ltd.	23,600	506,210
Canon, Inc.	10,100	347,432
Hewlett Packard Enterprise Co.	42,703	728,086
HP, Inc.	27,605	593,231
Common Stocks (continued)
Issuer	Shares	Value ($)
NetApp, Inc.(a)	17,665	1,176,136
Xerox Corp.	21,980	691,271
Total		4,042,366
Total Information Technology		48,327,803
Materials 3.5%
Chemicals 1.5%
Celanese Corp., Class A	3,100	336,877
Covestro AG	13,335	1,211,683
DowDuPont, Inc.	4,780	302,287
FMC Corp.	4,749	378,638
Methanex Corp.	8,644	521,017
Mitsubishi Gas Chemical Co., Inc.	10,100	236,698
Nutrien Ltd.	11,843	539,212
PQ Group Holdings, Inc.(b)	16,667	231,671
Tosoh Corp.	7,300	129,125
Trinseo SA	7,695	561,350
Total		4,448,558
Construction Materials 0.3%
Cemex SAB de CV, ADR(b)	66,860	415,201
CRH PLC	12,213	433,452
Total		848,653
Containers & Packaging 0.6%
Berry Global Group, Inc.(b)	7,101	390,555
Graphic Packaging Holding Co.	58,663	838,881
WestRock Co.	9,312	550,898
Total		1,780,334
Metals & Mining 0.8%
Barrick Gold Corp.	1,729	23,270
Boliden AB	26,774	927,709
Ivanhoe Mines Ltd., Class A(b)	70,549	145,609
Kinross Gold Corp.(b)	3,545	13,722
Lundin Mining Corp.	22,414	148,385
Rio Tinto PLC, ADR	2,853	156,772
Salzgitter AG	1,467	80,561
SSAB AB, Class A	5,573	31,510
Steel Dynamics, Inc.	6,518	292,072
Stornoway Diamond Corp.(b)	488,029	220,458

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Teck Resources Ltd., Class B	3,311	83,113
Warrior Met Coal, Inc.	10,922	253,937
Total		2,377,118
Paper & Forest Products 0.3%
Holmen AB, Class B	4,396	108,393
West Fraser Timber Co., Ltd.	9,645	653,316
Total		761,709
Total Materials		10,216,372
Real Estate 0.7%
Equity Real Estate Investment Trusts (REITS) 0.5%
CapitaLand Mall Trust	409,400	646,511
H&R Real Estate Investment Trust	21,600	346,892
Smart Real Estate Investment Trust	16,900	379,081
Total		1,372,484
Real Estate Management & Development 0.2%
Kerry Properties Ltd.	153,500	733,810
Total Real Estate		2,106,294
Telecommunication Services 0.4%
Diversified Telecommunication Services 0.2%
Verizon Communications, Inc.	11,638	574,335
Wireless Telecommunication Services 0.2%
Vodafone Group PLC	170,679	498,078
Total Telecommunication Services		1,072,413
Utilities 1.4%
Electric Utilities 1.1%
American Electric Power Co., Inc.(a)	36,385	2,546,222
Entergy Corp.(a)	2,508	204,628
Exelon Corp.(a)	11,208	444,734
Total		3,195,584
Multi-Utilities 0.3%
A2A SpA	429,276	863,165
Atco Ltd., Class I	5,052	152,864
Total		1,016,029
Total Utilities		4,211,613
Total Common Stocks (Cost $183,304,124)		212,171,823

Limited Partnerships 0.1%
Issuer	Shares	Value ($)
Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%
Viper Energy Partners LP	11,412	328,666
Total Energy		328,666
Total Limited Partnerships (Cost $171,343)		328,666

Preferred Stocks 0.3%
Issuer	Shares	Value ($)
Consumer Discretionary 0.3%
Automobiles 0.3%
BMW AG	8,853	854,744
Total Consumer Discretionary		854,744
Total Preferred Stocks (Cost $765,678)		854,744

Money Market Funds 17.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.889%(d),(e)	50,848,193	50,843,108
Total Money Market Funds (Cost $50,843,331)		50,843,108
Total Investments (Cost $235,084,476)		264,198,341

Investments in securities sold short

Common Stocks (30.4)%
Issuer	Shares	Value ($)
Consumer Discretionary (4.2)%
Auto Components (0.1)%
Brembo SpA	(25,538)	(376,240)
Automobiles (0.5)%
Harley-Davidson, Inc.	(8,852)	(364,083)
Tesla, Inc.(b)	(3,229)	(949,003)
Thor Industries, Inc.	(1,789)	(189,884)
Total		(1,502,970)
Diversified Consumer Services (0.2)%
Chegg, Inc.(b)	(23,106)	(536,290)
Hotels, Restaurants & Leisure (0.6)%
Chipotle Mexican Grill, Inc.(b)	(722)	(305,644)
Cracker Barrel Old Country Store, Inc.	(1,474)	(242,606)
Domino’s Pizza Enterprises Ltd.	(5,183)	(164,079)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	17

Portfolio of Investments  (continued)
April 30, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Norwegian Cruise Line Holdings Ltd.(b)	(4,853)	(259,490)
Papa John’s International, Inc.	(5,100)	(316,200)
Planet Fitness, Inc., Class A(b)	(5,894)	(237,469)
Restaurant Brands International, Inc.	(318)	(17,305)
Wendy’s Co. (The)	(14,198)	(237,675)
Total		(1,780,468)
Internet & Direct Marketing Retail (0.4)%
Wayfair, Inc., Class A(b)	(4,323)	(269,323)
Zalando SE(b),(c)	(19,041)	(979,787)
Total		(1,249,110)
Leisure Products (0.3)%
Amer Sports Oyj	(17,069)	(522,127)
Mattel, Inc.	(13,762)	(203,678)
Total		(725,805)
Media (1.1)%
Altice NV, Class A(b)	(53,654)	(513,524)
Altice U.S.A., Inc., Class A(b)	(11,755)	(210,414)
Dentsu, Inc.	(4,900)	(232,126)
Discovery, Inc., Class C(b)	(18,556)	(412,314)
Eutelsat Communications SA	(8,214)	(177,891)
Meredith Corp.	(5,031)	(260,606)
Pearson PLC	(48,121)	(551,690)
Schibsted ASA, Class A	(12,606)	(367,559)
SES SA FDR	(16,991)	(262,152)
Telenet Group Holding NV(b)	(3,850)	(224,993)
Total		(3,213,269)
Specialty Retail (0.6)%
CarMax, Inc.(b)	(3,530)	(220,625)
Fielmann AG	(1,714)	(140,752)
Floor & Decor Holdings, Inc., Class A(b)	(4,670)	(259,605)
Hennes & Mauritz AB, Class B	(2,083)	(35,795)
Inditex	(7,301)	(226,318)
Kingfisher PLC	(51,022)	(212,784)
L Brands, Inc.	(6,652)	(232,221)
Murphy U.S.A., Inc.(b)	(3,533)	(221,060)
Ulta Salon Cosmetics & Fragrance, Inc.(b)	(901)	(226,070)
Total		(1,775,230)
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods (0.4)%
Cie Financiere Richemont SA, Class A, Registered Shares	(2,441)	(232,038)
Gildan Activewear, Inc.	(8,738)	(254,538)
Pandora Media, Inc.	(241)	(26,772)
PRADA SpA	(52,400)	(265,873)
Under Armour, Inc., Class A(b)	(19,022)	(337,831)
Total		(1,117,052)
Total Consumer Discretionary		(12,276,434)
Consumer Staples (0.9)%
Beverages (0.2)%
Anheuser-Busch InBev SA/NV	(592)	(58,806)
Treasury Wine Estates Ltd.	(18,766)	(268,053)
Tsingtao Brewery Co., Ltd., Class H	(28,000)	(144,967)
Total		(471,826)
Food & Staples Retailing (0.1)%
Casey’s General Stores, Inc.	(3,319)	(320,615)
Metro, Inc.	(586)	(18,594)
Total		(339,209)
Food Products (0.4)%
Aryzta AG(b)	(730)	(15,386)
B&G Foods, Inc.	(6,760)	(153,790)
Calbee, Inc.	(8,600)	(289,605)
Chocoladefabriken Lindt & Spruengli AG	(24)	(154,273)
Hain Celestial Group, Inc. (The)(b)	(3,426)	(99,799)
Hormel Foods Corp.	(7,591)	(275,174)
Marine Harvest ASA	(13,662)	(297,393)
Total		(1,285,420)
Household Products (0.1)%
Kimberly-Clark de Mexico SAB de SV, Class A	(80,900)	(146,599)
Personal Products (0.1)%
Coty, Inc., Class A	(23,917)	(414,960)
Total Consumer Staples		(2,658,014)

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy (5.8)%
Energy Equipment & Services (1.8)%
Core Laboratories NV	(1,908)	(233,635)
Helmerich & Payne	(6,841)	(475,792)
National Oilwell Varco, Inc.	(8,685)	(335,849)
SBM Offshore NV	(13,981)	(234,590)
Tenaris SA	(179,472)	(3,363,528)
Weatherford International PLC(b)	(155,995)	(460,185)
Total		(5,103,579)
Oil, Gas & Consumable Fuels (4.0)%
AltaGas, Ltd.	(23,296)	(449,064)
Antero Resources Corp.(b)	(17,635)	(335,065)
Apache Corp.	(5,687)	(232,883)
Cameco Corp.	(54,819)	(577,244)
Cameco Corp.	(14,337)	(150,969)
Cenovus Energy, Inc.	(35,917)	(360,248)
Cenovus Energy, Inc.	(9,649)	(96,644)
Cheniere Energy, Inc.(b)	(25,831)	(1,502,331)
Continental Resources, Inc.(b)	(16,627)	(1,098,380)
Devon Energy Corporation	(14,449)	(524,932)
Enbridge, Inc.	(22,001)	(666,396)
Hess Corp.	(9,609)	(547,617)
Imperial Oil Ltd.	(17,025)	(529,466)
Inter Pipeline Ltd.	(2,738)	(49,367)
Keyera Corp.	(12,445)	(335,078)
Kinder Morgan Canada Ltd.(c)	(12,411)	(160,170)
Koninklijke Vopak NV	(10,183)	(502,176)
Murphy Oil Corp.	(16,657)	(501,542)
Noble Energy, Inc.	(39,780)	(1,345,757)
Pembina Pipeline Corp.	(2,344)	(74,649)
Peyto Exploration & Development Corp.	(19,107)	(180,661)
PrairieSky Royalty, Ltd.	(21,521)	(477,202)
Range Resources Corp.	(17,660)	(244,591)
Seven Generations Energy Ltd., Class A(b)	(1,552)	(22,145)
TransCanada Corp.	(11,209)	(475,266)
TransCanada Corp.	(8,309)	(352,717)
Total		(11,792,560)
Total Energy		(16,896,139)
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials (2.8)%
Banks (2.0)%
Aozora Bank Ltd.	(4,600)	(185,571)
Bankinter SA	(25,615)	(267,706)
CaixaBank SA	(36,412)	(177,067)
Canadian Western Bank	(9,614)	(255,110)
Commonwealth Bank of Australia	(3,602)	(193,948)
Community Bank System, Inc.	(5,935)	(333,844)
Cullen/Frost Bankers, Inc.	(2,062)	(235,996)
CVB Financial Corp.	(13,070)	(289,500)
First Financial Bankshares, Inc.	(13,453)	(666,596)
First Republic Bank	(2,138)	(198,556)
Glacier Bancorp, Inc.	(7,379)	(273,244)
Independent Bank Corp.	(2,857)	(206,561)
Investors Bancorp, Inc.	(14,924)	(199,534)
Metro Bank PLC(b)	(3,600)	(163,421)
People’s United Financial, Inc.	(9,544)	(174,560)
Prosperity Bancshares, Inc.	(4,065)	(291,745)
Standard Chartered PLC	(18,141)	(190,554)
Trustmark Corp.	(8,286)	(259,435)
UMB Financial Corp.	(3,151)	(241,304)
United Bankshares, Inc.	(6,002)	(203,768)
Valley National Bancorp	(14,901)	(187,007)
Westamerica Bancorporation	(8,437)	(470,869)
Total		(5,665,896)
Capital Markets (0.4)%
Brookfield Asset Management, Inc., Class A	(1,044)	(41,380)
Credit Suisse Group AG, Registered Shares	(14,220)	(239,838)
Deutsche Bank AG	(27,664)	(378,204)
Factset Research Systems, Inc.	(1,394)	(263,619)
MarketAxess Holdings, Inc.	(1,140)	(226,438)
WisdomTree Investments, Inc.	(13,547)	(143,192)
Total		(1,292,671)
Consumer Finance (0.0)%
Acom Co., Ltd.	(13,000)	(58,853)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	19

Portfolio of Investments  (continued)
April 30, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Financial Services (0.0)%
Element Fleet Management Corp.	(10,905)	(41,192)
Onex Corp.	(335)	(24,813)
Total		(66,005)
Insurance (0.3)%
Cincinnati Financial Corp.	(2,305)	(162,134)
Markel Corp.(b)	(285)	(322,061)
RLI Corp.	(6,339)	(401,132)
Total		(885,327)
Thrifts & Mortgage Finance (0.1)%
New York Community Bancorp, Inc.	(15,809)	(187,811)
Total Financials		(8,156,563)
Health Care (3.6)%
Biotechnology (1.7)%
Alnylam Pharmaceuticals, Inc.(b)	(5,786)	(546,951)
Biomarin Pharmaceutical, Inc.(b)	(18,124)	(1,513,535)
Genmab A/S(b)	(2,149)	(433,879)
Incyte Corp., Ltd.(b)	(10,723)	(664,183)
Seattle Genetics, Inc.(b)	(22,304)	(1,141,742)
TESARO, Inc.(b)	(12,751)	(649,153)
Total		(4,949,443)
Health Care Equipment & Supplies (0.5)%
Coloplast A/S, Class B	(2,850)	(241,434)
Getinge AB	(2,258)	(21,038)
Insulet Corp.(b)	(2,590)	(222,740)
Nevro Corp.(b)	(2,426)	(216,787)
NuVasive, Inc.(b)	(1,756)	(93,437)
Penumbra, Inc.(b)	(1,927)	(239,622)
West Pharmaceutical Services	(2,180)	(192,298)
Wright Medical Group NV(b)	(9,460)	(185,511)
Total		(1,412,867)
Health Care Technology (0.3)%
Cerner Corp.(b)	(3,144)	(183,138)
Medidata Solutions, Inc.(b)	(7,021)	(501,018)
Teladoc, Inc.(b)	(6,091)	(261,913)
Total		(946,069)
Life Sciences Tools & Services (0.0)%
QIAGEN NV(b)	(1,231)	(40,268)
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals (1.1)%
Allergan PLC	(5,792)	(889,941)
Ono Pharmaceutical Co., Ltd.	(12,000)	(277,383)
Orion Oyj, Class B	(787)	(23,870)
Recordati SpA	(763)	(27,217)
Taisho Pharmaceutical Holdings Co., Ltd.	(3,600)	(344,342)
Vifor Pharma AG	(10,431)	(1,646,129)
Total		(3,208,882)
Total Health Care		(10,557,529)
Industrials (3.9)%
Aerospace & Defense (0.9)%
Airbus Group SE	(2,301)	(270,099)
Arconic, Inc.	(78,369)	(1,395,752)
Bombardier, Inc., Class B(b)	(46,567)	(143,986)
Leonardo SpA	(5,851)	(67,606)
MTU Aero Engines AG	(2,430)	(417,986)
Rolls-Royce Holdings PLC	(33,321)	(384,829)
Rolls-Royce Holdings PLC(b),(f),(g)	(2,365,791)	(3,257)
Total		(2,683,515)
Air Freight & Logistics (0.1)%
Panalpina Welttransport Holding AG, Registered Shares	(2,402)	(304,020)
Commercial Services & Supplies (0.8)%
Bilfinger SE	(3,665)	(174,427)
Cimpress NV(b)	(918)	(132,017)
Edenred	(7,385)	(254,417)
Mobile Mini, Inc.	(3,248)	(136,416)
Multi-Color Corp.	(3,803)	(247,005)
Ritchie Bros. Auctioneers, Inc.	(12,621)	(413,085)
Ritchie Bros. Auctioneers, Inc.	(8,111)	(265,071)
Rollins, Inc.	(5,120)	(248,422)
Societe BIC SA	(2,434)	(248,224)
Stericycle, Inc.(b)	(2,238)	(131,393)
Total		(2,250,477)
Construction & Engineering (0.0)%
Boskalis Westminster	(2,670)	(79,097)
SNC-Lavalin Group, Inc.	(702)	(30,776)
Total		(109,873)

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment (0.1)%
Acuity Brands, Inc.	(2,184)	(261,578)
Industrial Conglomerates (0.6)%
General Electric Co.	(121,999)	(1,716,526)
Machinery (0.7)%
Flowserve Corp.	(10,681)	(474,343)
GEA Group AG	(11,451)	(447,083)
John Bean Technologies Corp.	(2,255)	(242,976)
Manitowoc Co., Inc. (The)(b)	(8,539)	(210,486)
Middleby Corp.(b)	(2,889)	(363,552)
Sun Hydraulics Corp.	(3,866)	(187,772)
Wabtec Corp.	(2,417)	(214,654)
Total		(2,140,866)
Marine (0.2)%
AP Moller - Maersk A/S, Class B	(352)	(563,903)
Professional Services (0.4)%
Costar Group, Inc.(b)	(1,499)	(549,623)
Stantec, Inc.	(8,359)	(212,694)
Verisk Analytics, Inc.(b)	(2,426)	(258,248)
Total		(1,020,565)
Road & Rail (0.1)%
Heartland Express, Inc.	(9,370)	(167,067)
Total Industrials		(11,218,390)
Information Technology (3.2)%
Communications Equipment (0.5)%
Telefonaktiebolaget LM Ericsson	(176,257)	(1,343,690)
Viasat, Inc.(b)	(2,595)	(166,028)
Total		(1,509,718)
Electronic Equipment, Instruments & Components (0.2)%
Knowles Corp.(b)	(23,518)	(301,031)
National Instruments Corp.	(7,642)	(312,481)
Total		(613,512)
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet Software & Services (0.5)%
2U, Inc.(b)	(4,330)	(348,522)
58.Com, Inc., ADR(b)	(2,896)	(253,081)
Just Eat PLC(b)	(29,678)	(315,949)
MINDBODY, Inc., Class A(b)	(10,286)	(407,840)
Total		(1,325,392)
IT Services (0.0)%
Wirecard AG	(349)	(47,220)
Semiconductors & Semiconductor Equipment (0.3)%
Advanced Micro Devices, Inc.(b)	(13,007)	(141,516)
ams AG	(1,623)	(133,860)
Cree, Inc.(b)	(10,334)	(385,665)
Infineon Technologies AG	(11,660)	(298,562)
Total		(959,603)
Software (1.7)%
ACI Worldwide, Inc.(b)	(19,565)	(454,886)
Blackbaud, Inc.	(4,314)	(452,797)
Dassault Systemes	(3,087)	(400,044)
Ellie Mae, Inc.(b)	(4,785)	(463,523)
Guidewire Software, Inc.(b)	(3,090)	(261,476)
HubSpot, Inc.(b)	(4,119)	(436,202)
Manhattan Associates, Inc.(b)	(8,800)	(378,928)
Open Text Corp.	(834)	(29,445)
Oracle Corp Japan	(4,000)	(328,591)
Proofpoint, Inc.(b)	(3,575)	(421,636)
Ultimate Software Group, Inc.(b)	(1,809)	(434,015)
Workday, Inc., Class A(b)	(3,379)	(421,834)
Zendesk, Inc.(b)	(7,576)	(369,330)
Total		(4,852,707)
Total Information Technology		(9,308,152)
Materials (2.8)%
Chemicals (1.3)%
Air Liquide SA	(2,563)	(333,129)
Balchem Corp.	(4,348)	(383,668)
HB Fuller Co.	(4,249)	(210,198)
International Flavors & Fragrances, Inc.	(1,425)	(201,296)
Newmarket Corp.	(977)	(370,820)
Nutrien Ltd.	(42,100)	(1,916,543)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	21

Portfolio of Investments  (continued)
April 30, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
OCI NV(b)	(4,036)	(95,780)
Quaker Chemical Corp.	(1,765)	(259,437)
Total		(3,770,871)
Construction Materials (0.1)%
James Hardie Industries PLC	(16,031)	(283,098)
Containers & Packaging (0.3)%
Amcor Ltd.	(14,485)	(149,268)
AptarGroup, Inc.	(4,162)	(389,147)
CCL Industries, Inc., Class B	(267)	(12,951)
Huhtamaki OYJ	(1,179)	(47,956)
Sonoco Products Co.	(5,643)	(289,824)
Total		(889,146)
Metals & Mining (1.1)%
Agnico Eagle Mines Ltd.	(386)	(16,243)
Antofagasta PLC	(27,386)	(365,902)
Compass Minerals International, Inc.	(2,152)	(144,830)
Eldorado Gold Corp.	(68,446)	(65,037)
First Quantum Minerals Ltd.	(73,704)	(1,061,976)
Franco-Nevada Corp.	(407)	(28,869)
Goldcorp, Inc.	(51,900)	(688,793)
Turquoise Hill Resources Ltd.(b)	(151,700)	(448,974)
Wheaton Precious Metals Corp.	(14,617)	(303,394)
Yamana Gold, Inc.	(32,953)	(94,705)
Total		(3,218,723)
Total Materials		(8,161,838)
Real Estate (1.2)%
Equity Real Estate Investment Trusts (REITS) (1.2)%
Extra Space Storage, Inc.	(5,199)	(465,778)
Invitation Homes, Inc.	(79,347)	(1,836,090)
Iron Mountain, Inc.	(8,510)	(288,829)
Lamar Advertising Co., Class A	(4,168)	(265,543)
Public Storage	(1,529)	(308,522)
Washington Prime Group, Inc.	(57,401)	(371,385)
Total		(3,536,147)
Real Estate Management & Development (0.0)%
Mitsubishi Estate Co., Ltd.	(2,500)	(45,681)
Total Real Estate		(3,581,828)
Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services (1.7)%
Diversified Telecommunication Services (1.2)%
CenturyLink, Inc.	(63,297)	(1,176,058)
Cogent Communications Group	(9,221)	(434,770)
Telefonica SA	(7,404)	(75,450)
Telefonica SA, ADR	(17,711)	(179,767)
Zayo Group Holdings, Inc.(b)	(42,978)	(1,560,102)
Total		(3,426,147)
Wireless Telecommunication Services (0.5)%
Millicom International Cellular SA, SDR	(5,388)	(356,894)
Softbank Corp.	(16,700)	(1,276,025)
Total		(1,632,919)
Total Telecommunication Services		(5,059,066)
Utilities (0.3)%
Electric Utilities (0.3)%
El Paso Electric Co.	(4,585)	(234,064)
Emera, Inc.	(1,219)	(37,967)
IDACORP, Inc.	(4,321)	(401,853)
Total		(673,884)
Independent Power and Renewable Electricity Producers (0.0)%
Northland Power, Inc.	(940)	(16,949)
Total Utilities		(690,833)
Total Common Stocks (Proceeds $87,557,329)		(88,564,786)

Preferred Stocks (0.1)%
Issuer	Shares	Value ($)
Health Care (0.1)%
Health Care Equipment & Supplies (0.1)%
Sartorius AG	(2,300)	(353,282)
Total Health Care		(353,282)
Total Preferred Stocks (Proceeds $209,946)		(353,282)
Total Investments in Securities Sold Short (Proceeds $87,767,275)		(88,918,068)

Total Investments in Securities, Net of Securities Sold Short	175,280,273
Other Assets & Liabilities, Net	116,190,902
Net Assets	291,471,175

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
At April 30, 2018, securities and/or cash totaling $196,228,998 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
369,200 AUD	292,518 USD	Citi	06/20/2018	14,525	—
875,600 CAD	696,135 USD	Citi	06/20/2018	13,374	—
188,400 CAD	145,306 USD	Citi	06/20/2018	—	(1,602)
392,000 CHF	425,849 USD	Citi	06/20/2018	28,546	—
630,800 DKK	106,268 USD	Citi	06/20/2018	3,625	—
1,283,200 EUR	1,608,961 USD	Citi	06/20/2018	53,405	—
554,000 GBP	779,733 USD	Citi	06/20/2018	15,175	—
1,191,200 HKD	152,542 USD	Citi	06/20/2018	588	—
37,600 ILS	10,756 USD	Citi	06/20/2018	277	—
111,797,600 JPY	1,062,588 USD	Citi	06/20/2018	36,388	—
880,000 NOK	112,962 USD	Citi	06/20/2018	3,070	—
21,600 NZD	15,885 USD	Citi	06/20/2018	689	—
1,100,800 SEK	138,659 USD	Citi	06/20/2018	12,458	—
76,000 SGD	57,733 USD	Citi	06/20/2018	355	—
744,286 USD	962,400 AUD	Citi	06/20/2018	—	(19,638)
462,529 USD	594,800 CAD	Citi	06/20/2018	1,275	—
873,689 USD	1,108,400 CAD	Citi	06/20/2018	—	(9,399)
931,687 USD	864,400 CHF	Citi	06/20/2018	—	(55,593)
230,118 USD	1,376,400 DKK	Citi	06/20/2018	—	(6,154)
3,208,209 USD	2,583,200 EUR	Citi	06/20/2018	—	(76,731)
1,971,491 USD	1,398,800 GBP	Citi	06/20/2018	—	(41,051)
403,377 USD	3,150,000 HKD	Citi	06/20/2018	—	(1,550)
111,624 USD	387,200 ILS	Citi	06/20/2018	—	(3,715)
2,736,772 USD	290,727,600 JPY	Citi	06/20/2018	—	(68,157)
13,207 USD	102,800 NOK	Citi	06/20/2018	—	(370)
25,349 USD	34,800 NZD	Citi	06/20/2018	—	(867)
401,918 USD	3,237,600 SEK	Citi	06/20/2018	—	(30,744)
262,529 USD	346,800 SGD	Citi	06/20/2018	—	(703)
553,800 AUD	438,776 USD	JPMorgan	06/20/2018	21,787	—
1,313,400 CAD	1,044,201 USD	JPMorgan	06/20/2018	20,060	—
282,600 CAD	217,958 USD	JPMorgan	06/20/2018	—	(2,403)
588,000 CHF	638,773 USD	JPMorgan	06/20/2018	42,819	—
946,200 DKK	159,401 USD	JPMorgan	06/20/2018	5,438	—
1,924,800 EUR	2,413,439 USD	JPMorgan	06/20/2018	80,104	—
831,000 GBP	1,172,537 USD	JPMorgan	06/20/2018	25,700	—
1,786,800 HKD	228,813 USD	JPMorgan	06/20/2018	882	—
56,400 ILS	16,134 USD	JPMorgan	06/20/2018	415	—
167,696,400 JPY	1,593,880 USD	JPMorgan	06/20/2018	54,580	—
1,320,000 NOK	169,443 USD	JPMorgan	06/20/2018	4,604	—
32,400 NZD	23,827 USD	JPMorgan	06/20/2018	1,033	—
1,651,200 SEK	207,988 USD	JPMorgan	06/20/2018	18,686	—
114,000 SGD	86,600 USD	JPMorgan	06/20/2018	532	—
1,116,431 USD	1,443,600 AUD	JPMorgan	06/20/2018	—	(29,458)
693,794 USD	892,200 CAD	JPMorgan	06/20/2018	1,911	—
1,310,535 USD	1,662,600 CAD	JPMorgan	06/20/2018	—	(14,100)
1,397,532 USD	1,296,600 CHF	JPMorgan	06/20/2018	—	(83,392)
345,178 USD	2,064,600 DKK	JPMorgan	06/20/2018	—	(9,232)
4,812,320 USD	3,874,800 EUR	JPMorgan	06/20/2018	—	(115,102)
2,957,239 USD	2,098,200 GBP	JPMorgan	06/20/2018	—	(61,580)
605,066 USD	4,725,000 HKD	JPMorgan	06/20/2018	—	(2,326)
167,436 USD	580,800 ILS	JPMorgan	06/20/2018	—	(5,573)
4,105,162 USD	436,091,400 JPY	JPMorgan	06/20/2018	—	(102,241)
19,811 USD	154,200 NOK	JPMorgan	06/20/2018	—	(554)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	23

Portfolio of Investments  (continued)
April 30, 2018
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
38,024 USD	52,200 NZD	JPMorgan	06/20/2018	—	(1,300)
602,878 USD	4,856,400 SEK	JPMorgan	06/20/2018	—	(46,116)
393,795 USD	520,200 SGD	JPMorgan	06/20/2018	—	(1,054)
Total				462,301	(790,705)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Amsterdam IDX	6	05/2018	EUR	663,540	12,061	—
CAC40 Index	27	05/2018	EUR	1,477,710	59,359	—
DAX Index	3	06/2018	EUR	945,825	34,882	—
FTSE 100 Index	26	06/2018	GBP	1,939,600	129,641	—
FTSE/MIB Index	3	06/2018	EUR	353,970	23,943	—
Hang Seng Index	2	05/2018	HKD	3,066,500	5,271	—
IBEX 35 Index	5	05/2018	EUR	498,670	12,820	—
OMXS30 Index	34	05/2018	SEK	5,321,000	14,731	—
S&P 500 E-mini	178	06/2018	USD	23,558,300	—	(1,079,729)
S&P/TSX 60 Index	10	06/2018	CAD	1,839,800	4,200	—
SPI 200 Index	10	06/2018	AUD	1,491,500	—	(2,186)
TOPIX Index	23	06/2018	JPY	409,285,000	217,589	—
Total					514,497	(1,081,915)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI Singapore IX ETS	(1)	05/2018	SGD	(41,135)	—	(686)

Total return swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on a portfolio of long and short positions†	AUD BBSW 1-month, HKD HIBOR 1-month, or JPY LIBOR 1-month based on the local currencies of the positions within the swap	Monthly	JPMorgan	01/14/2021	USD	55,441,232	(223,078)	—	—	—	—	(223,078)
Total return on Samsung Electronics Co., Ltd.††	1-month USD LIBOR plus 0.800%	Monthly	Macquarie	09/18/2018	USD	1,538,675	83,069	7,527	—	—	90,596	—
1-month USD LIBOR minus 4.000%	Total return on Celltrion, Inc.	Monthly	Macquarie	09/18/2018	USD	443,269	34,105	(337)	—	—	33,768	—
1-month USD LIBOR minus 3.500%	Total return on PT Unilever Indonesia Tbk	Monthly	Macquarie	09/18/2018	USD	199,581	22,098	(116)	—	—	21,982	—
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
1-month USD LIBOR minus 7.000%	Total return on AU Optronics Corp.	Monthly	Macquarie	09/18/2018	USD	390,405	15,161	(710)	—	—	14,451	—
1-month USD LIBOR minus 0.750%	Total return on Innolux Corp.	Monthly	Macquarie	09/18/2018	USD	242,251	13,022	100	—	—	13,122	—
Total return on Royal Dutch Shell PLC	1-month GBP LIBOR plus 0.500%	Monthly	Macquarie	09/18/2018	GBP	622,193	7,572	(122)	—	—	7,450	—
1-month HKD HIBOR minus 0.500%	Total return on China Resources Beer Holdings Co., Ltd.	Monthly	Macquarie	09/18/2018	HKD	1,408,000	7,117	25	—	—	7,142	—
1-month HKD HIBOR minus 7.000%	Total return on Semiconductor Manufacturing International Corp.	Monthly	Macquarie	09/18/2018	HKD	168,299	1,508	(28)	—	—	1,480	—
Total return on Samsung Electronics Co., Ltd.††	1-month USD LIBOR plus 0.800%	Monthly	Macquarie	09/18/2018	USD	31,027	1,062	(16)	—	—	1,046	—
1-month USD LIBOR minus 3.500%	Total return on PT Unilever Indonesia Tbk	Monthly	Macquarie	09/18/2018	USD	8,777	800	(3)	—	—	797	—
1-month USD LIBOR minus 5.000%	Total return on Innolux Corp.	Monthly	Macquarie	09/18/2018	USD	11,012	593	2	—	—	595	—
1-month USD LIBOR minus 6.000%	Total return on AU Optronics Corp.	Monthly	Macquarie	09/18/2018	USD	16,948	453	(19)	—	—	434	—
1-month HKD HIBOR minus 0.500%	Total return on China Resources Beer Holdings Co., Ltd.	Monthly	Macquarie	09/18/2018	HKD	135,518	39	2	—	—	41	—
1-month USD LIBOR minus 4.000%	Total return on Feng Tay Enterprise Co., Ltd.	Monthly	Macquarie	09/18/2018	USD	9,072	(54)	—	—	—	—	(54)
1-month USD LIBOR minus 5.000%	Total return on Eclat Textile Co., Ltd.	Monthly	Macquarie	09/18/2018	USD	36,263	(190)	—	—	—	—	(190)
1-month USD LIBOR minus 6.000%	Total return on Celltrion, Inc.	Monthly	Macquarie	09/18/2018	USD	17,769	(294)	(8)	—	—	—	(302)
1-month HKD HIBOR minus 0.500%	Total return on Bank of East Asia Ltd. (The)	Monthly	Macquarie	09/18/2018	HKD	87,028	(328)	—	—	—	—	(328)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	25

Portfolio of Investments  (continued)
April 30, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
1-month USD LIBOR minus 0.500%	Total return on AmorePacific Corp.	Monthly	Macquarie	09/18/2018	USD	14,394	(572)	4	—	—	—	(568)
1-month USD LIBOR minus 0.500%	Total return on AmorePacific Corp.	Monthly	Macquarie	09/18/2018	USD	329,284	(8,441)	166	—	—	—	(8,275)
1-month HKD HIBOR minus 1.000%	Total return on Bank of East Asia Ltd. (The)	Monthly	Macquarie	09/18/2018	HKD	1,780,614	(10,064)	(9)	—	—	—	(10,073)
Total return on RPC Group PLC	1-month GBP LIBOR plus 0.500%	Monthly	Macquarie	09/18/2018	GBP	445,274	(19,162)	(87)	—	—	—	(19,249)
1-month HKD HIBOR minus 7.000%	Total return on Semiconductor Manufacturing International Corp.	Monthly	Macquarie	09/18/2018	HKD	3,232,294	(26,215)	(896)	—	—	—	(27,111)
Total return on Glencore PLC	1-month GBP LIBOR plus 0.500%	Monthly	Macquarie	09/18/2018	GBP	486,243	(37,094)	(95)	—	—	—	(37,189)
Total return on a portfolio of long and short positions†	FEDEF 1-day, EONIA 1-day, or SONIA 1-day based on the local currencies of the positions within the swap	Monthly	Morgan Stanley International	10/30/2019	USD	171,466,982	(2,002,819)	—	—	—	—	(2,002,819)
Total							(2,141,712)	5,380	—	—	192,904	(2,329,236)

†	By investing in the total return swap contract, the Fund gains exposure to the underlying investments that make up the custom basket/index without having to own the underlying investments directly. The components of the custom basket/index are available on Multi-Manager Directional Alternative Strategies Fund’s page of columbiathreadneedleus.com website.
††	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2018, the value of these swap contracts amounted to $84,131, which represents 0.03% of net assets.

Total return swap contracts on futures
Reference instrument*	Counterparty	Expiration date	Trading currency	Notional amount long(short)	Upfront payments ($)	Upfront receipts ($)	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI Singapore IX ETS May 18	Morgan Stanley International	05/2018	SGD	82,270	—	—	1,228	—
Swiss Market Index Jun 18	Morgan Stanley International	06/2018	CHF	1,237,180	—	—	11,765	—
Total					—	—	12,993	—
*	If the notional amount of the swap contract is long and the swap contract’s value is positive (negative), the Fund will receive (pay) the total return. If the notional amount of the swap contract is short and the swap contract’s value is positive (negative), the Fund will pay (receive) the total return. Receipts and payments occur upon termination of the contract.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Notes to Portfolio of Investments
(a)	This security or a portion of this security has been pledged as collateral in connection with investments sold short.
(b)	Non-income producing investment.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2018, the value of these securities amounted to $1,251,787, which represents 0.43% of net assets.
(d)	The rate shown is the seven-day current annualized yield at April 30, 2018.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.889%
	187,098,394	427,019,960	(563,270,161)	50,848,193	(14,916)	(726)	2,157,708	50,843,108

(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2018, the value of these securities amounted to $3,257, which represents less than 0.01% of net assets.
(g)	Valuation based on significant unobservable inputs.
Abbreviation Legend
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
ILS	New Israeli Sheqel
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	27

Portfolio of Investments  (continued)
April 30, 2018
Fair value measurements  (continued)
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	20,189,378	6,576,317	—	—	26,765,695
Consumer Staples	8,533,468	5,128,585	—	—	13,662,053
Energy	14,349,392	3,470,314	—	—	17,819,706
Financials	23,298,826	4,430,042	—	—	27,728,868
Health Care	19,600,203	1,688,226	—	—	21,288,429
Industrials	25,845,300	13,127,277	—	—	38,972,577
Information Technology	41,371,620	6,956,183	—	—	48,327,803
Materials	7,057,241	3,159,131	—	—	10,216,372
Real Estate	725,973	1,380,321	—	—	2,106,294
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Telecommunication Services	574,335	498,078	—	—	1,072,413
Utilities	3,348,448	863,165	—	—	4,211,613
Total Common Stocks	164,894,184	47,277,639	—	—	212,171,823
Limited Partnerships
Energy	328,666	—	—	—	328,666
Preferred Stocks
Consumer Discretionary	—	854,744	—	—	854,744
Money Market Funds	—	—	—	50,843,108	50,843,108
Total Investments in Securities	165,222,850	48,132,383	—	50,843,108	264,198,341
Investments in Securities Sold Short
Common Stocks
Consumer Discretionary	(6,763,934)	(5,512,500)	—	—	(12,276,434)
Consumer Staples	(1,429,531)	(1,228,483)	—	—	(2,658,014)
Energy	(12,795,845)	(4,100,294)	—	—	(16,896,139)
Financials	(6,301,401)	(1,855,162)	—	—	(8,156,563)
Health Care	(7,501,969)	(3,055,560)	—	—	(10,557,529)
Industrials	(8,003,442)	(3,211,691)	(3,257)	—	(11,218,390)
Information Technology	(6,440,236)	(2,867,916)	—	—	(9,308,152)
Materials	(6,886,705)	(1,275,133)	—	—	(8,161,838)
Real Estate	(3,536,147)	(45,681)	—	—	(3,581,828)
Telecommunication Services	(3,350,697)	(1,708,369)	—	—	(5,059,066)
Utilities	(690,833)	—	—	—	(690,833)
Total Common Stocks	(63,700,740)	(24,860,789)	(3,257)	—	(88,564,786)
Preferred Stocks
Health Care	—	(353,282)	—	—	(353,282)
Total Investments in Securities Sold Short	(63,700,740)	(25,214,071)	(3,257)	—	(88,918,068)
Total Investments in Securities, Net of Securities Sold Short	101,522,110	22,918,312	(3,257)	50,843,108	175,280,273
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	462,301	—	—	462,301
Futures Contracts	514,497	—	—	—	514,497
Swap Contracts	—	205,897	—	—	205,897
Liability
Forward Foreign Currency Exchange Contracts	—	(790,705)	—	—	(790,705)
Futures Contracts	(1,082,601)	—	—	—	(1,082,601)
Swap Contracts	—	(2,329,236)	—	—	(2,329,236)
Total	100,954,006	20,466,569	(3,257)	50,843,108	172,260,426
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the company assets or potential actions related to the respective company’s restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	29

Statement of Assets and Liabilities
April 30, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $184,241,145)	$213,355,233
Affiliated issuers (cost $50,843,331)	50,843,108
Foreign currency (cost $495,989)	489,944
Cash collateral held at broker for:
Forward foreign currency exchange contracts	290,000
Swap contracts	14,960,000
Securities sold short	96,232,473
Other (a)	4,550,000
Margin deposits on:
Futures contracts	1,766,770
Unrealized appreciation on forward foreign currency exchange contracts	462,301
Unrealized appreciation on swap contracts	205,897
Receivable for:
Investments sold	686,677
Capital shares sold	277,686
Dividends	410,188
Interest	48,945
Foreign tax reclaims	303,869
Variation margin for futures contracts	32,697
Prepaid expenses	1,442
Trustees’ deferred compensation plan	10,318
Total assets	384,927,548
Liabilities
Securities sold short, at value (proceeds $87,767,275)	88,918,068
Due to custodian	116,982
Unrealized depreciation on forward foreign currency exchange contracts	790,705
Unrealized depreciation on swap contracts	2,329,236
Payable for:
Investments purchased	600,903
Capital shares purchased	243,127
Dividends and interest on securities sold short	3,318
Variation margin for futures contracts	226,266
Management services fees	38,525
Distribution and/or service fees	17
Transfer agent fees	54,007
Compensation of chief compliance officer	25
Other expenses	124,876
Trustees’ deferred compensation plan	10,318
Total liabilities	93,456,373
Net assets applicable to outstanding capital stock	$291,471,175
Represented by
Paid in capital	189,523,869
Undistributed net investment income	3,694,808
Accumulated net realized gain	72,951,661
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	29,114,088
Investments - affiliated issuers	(223)
Foreign currency translations	357,612
Forward foreign currency exchange contracts	(328,404)
Futures contracts	(568,104)
Securities sold short	(1,150,793)
Swap contracts	(2,123,339)
Total - representing net assets applicable to outstanding capital stock	$291,471,175
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
April 30, 2018
Class A
Net assets	$804,867
Shares outstanding	74,127
Net asset value per share	$10.86
Institutional Class
Net assets	$290,666,308
Shares outstanding	26,854,255
Net asset value per share	$10.82

(a)	Includes collateral related to forward foreign currency exchange contracts and swap contracts .
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	31

Statement of Operations
Year Ended April 30, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$12,562,992
Dividends — affiliated issuers	2,157,708
Foreign taxes withheld	(435,425)
Total income	14,285,275
Expenses:
Management services fees	14,976,807
Distribution and/or service fees
Class A	2,754
Transfer agent fees
Class A	2,968
Institutional Class	2,758,071
Compensation of board members	33,172
Custodian fees	155,482
Printing and postage fees	219,121
Registration fees	81,807
Audit fees	64,882
Legal fees	25,826
Dividends and interest on securities sold short	3,703,420
Compensation of chief compliance officer	390
Other	62,460
Total expenses	22,087,160
Net investment loss	(7,801,885)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	140,908,695
Investments — affiliated issuers	(14,916)
Foreign currency translations	3,412,965
Forward foreign currency exchange contracts	5,121,824
Futures contracts	19,021,989
Securities sold short	(61,414,335)
Swap contracts	15,135,667
Net realized gain	122,171,889
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(31,388,704)
Investments — affiliated issuers	(726)
Foreign currency translations	(165,014)
Forward foreign currency exchange contracts	(1,154,003)
Futures contracts	(2,130,141)
Securities sold short	23,219,849
Swap contracts	(5,353,266)
Net change in unrealized appreciation (depreciation)	(16,972,005)
Net realized and unrealized gain	105,199,884
Net increase in net assets resulting from operations	$97,397,999
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended April 30, 2018	Year Ended April 30, 2017 (a),(b)
Operations
Net investment loss	$(7,801,885)	$(6,041,446)
Net realized gain	122,171,889	27,478,347
Net change in unrealized appreciation (depreciation)	(16,972,005)	42,272,842
Net increase in net assets resulting from operations	97,397,999	63,709,743
Distributions to shareholders
Net investment income
Class A	(11,114)	(652,003)
Institutional Class	(16,920,019)	—
Net realized gains
Class A	(35,856)	—
Institutional Class	(41,542,556)	—
Total distributions to shareholders	(58,509,545)	(652,003)
Increase (decrease) in net assets from capital stock activity	(799,308,117)	988,813,098
Total increase (decrease) in net assets	(760,419,663)	1,051,870,838
Net assets at beginning of year	1,051,890,838	20,000
Net assets at end of year	$291,471,175	$1,051,890,838
Undistributed net investment income	$3,694,808	$4,886,041

(a)	Class A shares are based on operations from October 17, 2016 (commencement of operations) through the stated period end.
(b)	Institutional Class shares are based on operations from January 3, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	33

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2018		April 30, 2017 (a),(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	11,118	119,634	113,001,284	1,133,473,560
Distributions reinvested	4,170	46,285	63,300	651,990
Redemptions	(123,701)	(1,343,721)	(112,884,044)	(1,200,600,106)
Net increase (decrease)	(108,413)	(1,177,802)	180,540	(66,474,556)
Institutional Class
Subscriptions	13,102,353	145,580,451	102,126,850	1,088,107,135
Distributions reinvested	5,285,933	58,462,427	—	—
Redemptions	(90,567,409)	(1,002,173,193)	(3,093,472)	(32,819,481)
Net increase (decrease)	(72,179,123)	(798,130,315)	99,033,378	1,055,287,654
Total net increase (decrease)	(72,287,536)	(799,308,117)	99,213,918	988,813,098

(a)	Class A shares are based on operations from October 17, 2016 (commencement of operations) through the stated period end.
(b)	Institutional Class shares are based on operations from January 3, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

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Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	35

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
Year Ended 4/30/2018	$10.62	(0.11)	0.91	0.80	(0.13)	(0.43)
Year Ended 4/30/2017(d)	$10.00	(0.07)	0.70	0.63	(0.01)	—
Institutional Class
Year Ended 4/30/2018	$10.60	(0.09)	0.92	0.83	(0.18)	(0.43)
Year Ended 4/30/2017(f)	$10.25	(0.01)	0.36	0.35	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by:

Class	4/30/2018	4/30/2017
Class A	0.47%	0.54%
Institutional Class	0.40%	0.46%

(d)	Class A shares commenced operations on October 17, 2016. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.56)	$10.86	7.46%	2.61% (c)	2.61% (c)	(0.98%)	158%	$805
(0.01)	$10.62	6.27%	2.82% (c),(e)	2.81% (c),(e)	(1.32%) (e)	100%	$1,939

(0.61)	$10.82	7.67%	2.36% (c)	2.36% (c)	(0.83%)	158%	$290,666
—	$10.60	3.41%	2.49% (c),(e)	2.29% (c),(e)	(0.05%) (e)	100%	$1,049,952
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	37

Notes to Financial Statements
April 30, 2018
Note 1. Organization
Multi-Manager Directional Alternative Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
Institutional Class shares are not subject to any front-end sales charge or contingent deferred sales charge. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
38	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	39

Notes to Financial Statements  (continued)
April 30, 2018
that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
40	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Total return basket swap contracts
The Fund entered into total return basket swap transactions. These instruments allow the Fund to manage exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the contract, payments made by the Fund or the counterparty are based on the total return of the reference assets within the basket in return for a specified interest rate. The contract allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional reference security positions at its discretion.
The total return basket swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at which time the Fund settles in cash with the counterparty. Payments received (or made) by the Fund are recorded as realized gains (losses). Total return basket swaps are subject to the risk associated with the investment in the reference securities within the basket. The risk in the case of short swaps transactions is unlimited based on the potential for unlimited increases in the market value of the reference securities in the basket. The risk may be offset if the Fund holds any of the reference securities. The risk in the case of long swap transactions is limited to the current notional amount of the swap.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	41

Notes to Financial Statements  (continued)
April 30, 2018
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	514,497*
Equity risk	Net assets — unrealized appreciation on swap contracts	205,897*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	462,301
Total		1,182,695

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	1,082,601*
Equity risk	Net assets — unrealized depreciation on swap contracts	2,329,236*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	790,705
Total		4,202,542

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
42	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Equity risk	—	19,021,989	15,135,667	34,157,656
Foreign exchange risk	5,121,824	—	—	5,121,824
Total	5,121,824	19,021,989	15,135,667	39,279,480

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Equity risk	—	(2,130,141)	(5,353,266)	(7,483,407)
Foreign exchange risk	(1,154,003)	—	—	(1,154,003)
Total	(1,154,003)	(2,130,141)	(5,353,266)	(8,637,410)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2018:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	128,156,950*
Futures contracts — short	419**

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	1,550,704	(750,279)
Total return swap contracts	354,901	(1,520,941)

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2018.
**	Based on the ending daily outstanding amounts for the year ended April 30, 2018.
Short Sales
The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Portfolio of Investments. In addition, cash collateral is recorded as cash collateral held at broker in the Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is included in "Dividends and interest on securities sold short" in the Statement of Operations and a short position is reported as a liability at fair value in the Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	43

Notes to Financial Statements  (continued)
April 30, 2018
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2018:
	Citi ($)	JPMorgan ($) (a)	JPMorgan ($) (a)	Macquarie ($)	Morgan Stanley ($)	Morgan Stanley International ($)	Total ($)
Assets
Forward foreign currency exchange contracts	183,750	-	278,551	-	-	-	462,301
OTC total return swap contracts (b)	-	-	-	192,904		-	192,904
OTC total return swap contracts on futures (b)	-	-	-	-	-	12,993	12,993
Total assets	183,750	-	278,551	192,904	-	12,993	668,198
Liabilities
Forward foreign currency exchange contracts	316,274	-	474,431	-	-	-	790,705
OTC total return swap contracts (b)	-	-	223,078	103,339	-	2,002,819	2,329,236
Securities loaned	-	29,677,122	-	-	59,240,946	-	88,918,068
Total liabilities	316,274	29,677,122	697,509	103,339	59,240,946	2,002,819	92,038,009
Total financial and derivative net assets	(132,524)	(29,677,122)	(418,958)	89,565	(59,240,946)	(1,989,826)	(91,369,811)
Total collateral received (pledged) (c)	(132,524)	(29,677,122)	(418,958)	-	(59,240,946)	(1,989,826)	(91,459,376)
Net amount (d)	-	-	-	89,565	-	-	89,565

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
44	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	45

Notes to Financial Statements  (continued)
April 30, 2018
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreement below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is equal to 1.60% of the Fund’s daily net assets.
Subadvisory agreement
The Investment Manager has entered into Subadvisory Agreements with Boston Partners Global Investors, Inc, AQR Capital Management, LLC and Analytic Investors, LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
46	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
For the year ended April 30, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.29
Institutional Class	0.29
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
The Fund may pay distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2017 through August 31, 2018	Prior to September 1, 2017
Class A	2.20%	2.29%
Institutional Class	1.95	2.04
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, re-characterization of distributions for investments, derivative investments, tax straddles, swap investments, post-October capital losses, trustees’ deferred compensation, foreign currency transactions, non-deductible expenses, investments in partnerships, swap reclassifications and constructive sales
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	47

Notes to Financial Statements  (continued)
April 30, 2018
of appreciated financial positions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
23,541,785	(23,540,673)	(1,112)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2018			Year Ended April 30, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
44,442,224	14,067,321	58,509,545	652,003	—	652,003
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,499,848	78,377,849	—	24,583,385
At April 30, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
147,677,041	39,951,077	(15,367,692)	24,583,385
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2018, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on May 1, 2018.
Late year ordinary losses ($)	Post-October capital losses ($)
—	2,680,651
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
48	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,496,069,029 and $1,872,394,047, respectively, for the year ended April 30, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended April 30, 2018.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	49

Notes to Financial Statements  (continued)
April 30, 2018
Shareholder concentration risk
At April 30, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Short Selling Risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
50	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Directional Alternative Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Directional Alternative Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2018, the related statement of operations for the year ended April 30, 2018, the statement of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	51

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
38.24%	22.79%	$89,236,863
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
52	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	71	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	71	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	71	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	53

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	71	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	71	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
54	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	55

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
56	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2018	57

Multi-Manager Directional Alternative Strategies Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN283_04_H01_(06/18)

Annual Report
April 30, 2018
Columbia Total Return Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Total Return Bond Fund   |  Annual Report 2018

Columbia Total Return Bond Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Total Return Bond Fund (the Fund) seeks total return, consisting of current income and capital appreciation.
Portfolio management
Jason Callan
Lead Portfolio Manager
Managed Fund since 2016
Gene Tannuzzo, CFA
Portfolio Manager
Managed Fund since November 2017
Average annual total returns (%) (for the period ended April 30, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/31/00	0.08	1.58	4.02
	Including sales charges		-2.93	0.97	3.71
Advisor Class*		11/08/12	0.44	1.83	4.28
Class C	Excluding sales charges	02/01/02	-0.67	0.88	3.35
	Including sales charges		-1.64	0.88	3.35
Institutional Class		12/05/78	0.44	1.86	4.29
Institutional 2 Class*		11/08/12	0.38	1.90	4.32
Institutional 3 Class*		11/08/12	0.55	1.97	4.36
Class R		01/23/06	-0.17	1.33	3.76
Class T*	Excluding sales charges	09/27/10	0.19	1.56	4.04
	Including sales charges		-2.30	1.05	3.78
Bloomberg Barclays U.S. Aggregate Bond Index			-0.32	1.47	3.57
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Aggregate Bond Index, is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Total Return Bond Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2008 — April 30, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Total Return Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2018)
Asset-Backed Securities — Agency	2.9
Asset-Backed Securities — Non-Agency	21.9
Commercial Mortgage-Backed Securities - Agency	2.9
Commercial Mortgage-Backed Securities - Non-Agency	6.0
Common Stocks	0.0 (a)
Corporate Bonds & Notes	25.0
Foreign Government Obligations	1.0
Money Market Funds	4.1
Municipal Bonds	0.1
Options Purchased Puts	0.3
Residential Mortgage-Backed Securities - Agency	19.7
Residential Mortgage-Backed Securities - Non-Agency	14.8
Senior Loans	0.0 (a)
U.S. Treasury Obligations	1.3
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2018)
AAA rating	45.1
AA rating	7.9
A rating	6.6
BBB rating	16.9
BB rating	4.3
B rating	3.2
CCC rating	0.7
C rating	0.0 (a)
Not rated	15.3
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Total Return Bond Fund | Annual Report 2018	3

Fund at a Glance   (continued)
Market exposure through derivatives investments (% of notional exposure) (at April 30, 2018)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	109.4	(9.4)	100.0
Total Notional Market Value of Derivative Contracts	109.4	(9.4)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 to the Notes to Financial Statements.
4	Columbia Total Return Bond Fund | Annual Report 2018

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2018, the Fund’s Class A shares returned 0.08% excluding sales charges. The Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned -0.32% for the same period. The Fund’s relative performance was aided by positioning with respect to interest rates, allocation across segments of the bond market, and overall security selection.
Credit outperformed as Treasury yields rose
Performance across fixed-income markets for the 12 months ended April 30, 2018 was constrained by an upward move in Treasury yields which weighed on bond prices. For much of the period, sentiment with respect to credit-oriented segments of the market continued to be supported by positive economic data and the Federal Reserve’s (the Fed) maintenance of an incremental approach as it seeks to restore interest rates to more historically normal levels.
Against a backdrop of strong corporate earnings growth and essentially full employment, the U.S. economy posted growth in the 3% range over each of the last three quarters of 2017. As 2017 drew to a close, risk sentiment was further boosted with the passage of legislation that lowered the maximum corporate tax rate from 35% to 21% and provided a temporary window for companies to accelerate the expensing of capital investments.
The Fed implemented a series of three 25 basis point rate hikes at its June 2017, December 2017 and March 2018 Open Market Committee meetings, which together raised the upper target for the fed funds rate to 1.75%. In addition, in October of 2017 the Fed began the process of allowing its mortgage-backed security and Treasury holdings acquired in the wake of the 2008 financial crisis to gradually roll off its balance sheet. The Fed’s tapering plan was well-signaled, and the markets had little reaction to the actual launch.
As 2018 opened, bond markets continued to rally on the back of the tax reform bill and quiescent inflation indicators. However, January wage growth data surprised to the upside, raising concerns that signs of a potential acceleration in inflation would lead the Fed to step up the pace of its rate hikes. While jitters around inflation eased fairly quickly, the markets were jarred again in early March as President Trump threatened tariffs on Chinese imports, raising the specter of a trade war with the potential to derail global growth. In late April, first quarter 2018 growth was reported at 2.3%, with the drop off from the prior three quarters generally attributed to seasonal factors.
Yields rose along the U.S. Treasury curve over the 12-month period ended April 30, 2018, and the yield curve flattened notably as shorter maturities experienced greater yield increases. To illustrate, the two-year Treasury yield rose 121 basis points from 1.28% to 2.49%, the 10-year rose 66 basis points from 2.29% to 2.95%, the 20-year rose 34 basis points from 2.67% to 3.01%, and the 30-year yield rose 15 basis points from 2.96% to 3.11%.
Contributors and detractors
The Fund’s performance in the period benefited from an underweighting of U.S. Treasuries, which were most directly and negatively impacted by the upward move in interest rates over the period. In turn, the Fund had overweight exposure to credit-oriented segments of the market, with respect to which sentiment was supported by the ongoing economic recovery and passage of tax reform legislation. In particular, a tilt toward non-agency residential mortgage-backed securities added to relative performance, as these issues benefited from the ongoing strengthening of the housing market and consumer balance sheets.
Security selection within investment-grade corporate securities added to performance, including a modest out-of-benchmark position in preferred securities that are more sensitive to changes in risk sentiment. With respect to the Fund’s allocation to asset-backed securities, performance benefited from a focus on floating rate issues which experienced strong interest from investors concerned about the potential for higher interest rates.
The Fund’s below-benchmark positioning during the period with respect to overall portfolio duration (and corresponding sensitivity to interest rates) had a modest positive impact on performance in a rising rate environment. In addition, the Fund was underweight the 2-5 year segment of the yield curve which was most impacted by rising interest rates.
Columbia Total Return Bond Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
We invested in highly-liquid, widely-traded Treasury futures and interest rate swap contracts to help manage portfolio duration. These enabled us to efficiently implement our yield curve opinions and offset unintended yield curve impacts from other investments in the portfolio. We also used indexed exposure to credit default swaps to manage the Fund’s overall level of credit risk. On a standalone basis, the Fund’s use of derivatives negatively impacted performance during the period.
At period’s end
While the Fed is in the process of tightening monetary conditions, the stimulus baton has been picked up by fiscal policy in the form of lower taxes. This argues for the view that the current period of positive U.S. economic growth has some additional running room. That said, given the extended duration of the economic recovery, we adopted a somewhat cautious stance with respect to corporate credit. We view corporate America as displaying late-cycle characteristics as evidenced by an uptick in the use of leverage to finance mergers and acquisition activity in certain segments such as food and beverage.
With the improvements in employment conditions and house prices, the consumer appeared to us to be in an earlier stage of the credit cycle relative to corporations. In this vein, the Fund emphasized segments such as non-agency mortgage-backed securities and asset-backed securities, along with commercial mortgage-backed securities. With the recent rise in interest rates and the Fed continuing to pursue a gradual approach to interest rate normalization, we moved to an essentially neutral stance with respect to duration, as well as with respect to positioning along the yield curve.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income securities held by the Fund. Falling rates may result in the Fund investing in lower yielding securities, lowering the Fund’s income and yield. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Total Return Bond Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2017 — April 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	984.60	1,020.53	4.23	4.31	0.86
Advisor Class	1,000.00	1,000.00	986.90	1,021.77	3.01	3.06	0.61
Class C	1,000.00	1,000.00	981.00	1,016.81	7.91	8.05	1.61
Institutional Class	1,000.00	1,000.00	987.00	1,021.77	3.01	3.06	0.61
Institutional 2 Class	1,000.00	1,000.00	986.10	1,022.07	2.71	2.76	0.55
Institutional 3 Class	1,000.00	1,000.00	987.50	1,022.32	2.46	2.51	0.50
Class R	1,000.00	1,000.00	983.40	1,019.29	5.46	5.56	1.11
Class T	1,000.00	1,000.00	985.70	1,020.53	4.23	4.31	0.86
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Total Return Bond Fund | Annual Report 2018	7

Portfolio of Investments
April 30, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Agency 3.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2012-20C Class 1
03/01/2032	2.510%	666,132	655,953
Series 2012-20G Class 1
07/01/2032	2.380%	1,103,973	1,079,485
Series 2012-20L Class 1
12/01/2032	1.930%	1,258,949	1,211,665
Series 2013-20A Class 1
01/01/2033	2.130%	2,768,268	2,676,609
Series 2013-20C Class 1
03/01/2033	2.220%	6,327,926	6,129,779
Series 2015-20C Class 1
03/01/2035	2.720%	1,244,679	1,222,979
Series 2016-20F Class 1
06/01/2036	2.180%	12,977,894	12,351,016
Series 2016-20K Class 1
11/01/2036	2.570%	8,467,862	8,238,383
Series 2016-20L Class 1
12/01/2036	2.810%	10,364,619	10,182,902
Series 2017-20E Class 1
05/01/2037	2.880%	820,665	800,815
Series 2017-20G Class 1
07/01/2037	2.980%	5,464,104	5,327,709
Series 2017-20H Class 1
08/01/2037	2.750%	4,691,581	4,530,239
Series 2017-20I Class 1
09/01/2037	2.590%	8,250,965	7,890,087
Series 2017-20K Class 1
11/01/2037	2.790%	8,581,000	8,307,878
Total Asset-Backed Securities — Agency (Cost $72,878,598)			70,605,499

Asset-Backed Securities — Non-Agency 24.9%

Ally Master Owner Trust
Series 2015-3 Class A
05/15/2020	1.630%	4,330,000	4,328,197
ARES XLVI CLO Ltd.(a),(b)
Series 2017-46A Class B1
3-month USD LIBOR + 1.350% 01/15/2030	3.698%	7,780,000	7,760,433
ARI Fleet Lease Trust(a)
Series 2018-A Class A2
10/15/2026	2.550%	3,700,000	3,677,765
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Birchwood Park CLO Ltd.(a),(b)
Series 2014-1A Class AR
3-month USD LIBOR + 1.180% 07/15/2026	3.528%	2,500,000	2,501,675
BMW Floorplan Master Owner Trust(a),(b)
Series 2015-1A Class A
1-month USD LIBOR + 0.500% 07/15/2020	2.397%	1,200,000	1,200,757
Carlyle Group LP(a),(b)
Series 2017-5A Class A2
3-month USD LIBOR + 1.400% 01/20/2030	3.130%	11,810,000	11,727,885
CarMax Auto Owner Trust
Series 2016-4 Class A2
11/15/2019	1.210%	868,673	867,060
Cent CLO Ltd.(a),(b),(c),(d),(e)
Series 20 18-C17A Class A2R
3-month USD LIBOR + 1.600% 04/30/2031	3.200%	9,300,000	9,295,350
Chesapeake Funding II LLC(a),(b)
Series 2016-2A Class A2
1-month USD LIBOR + 1.000% 06/15/2028	2.897%	3,129,533	3,139,747
Series 2017-3A Class A2
1-month USD LIBOR + 0.340% 08/15/2029	2.237%	4,271,450	4,273,804
Series 2017-4A Class A2
1-month USD LIBOR + 0.340% 11/15/2029	2.207%	5,390,000	5,383,879
Chrysler Capital Auto Receivables Trust(a)
Series 2016-BA Class A2
01/15/2020	1.360%	108,742	108,673
CLUB Credit Trust(a)
Series 2017-P2 Class A
01/15/2024	2.610%	13,583,357	13,534,211
Series 2018-NP1 Class A
05/15/2024	2.990%	11,707,242	11,701,059
Series 2018-NP1 Class B
05/15/2024	3.670%	4,900,000	4,892,775
Subordinated, Series 2017-P2 Class B
01/15/2024	3.560%	5,250,000	5,220,208
Conn’s Receivables Funding LLC(a)
Series 2017-A Class A
07/15/2019	2.730%	166,439	166,432
Series 2017-A Class B
02/15/2020	5.110%	1,500,000	1,509,497
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Total Return Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017-B Class A
07/15/2020	2.730%	14,538,239	14,529,920
Subordinated, Series 2017-B Class B
11/15/2020	4.520%	6,600,000	6,637,600
Consumer Loan Underlying Bond Credit Trust(a)
Series 2017-NP2 Class A
01/16/2024	2.550%	5,634,330	5,628,956
Series 2017-NP2 Class B
01/16/2024	3.500%	2,500,000	2,492,022
Dell Equipment Finance Trust(a),(b)
Series 2017-2 Class A2B
1-month USD LIBOR + 0.300% 02/24/2020	2.198%	2,240,000	2,241,356
DRB Prime Student Loan Trust(a)
Series 2016-B Class A2
06/25/2040	2.890%	2,804,329	2,742,977
Dryden 33 Senior Loan Fund(a),(b)
Series 2014-33A Class AR
3-month USD LIBOR + 1.430% 10/15/2028	3.778%	9,000,000	9,035,739
Dryden 57 CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month USD LIBOR + 1.350% 05/15/2031	3.240%	7,000,000	6,925,597
Enterprise Fleet Financing LLC(a)
Series 2015-2 Class A2
02/22/2021	1.590%	314,791	314,589
Ford Credit Auto Owner Trust(a)
Series 2015-2 Class A
01/15/2027	2.440%	5,695,000	5,627,879
Series 2016-1 Class A
08/15/2027	2.310%	11,955,000	11,710,771
Series 2016-2 Class A
12/15/2027	2.030%	19,300,000	18,665,565
Series 2017-1 Class A
08/15/2028	2.620%	17,000,000	16,666,941
Series 2017-2 Class A
03/15/2029	2.360%	3,300,000	3,186,571
Ford Credit Floorplan Master Owner Trust
Series 2017-3 Class A
09/15/2024	2.480%	6,000,000	5,827,360
GM Financial Automobile Leasing Trust
Series 2016-3 Class A2A
02/20/2019	1.350%	325,876	325,692
GMF Floorplan Owner Revolving Trust(a),(b)
Series 2016-1 Class A2
1-month USD LIBOR + 0.850% 05/17/2021	2.747%	3,440,000	3,462,839
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Goldentree Loan Opportunities XI Ltd.(a),(b)
Series 2015-11A Class BR2
3-month USD LIBOR + 1.350% 01/18/2031	3.705%	5,000,000	4,949,135
Harley-Davidson Motorcycle Trust
Series 2015-1 Class A3
06/15/2020	1.410%	441,171	439,965
Hertz Fleet Lease Funding LP(a),(b)
Series 2015-1 Class A
1-month USD LIBOR + 0.570% 07/10/2029	2.467%	2,340,939	2,341,085
Series 2016-1 Class A1
1-month USD LIBOR + 1.100% 04/10/2030	2.997%	5,856,680	5,876,269
Series 2017-1 Class A1
1-month USD LIBOR + 0.650% 04/10/2031	2.547%	3,020,000	3,022,259
Hertz Vehicle Financing II LP(a)
Series 2015-1A Class A
03/25/2021	2.730%	6,800,000	6,729,830
Series 2015-3A Class A
09/25/2021	2.670%	2,870,000	2,824,827
Series 2016-1A Class A
03/25/2020	2.320%	2,600,000	2,586,013
Series 2016-2A Class A
03/25/2022	2.950%	7,730,000	7,602,682
Subordinated Series 2016-3A Class D
07/25/2020	5.410%	3,775,000	3,787,033
Hyundai Floorplan Master Owner Trust(a),(b)
Series 2016-1A Class A1
1-month USD LIBOR + 0.900% 03/15/2021	2.797%	1,425,000	1,433,694
Kubota Credit Owner Trust(a)
Series 2016-1A Class A2
04/15/2019	1.250%	246,927	246,727
Madison Park Funding XVIII Ltd.(a),(b)
Series 2015-18A Class A1R
3-month USD LIBOR + 1.190% 10/21/2030	3.552%	3,500,000	3,510,147
Madison Park Funding XXVII Ltd.(a),(b)
Series 2018-27A Class A2
3-month USD LIBOR + 1.350% 04/20/2030	3.397%	21,000,000	20,778,534
Marlette Funding Trust(a)
Series 2018-1A Class A
03/15/2028	2.610%	17,022,105	16,983,339
Series 2018-1A Class B
03/15/2028	3.190%	4,900,000	4,864,771

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
April 30, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mercedes-Benz Auto Lease Trust
Series 2016-B Class A2
01/15/2019	1.150%	57,443	57,417
New Residential Advance Receivables Trust Advance Receivables-Backed Notes(a)
Series 2017-T1 Class AT1
02/15/2051	3.214%	5,400,000	5,355,438
New York City Tax Lien Trust(a)
Series 2016-A Class A
11/10/2029	1.470%	349,895	346,778
NextGear Floorplan Master Owner Trust(a),(b)
Series 2017-2A Class A1
1-month USD LIBOR + 0.680% 10/17/2022	2.577%	2,420,000	2,389,000
Nissan Auto Lease Trust
Series 2016-B Class A2A
12/17/2018	1.260%	189,665	189,585
Nissan Master Owner Trust Receivables(b)
Series 2017-A Class A
1-month USD LIBOR + 0.310% 04/15/2021	2.207%	8,610,000	8,619,048
Octagon Investment Partners 35 Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.400% 01/20/2031	3.148%	9,350,000	9,341,716
Octagon Investment Partners XXII Ltd.(a),(b)
Series 2014-1A Class BRR
3-month USD LIBOR + 1.450% 01/22/2030	3.812%	22,000,000	21,851,082
Ocwen Master Advance Receivables Trust(a)
Series 2016-T1 Class AT1
08/17/2048	2.521%	7,500,000	7,488,281
Series 2017-T1 Class AT1
09/15/2048	2.499%	2,410,000	2,414,960
OneMain Direct Auto Receivables Trust(a)
Series 2016-1A Class A
01/15/2021	2.040%	254,309	254,150
OneMain Financial Issuance Trust(a)
Series 2015-1A Class A
03/18/2026	3.190%	3,663,284	3,668,943
Series 2015-2A Class A
07/18/2025	2.570%	2,448,137	2,446,841
Series 2018-1A Class A
03/14/2029	3.300%	11,100,000	11,067,863
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	9.612%	1,000,000	1,021,631
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OZLM XXI(a),(b)
Series 2017-21A Class A1
3-month USD LIBOR + 1.150% 01/20/2031	2.903%	12,900,000	12,901,522
Series 2017-21A Class A2
3-month USD LIBOR + 1.450% 01/20/2031	2.750%	11,475,000	11,396,591
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class A
06/17/2024	3.110%	9,500,000	9,491,584
Series 2018-1A Class B
06/17/2024	3.900%	7,500,000	7,492,528
Series 2018-1A Class C
06/17/2024	4.870%	4,400,000	4,392,140
Subordinated, Series 2017-1A Class C
06/15/2023	5.800%	2,900,000	2,949,490
Subordinated, Series 2017-2A Class C
09/15/2023	5.370%	4,000,000	4,036,845
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% 01/15/2030	3.748%	14,625,000	14,475,650
Sierra Timeshare Receivables Funding LLC(a)
Series 2016-2A Class A
07/20/2033	2.330%	1,351,766	1,321,221
SoFi Consumer Loan Program LLC(a)
Series 2017-3 Class A
05/25/2026	2.770%	6,281,847	6,220,334
SoFi Consumer Loan Program Trust(a)
Series 20 18-2 Class A1
04/26/2027	2.930%	5,500,000	5,499,565
Series 2018-1 Class A1
02/25/2027	2.550%	10,040,282	9,997,313
Series 2018-1 Class A2
02/25/2027	3.140%	5,200,000	5,158,135
SoFi Professional Loan Program LLC(a),(c),(d),(f),(g)
Series 2015-D Class RC
10/26/2037	0.000%	2	946,667
Series 2016-A Class RIO
01/25/2038	0.000%	3	810,000
Series 2016-A Class RPO
01/25/2038	0.000%	4	2,080,000
Series 2016-B Class RC
04/25/2037	0.000%	1	390,000
Series 2017-A Class R
03/26/2040	0.000%	12,500	837,813

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Total Return Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SoFi Professional Loan Program LLC(a)
Series 2016-A
12/26/2036	2.760%	4,272,764	4,218,228
Springleaf Funding Trust(a)
Series 2016-AA Class A
11/15/2029	2.900%	5,400,000	5,368,363
SPS Servicer Advance Receivables Trust(a)
Series 2016-T2 Class AT2
11/15/2049	2.750%	7,500,000	7,401,569
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes(a)
Series 2016-T1 Class AT1
11/16/2048	2.530%	1,500,000	1,497,188
Stewart Park CLO Ltd.(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.250% 01/15/2030	3.598%	4,000,000	4,020,760
Series 2017-1A Class BR
3-month USD LIBOR + 1.370% 01/15/2030	3.718%	5,828,571	5,776,067
Symphony CLO V Ltd.(a),(b)
Series 2007-5A Class A1
3-month USD LIBOR + 0.750% 01/15/2024	3.098%	3,411,064	3,413,025
Synchrony Credit Card Master Note Trust
Series 2017-2 Class A
10/15/2025	2.620%	6,400,000	6,223,184
TAL Advantage V LLC(a)
Series 2014-2A Class A1
05/20/2039	1.700%	1,131	1,131
Voya Ltd.(a),(b)
Series 2012-4A Class A1R
3-month USD LIBOR + 1.450% 10/15/2028	3.798%	10,000,000	10,039,700
VSE VOI Mortgage LLC(a)
Series 2016-A Class A
07/20/2033	2.540%	3,642,171	3,560,660
Total Asset-Backed Securities — Non-Agency (Cost $527,772,742)			523,718,097

Commercial Mortgage-Backed Securities - Agency 3.3%

Federal Home Loan Mortgage Corp.
Series K026 Class A2
11/25/2022	2.510%	4,910,000	4,797,450
Series K027 Class A2
01/25/2023	2.637%	4,161,000	4,067,695
Series K722 Class A2
03/25/2023	2.406%	3,000,000	2,904,930
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(h)
Series 2017-K070 Class A2
11/25/2027	3.303%	13,745,000	13,590,583
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K071 Class A2
11/25/2050	3.286%	14,000,000	13,810,570
Federal National Mortgage Association(h)
Series 2017-M15 Class ATS2
11/25/2027	3.196%	22,600,000	21,983,214
FRESB Mortgage Trust(h)
Series 2018-SB45 Class A10F
11/25/2027	3.160%	7,987,567	7,848,531
Total Commercial Mortgage-Backed Securities - Agency (Cost $71,604,433)			69,002,973

Commercial Mortgage-Backed Securities - Non-Agency 6.8%

American Homes 4 Rent Trust(a)
Series 2014-SFR3 Class A
12/17/2036	3.678%	1,504,280	1,503,969
Series 2015-SFR2 Class A
10/17/2045	3.732%	4,379,610	4,385,654
BX Commercial Mortgage Trust(a),(b)
Series 2018-BIOA Class A
1-month USD LIBOR + 0.671% 03/15/2037	2.321%	10,000,000	9,990,410
Capmark Mortgage Securities, Inc.(h),(i)
CMO Series 1997-C1 Class X
07/15/2029	1.569%	798,395	14,137
CHT 2017-COSMO Mortgage Trust(a),(b)
Series 2017-CSMO Class C
1-month USD LIBOR + 1.500% 11/15/2036	3.397%	10,000,000	10,037,319
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% 11/15/2036	4.897%	13,000,000	13,097,887
Citigroup Commercial Mortgage Trust
Series 2015-GC29 Class A3
04/10/2048	2.935%	2,215,000	2,122,257
COMM Mortgage Trust
Series 2013-CR8 Class A4
06/10/2046	3.334%	2,600,000	2,590,889
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated, Series 2014-USA Class E
09/15/2037	4.373%	2,285,000	2,021,789
Subordinated, Series 2014-USA Class F
09/15/2037	4.373%	1,500,000	1,242,259
Credit Suisse Mortgage Capital Trust(a)
Series 2014-USA Class A2
09/15/2037	3.953%	8,800,000	8,825,919
DBUBS Mortgage Trust(a)
Series 2017-BRBK Class A
10/10/2034	3.452%	3,300,000	3,247,450

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
April 30, 2018
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Direxion Daily Retail Bull(a),(b)
Series 2018-RVP Class C
1-month USD LIBOR + 2.050% 03/15/2033	3.947%	10,000,000	10,059,280
General Electric Capital Assurance Co.(a)
Series 2003-1 Class A5
05/12/2035	5.743%	919,980	928,095
Hilton U.S.A. Trust(a)
Series 2016-HHV Class A
11/05/2038	3.719%	4,700,000	4,654,088
Series 2016-SFP Class A
11/05/2035	2.828%	3,000,000	2,903,272
Subordinated, Series 2016-SFP Class E
11/05/2035	5.519%	1,500,000	1,520,941
Hilton U.S.A. Trust(a),(h)
Series 2016-HHV Class F
11/05/2038	4.333%	2,500,000	2,212,938
Invitation Homes Trust(a),(b),(e)
Series 2018-SFR2 Class A
1-month USD LIBOR + 0.800% 06/17/2037	2.796%	15,475,000	15,484,079
Invitation Homes Trust(a),(b)
Subordinated, Series 2015-SFR2 Class E
1-month USD LIBOR + 3.150% 06/17/2032	5.047%	749,000	748,997
Subordinated, Series 2015-SFR2 Class F
1-month USD LIBOR + 3.700% 06/17/2032	5.597%	800,000	805,568
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14 Class A4
08/15/2046	4.133%	4,300,000	4,439,059
Series 2014-C26 Class A3
01/15/2048	3.231%	765,000	750,608
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12 Class A4
10/15/2046	4.259%	2,340,000	2,424,013
Morgan Stanley Capital I Trust(a)
Series 2014-150E Class A
09/09/2032	3.912%	4,080,000	4,120,133
Progress Residential Trust(a)
Series 2017-SFR1 Class A
08/17/2034	2.768%	4,409,601	4,332,982
Series 2018-SFR1 Class A
03/17/2035	3.255%	9,040,000	8,868,442
Rialto Real Estate Fund LLC(a)
Subordinated, Series 2015-LT7 Class B
12/25/2032	5.071%	1,095,951	1,095,952
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class A
1-month USD LIBOR + 0.850% 02/15/2032	2.747%	3,500,000	3,517,529
Series 2018-NYCH Class B
1-month USD LIBOR + 1.250% 02/15/2032	3.147%	4,800,000	4,823,749
Series 2018-NYCH Class E
1-month USD LIBOR + 2.900% 02/15/2032	4.797%	7,587,000	7,561,301
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A5
12/10/2045	2.850%	2,550,000	2,493,378
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $144,798,840)			142,824,343

Common Stocks 0.0%
Issuer	Shares	Value ($)
Financials —%
Insurance —%
WMI Holdings Corp. Escrow(c),(d),(j),(k)	2,725	—
WMIH Corp.(j)	54,217	74,278
Total		74,278
Total Financials		74,278
Industrials —%
Airlines —%
United Continental Holdings, Inc.(j)	1,493	100,837
Total Industrials		100,837
Total Common Stocks (Cost $1,511,104)		175,115

Corporate Bonds & Notes 28.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.2%
Bombardier, Inc.(a)
12/01/2021	8.750%	162,000	179,924
12/01/2024	7.500%	538,000	566,245
Lockheed Martin Corp.
12/15/2042	4.070%	1,790,000	1,732,718
09/15/2052	4.090%	2,110,000	2,002,428
Northrop Grumman Corp.
06/01/2018	1.750%	7,765,000	7,760,230
01/15/2025	2.930%	5,840,000	5,532,699
01/15/2028	3.250%	3,625,000	3,395,070
10/15/2047	4.030%	3,815,000	3,552,898

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Total Return Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransDigm, Inc.
06/15/2026	6.375%	1,209,000	1,216,796
Total			25,939,008
Automotive 0.7%
Delphi Technologies PLC(a)
10/01/2025	5.000%	160,000	154,153
Ford Motor Co.
02/01/2029	6.375%	1,857,000	2,045,872
12/08/2046	5.291%	1,040,000	998,926
Ford Motor Credit Co. LLC
11/02/2020	2.343%	4,580,000	4,459,047
Schaeffler Finance BV(a)
05/15/2023	4.750%	7,720,000	7,843,157
Total			15,501,155
Banking 2.4%
Ally Financial, Inc.
09/30/2024	5.125%	268,000	275,229
Banco de Bogota SA(a)
Subordinated
05/12/2026	6.250%	1,555,000	1,618,497
Banco Mercantil del Norte SA(a),(l)
Subordinated
10/04/2031	5.750%	1,240,000	1,194,762
Bank of New York Mellon Corp. (The)
05/15/2019	5.450%	3,325,000	3,420,910
BBVA Bancomer SA(a),(l)
Subordinated
11/12/2029	5.350%	1,405,000	1,369,174
Capital One Financial Corp.
05/12/2020	2.500%	5,505,000	5,422,849
Discover Financial Services
04/27/2022	5.200%	3,712,000	3,871,775
HBOS PLC(a)
Subordinated
05/21/2018	6.750%	8,382,000	8,400,283
JPMorgan Chase & Co.(l)
02/01/2028	3.782%	365,000	353,725
JPMorgan Chase & Co.(b)
Junior Subordinated
3-month USD LIBOR + 0.950% 02/02/2037	2.728%	15,662,000	14,260,251
U.S. Bancorp
Subordinated
04/27/2026	3.100%	3,025,000	2,842,541
Washington Mutual Bank(c),(d),(m)
Subordinated
01/15/2015	0.000%	27,379,000	41,069
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo & Co.
01/30/2020	2.150%	4,555,000	4,493,444
10/23/2026	3.000%	3,855,000	3,551,637
Total			51,116,146
Brokerage/Asset Managers/Exchanges 0.0%
NFP Corp.(a)
07/15/2025	6.875%	269,000	266,360
Building Materials 0.2%
American Builders & Contractors Supply Co., Inc.(a)
12/15/2023	5.750%	534,000	550,265
Beacon Roofing Supply, Inc.
10/01/2023	6.375%	169,000	177,690
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	353,000	333,377
Cemex SAB de CV(a)
04/16/2026	7.750%	2,465,000	2,701,810
Core & Main LP(a)
08/15/2025	6.125%	80,000	78,750
HD Supply, Inc.(a)
04/15/2024	5.750%	203,000	213,439
James Hardie International Finance DAC(a)
01/15/2025	4.750%	275,000	268,141
Total			4,323,472
Cable and Satellite 0.4%
Altice U.S. Finance I Corp.(a)
05/15/2026	5.500%	816,000	797,640
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.875%	1,614,000	1,585,229
Cequel Communications Holdings I LLC/Capital Corp.(a)
04/01/2028	7.500%	324,000	328,437
Charter Communications Operating LLC/Capital
10/23/2045	6.484%	425,000	456,829
CSC Holdings LLC(a)
10/15/2025	6.625%	524,000	539,836
02/01/2028	5.375%	850,000	795,526
DISH DBS Corp.
07/01/2026	7.750%	1,398,000	1,273,860
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	91,000	88,143
02/15/2025	6.625%	254,000	235,583
Sirius XM Radio, Inc.(a)
04/15/2025	5.375%	139,000	138,643
07/15/2026	5.375%	56,000	55,023
08/01/2027	5.000%	921,000	879,602

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%	528,000	539,899
Videotron Ltd.(a)
04/15/2027	5.125%	155,000	152,277
Virgin Media Finance PLC(a)
01/15/2025	5.750%	140,000	133,904
Virgin Media Secured Finance PLC(a)
01/15/2026	5.250%	370,000	352,230
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	335,000	312,839
Ziggo Secured Finance BV(a)
01/15/2027	5.500%	563,000	530,730
Total			9,196,230
Chemicals 0.5%
Angus Chemical Co.(a)
02/15/2023	8.750%	165,000	171,779
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	251,000	253,671
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	279,000	281,211
Chemours Co. (The)
05/15/2023	6.625%	208,000	218,623
INEOS Group Holdings SA(a)
08/01/2024	5.625%	372,000	375,116
Koppers, Inc.(a)
02/15/2025	6.000%	145,000	147,816
LYB International Finance BV
07/15/2043	5.250%	1,445,000	1,547,508
LYB International Finance II BV
03/02/2027	3.500%	3,876,000	3,676,684
LyondellBasell Industries NV
04/15/2024	5.750%	2,104,000	2,286,175
Olin Corp.
02/01/2030	5.000%	260,000	247,772
Platform Specialty Products Corp.(a)
02/01/2022	6.500%	140,000	143,445
12/01/2025	5.875%	388,000	378,507
PQ Corp.(a)
11/15/2022	6.750%	331,000	350,783
12/15/2025	5.750%	236,000	233,957
Total			10,313,047
Construction Machinery 0.1%
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	126,000	125,360
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Rentals North America, Inc.
09/15/2026	5.875%	438,000	456,051
05/15/2027	5.500%	140,000	138,973
01/15/2028	4.875%	790,000	747,899
Total			1,468,283
Consumer Cyclical Services 0.4%
Amazon.com, Inc.(a)
02/22/2023	2.400%	6,015,000	5,770,063
08/22/2037	3.875%	2,180,000	2,152,491
APX Group, Inc.
12/01/2022	7.875%	207,000	209,070
09/01/2023	7.625%	155,000	144,676
Interval Acquisition Corp.
04/15/2023	5.625%	249,000	259,307
Total			8,535,607
Consumer Products 0.1%
Mattel, Inc.(a)
12/31/2025	6.750%	211,000	205,729
Prestige Brands, Inc.(a)
03/01/2024	6.375%	280,000	281,380
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	267,000	279,107
12/15/2026	5.250%	76,000	73,844
Spectrum Brands, Inc.
07/15/2025	5.750%	404,000	404,029
Springs Industries, Inc.
06/01/2021	6.250%	184,000	186,569
Valvoline, Inc.
08/15/2025	4.375%	156,000	150,818
Total			1,581,476
Diversified Manufacturing 0.0%
Apergy Corp.(a),(e)
05/01/2026	6.375%	221,000	224,287
Gates Global LLC/Co.(a)
07/15/2022	6.000%	133,000	134,671
SPX FLOW, Inc.(a)
08/15/2024	5.625%	116,000	117,464
TriMas Corp.(a)
10/15/2025	4.875%	25,000	24,348
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	188,000	207,279
Total			708,049

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Total Return Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Electric 3.1%
AES Corp.
03/15/2023	4.500%	342,000	343,724
09/01/2027	5.125%	117,000	118,630
Calpine Corp.
01/15/2025	5.750%	96,000	88,067
Calpine Corp.(a)
06/01/2026	5.250%	345,000	330,504
CMS Energy Corp.
03/01/2024	3.875%	1,590,000	1,592,528
02/15/2027	2.950%	95,000	87,125
08/15/2027	3.450%	1,325,000	1,267,813
Consolidated Edison Co. of New York, Inc.
06/15/2047	3.875%	4,570,000	4,377,384
DTE Energy Co.
10/01/2026	2.850%	11,572,000	10,522,778
Duke Energy Corp.
08/15/2027	3.150%	2,825,000	2,637,160
Duke Energy Progress LLC
03/30/2044	4.375%	1,635,000	1,715,664
09/15/2047	3.600%	1,385,000	1,290,697
Duke Energy Progress, Inc.
08/15/2045	4.200%	1,505,000	1,540,342
E.ON International Finance BV(a)
04/30/2038	6.650%	1,885,000	2,380,191
Emera U.S. Finance LP
06/15/2046	4.750%	9,190,000	9,148,948
Enel Finance International NV(a)
05/25/2047	4.750%	2,735,000	2,738,761
Energuate Trust(a)
05/03/2027	5.875%	1,810,000	1,783,393
Exelon Corp.
04/15/2046	4.450%	1,815,000	1,815,040
Indiana Michigan Power Co.
07/01/2047	3.750%	993,000	919,974
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	390,000	365,100
NRG Energy, Inc.
01/15/2027	6.625%	295,000	303,495
NRG Energy, Inc.(a)
01/15/2028	5.750%	279,000	276,346
NRG Yield Operating LLC
08/15/2024	5.375%	345,000	345,522
09/15/2026	5.000%	325,000	317,781
Pacific Gas & Electric Co.(a)
12/01/2027	3.300%	579,000	540,132
12/01/2047	3.950%	7,360,000	6,701,236
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	227,000	232,325
Southern Co. (The)
07/01/2026	3.250%	6,293,000	5,907,145
07/01/2036	4.250%	1,275,000	1,278,103
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	194,000	181,958
Vistra Energy Corp.
11/01/2024	7.625%	85,000	91,318
Vistra Energy Corp.(a)
01/30/2026	8.125%	502,000	550,965
WEC Energy Group, Inc.
06/15/2025	3.550%	700,000	688,960
Xcel Energy, Inc.
06/01/2025	3.300%	3,165,000	3,067,103
Total			65,546,212
Finance Companies 1.5%
Aircastle Ltd.
02/15/2022	5.500%	7,386,000	7,681,935
Avolon Holdings Funding Ltd.(a)
01/15/2023	5.500%	322,000	320,070
CIT Group, Inc.
03/07/2025	5.250%	81,000	82,722
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	10,000,000	9,777,950
11/15/2035	4.418%	11,580,000	11,099,001
iStar, Inc.
04/01/2022	6.000%	169,000	170,147
Navient Corp.
06/15/2022	6.500%	830,000	852,987
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	136,000	136,810
Quicken Loans, Inc.(a)
05/01/2025	5.750%	308,000	303,154
Springleaf Finance Corp.
03/15/2023	5.625%	73,000	73,114
03/15/2025	6.875%	304,000	306,925
Unifin Financiera SAB de CV SOFOM ENR(a)
01/15/2025	7.000%	1,440,000	1,400,409
Total			32,205,224
Food and Beverage 2.0%
Anheuser-Busch InBev Finance, Inc.
02/01/2046	4.900%	4,808,000	4,981,381
Anheuser-Busch InBev Worldwide, Inc.
04/15/2058	4.750%	1,017,000	1,017,385

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aramark Services, Inc.(a)
02/01/2028	5.000%	546,000	531,277
B&G Foods, Inc.
04/01/2025	5.250%	289,000	264,697
Bacardi Ltd.(a)
05/15/2048	5.300%	10,345,000	10,205,715
Chobani LLC/Finance Corp., Inc.(a)
04/15/2025	7.500%	254,000	255,276
FAGE International SA/U.S.A. Dairy Industry, Inc.(a)
08/15/2026	5.625%	378,000	353,837
Kraft Heinz Foods Co.
06/01/2046	4.375%	8,908,000	7,958,176
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	92,000	91,115
11/01/2026	4.875%	175,000	174,421
MARB BondCo PLC(a)
03/15/2024	7.000%	1,050,000	1,004,954
MHP SE(a)
05/10/2024	7.750%	1,515,000	1,563,797
Molson Coors Brewing Co.
07/15/2046	4.200%	4,653,000	4,261,566
Mondelez International, Inc.(a)
10/28/2019	1.625%	6,000,000	5,884,002
Post Holdings, Inc.(a)
08/15/2026	5.000%	529,000	497,242
03/01/2027	5.750%	882,000	863,957
01/15/2028	5.625%	92,000	87,860
Tyson Foods, Inc.(b)
3-month USD LIBOR + 0.450% 08/21/2020	2.342%	2,200,000	2,203,549
Total			42,200,207
Gaming 0.2%
Boyd Gaming Corp.
05/15/2023	6.875%	198,000	207,900
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	99,000	94,535
Eldorado Resorts, Inc.
04/01/2025	6.000%	187,000	185,222
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%	227,000	228,749
International Game Technology PLC(a)
02/15/2022	6.250%	515,000	541,338
02/15/2025	6.500%	275,000	293,527
Jack Ohio Finance LLC/1 Corp.(a)
11/15/2021	6.750%	159,000	164,573
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
09/01/2026	4.500%	238,000	224,751
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MGM Resorts International
03/15/2023	6.000%	506,000	529,184
09/01/2026	4.625%	170,000	160,672
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	546,000	524,119
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/2021	6.125%	185,000	181,925
Scientific Games International, Inc.
12/01/2022	10.000%	255,000	274,765
Scientific Games International, Inc.(a)
10/15/2025	5.000%	699,000	675,468
Tunica-Biloxi Gaming Authority(a)
12/15/2020	3.780%	764,067	206,298
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	288,000	286,275
05/15/2027	5.250%	115,000	110,857
Total			4,890,158
Health Care 1.6%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	369,000	381,915
Amsurg Corp.
07/15/2022	5.625%	91,000	91,276
Becton Dickinson and Co.(b)
3-month USD LIBOR + 1.030% 06/06/2022	3.055%	4,916,000	4,942,571
Becton Dickinson and Co.
05/15/2044	4.875%	2,430,000	2,344,670
Cardinal Health, Inc.
06/15/2027	3.410%	4,920,000	4,568,304
06/15/2047	4.368%	2,480,000	2,317,416
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	348,000	340,434
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	99,000	100,695
CHS/Community Health Systems, Inc.
02/01/2022	6.875%	162,000	88,344
03/31/2023	6.250%	152,000	138,818
CVS Health Corp.
03/25/2048	5.050%	3,275,000	3,344,450
DaVita, Inc.
07/15/2024	5.125%	138,000	133,860
05/01/2025	5.000%	559,000	529,919
Envision Healthcare Corp.(a)
12/01/2024	6.250%	4,000	4,160
Express Scripts Holding Co.
07/15/2046	4.800%	4,564,000	4,482,514

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Total Return Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA, Inc.
04/15/2025	5.250%	873,000	884,924
Hill-Rom Holdings, Inc.(a)
02/15/2025	5.000%	138,000	136,895
Hologic, Inc.(a)
10/15/2025	4.375%	40,000	38,491
02/01/2028	4.625%	263,000	250,728
IQVIA, Inc.(a)
10/15/2026	5.000%	86,000	84,876
Memorial Sloan-Kettering Cancer Center
07/01/2052	4.125%	6,945,000	6,871,466
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	517,000	525,671
Polaris Intermediate Corp. PIK(a)
12/01/2022	8.500%	83,000	84,209
Sotera Health Holdings LLC(a)
05/15/2023	6.500%	228,000	228,742
Teleflex, Inc.
11/15/2027	4.625%	80,000	76,741
Tenet Healthcare Corp.(a)
07/15/2024	4.625%	235,000	227,206
05/01/2025	5.125%	122,000	118,579
08/01/2025	7.000%	183,000	179,893
Total			33,517,767
Healthcare Insurance 0.1%
Centene Corp.
01/15/2025	4.750%	557,000	541,579
Molina Healthcare, Inc.(a)
06/15/2025	4.875%	8,000	7,600
WellCare Health Plans, Inc.
04/01/2025	5.250%	524,000	527,596
Total			1,076,775
Home Construction 0.1%
Lennar Corp.(a)
11/15/2024	5.875%	173,000	178,462
11/29/2027	4.750%	131,000	123,544
Meritage Homes Corp.
04/01/2022	7.000%	213,000	234,006
Meritage Homes Corp.(a)
06/01/2025	6.000%	307,000	315,856
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	156,000	159,941
Total			1,011,809
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 0.6%
Callon Petroleum Co.
10/01/2024	6.125%	162,000	165,625
Canadian Natural Resources Ltd.
06/30/2033	6.450%	855,000	1,005,945
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	238,000	243,897
Centennial Resource Production LLC(a)
01/15/2026	5.375%	50,000	49,556
Continental Resources, Inc.
04/15/2023	4.500%	186,000	188,246
06/01/2024	3.800%	1,165,000	1,133,709
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	579,000	573,413
Diamondback Energy, Inc.
05/31/2025	5.375%	3,282,000	3,335,244
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2026	5.500%	22,000	22,068
01/30/2028	5.750%	582,000	585,110
Extraction Oil & Gas, Inc.(a)
05/15/2024	7.375%	127,000	133,153
02/01/2026	5.625%	205,000	198,648
Halcon Resources Corp.(a)
02/15/2025	6.750%	443,000	439,846
Halcon Resources Corp.
02/15/2025	6.750%	104,000	103,843
Hess Corp.
02/15/2041	5.600%	945,000	956,118
04/01/2047	5.800%	3,000	3,120
Indigo Natural Resources LLC(a)
02/15/2026	6.875%	190,000	182,217
Jagged Peak Energy LLC(a),(e)
05/01/2026	5.875%	243,000	244,010
Laredo Petroleum, Inc.
03/15/2023	6.250%	357,000	361,553
Parsley Energy LLC/Finance Corp.(a)
08/15/2025	5.250%	408,000	407,293
10/15/2027	5.625%	70,000	70,920
PDC Energy, Inc.
09/15/2024	6.125%	232,000	237,870
PDC Energy, Inc.(a)
05/15/2026	5.750%	275,000	277,030
RSP Permian, Inc.
01/15/2025	5.250%	321,000	330,220
SM Energy Co.
09/15/2026	6.750%	685,000	697,973

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2018	17

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Whiting Petroleum Corp.(a)
01/15/2026	6.625%	234,000	240,710
WPX Energy, Inc.
01/15/2022	6.000%	107,000	111,882
09/15/2024	5.250%	313,000	315,352
Total			12,614,571
Integrated Energy 0.2%
Cenovus Energy, Inc.
11/15/2039	6.750%	4,530,000	5,150,198
Leisure 0.0%
Boyne U.S.A., Inc.(a)
05/01/2025	7.250%	150,000	154,835
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millenium Operations LLC(a)
04/15/2027	5.375%	157,000	156,205
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	108,000	105,709
03/15/2026	5.625%	92,000	91,963
LTF Merger Sub, Inc.(a)
06/15/2023	8.500%	102,000	106,761
Viking Cruises Ltd.(a)
09/15/2027	5.875%	115,000	110,924
Total			726,397
Life Insurance 1.3%
Brighthouse Financial, Inc.(a)
06/22/2047	4.700%	4,240,000	3,719,968
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
04/15/2065	4.500%	1,095,000	1,051,026
MetLife, Inc.(a),(l)
Junior Subordinated
04/08/2068	9.250%	5,458,000	7,441,961
Northwestern Mutual Life Insurance Co. (The)(a)
Subordinated
09/30/2047	3.850%	3,690,000	3,429,711
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	2,705,000	2,661,214
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	395,000	421,330
05/15/2047	4.270%	5,145,000	5,006,116
Voya Financial, Inc.
06/15/2026	3.650%	1,592,000	1,521,468
06/15/2046	4.800%	1,858,000	1,845,126
Total			27,097,920
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lodging 0.1%
Grupo Posadas SAB de CV(a)
06/30/2022	7.875%	2,210,000	2,295,996
Hilton Domestic Operating Co., Inc.
09/01/2024	4.250%	237,000	227,801
Hilton Domestic Operating Co., Inc.(a)
05/01/2026	5.125%	151,000	150,783
Total			2,674,580
Media and Entertainment 0.2%
Discovery Communications LLC
09/20/2047	5.200%	846,000	827,769
Match Group, Inc.
06/01/2024	6.375%	334,000	353,839
Match Group, Inc.(a)
12/15/2027	5.000%	21,000	20,632
MDC Partners, Inc.(a)
05/01/2024	6.500%	115,000	113,060
Netflix, Inc.
11/15/2026	4.375%	230,000	215,320
Netflix, Inc.(a)
04/15/2028	4.875%	1,039,000	979,118
11/15/2028	5.875%	338,000	337,239
Nielsen Luxembourg SARL(a)
02/01/2025	5.000%	187,000	183,693
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	369,000	376,634
Total			3,407,304
Metals and Mining 0.1%
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	304,000	317,324
Constellium NV(a)
05/15/2024	5.750%	381,000	375,179
02/15/2026	5.875%	280,000	276,952
Freeport-McMoRan, Inc.
11/14/2024	4.550%	351,000	340,435
03/15/2043	5.450%	772,000	699,530
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(a)
12/15/2023	7.375%	86,000	90,743
HudBay Minerals, Inc.(a)
01/15/2025	7.625%	222,000	236,606
Novelis Corp.(a)
09/30/2026	5.875%	230,000	228,507
Teck Resources Ltd.
07/15/2041	6.250%	427,000	453,248
Total			3,018,524

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Total Return Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Midstream 1.1%
Andeavor Logistics LP/Tesoro Finance Corp.
01/15/2025	5.250%	137,000	140,410
Delek Logistics Partners LP(a)
05/15/2025	6.750%	143,000	142,840
Energy Transfer Equity LP
06/01/2027	5.500%	1,230,000	1,226,492
Enterprise Products Operating LLC
02/15/2045	5.100%	1,837,000	1,954,946
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	528,000	531,539
Kinder Morgan Energy Partners LP
03/15/2032	7.750%	990,000	1,222,768
01/15/2038	6.950%	360,000	425,942
11/15/2040	7.500%	1,555,000	1,899,639
Kinder Morgan, Inc.
02/15/2046	5.050%	5,900,000	5,672,201
NGPL PipeCo LLC(a)
08/15/2022	4.375%	66,000	65,707
08/15/2027	4.875%	80,000	77,731
12/15/2037	7.768%	98,000	118,191
NuStar Logistics LP
04/28/2027	5.625%	159,000	150,618
Plains All American Pipeline LP/Finance Corp.
10/15/2023	3.850%	1,715,000	1,669,230
06/01/2042	5.150%	2,134,000	2,001,308
06/15/2044	4.700%	2,840,000	2,530,869
02/15/2045	4.900%	380,000	348,974
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	214,000	213,615
Sunoco LP/Finance Corp.(a)
01/15/2023	4.875%	104,000	102,284
02/15/2026	5.500%	343,000	332,859
03/15/2028	5.875%	107,000	103,930
Tallgrass Energy Partners LP/Finance Corp.(a)
01/15/2028	5.500%	548,000	545,322
Targa Resources Partners LP/Finance Corp.(a)
04/15/2026	5.875%	118,000	117,144
01/15/2028	5.000%	90,000	83,926
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	1,341,000	1,284,011
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	234,000	233,995
Total			23,196,491
Natural Gas 0.9%
Boston Gas Co.(a)
08/01/2027	3.150%	2,295,000	2,175,683
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NiSource, Inc.
02/15/2023	3.850%	3,305,000	3,321,796
05/15/2047	4.375%	4,850,000	4,798,294
Sempra Energy
11/15/2020	2.850%	5,135,000	5,074,962
11/15/2025	3.750%	3,620,000	3,564,726
06/15/2027	3.250%	302,000	283,374
Total			19,218,835
Oil Field Services 0.1%
Diamond Offshore Drilling, Inc.
08/15/2025	7.875%	134,000	137,576
Nabors Industries, Inc.(a)
02/01/2025	5.750%	555,000	527,568
Rowan Companies, Inc.
01/15/2024	4.750%	159,000	136,343
SESI LLC(a)
09/15/2024	7.750%	282,000	292,689
Transocean, Inc.(a)
01/15/2026	7.500%	105,000	106,538
U.S.A. Compression Partners LP/Finance Corp.(a)
04/01/2026	6.875%	245,000	249,900
Weatherford International LLC(a)
03/01/2025	9.875%	60,000	57,130
Weatherford International Ltd.
02/15/2024	9.875%	153,000	146,923
08/01/2036	6.500%	45,000	34,244
Total			1,688,911
Other Industry 0.4%
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	346,000	337,745
Massachusetts Institute of Technology
07/01/2114	4.678%	2,869,000	3,078,271
07/01/2116	3.885%	1,510,000	1,372,296
President and Fellows of Harvard College
07/15/2046	3.150%	1,454,000	1,297,728
07/15/2056	3.300%	2,495,000	2,264,435
Total			8,350,475
Other REIT 0.0%
CyrusOne LP/Finance Corp.
03/15/2024	5.000%	159,000	159,670
03/15/2027	5.375%	453,000	453,611
Total			613,281
Packaging 0.1%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
02/15/2025	6.000%	501,000	507,422

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2018	19

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Crown Americas LLC/Capital Corp. VI(a)
02/01/2026	4.750%	161,000	155,377
Multi-Color Corp.(a)
11/01/2025	4.875%	159,000	148,710
Novolex (a)
01/15/2025	6.875%	93,000	93,630
Reynolds Group Issuer, Inc./LLC(a)
07/15/2024	7.000%	159,000	165,464
Total			1,070,603
Pharmaceuticals 1.9%
AbbVie, Inc.
05/14/2020	2.500%	3,380,000	3,338,767
Allergan Funding SCS
03/15/2025	3.800%	5,558,000	5,340,760
Amgen, Inc.
05/22/2019	2.200%	15,367,000	15,284,955
05/01/2045	4.400%	1,805,000	1,751,310
06/15/2048	4.563%	2,383,000	2,357,249
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	158,000	153,723
Celgene Corp.
02/20/2048	4.550%	1,870,000	1,761,776
Gilead Sciences, Inc.
09/20/2019	1.850%	2,190,000	2,161,935
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	346,000	352,098
Johnson & Johnson
12/05/2033	4.375%	1,798,000	1,922,116
03/03/2037	3.625%	2,815,000	2,746,863
Valeant Pharmaceuticals International, Inc.(a)
03/15/2024	7.000%	114,000	120,379
04/15/2025	6.125%	1,216,000	1,094,703
11/01/2025	5.500%	551,000	548,245
04/01/2026	9.250%	360,000	366,883
Total			39,301,762
Property & Casualty 0.5%
CNA Financial Corp.
08/15/2027	3.450%	7,772,000	7,284,392
HUB International Ltd.(a)
10/01/2021	7.875%	514,000	535,738
05/01/2026	7.000%	260,000	260,290
Liberty Mutual Group, Inc.(a)
05/01/2042	6.500%	1,150,000	1,419,565
Total			9,499,985
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Railroads 0.5%
Canadian National Railway Co.
02/03/2020	2.400%	5,115,000	5,076,366
CSX Corp.
05/30/2042	4.750%	1,335,000	1,390,141
11/01/2046	3.800%	710,000	641,146
11/01/2066	4.250%	4,481,000	3,976,453
Total			11,084,106
Restaurants 0.0%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%	213,000	203,628
10/15/2025	5.000%	200,000	192,742
IRB Holding Corp.(a)
02/15/2026	6.750%	113,000	109,604
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2026	5.250%	222,000	223,110
Total			729,084
Retail REIT 0.2%
Kimco Realty Corp.
03/01/2024	2.700%	3,369,000	3,136,916
Retailers 0.1%
Cencosud SA(a)
02/12/2045	6.625%	880,000	936,553
L Brands, Inc.
02/01/2028	5.250%	180,000	169,150
11/01/2035	6.875%	200,000	189,728
Penske Automotive Group, Inc.
12/01/2024	5.375%	73,000	72,407
05/15/2026	5.500%	130,000	126,194
Total			1,494,032
Supermarkets 0.4%
Kroger Co. (The)
04/15/2042	5.000%	1,527,000	1,503,397
01/15/2048	4.650%	6,723,000	6,311,015
Total			7,814,412
Technology 2.1%
Apple, Inc.
09/12/2027	2.900%	3,645,000	3,430,309
09/12/2047	3.750%	1,965,000	1,834,606
Ascend Learning LLC(a)
08/01/2025	6.875%	60,000	61,028
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	17,880,000	17,071,647

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Total Return Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Camelot Finance SA(a)
10/15/2024	7.875%	357,000	371,919
CDK Global, Inc.
06/01/2027	4.875%	92,000	88,235
Cisco Systems, Inc.(b)
3-month USD LIBOR + 0.340% 09/20/2019	2.542%	7,345,000	7,371,442
Equinix, Inc.
01/15/2026	5.875%	187,000	193,519
05/15/2027	5.375%	931,000	945,686
First Data Corp.(a)
12/01/2023	7.000%	556,000	581,894
Gartner, Inc.(a)
04/01/2025	5.125%	347,000	348,740
Informatica LLC(a)
07/15/2023	7.125%	205,000	205,351
Iron Mountain, Inc.(a)
03/15/2028	5.250%	283,000	266,270
Oracle Corp.
11/15/2027	3.250%	7,070,000	6,803,143
11/15/2047	4.000%	3,030,000	2,941,945
PTC, Inc.
05/15/2024	6.000%	220,000	231,079
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	554,000	521,812
Sensata Technologies UK Financing Co. PLC(a)
02/15/2026	6.250%	152,000	158,265
Symantec Corp.(a)
04/15/2025	5.000%	535,000	535,635
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	139,000	138,024
Vantiv LLC/Vanity Issuer Corp.(a)
11/15/2025	4.375%	58,000	55,561
VeriSign, Inc.
07/15/2027	4.750%	180,000	172,848
Total			44,328,958
Tobacco 0.3%
BAT Capital Corp.(a)
08/14/2020	2.297%	5,505,000	5,386,499
Transportation Services 0.5%
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	213,000	203,906
ERAC U.S.A. Finance LLC(a)
12/01/2026	3.300%	2,705,000	2,559,482
03/15/2042	5.625%	2,332,000	2,601,929
11/01/2046	4.200%	1,523,000	1,402,299
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FedEx Corp.
04/01/2046	4.550%	2,860,000	2,816,765
Hertz Corp. (The)(a)
06/01/2022	7.625%	116,000	118,203
Total			9,702,584
Wireless 1.1%
Altice France SA(a)
05/01/2026	7.375%	1,131,000	1,097,135
America Movil SAB de CV
03/30/2020	5.000%	8,090,000	8,339,722
Comunicaciones Celulares SA Via Comcel Trust(a)
02/06/2024	6.875%	855,000	888,648
Millicom International Cellular SA(a)
01/15/2028	5.125%	315,000	297,767
SBA Communications Corp.
09/01/2024	4.875%	469,000	451,553
Sprint Corp.
06/15/2024	7.125%	124,000	128,465
02/15/2025	7.625%	1,259,000	1,325,095
03/01/2026	7.625%	295,000	310,708
Sprint Spectrum Co. I/II/III LLC(a)
09/20/2021	3.360%	8,133,125	8,105,619
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	1,034,000	1,099,905
02/01/2026	4.500%	172,000	165,478
02/01/2028	4.750%	286,000	275,439
Wind Tre SpA(a)
01/20/2026	5.000%	138,000	115,423
Total			22,600,957
Wirelines 1.2%
AT&T, Inc.
03/01/2037	5.250%	3,610,000	3,691,117
03/01/2047	5.450%	2,445,000	2,499,436
08/14/2058	5.300%	2,200,000	2,225,898
CenturyLink, Inc.
03/15/2022	5.800%	48,000	47,762
12/01/2023	6.750%	560,000	558,249
Deutsche Telekom International Finance BV
06/01/2032	9.250%	1,100,000	1,652,789
Frontier Communications Corp.
01/15/2023	7.125%	371,000	265,212
Frontier Communications Corp.(a)
04/01/2026	8.500%	169,000	164,006
Level 3 Financing, Inc.
05/01/2025	5.375%	191,000	187,850

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2018	21

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Liquid Telecommunications Financing PLC(a)
07/13/2022	8.500%	1,905,000	2,009,971
Telecom Italia Capital SA
09/30/2034	6.000%	465,000	483,076
Telecom Italia SpA(a)
05/30/2024	5.303%	250,000	254,230
Verizon Communications, Inc.
08/10/2033	4.500%	5,615,000	5,521,291
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	5,568,000	5,525,032
Total			25,085,919
Total Corporate Bonds & Notes (Cost $633,973,555)			598,390,289

Foreign Government Obligations(n) 1.2%

Argentina 0.3%
Argentine Republic Government International Bond
01/26/2027	6.875%	2,600,000	2,593,438
Provincia de Buenos Aires(a)
06/15/2027	7.875%	2,800,000	2,850,394
Provincia de Cordoba(a)
08/01/2027	7.125%	1,300,000	1,260,674
Total			6,704,506
Belarus 0.0%
Republic of Belarus International Bond(a)
02/28/2023	6.875%	660,000	692,308
Canada 0.0%
NOVA Chemicals Corp.(a)
06/01/2024	4.875%	152,000	147,442
Colombia 0.1%
Ecopetrol SA
09/18/2043	7.375%	820,000	939,753
Dominican Republic 0.0%
Dominican Republic International Bond(a)
01/25/2027	5.950%	785,000	804,626
Egypt 0.1%
Egypt Government International Bond(a)
01/31/2047	8.500%	1,015,000	1,090,165
Honduras 0.1%
Honduras Government International Bond(a)
03/15/2024	7.500%	1,710,000	1,866,337
Foreign Government Obligations(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ivory Coast 0.1%
Ivory Coast Government International Bond(a)
03/03/2028	6.375%	2,510,000	2,529,623
Kazakhstan 0.1%
KazMunayGas National Co., JSC(a)
05/05/2020	7.000%	2,055,000	2,200,977
Mexico 0.1%
Petroleos Mexicanos
03/13/2027	6.500%	2,241,000	2,321,707
09/21/2047	6.750%	95,000	91,696
Total			2,413,403
Nigeria 0.0%
Nigeria Government International Bond(a)
02/16/2032	7.875%	503,000	541,497
Paraguay 0.1%
Paraguay Government International Bond(a)
03/13/2048	5.600%	898,000	890,282
Russian Federation 0.1%
Gazprom OAO Via Gaz Capital SA(a)
02/06/2028	4.950%	1,320,000	1,302,884
Sberbank of Russia Via SB Capital SA(a)
Subordinated
10/29/2022	5.125%	490,000	486,523
Total			1,789,407
Senegal 0.0%
Senegal Government International Bond(a)
05/23/2033	6.250%	855,000	825,117
Trinidad and Tobago 0.1%
Petroleum Co. of Trinidad & Tobago Ltd.(a)
08/14/2019	9.750%	1,690,000	1,779,850
Total Foreign Government Obligations (Cost $26,475,564)			25,215,293

Municipal Bonds 0.1%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local General Obligation 0.1%
City of Chicago
Unlimited Tax General Obligation Bonds
Series 2011-C1
01/01/2035	7.781%	545,000	595,276
Series 2015B
01/01/2033	7.375%	415,000	445,968

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Total Return Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited Tax General Obligation Refunding Bonds
Series 2014B
01/01/2044	6.314%	705,000	693,424
Total			1,734,668
Water & Sewer 0.0%
City of Chicago Waterworks
Revenue Bonds
Build America Bonds
Series 2010
11/01/2040	6.742%	840,000	1,058,366
Total Municipal Bonds (Cost $2,457,239)			2,793,034

Residential Mortgage-Backed Securities - Agency 22.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
04/01/2021	9.000%	388	390
03/01/2022- 11/01/2026	8.500%	54,579	59,630
08/01/2024- 02/01/2025	8.000%	43,442	46,648
10/01/2028- 07/01/2032	7.000%	589,078	654,775
10/01/2031- 09/01/2033	6.000%	33,422	36,943
06/01/2033	5.500%	435,320	480,470
01/01/2046- 12/01/2046	3.500%	33,628,275	33,516,531
04/01/2046	4.000%	12,524,542	12,815,225
Federal Home Loan Mortgage Corp.(e)
05/14/2048	4.000%	18,000,000	18,340,312
Federal Home Loan Mortgage Corp.(b),(i)
CMO Series 3922 Class SH
1-month USD LIBOR + 5.900% 09/15/2041	4.003%	1,099,472	136,877
CMO Series 4097 Class ST
1-month USD LIBOR + 6.050% 08/15/2042	4.153%	2,341,184	368,362
CMO STRIPS Series 2012-278 Class S1
1-month USD LIBOR + 6.050% 09/15/2042	4.153%	3,965,961	592,567
CMO STRIPS Series 309 Class S4
1-month USD LIBOR + 5.970% 08/15/2043	4.073%	1,307,138	211,737
Federal Home Loan Mortgage Corp.(i)
CMO Series 4176 Class BI
03/15/2043	3.500%	2,877,843	537,798
CMO Series 4182 Class DI
05/15/2039	3.500%	8,681,185	956,354
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(h),(i)
CMO Series 4620 Class AS
11/15/2042	1.442%	2,715,031	166,579
Federal National Mortgage Association
09/01/2018	10.000%	353	353
04/01/2023	8.500%	1,780	1,791
06/01/2024	9.000%	6,969	7,297
02/01/2025- 08/01/2027	8.000%	80,296	87,854
03/01/2026- 08/01/2032	7.000%	1,464,527	1,639,755
04/01/2027- 06/01/2032	7.500%	161,346	177,716
05/01/2029- 08/01/2038	6.000%	2,879,301	3,167,543
01/01/2031	2.500%	7,852,209	7,666,464
08/01/2034	5.500%	103,837	114,488
10/01/2040- 07/01/2041	4.500%	6,267,690	6,577,660
05/01/2043- 03/01/2046	3.500%	15,852,372	15,802,296
08/01/2043- 06/01/2047	4.000%	32,729,570	33,527,187
12/01/2043	3.000%	23,665,438	23,052,850
CMO Series 2017-72 Class B
09/25/2047	3.000%	17,504,370	17,166,855
Federal National Mortgage Association(b)
6-month USD LIBOR + 1.415% 06/01/2032	3.040%	3,428	3,435
1-year CMT + 2.305% 07/01/2037	3.367%	115,928	115,547
Federal National Mortgage Association(e)
05/17/2033	2.500%	27,000,000	26,261,191
05/17/2033- 05/14/2048	3.000%	46,500,000	45,728,201
05/14/2048	3.500%	21,000,000	20,849,063
05/14/2048	4.000%	39,750,000	40,485,995
05/14/2048	4.500%	12,500,000	13,020,508
Federal National Mortgage Association(o)
11/01/2046	3.500%	31,047,657	31,012,483
Federal National Mortgage Association(p)
04/15/2048	4.000%	23,300,000	23,787,844
Federal National Mortgage Association(i)
CMO Series 2012-118 Class BI
12/25/2039	3.500%	4,435,446	651,203
Federal National Mortgage Association(b),(i)
CMO Series 2013-101 Class CS
1-month USD LIBOR + 5.900% 10/25/2043	4.003%	5,742,144	1,000,764
CMO Series 2014-93 Class ES
1-month USD LIBOR + 6.150% 01/25/2045	4.253%	3,199,439	532,422

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2018	23

Portfolio of Investments  (continued)
April 30, 2018
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-31 Class VS
1-month USD LIBOR + 6.000% 06/25/2046	4.103%	3,102,824	538,790
Government National Mortgage Association
12/15/2023- 07/20/2028	7.500%	128,946	138,802
02/15/2025	8.500%	15,668	17,305
01/15/2030	7.000%	185,653	210,544
Government National Mortgage Association(b)
1-year CMT + 1.500% 07/20/2025	2.750%	14,538	14,915
Government National Mortgage Association(e)
05/21/2048	3.500%	64,500,000	64,580,625
05/21/2048	4.500%	23,000,000	23,864,296
Government National Mortgage Association(i)
CMO Series 2014-184 Class CI
11/16/2041	3.500%	7,089,602	1,167,891
Total Residential Mortgage-Backed Securities - Agency (Cost $478,817,534)			471,893,131

Residential Mortgage-Backed Securities - Non-Agency 16.8%

Ajax Mortgage Loan Trust(a)
CMO Series 2016-C Class A
10/25/2057	4.000%	1,285,490	1,291,463
CMO Series 2017-A Class A
04/25/2057	3.470%	3,895,828	3,963,053
Series 2017-B Class A
09/25/2056	3.163%	11,446,148	11,269,227
American Mortgage Trust(c),(d),(h)
CMO Series 2093-3 Class 3A
07/27/2023	8.188%	1,903	1,154
Angel Oak Mortgage Trust LLC(a)
CMO Series 2015-1
11/25/2045	4.500%	94,302	94,421
11/25/2045	5.500%	1,500,000	1,501,004
Angel Oak Mortgage Trust LLC(a),(h)
CMO Series 2017-3 Class A3
11/25/2047	2.986%	6,173,547	6,139,265
ASG Resecuritization Trust(a),(h)
CMO Series 2009-2 Class G70
05/24/2036	3.489%	1,306,799	1,302,094
CMO Series 2009-2 Class G75
05/24/2036	3.489%	4,335,000	4,290,546
Bayview Opportunity Master Fund IIIa Trust(a)
CMO Series 2017-RN7 Class A1
09/28/2032	3.105%	1,782,504	1,783,183
Series 2017-RN8 Class A1
11/28/2032	3.352%	9,381,056	9,380,428
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bayview Opportunity Master Fund IIIb Trust(a)
CMO Series 2017-RN3 Class A1
05/28/2032	3.228%	563,853	563,945
Bayview Opportunity Master Fund IV Trust(a)
CMO Series 2018-RN2 Class A1
02/25/2033	3.598%	11,872,195	11,880,324
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2018-RN1 Class A1
01/28/2033	3.278%	10,218,189	10,218,176
CMO Series 2018-RN3 Class A1
03/28/2033	3.672%	3,950,257	3,950,255
Bayview Opportunity Master Fund IVA Trust(a)
Subordinated, CMO Series 2016-SPL1 Class B3
04/28/2055	5.500%	1,000,000	1,007,612
Bayview Opportunity Master Fund IVb Trust(a)
CMO Series 2017-RPL1 Class A1
07/28/2032	3.105%	1,314,860	1,308,575
BCAP LLC Trust(a),(h)
CMO Series 2010-RR11 Class 8A1
05/27/2037	4.001%	2,601,404	2,599,449
CMO Series 2012-RR10 Class 9A1
10/26/2035	3.619%	159,065	159,360
CMO Series 2014-RR3 Class 3A1
07/26/2036	1.917%	68,552	68,314
BCAP LLC Trust(a)
CMO Series 2013-RR5 Class 1A1
10/26/2036	3.500%	215,465	214,608
CMO Series 2013-RR5 Class 3A1
09/26/2036	3.500%	996,081	989,501
CIM Trust(a)
CMO Series 2017-6 Class A1
06/25/2057	3.015%	6,792,721	6,595,902
Citigroup Mortgage Loan Trust(a),(h)
CMO Series 2018-RP2 Class A1
02/25/2058	3.500%	4,976,595	4,975,243
Citigroup Mortgage Loan Trust(a)
Subordinated, CMO Series 2014-C Class B1
02/25/2054	4.097%	5,000,000	5,040,567
Citigroup Mortgage Loan Trust, Inc.(a),(h)
CMO Series 2013-11 Class 3A3
09/25/2034	3.507%	709,528	711,865
CMO Series 2013-2 Class 1A1
11/25/2037	3.716%	652,954	655,300
CMO Series 2014-12 Class 3A1
10/25/2035	3.758%	3,378,702	3,422,253
CMO Series 2014-C Class A
02/25/2054	3.250%	752,150	736,492

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Total Return Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-A Class A4
06/25/2058	4.250%	2,279,302	2,295,788
CMO Series 2015-A Class B3
06/25/2058	4.500%	932,992	889,934
Citigroup Mortgage Loan Trust, Inc.(a),(b)
CMO Series 2014-11 Class 3A3
1-month USD LIBOR + 0.160% 09/25/2036	2.032%	423,259	420,521
Citigroup Mortgage Loan Trust, Inc.(a),(i)
CMO Series 2015-A Class A1IO
06/25/2058	1.000%	10,960,291	256,714
COLT LLC(a),(b),(d)
CMO Series 15-1 Class A2
1-month USD LIBOR + 3.750% 12/26/2045	5.647%	83,607	83,659
COLT Mortgage Loan Trust(a)
CMO Series 2016-1 Class A2
05/25/2046	3.500%	272,693	273,871
CMO Series 2018-1 Class A2
02/25/2048	2.981%	1,547,939	1,536,995
COLT Mortgage Loan Trust(a),(h)
CMO Series 2017-2 Class B1
10/25/2047	4.563%	1,000,000	959,385
Credit Suisse Mortgage Capital Certificates(a),(h)
CMO Series 2009-14R Class 4A9
10/26/2035	3.715%	7,521,255	7,891,235
CMO Series 2010-8R Class 1A5
03/26/2036	3.755%	4,500,000	4,548,211
CMO Series 2011-12R Class 3A1
07/27/2036	3.569%	1,253,327	1,260,353
CMO Series 2017-RPL3 Class A1
08/01/2057	4.000%	12,915,360	12,994,708
Credit Suisse Mortgage Capital Certificates(a)
CMO Series 2010-9R Class 1A5
08/27/2037	4.000%	774,529	780,722
Credit Suisse Mortgage Trust(a)
CMO Series 2018-RPL2 Class A1
08/25/2062	4.030%	2,684,519	2,677,677
Deephaven Residential Mortgage Trust(a),(d)
CMO Series 2016-1A Class A2
07/25/2046	5.500%	835,390	835,912
Deephaven Residential Mortgage Trust(a),(h)
CMO Series 2017-2A Class M1
06/25/2047	3.897%	500,000	498,149
Deephaven Residential Mortgage Trust(a)
CMO Series 2017-3A Class M1
10/25/2047	3.511%	423,000	422,925
CMO Series 2018-1A Class M1
12/25/2057	3.939%	3,000,000	2,999,750
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GCAT LLC(a)
CMO Series 2017-2 Class A1
04/25/2047	3.500%	4,808,063	4,809,588
CMO Series 2017-3 Class A1
04/25/2047	3.352%	3,587,440	3,588,240
Grand Avenue Mortgage Loan Trust(a)
CMO Series 2017-RPL1 Class A1
08/25/2064	3.250%	20,936,496	20,569,425
JPMorgan Resecuritization Trust(a),(h)
CMO Series 2014-1 Class 1016
03/26/2036	3.741%	2,966,325	2,957,649
JPMorgan Resecuritization Trust(a)
CMO Series 2014-5 Class 6A
09/27/2036	4.000%	1,169,352	1,166,840
Legacy Mortgage Asset Trust(a)
CMO Series 2017-GS1 Class A1
01/25/2057	3.500%	5,562,136	5,501,388
CMO Series 2017-GS1 Class A2
01/25/2057	3.500%	1,298,000	1,201,117
LVII Resecuritization Trust(a),(h)
Subordinated, CMO Series 2009-3 Class B3
11/27/2037	5.777%	8,000,000	8,235,645
Mill City Mortgage Loan Trust(a),(h)
CMO Series 2018-1 Class A1
05/25/2062	3.250%	10,400,000	10,359,440
Morgan Stanley Re-Remic Trust(a),(h)
CMO Series 2010-R1 Class 2B
07/26/2035	3.631%	588,097	588,127
Nomura Resecuritization Trust(a),(b)
CMO Series 2014-6R Class 3A1
1-month USD LIBOR + 0.260% 01/26/2036	2.392%	2,284,297	2,260,384
NRZ Excess Spread-Collateralized Notes(a)
CMO Series 2018-PLS2 Class A
02/25/2023	3.265%	5,569,937	5,542,650
Series 2018-PLS1 Class A
01/25/2023	3.193%	15,152,062	15,057,907
Series 2018-PLS1 Class C
01/25/2023	3.981%	10,162,968	10,072,432
Subordinated CMO Series 2018-PLS2 Class C
02/25/2023	4.102%	6,608,400	6,568,255
Subordinated CMO Series 2018-PLS2 Class D
02/25/2023	4.593%	9,440,571	9,384,716
Oaktown Re Ltd.(a),(b),(d)
CMO Series 2017-1A Class M1
1-month USD LIBOR + 2.250% 04/25/2027	4.147%	4,361,298	4,365,437

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2018	25

Portfolio of Investments  (continued)
April 30, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PNMAC GMSR Issuer Trust(a),(b),(d)
CMO Series 2017-GT2 Class A
1-month USD LIBOR + 4.000% 08/25/2023	5.897%	6,200,000	6,269,750
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% 02/25/2023	4.747%	9,800,000	9,861,157
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2017-2A Class A2
09/25/2022	5.000%	4,500,000	4,466,940
Preston Ridge Partners Mortgage LLC(a),(h)
CMO Series 2017-3A Class A1
11/25/2022	3.470%	10,205,262	10,164,863
CMO Series 2017-3A Class A2
11/25/2022	5.000%	3,000,000	2,978,034
Preston Ridge Partners Mortgage LLC(a),(d)
CMO Series 2018-1A Class A1
04/25/2023	3.750%	9,670,000	9,626,109
Pretium Mortgage Credit Partners I LLC(a),(h)
CMO Series 2017-NPL3 Class A1
06/29/2032	3.250%	5,395,470	5,361,324
Pretium Mortgage Credit Partners I LLC(a)
CMO Series 2018-NPL1 Class A1
01/27/2033	3.375%	13,272,022	13,211,295
Pretium Mortgage Credit Partners LLC(a),(h)
CMO Series 2017-NPL5 Class A1
12/30/2032	3.327%	5,259,820	5,238,573
SGR Residential Mortgage Trust(a)
CMO Series 2016-1 Class A1
11/25/2046	3.750%	357,699	356,751
Sunset Mortgage Loan Co., LLC(a)
CMO Series 2017-NPL1 Class A
06/15/2047	3.500%	783,912	784,365
U.S. Residential Opportunity Fund IV Trust(a)
Series 2017-1III Class A
11/27/2037	3.352%	5,109,155	5,086,079
Verus Securitization Trust(a)
CMO Series 2017-SG1A Class A1
11/25/2047	2.690%	12,696,891	12,563,014
Subordinated, CMO Series 2017-SG1A Class B1
11/25/2047	3.615%	3,000,000	2,985,927
Verus Securitization Trust(a),(d),(h)
CMO Series 2018-INV1 Class A1
03/25/2058	3.626%	14,300,000	14,300,000
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $354,570,885)			353,223,509

Senior Loans 0.0%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Consumer Products 0.0%
Serta Simmons Bedding LLC(b),(q)
2nd Lien Term Loan
3-month USD LIBOR + 8.000% 11/08/2024	10.331%	171,615	136,004
Property & Casualty 0.0%
Hub International Limited(b),(p),(q)
Term Loan
3-month USD LIBOR + 3.000% 04/25/2025		84,000	84,490
Technology 0.0%
Ascend Learning LLC(b),(q)
Term Loan
3-month USD LIBOR + 3.000% 07/12/2024	4.901%	28,855	28,945
Information Resources, Inc.(b),(q)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% 01/20/2025	10.194%	125,000	125,313
Misys Ltd.(b),(q)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 06/13/2024	5.484%	94,433	94,337
Total			248,595
Total Senior Loans (Cost $498,627)			469,089

U.S. Treasury Obligations 1.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
10/31/2024	2.250%	25,461,000	24,507,920
U.S. Treasury(o)
08/15/2027	2.250%	6,872,500	6,490,443
Total U.S. Treasury Obligations (Cost $32,164,699)			30,998,363

Options Purchased Puts 0.3%
Value ($)
(Cost $4,312,500)	6,867,375

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Total Return Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Money Market Funds 4.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.889%(r),(s)	97,258,162	97,248,436
Total Money Market Funds (Cost $97,248,594)		97,248,436
Total Investments in Securities (Cost: $2,449,084,914)		2,393,424,546
Other Assets & Liabilities, Net		(290,948,654)
Net Assets		2,102,475,892
At April 30, 2018, securities and/or cash totaling $13,010,394 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	1,181	06/2018	USD	142,049,180	—	(549,792)
U.S. Treasury 5-Year Note	1,331	06/2018	USD	151,438,292	—	(785,206)
U.S. Ultra Bond	534	06/2018	USD	85,045,993	—	(283,795)
Total					—	(1,618,793)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	150,000,000	150,000,000	2.85	01/2021	4,312,500	6,867,375

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 29	Morgan Stanley	12/20/2022	1.000	Quarterly	USD	69,332,000	(271,603)	—	—	—	(271,603)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Bank of America Corp.	Barclays	06/20/2018	1.000	Quarterly	0.034%	USD	15,565,000	21,224	18,159	12,952	—	26,431	—
Citigroup, Inc.	Barclays	06/20/2018	1.000	Quarterly	0.023%	USD	15,340,000	21,152	17,897	10,668	—	28,381	—
Markit CMBX North America Index, Series 7 BBB-	Credit Suisse	01/17/2047	3.000	Monthly	5.072%	USD	7,500,000	(692,250)	3,750	—	(621,309)	—	(67,191)
Markit CMBX North America Index, Series 7 BBB-	Credit Suisse	01/17/2047	3.000	Monthly	5.072%	USD	7,500,000	(692,250)	3,750	—	(551,564)	—	(136,936)
Markit CMBX North America Index, Series 7 BBB-	Credit Suisse	01/17/2047	3.000	Monthly	5.072%	USD	6,000,000	(553,800)	3,000	—	(378,059)	—	(172,741)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2018	27

Portfolio of Investments  (continued)
April 30, 2018
Credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Citigroup, Inc.	Goldman Sachs International	06/20/2018	1.000	Quarterly	0.023%	USD	7,800,000	10,755	9,100	4,883	—	14,972	—
Bank of America Corp.	JPMorgan	06/20/2018	1.000	Quarterly	0.034%	USD	23,480,000	32,017	27,393	16,958	—	42,452	—
Cenovus Energy, Inc.	JPMorgan	06/20/2018	1.000	Quarterly	0.959%	USD	5,145,000	4,399	6,003	2,831	—	7,571	—
Citigroup, Inc.	JPMorgan	06/20/2018	1.000	Quarterly	0.023%	USD	23,350,000	32,197	27,242	20,075	—	39,364	—
Citigroup, Inc.	JPMorgan	06/20/2018	1.000	Quarterly	0.023%	USD	15,280,000	21,069	17,827	12,090	—	26,806	—
Citigroup, Inc.	JPMorgan	06/20/2018	1.000	Quarterly	0.023%	USD	7,825,000	10,790	9,129	5,867	—	14,052	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	4.463%	USD	3,200,000	(296,710)	1,600	—	(309,503)	14,393	—
Markit CMBX North America Index, Series 7 BBB-	JPMorgan	01/17/2047	3.000	Monthly	5.072%	USD	3,000,000	(276,900)	1,500	—	(253,870)	—	(21,530)
Bank of America Corp.	Morgan Stanley	06/20/2018	1.000	Quarterly	0.034%	USD	7,800,000	10,636	9,100	4,776	—	14,960	—
Bank of America Corp.	Morgan Stanley	06/20/2018	1.000	Quarterly	0.034%	USD	7,875,000	10,739	9,187	5,255	—	14,671	—
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	6.520%	USD	3,500,000	(439,600)	1,750	—	(364,792)	—	(73,058)
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	6.520%	USD	2,300,000	(288,880)	1,150	—	(171,935)	—	(115,795)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	5.072%	USD	3,000,000	(276,900)	1,500	—	(352,080)	76,680	—
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	5.072%	USD	4,100,000	(378,430)	2,050	—	(450,911)	74,531	—
Total									171,087	96,355	(3,454,023)	395,264	(587,251)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 21	Morgan Stanley	12/20/2018	5.000	Quarterly	1.511%	USD	106,697,040	1,459,088	—	—	1,459,088	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Total Return Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2018, the value of these securities amounted to $1,169,276,966, which represents 55.61% of net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of April 30, 2018.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2018, the value of these securities amounted to $14,402,053, which represents 0.69% of net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents a security purchased on a when-issued basis.
(f)	Represents shares owned in the residual interest of an asset-backed securitization.
(g)	Zero coupon bond.
(h)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2018.
(i)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(j)	Non-income producing investment.
(k)	Negligible market value.
(l)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of April 30, 2018.
(m)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2018, the value of these securities amounted to $41,069, which represents less than 0.01% of net assets.
(n)	Principal and interest may not be guaranteed by the government.
(o)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(p)	Represents a security purchased on a forward commitment basis.
(q)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of April 30, 2018. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement therefore no weighted average coupon rate is disclosed. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.
(r)	The rate shown is the seven-day current annualized yield at April 30, 2018.
(s)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.889%
	6,149,431	1,589,961,986	(1,498,853,255)	97,258,162	1,471	(592)	819,205	97,248,436
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
PIK	Payment In Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2018	29

Portfolio of Investments  (continued)
April 30, 2018
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Agency	—	70,605,499	—	—	70,605,499
Asset-Backed Securities — Non-Agency	—	509,358,267	14,359,830	—	523,718,097
Commercial Mortgage-Backed Securities - Agency	—	69,002,973	—	—	69,002,973
Commercial Mortgage-Backed Securities - Non-Agency	—	142,824,343	—	—	142,824,343
Common Stocks
Financials	74,278	—	—	—	74,278
Industrials	100,837	—	—	—	100,837
Total Common Stocks	175,115	—	—	—	175,115
Corporate Bonds & Notes	—	598,349,220	41,069	—	598,390,289
Foreign Government Obligations	—	25,215,293	—	—	25,215,293
Municipal Bonds	—	2,793,034	—	—	2,793,034
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Total Return Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Residential Mortgage-Backed Securities - Agency	—	471,893,131	—	—	471,893,131
Residential Mortgage-Backed Securities - Non-Agency	—	317,741,488	35,482,021	—	353,223,509
Senior Loans	—	469,089	—	—	469,089
U.S. Treasury Obligations	30,998,363	—	—	—	30,998,363
Options Purchased Puts	—	6,867,375	—	—	6,867,375
Money Market Funds	—	—	—	97,248,436	97,248,436
Total Investments in Securities	31,173,478	2,215,119,712	49,882,920	97,248,436	2,393,424,546
Investments in Derivatives
Asset
Swap Contracts	—	1,854,352	—	—	1,854,352
Liability
Futures Contracts	(1,618,793)	—	—	—	(1,618,793)
Swap Contracts	—	(858,854)	—	—	(858,854)
Total	29,554,685	2,216,115,210	49,882,920	97,248,436	2,392,801,251
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
Investments in securities	Balance as of 04/30/2017 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 04/30/2018 ($)
Asset-Backed Securities — Non-Agency	6,964,583	—	—	(1,904,753)	9,300,000	—	—	—	14,359,830
Common Stocks	—	—	—	—	—	—	—	—	—
Corporate Bonds & Notes	41,069	—	—	—	—	—	—	—	41,069
Residential Mortgage-Backed Securities — Non-Agency	21,047,680	37,255	10,238	13,230	30,160,851	(9,299,687)	—	(6,487,546)	35,482,021
Total	28,053,332	37,255	10,238	(1,891,523)	39,460,851	(9,299,687)	—	(6,487,546)	49,882,920
(a) Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2018 was $(1,878,563), which is comprised of Asset-Backed Securities — Non-Agency of $(1,904,753) and Residential Mortgage-Backed Securities — Non-Agency of $26,190.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.
Certain corporate bonds and common stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company might result in change to the comparable companies and market multiples.
Certain residential and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2018	31

Statement of Assets and Liabilities
April 30, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,347,523,820)	$2,289,308,735
Affiliated issuers (cost $97,248,594)	97,248,436
Options purchased (cost $4,312,500)	6,867,375
Cash	16,757
Cash collateral held at broker for:
Swap contracts	2,310,000
TBA	710,000
Margin deposits on:
Swap contracts	4,155,511
Unrealized appreciation on swap contracts	395,264
Upfront payments on swap contracts	96,355
Receivable for:
Investments sold	8,444,008
Investments sold on a delayed delivery basis	36,025,209
Capital shares sold	4,002,574
Dividends	153,150
Interest	11,600,072
Foreign tax reclaims	78,602
Variation margin for futures contracts	672,625
Variation margin for swap contracts	20,462
Expense reimbursement due from Investment Manager	7,848
Prepaid expenses	3,320
Trustees’ deferred compensation plan	239,526
Total assets	2,462,355,829
Liabilities
Unrealized depreciation on swap contracts	587,251
Upfront receipts on swap contracts	3,454,023
Payable for:
Investments purchased	6,487,840
Investments purchased on a delayed delivery basis	339,919,952
Capital shares purchased	4,919,532
Distributions to shareholders	3,731,863
Variation margin for futures contracts	15,765
Variation margin for swap contracts	6,549
Management services fees	84,223
Distribution and/or service fees	17,950
Transfer agent fees	246,206
Compensation of board members	20,373
Compensation of chief compliance officer	95
Other expenses	148,789
Trustees’ deferred compensation plan	239,526
Total liabilities	359,879,937
Net assets applicable to outstanding capital stock	$2,102,475,892
Represented by
Paid in capital	2,172,058,470
Excess of distributions over net investment income	(5,296,202)
Accumulated net realized loss	(8,002,713)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(58,215,085)
Investments - affiliated issuers	(158)
Futures contracts	(1,618,793)
Options purchased	2,554,875
Swap contracts	995,498
Total - representing net assets applicable to outstanding capital stock	$2,102,475,892
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Total Return Bond Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
April 30, 2018
Class A
Net assets	$711,850,167
Shares outstanding	80,602,047
Net asset value per share	$8.83
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.10
Advisor Class
Net assets	$6,725,903
Shares outstanding	762,437
Net asset value per share	$8.82
Class C
Net assets	$38,974,579
Shares outstanding	4,413,016
Net asset value per share	$8.83
Institutional Class
Net assets	$1,037,100,872
Shares outstanding	117,379,786
Net asset value per share	$8.84
Institutional 2 Class
Net assets	$31,099,368
Shares outstanding	3,524,938
Net asset value per share	$8.82
Institutional 3 Class
Net assets	$272,331,761
Shares outstanding	30,819,425
Net asset value per share	$8.84
Class R
Net assets	$1,636,961
Shares outstanding	185,319
Net asset value per share	$8.83
Class T
Net assets	$2,756,281
Shares outstanding	312,199
Net asset value per share	$8.83
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$9.06
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2018	33

Statement of Operations
Year Ended April 30, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$2,891,983
Dividends — affiliated issuers	819,205
Interest	76,007,705
Foreign taxes withheld	(1,446)
Total income	79,717,447
Expenses:
Management services fees	11,472,735
Distribution and/or service fees
Class A	1,950,891
Class B	4,320
Class C	443,726
Class R	10,364
Class T	10,704
Transfer agent fees
Class A	1,150,107
Advisor Class	23,108
Class B	695
Class C	65,426
Institutional Class	1,593,458
Institutional 2 Class	21,405
Institutional 3 Class	34,736
Class K	1,537
Class R	3,069
Class T	6,372
Plan administration fees
Class K	6,457
Compensation of board members	60,510
Custodian fees	72,923
Printing and postage fees	164,917
Registration fees	157,009
Audit fees	55,247
Legal fees	60,252
Compensation of chief compliance officer	906
Other	67,948
Total expenses	17,438,822
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,020,718)
Expense reduction	(2,219)
Total net expenses	16,415,885
Net investment income	63,301,562
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Total Return Bond Fund | Annual Report 2018

Statement of Operations  (continued)
Year Ended April 30, 2018
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	21,205,580
Investments — affiliated issuers	1,471
Foreign currency translations	(67,628)
Futures contracts	(8,682,906)
Options purchased	73,750
Options contracts written	2,236,750
Swap contracts	(2,685,238)
Net realized gain	12,081,779
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(67,968,724)
Investments — affiliated issuers	(592)
Foreign currency translations	51,948
Futures contracts	(532,616)
Options purchased	2,554,875
Swap contracts	(1,009,111)
Net change in unrealized appreciation (depreciation)	(66,904,220)
Net realized and unrealized loss	(54,822,441)
Net increase in net assets resulting from operations	$8,479,121
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2018	35

Statement of Changes in Net Assets
	Year Ended April 30, 2018	Year Ended April 30, 2017
Operations
Net investment income	$63,301,562	$83,184,976
Net realized gain	12,081,779	12,370,300
Net change in unrealized appreciation (depreciation)	(66,904,220)	(23,851,421)
Net increase in net assets resulting from operations	8,479,121	71,703,855
Distributions to shareholders
Net investment income
Class A	(18,097,044)	(23,614,095)
Advisor Class	(408,283)	(369,491)
Class B	(7,150)	(71,803)
Class C	(714,362)	(967,189)
Class I	—	(11,324,590)
Institutional Class	(27,581,855)	(28,260,974)
Institutional 2 Class	(819,334)	(687,723)
Institutional 3 Class	(10,776,078)	(1,724,891)
Class K	(64,211)	(253,593)
Class R	(43,857)	(49,004)
Class T	(101,580)	(10,761,090)
Net realized gains
Class A	—	(14,462,320)
Advisor Class	—	(282,696)
Class B	—	(60,023)
Class C	—	(843,556)
Class I	—	(6,422,044)
Institutional Class	—	(15,192,584)
Institutional 2 Class	—	(361,965)
Institutional 3 Class	—	(291,165)
Class K	—	(178,228)
Class R	—	(35,864)
Class T	—	(7,513,363)
Return of capital
Class A	(819,817)	—
Advisor Class	(13,542)	—
Class C	(31,069)	—
Institutional Class	(1,299,402)	—
Institutional 2 Class	(39,002)	—
Institutional 3 Class	(502,689)	—
Class K	(1,355)	—
Class R	(1,635)	—
Class T	(3,502)	—
Total distributions to shareholders	(61,325,767)	(123,728,251)
Decrease in net assets from capital stock activity	(304,454,198)	(654,270,816)
Total decrease in net assets	(357,300,844)	(706,295,212)
Net assets at beginning of year	2,459,776,736	3,166,071,948
Net assets at end of year	$2,102,475,892	$2,459,776,736
Excess of distributions over net investment income	$(5,296,202)	$(11,436,277)
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Total Return Bond Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2018		April 30, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	5,116,828	46,221,131	6,661,894	61,144,580
Distributions reinvested	2,040,194	18,410,244	3,942,127	35,754,633
Redemptions	(17,352,715)	(156,487,295)	(26,215,905)	(237,927,346)
Net decrease	(10,195,693)	(91,855,920)	(15,611,884)	(141,028,133)
Advisor Class
Subscriptions	474,552	4,268,927	1,412,732	12,919,784
Distributions reinvested	44,973	406,191	69,549	626,988
Redemptions	(1,758,241)	(15,708,706)	(381,168)	(3,462,997)
Net increase (decrease)	(1,238,716)	(11,033,588)	1,101,113	10,083,775
Class B
Subscriptions	92	836	12,286	113,871
Distributions reinvested	611	5,547	13,334	120,868
Redemptions	(244,307)	(2,222,352)	(355,161)	(3,239,503)
Net decrease	(243,604)	(2,215,969)	(329,541)	(3,004,764)
Class C
Subscriptions	416,508	3,753,789	714,416	6,574,669
Distributions reinvested	77,630	700,760	178,381	1,614,690
Redemptions	(1,545,579)	(13,926,923)	(1,515,584)	(13,806,947)
Net decrease	(1,051,441)	(9,472,374)	(622,787)	(5,617,588)
Class I
Subscriptions	—	—	8,248,118	75,149,073
Distributions reinvested	—	—	1,865,934	16,971,503
Redemptions	—	—	(55,924,363)	(504,565,813)
Net decrease	—	—	(45,810,311)	(412,445,237)
Institutional Class
Subscriptions	25,841,081	233,942,778	29,415,866	265,586,748
Distributions reinvested	1,985,971	17,919,936	2,394,950	21,738,389
Redemptions	(30,353,938)	(274,053,357)	(29,190,155)	(267,928,518)
Net increase (decrease)	(2,526,886)	(22,190,643)	2,620,661	19,396,619
Institutional 2 Class
Subscriptions	2,066,473	18,670,006	779,317	7,043,171
Distributions reinvested	95,154	857,131	115,782	1,049,222
Redemptions	(1,714,512)	(15,466,228)	(280,143)	(2,554,494)
Net increase	447,115	4,060,909	614,956	5,537,899
Institutional 3 Class
Subscriptions	5,131,929	46,517,075	49,029,754	440,859,174
Distributions reinvested	1,234,672	11,151,412	222,421	2,013,245
Redemptions	(24,787,528)	(221,125,812)	(1,977,204)	(17,865,913)
Net increase (decrease)	(18,420,927)	(163,457,325)	47,274,971	425,006,506
Class K
Subscriptions	19,347	175,445	108,353	990,928
Distributions reinvested	7,196	65,191	47,551	431,401
Redemptions	(397,724)	(3,553,499)	(1,072,105)	(9,652,634)
Net decrease	(371,181)	(3,312,863)	(916,201)	(8,230,305)
Class R
Subscriptions	99,064	896,388	141,055	1,301,408
Distributions reinvested	4,373	39,499	7,898	71,447
Redemptions	(170,808)	(1,549,815)	(158,013)	(1,449,847)
Net decrease	(67,371)	(613,928)	(9,060)	(76,992)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2018	37

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2018		April 30, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Class T
Subscriptions	24	213	9,080,031	84,105,553
Distributions reinvested	11,601	104,835	2,008,338	18,274,032
Redemptions	(494,017)	(4,467,545)	(71,410,520)	(646,272,181)
Net decrease	(482,392)	(4,362,497)	(60,322,151)	(543,892,596)
Total net decrease	(34,151,096)	(304,454,198)	(72,010,234)	(654,270,816)
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Total Return Bond Fund | Annual Report 2018

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Columbia Total Return Bond Fund | Annual Report 2018	39

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital
Class A
Year Ended 4/30/2018	$9.04	0.23	(0.22)	0.01	(0.21)	—	(0.01)
Year Ended 4/30/2017	$9.20	0.25	(0.04)	0.21	(0.23)	(0.14)	—
Year Ended 4/30/2016	$9.25	0.22	0.01 (e)	0.23	(0.17)	(0.11)	—
Year Ended 4/30/2015	$9.15	0.23	0.09	0.32	(0.22)	—	—
Year Ended 4/30/2014	$9.49	0.24	(0.31)	(0.07)	(0.21)	(0.06)	—
Advisor Class
Year Ended 4/30/2018	$9.02	0.25	(0.21)	0.04	(0.23)	—	(0.01)
Year Ended 4/30/2017	$9.18	0.26	(0.02)	0.24	(0.26)	(0.14)	—
Year Ended 4/30/2016	$9.24	0.24	0.00 (e),(f)	0.24	(0.19)	(0.11)	—
Year Ended 4/30/2015	$9.14	0.25	0.10	0.35	(0.25)	—	—
Year Ended 4/30/2014	$9.48	0.27	(0.31)	(0.04)	(0.24)	(0.06)	—
Class C
Year Ended 4/30/2018	$9.04	0.16	(0.22)	(0.06)	(0.14)	—	(0.01)
Year Ended 4/30/2017	$9.20	0.18	(0.04)	0.14	(0.16)	(0.14)	—
Year Ended 4/30/2016	$9.25	0.15	0.01 (e)	0.16	(0.10)	(0.11)	—
Year Ended 4/30/2015	$9.15	0.17	0.09	0.26	(0.16)	—	—
Year Ended 4/30/2014	$9.49	0.19	(0.31)	(0.12)	(0.16)	(0.06)	—
Institutional Class
Year Ended 4/30/2018	$9.04	0.25	(0.21)	0.04	(0.23)	—	(0.01)
Year Ended 4/30/2017	$9.20	0.27	(0.03)	0.24	(0.26)	(0.14)	—
Year Ended 4/30/2016	$9.26	0.24	0.00 (e),(f)	0.24	(0.19)	(0.11)	—
Year Ended 4/30/2015	$9.15	0.25	0.11	0.36	(0.25)	—	—
Year Ended 4/30/2014	$9.49	0.27	(0.31)	(0.04)	(0.24)	(0.06)	—
Institutional 2 Class
Year Ended 4/30/2018	$9.03	0.26	(0.22)	0.04	(0.24)	—	(0.01)
Year Ended 4/30/2017	$9.18	0.27	(0.02)	0.25	(0.26)	(0.14)	—
Year Ended 4/30/2016	$9.24	0.25	0.00 (e),(f)	0.25	(0.20)	(0.11)	—
Year Ended 4/30/2015	$9.14	0.25	0.10	0.35	(0.25)	—	—
Year Ended 4/30/2014	$9.48	0.28	(0.31)	(0.03)	(0.25)	(0.06)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Total Return Bond Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.22)	$8.83	0.08%	0.91%	0.86% (c)	2.51%	300%	$711,850
(0.37)	$9.04	2.37%	0.89% (d)	0.84% (c),(d)	2.70%	379%	$820,441
(0.28)	$9.20	2.58%	0.91%	0.86% (c)	2.39%	458%	$978,460
(0.22)	$9.25	3.56%	0.92%	0.85% (c)	2.45%	316%	$1,248,168
(0.27)	$9.15	(0.62%)	0.91%	0.85% (c)	2.67%	274%	$1,473,961

(0.24)	$8.82	0.44%	0.66%	0.61% (c)	2.72%	300%	$6,726
(0.40)	$9.02	2.63%	0.63% (d)	0.59% (c),(d)	2.87%	379%	$18,057
(0.30)	$9.18	2.72%	0.66%	0.61% (c)	2.65%	458%	$8,265
(0.25)	$9.24	3.82%	0.67%	0.60% (c)	2.70%	316%	$7,656
(0.30)	$9.14	(0.38%)	0.67%	0.60% (c)	3.02%	274%	$7,477

(0.15)	$8.83	(0.67%)	1.66%	1.61% (c)	1.75%	300%	$38,975
(0.30)	$9.04	1.61%	1.64% (d)	1.59% (c),(d)	1.95%	379%	$49,380
(0.21)	$9.20	1.81%	1.66%	1.61% (c)	1.65%	458%	$55,975
(0.16)	$9.25	2.89%	1.67%	1.50% (c)	1.80%	316%	$60,605
(0.22)	$9.15	(1.21%)	1.66%	1.45% (c)	2.07%	274%	$64,739

(0.24)	$8.84	0.44%	0.66%	0.61% (c)	2.76%	300%	$1,037,101
(0.40)	$9.04	2.63%	0.64% (d)	0.59% (c),(d)	2.94%	379%	$1,083,917
(0.30)	$9.20	2.72%	0.66%	0.61% (c)	2.64%	458%	$1,078,815
(0.25)	$9.26	3.93%	0.67%	0.60% (c)	2.69%	316%	$1,175,483
(0.30)	$9.15	(0.37%)	0.66%	0.60% (c)	2.92%	274%	$1,289,621

(0.25)	$8.82	0.38%	0.58%	0.55%	2.82%	300%	$31,099
(0.40)	$9.03	2.79%	0.54% (d)	0.54% (d)	2.99%	379%	$27,782
(0.31)	$9.18	2.80%	0.55%	0.54%	2.73%	458%	$22,621
(0.25)	$9.24	3.89%	0.55%	0.54%	2.74%	316%	$21,580
(0.31)	$9.14	(0.28%)	0.51%	0.50%	3.15%	274%	$15,980
Columbia Total Return Bond Fund | Annual Report 2018	41

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital
Institutional 3 Class
Year Ended 4/30/2018	$9.04	0.26	(0.21)	0.05	(0.24)	—	(0.01)
Year Ended 4/30/2017	$9.20	0.24	0.01 (e)	0.25	(0.27)	(0.14)	—
Year Ended 4/30/2016	$9.26	0.25	0.00 (e),(f)	0.25	(0.20)	(0.11)	—
Year Ended 4/30/2015	$9.16	0.26	0.10	0.36	(0.26)	—	—
Year Ended 4/30/2014	$9.49	0.29	(0.31)	(0.02)	(0.25)	(0.06)	—
Class R
Year Ended 4/30/2018	$9.04	0.20	(0.21)	(0.01)	(0.19)	—	(0.01)
Year Ended 4/30/2017	$9.20	0.22	(0.03)	0.19	(0.21)	(0.14)	—
Year Ended 4/30/2016	$9.26	0.19	0.01 (e)	0.20	(0.15)	(0.11)	—
Year Ended 4/30/2015	$9.15	0.20	0.11	0.31	(0.20)	—	—
Year Ended 4/30/2014	$9.49	0.22	(0.31)	(0.09)	(0.19)	(0.06)	—
Class T
Year Ended 4/30/2018	$9.03	0.23	(0.21)	0.02	(0.21)	—	(0.01)
Year Ended 4/30/2017	$9.21	0.26	(0.07)	0.19	(0.23)	(0.14)	—
Year Ended 4/30/2016	$9.26	0.22	0.01 (e)	0.23	(0.17)	(0.11)	—
Year Ended 4/30/2015	$9.16	0.23	0.09	0.32	(0.22)	—	—
Year Ended 4/30/2014	$9.50	0.24	(0.30)	(0.06)	(0.22)	(0.06)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R	Class T
04/30/2017	0.02%	0.02%	0.02%	0.02%	0.02%	0.01%	0.02%	0.02%

(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Total Return Bond Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.25)	$8.84	0.55%	0.52%	0.50%	2.85%	300%	$272,332
(0.41)	$9.04	2.74%	0.50% (d)	0.50% (d)	2.70%	379%	$445,184
(0.31)	$9.20	2.85%	0.50%	0.49%	2.77%	458%	$18,086
(0.26)	$9.26	3.94%	0.50%	0.49%	2.80%	316%	$18,249
(0.31)	$9.16	(0.17%)	0.51%	0.50%	3.21%	274%	$15,642

(0.20)	$8.83	(0.17%)	1.16%	1.11% (c)	2.24%	300%	$1,637
(0.35)	$9.04	2.12%	1.14% (d)	1.09% (c),(d)	2.43%	379%	$2,284
(0.26)	$9.20	2.21%	1.16%	1.11% (c)	2.13%	458%	$2,407
(0.20)	$9.26	3.41%	1.17%	1.10% (c)	2.19%	316%	$2,769
(0.25)	$9.15	(0.87%)	1.16%	1.10% (c)	2.43%	274%	$2,750

(0.22)	$8.83	0.19%	0.91%	0.86% (c)	2.49%	300%	$2,756
(0.37)	$9.03	2.15%	0.88% (d)	0.84% (c),(d)	2.81%	379%	$7,178
(0.28)	$9.21	2.58%	0.91%	0.86% (c)	2.41%	458%	$562,638
(0.22)	$9.26	3.56%	0.92%	0.85% (c)	2.45%	316%	$453,340
(0.28)	$9.16	(0.62%)	0.91%	0.85% (c)	2.68%	274%	$507,419
Columbia Total Return Bond Fund | Annual Report 2018	43

Notes to Financial Statements
April 30, 2018
Note 1. Organization
Columbia Total Return Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
44	Columbia Total Return Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
Columbia Total Return Bond Fund | Annual Report 2018	45

Notes to Financial Statements  (continued)
April 30, 2018
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables
46	Columbia Total Return Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the
Columbia Total Return Bond Fund | Annual Report 2018	47

Notes to Financial Statements  (continued)
April 30, 2018
performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
48	Columbia Total Return Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Columbia Total Return Bond Fund | Annual Report 2018	49

Notes to Financial Statements  (continued)
April 30, 2018
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	1,854,352*
Credit risk	Upfront payments on swap contracts	96,355
Interest rate risk	Investments, at value — Options purchased	6,867,375
Total		8,818,082

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	858,854*
Credit risk	Upfront receipts on swap contracts	3,454,023
Interest rate risk	Net assets — unrealized depreciation on futures contracts	1,618,793*
Total		5,931,670

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(2,685,238)	(2,685,238)
Interest rate risk	(8,682,906)	2,236,750	73,750	—	(6,372,406)
Total	(8,682,906)	2,236,750	73,750	(2,685,238)	(9,057,644)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(1,009,111)	(1,009,111)
Interest rate risk	(532,616)	2,554,875	—	2,022,259
Total	(532,616)	2,554,875	(1,009,111)	1,013,148
50	Columbia Total Return Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	279,388,419
Futures contracts — short	71,719,553
Credit default swap contracts — buy protection	375,013,750
Credit default swap contracts — sell protection	617,096,195

Derivative instrument	Average value ($)
Options contracts — purchased	3,558,569*
Options contracts — written	(379,997)**

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2018.
**	Based on the ending daily outstanding amounts for the year ended April 30, 2018.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
Columbia Total Return Bond Fund | Annual Report 2018	51

Notes to Financial Statements  (continued)
April 30, 2018
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
52	Columbia Total Return Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2018:
	Barclays ($)	Citi ($)	Credit Suisse ($)	Goldman Sachs International ($)	JPMorgan ($)(a)	JPMorgan ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	-	-	20,462	20,462
Options purchased puts	-	6,867,375	-	-	-	-	-	-	6,867,375
OTC credit default swap contracts (c)	78,432	-	-	19,855	188,066	-	39,662	-	326,015
Total assets	78,432	6,867,375	-	19,855	188,066	-	39,662	20,462	7,213,852
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	-	-	6,549	6,549
OTC credit default swap contracts (c)	-	-	1,927,800	-	-	570,510	1,377,360	-	3,875,670
Total liabilities	-	-	1,927,800	-	-	570,510	1,377,360	6,549	3,882,219
Total financial and derivative net assets	78,432	6,867,375	(1,927,800)	19,855	188,066	(570,510)	(1,337,698)	13,913	3,331,633
Total collateral received (pledged) (d)	30,000	6,867,375	(1,927,800)	-	183,000	(540,000)	(1,337,698)	-	3,274,877
Net amount (e)	48,432	-	-	19,855	5,066	(30,510)	-	13,913	56,756

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
Columbia Total Return Bond Fund | Annual Report 2018	53

Notes to Financial Statements  (continued)
April 30, 2018
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
54	Columbia Total Return Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2018 was 0.48% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Class K and Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
Columbia Total Return Bond Fund | Annual Report 2018	55

Notes to Financial Statements  (continued)
April 30, 2018
For the year ended April 30, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class B	0.04 (a)
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class K	0.05 (a)
Class R	0.15
Class T	0.15

(a)	Unannualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At April 30, 2018, the Fund’s total potential future obligation over the life of the Guaranty is $2,582. The liability remaining at April 30, 2018 for non-recurring charges associated with the lease amounted to $2,830 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2018, these minimum account balance fees reduced total expenses of the Fund by $2,219.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a service fee or distribution fee for Class B shares.
56	Columbia Total Return Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2018, if any, are listed below:
Amount ($)
Class A	211,833
Class B	85
Class C	2,016
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2017 through August 31, 2018	Prior to September 1, 2017
Class A	0.86%	0.86%
Advisor Class	0.61	0.61
Class C	1.61	1.61
Institutional Class	0.61	0.61
Institutional 2 Class	0.55	0.56
Institutional 3 Class	0.50	0.51
Class R	1.11	1.11
Class T	0.86	0.86
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Total Return Bond Fund | Annual Report 2018	57

Notes to Financial Statements  (continued)
April 30, 2018
At April 30, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, post-October capital losses, late-year ordinary losses, capital loss carryforwards, trustees’ deferred compensation, distributions, principal and/or interest from fixed income securities, foreign currency transactions and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,452,267	(1,452,267)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2018				Year Ended April 30, 2017
Ordinary income ($)	Long-term capital gains ($)	Tax return of capital ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
58,613,754	—	2,712,013	61,325,767	110,767,058	12,961,193	123,728,251
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	—	(2,587,156)	(52,447,814)
At April 30, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,445,249,065	17,337,152	(69,784,966)	(52,447,814)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended April 30, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	2,587,156	—	2,587,156	—	—	—
58	Columbia Total Return Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2018, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on May 1, 2018.
Late year ordinary losses ($)	Post-October capital losses ($)
37,142	5,187,615
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $7,761,169,158 and $8,205,609,512, respectively, for the year ended April 30, 2018, of which $5,803,555,341 and $6,367,772,161, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended April 30, 2018.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Columbia Total Return Bond Fund | Annual Report 2018	59

Notes to Financial Statements  (continued)
April 30, 2018
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
60	Columbia Total Return Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Shareholder concentration risk
At April 30, 2018, one unaffiliated shareholder of record owned 17.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 59.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Total Return Bond Fund | Annual Report 2018	61

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Total Return Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Total Return Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2018, the related statement of operations for the year ended April 30, 2018, the statement of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2018 and the financial highlights for each of the five years in the period ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
62	Columbia Total Return Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	71	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	71	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	71	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Columbia Total Return Bond Fund | Annual Report 2018	63

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	71	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	71	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
64	Columbia Total Return Bond Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Total Return Bond Fund | Annual Report 2018	65

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
66	Columbia Total Return Bond Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Total Return Bond Fund | Annual Report 2018	67

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Columbia Total Return Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN166_04_H01_(06/18)

Annual Report
April 30, 2018
Columbia Multi-Asset Income Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Multi-Asset Income Fund   |  Annual Report 2018

Columbia Multi-Asset Income Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Multi-Asset Income Fund (the Fund) seeks to provide shareholders with a high level of current income, with a secondary objective of total return.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended April 30, 2018)
		Inception	1 Year	Life
Class A	Excluding sales charges	03/27/15	2.27	3.56
	Including sales charges		-2.61	1.94
Advisor Class		03/27/15	2.53	3.83
Class C	Excluding sales charges	03/27/15	1.51	2.78
	Including sales charges		0.54	2.78
Institutional Class		03/27/15	2.53	3.86
Institutional 2 Class		03/27/15	2.68	3.90
Institutional 3 Class*		03/01/17	2.73	3.69
Class T	Excluding sales charges	03/27/15	2.38	3.60
	Including sales charges		-0.17	2.74
Blended Benchmark			5.02	4.89
Bloomberg Barclays U.S. Aggregate Bond Index			-0.32	0.96
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark is a weighted custom composite consisting of 60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500 Index. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large capitalization U.S. stocks and its frequently used as a general measure of market performance.
The Bloomberg Barclays U.S. Aggregate Bond Index, is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Multi-Asset Income Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (March 27, 2015 — April 30, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Multi-Asset Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at April 30, 2018)
SPDR Bloomberg Barclays Convertible Securities ETF	4.8
SPDR Blackstone/GSO Senior Loan ETF	4.7
iShares US Preferred Stock ETF	4.0
HSBC Bank U.S.A. NA 06/11/2018 14.130%	3.7
PowerShares S&P 500 High Dividend Low Volatility Portfolio ETF	3.6
Citigroup Global Markets Holdings Inc. 10/05/2018 15.360%	3.4
Deutsche Bank AG 05/04/2018 12.800%	3.4
Morgan Stanley BV 09/07/2018 14.860%	3.4
Credit Suisse AG 08/06/2018 14.860%	3.4
Societe Generale SA 07/12/2018 13.700%	3.3
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at April 30, 2018)
Asset-Backed Securities — Non-Agency	3.4
Commercial Mortgage-Backed Securities - Non-Agency	1.0
Common Stocks	9.9
Convertible Preferred Stocks	0.1
Corporate Bonds & Notes	21.5
Equity-Linked Notes	20.0
Exchange-Traded Funds	18.7
Foreign Government Obligations	11.9
Limited Partnerships	0.0 (a)
Money Market Funds	3.6
Residential Mortgage-Backed Securities - Agency	0.9
Residential Mortgage-Backed Securities - Non-Agency	6.1
Senior Loans	0.1
U.S. Treasury Obligations	2.8
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Columbia Multi-Asset Income Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2018, the Fund’s Class A shares returned 2.27% excluding sales charges. During the same time period, the Fund underperformed its Blended Benchmark, which returned 5.02%, and outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, which returned -0.32%. To compare, the S&P 500 Index returned 13.27% for the same time period. The Fund’s performance is primarily attributable to a combination of asset allocation decisions and underlying positioning across the asset class spectrum.
Fixed income markets significantly lagged equities amid “risk on” sentiment
The 12-month period ended April 30, 2018 saw a market environment with positive absolute returns in many asset classes, though equities generally outperformed fixed income, in some cases rewarding investors with double-digit returns. Within the broad equities market, U.S. equities overall lagged their international equity counterparts. The MSCI EAFE Index (Net), representing developed international equities, posted a return of 14.51%, and emerging markets equities fared even better, with the MSCI Emerging Markets Index (Net) generating a return of 21.71%. Within the U.S., the S&P 500 Index posted positive absolute returns in the first nine consecutive months of the period. However, February and March 2018 were marked by significantly increased volatility and declining returns, before eking out a modestly positive return in April 2018. U.S. dividend-paying equities, as measured by the MSCI USA High Dividend Yield Index, posted a return of 9.27% for the period. Preferred stocks lagged the broad U.S. equity market even more, posting a return of just 1.97%, as represented by the ICE BofAML U.S. Preferred Stock Fixed Rate Index.
Among non-traditional asset classes, convertible securities outperformed, as the ICE BofAML All Convertibles All Qualities Index posted a return of 9.14% for the period. Floating rate loans posted more muted yet still solid absolute returns for the period, with the Credit Suisse Leveraged Loan Index posting 4.69%. Real estate investment trusts (REITs) and master limited partnerships (MLPs) struggled during the period. The FTSE NAREIT Equity REITs Index and the Alerian MLP Index generated returns of -3.26% and -12.48%, respectively.
More traditional fixed income generated mostly flat returns, as measured by the Bloomberg Barclays Aggregate Bond Index. However, within this asset class, investors willing to take on more risk were rewarded, albeit modestly, during the period. The ICE BofAML U.S. Cash Pay High Yield Constrained Index, representing the high-yield corporate bond market, returned 3.19%, and the JPMorgan Emerging Markets Bond Index-Global, representing emerging markets bonds, returned 0.19% for the period. Long maturity investment-grade corporate bonds also posted a return of 2.38%, as measured by the Bloomberg Barclays U.S. Corporate Investment Grade Long Index. Conversely, securitized bonds, including mortgage-backed securities, generated a return of -0.37%, as measured by the Bloomberg Barclays U.S. Securitized Index. U.S. Treasuries similarly posted a decline, with the Bloomberg Barclays U.S. Long Treasury Index returning -0.04% for the annual period.
Underlying positioning dampened relative results
Overall, asset allocation contributed positively to the Fund’s results, but underlying positioning dampened relative performance. Generally, positioning in equity income and alternative income sources detracted from relative results, while positioning in traditional fixed income added value.
More specifically, within the Fund’s equity income allocation, positions in dividend equities, preferred stocks and equity-linked notes detracted from relative results, as these positions were not able to keep pace with the strong absolute returns of the S&P 500 Index during the period. Still, underlying security selection among preferred stocks added value.
The Fund, being diversified across asset classes, had exposure to certain non-traditional asset classes that did not keep pace with the broad U.S. equity market. As the Blended Benchmark is composed of 40% of the S&P 500 Index, such exposures to these lagging alternative income sources detracted from relative results. Among non-traditional income sources, MLPs were the biggest detractors from the Fund’s relative results. While our security selection within the sector beat the returns of the Alerian MLP Index, it was not enough to offset the detracting effect of being allocated to this sector that posted a double-digit negative return during the annual period. Similarly, security selection within the REITs sector proved positive, outpacing the broader FTSE NAREIT Equity REITs Index, but REITs as a sector underperformed both the broad U.S. equity and fixed income asset classes, and thus the Fund’s exposure to REITs detracted. Exposure to convertible securities also detracted from relative results, but more moderately so. On a positive note, the Fund’s allocation to floating rate loans bolstered performance, as the sector posted positive absolute returns during the period.
4	Columbia Multi-Asset Income Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Within the Fund’s traditional fixed income allocation, underlying positioning added value as many of the traditional fixed income sectors in which the Fund invests outpaced the Bloomberg Barclays U.S. Aggregate Bond Index for the period. The Fund’s exposure to high-yield corporate bonds was the biggest positive contributor to performance within the asset class. Underlying security selection was particularly strong within the securitized sector.
Various factors drove portfolio changes
Asset class changes within the Fund can be driven by active trading, by tactically adjusting allocations to select asset classes or by market appreciation or depreciation within a given asset class. During the period, the Fund’s positioning shifted as market conditions changed. Through the start of 2018, global economic news pointed toward solid economic growth, rising inflation pressures and, in response, less accommodative monetary policy. As such, the Fund was mostly balanced across asset classes, though we did tilt toward a slightly more aggressive stance. However, as January 2018 progressed, economic indicators began to turn, and, accordingly, we adjusted some of the Fund’s positioning based on the heightened volatility the markets were experiencing.
For the period as a whole, we decreased the Fund’s allocation to traditional fixed income overall. Within traditional fixed income, we decreased the Fund’s allocation "spread" sectors (nongovernment bond sectors), including high-yield corporate bonds, emerging market debt, investment-grade corporate bonds and securitized bonds. We also decreased the Fund’s weighting in U.S. Treasuries, as we found other asset class’ return profiles to be more favorable. We increased the Fund’s allocation to equity income strategies, boosting allocations to dividend-paying equities, preferred securities and equity-linked notes. Among non-traditional income sources, we increased the Fund’s allocation to convertible bonds but made a strategic decision to almost entirely eliminate positions in MLPs, as the sector proved to not be beneficial to the risk-aware income strategy that we employed in the Fund.
Derivative positions in the Fund
During the period, we used equity linked notes to implement our covered call writing strategy. We used credit default swap indices to manage the Fund’s fixed-income exposure. We used U.S. Treasury futures to manage the Fund’s duration positioning. The use of these equity linked notes, credit default swap indices and U.S. Treasury futures detracted from the Fund’s relative performance. We used equity futures for hedging purposes and to manage the Fund’s investment exposures. The use of equity futures added value to the Fund’s relative results during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Asset allocation does not assure a profit or protect against loss. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Multi-Asset Income Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2017 — April 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	996.50	1,020.23	4.55	4.61	0.92
Advisor Class	1,000.00	1,000.00	997.70	1,021.47	3.32	3.36	0.67
Class C	1,000.00	1,000.00	992.80	1,016.51	8.25	8.35	1.67
Institutional Class	1,000.00	1,000.00	997.80	1,021.47	3.32	3.36	0.67
Institutional 2 Class	1,000.00	1,000.00	998.00	1,021.62	3.17	3.21	0.64
Institutional 3 Class	1,000.00	1,000.00	998.20	1,021.92	2.87	2.91	0.58
Class T	1,000.00	1,000.00	996.50	1,020.23	4.55	4.61	0.92
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Multi-Asset Income Fund | Annual Report 2018

Portfolio of Investments
April 30, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 3.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class D
3-month USD LIBOR + 6.550% 10/15/2029	8.898%	500,000	508,281
Conn’s Receivables Funding LLC(a)
Series 2017-A Class B
02/15/2020	5.110%	300,000	301,899
Series 2017-B Class A
07/15/2020	2.730%	313,775	313,595
Subordinated, Series 2017-B Class B
11/15/2020	4.520%	300,000	301,709
Consumer Loan Underlying Bond Credit Trust(a)
Series 2017-NP2 Class A
01/16/2024	2.550%	198,859	198,669
Series 2017-NP2 Class B
01/16/2024	3.500%	200,000	199,362
Hertz Vehicle Financing II LP(a)
Subordinated Series 2016-3A Class D
07/25/2020	5.410%	250,000	250,797
OZLM Funding Ltd.(a),(b)
Series 2012-1A Class DR2
3-month USD LIBOR + 6.670% 07/23/2029	9.032%	500,000	508,927
OZLM XXI(a),(b)
Series 2017-21A Class A2
3-month USD LIBOR + 1.450% 01/20/2031	2.750%	500,000	496,584
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class B
06/17/2024	3.900%	200,000	199,801
Subordinated, Series 2017-1A Class C
06/15/2023	5.800%	500,000	508,533
Subordinated, Series 2017-2A Class C
09/15/2023	5.370%	750,000	756,908
Total Asset-Backed Securities — Non-Agency (Cost $4,528,775)			4,545,065

Commercial Mortgage-Backed Securities - Non-Agency 1.0%

BHMS Mortgage Trust(a),(c)
Series 2014-ATLS Class DFX
07/05/2033	5.483%	500,000	500,064
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated, Series 2014-USA Class D
09/15/2037	4.373%	250,000	237,988
Subordinated, Series 2014-USA Class F
09/15/2037	4.373%	250,000	207,043
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rialto Real Estate Fund LLC(a)
Subordinated, Series 2015-LT7 Class B
12/25/2032	5.071%	191,791	191,792
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class D
1-month USD LIBOR + 2.100% 02/15/2032	3.997%	250,000	251,434
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $1,401,568)			1,388,321

Common Stocks 9.8%
Issuer	Shares	Value ($)
Consumer Discretionary 0.5%
Automobiles 0.1%
Ford Motor Co.	13,492	151,650
Hotels, Restaurants & Leisure 0.1%
Las Vegas Sands Corp.	2,605	191,025
Household Durables 0.1%
Whirlpool Corp.	639	99,013
Multiline Retail 0.2%
Target Corp.	3,376	245,097
Total Consumer Discretionary		686,785
Consumer Staples 0.8%
Beverages 0.1%
Coca-Cola Co. (The)	1,142	49,346
Molson Coors Brewing Co., Class B	1,290	91,899
Total		141,245
Food Products 0.1%
Archer-Daniels-Midland Co.	1,773	80,459
Tobacco 0.6%
Altria Group, Inc.	3,711	208,224
Imperial Brands PLC	3,488	124,800
Philip Morris International, Inc.	6,655	545,710
Total		878,734
Total Consumer Staples		1,100,438
Energy 1.5%
Energy Equipment & Services —%
Baker Hughes, Inc.	1,282	46,293
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
April 30, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 1.5%
BP PLC, ADR	10,017	446,658
Chevron Corp.	3,912	489,430
ConocoPhillips	6,729	440,749
Royal Dutch Shell PLC, Class A	8,086	281,322
Total SA	4,507	283,273
Valero Energy Corp.	627	69,553
Total		2,010,985
Total Energy		2,057,278
Financials 0.7%
Banks 0.3%
Bank of America Corp.	4,678	139,966
Citigroup, Inc.	928	63,355
JPMorgan Chase & Co.	1,784	194,063
SunTrust Banks, Inc.	486	32,465
Total		429,849
Capital Markets 0.2%
BlackRock, Inc.	100	52,150
Morgan Stanley	2,181	112,583
Total		164,733
Insurance 0.2%
Arthur J Gallagher & Co.	627	43,884
Prudential Financial, Inc.	1,744	185,422
Swiss Re AG	441	42,014
Total		271,320
Total Financials		865,902
Health Care 0.4%
Biotechnology 0.1%
AbbVie, Inc.	1,072	103,501
Pharmaceuticals 0.3%
Merck & Co., Inc.	2,650	156,006
Pfizer, Inc.	8,351	305,730
Total		461,736
Total Health Care		565,237
Industrials 0.4%
Aerospace & Defense 0.1%
Lockheed Martin Corp.	157	50,372
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines —%
Alaska Air Group, Inc.	587	38,114
Industrial Conglomerates 0.1%
Siemens AG, Registered Shares	1,372	174,237
Machinery 0.1%
Ingersoll-Rand PLC	528	44,294
Road & Rail 0.1%
Union Pacific Corp.	1,094	146,191
Total Industrials		453,208
Information Technology 0.9%
Communications Equipment 0.4%
Cisco Systems, Inc.	8,932	395,598
Nokia OYJ	15,966	95,800
Total		491,398
IT Services —%
International Business Machines Corp.	317	45,952
Semiconductors & Semiconductor Equipment 0.3%
Intel Corp.	6,586	339,969
QUALCOMM, Inc.	1,165	59,427
Total		399,396
Software 0.2%
Microsoft Corp.	3,284	307,120
Total Information Technology		1,243,866
Materials 0.3%
Chemicals 0.2%
BASF SE	471	49,005
DowDuPont, Inc.	2,056	130,021
Nutrien Ltd.	1,598	72,757
Total		251,783
Containers & Packaging 0.1%
Graphic Packaging Holding Co.	1,656	23,681
WestRock Co.	2,056	121,633
Total		145,314
Metals & Mining —%
ThyssenKrupp AG	1,611	41,903
Total Materials		439,000

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Multi-Asset Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 3.1%
Equity Real Estate Investment Trusts (REITS) 3.1%
Alexandria Real Estate Equities, Inc.	2,112	263,092
Americold Realty Trust	5,576	114,921
Armada Hoffler Properties, Inc.	1,962	26,624
Ashford Hospitality Trust, Inc.	4,367	30,045
Brandywine Realty Trust	2,833	45,640
Chesapeake Lodging Trust	2,181	64,427
Coresite Realty Corp.	623	64,854
Digital Realty Trust, Inc.	3,541	374,248
Duke Realty Corp.	1,632	44,227
EastGroup Properties, Inc.	1,422	127,667
Education Realty Trust, Inc.	1,827	60,127
EPR Properties	2,495	137,275
Four Corners Property Trust, Inc.	2,040	46,226
Front Yard Residential Corp.	4,047	39,742
Gaming and Leisure Properties, Inc.	4,022	137,834
GEO Group, Inc. (The)	4,269	96,053
Getty Realty Corp.	2,735	68,512
Gladstone Commercial Corp.	1,695	29,391
Government Properties Income Trust	2,789	34,835
HCP, Inc.	4,929	115,141
Healthcare Trust of America, Inc., Class A	3,772	94,262
Highwoods Properties, Inc.	2,786	122,640
Host Hotels & Resorts, Inc.	6,211	121,487
Lexington Realty Trust	12,790	102,832
Life Storage, Inc.	791	69,956
Medical Properties Trust, Inc.	6,986	89,281
Mid-America Apartment Communities, Inc.	876	80,119
One Liberty Properties, Inc.	2,576	61,206
Outfront Media, Inc.	1,586	29,738
Pebblebrook Hotel Trust	2,591	90,659
Physicians Realty Trust	4,761	71,129
Ramco-Gershenson Properties Trust	4,535	54,193
Retail Properties of America, Inc., Class A	4,076	47,037
RLJ Lodging Trust	4,074	84,617
Sabra Health Care REIT, Inc.	6,782	124,178
Select Income REIT	3,354	63,592
Senior Housing Properties Trust	1,890	29,427
Common Stocks (continued)
Issuer	Shares	Value ($)
Spirit Realty Capital, Inc.	12,507	100,681
STAG Industrial, Inc.	8,848	217,395
STORE Capital Corp.	2,408	60,754
Sun Communities, Inc.	1,879	176,344
UDR, Inc.	2,492	90,086
Ventas, Inc.	998	51,317
Washington Prime Group, Inc.	14,591	94,404
WP Carey, Inc.	1,830	116,846
Total		4,165,061
Total Real Estate		4,165,061
Telecommunication Services 0.7%
Diversified Telecommunication Services 0.6%
AT&T, Inc.	13,255	433,438
BCE, Inc.	1,992	84,560
CenturyLink, Inc.	2,890	53,696
Orange SA	4,085	74,264
Verizon Communications, Inc.	2,853	140,796
Total		786,754
Wireless Telecommunication Services 0.1%
Vodafone Group PLC	9,149	26,699
Vodafone Group PLC, ADR	3,370	99,112
Total		125,811
Total Telecommunication Services		912,565
Utilities 0.5%
Electric Utilities 0.3%
American Electric Power Co., Inc.	1,584	110,849
Entergy Corp.	1,970	160,732
Exelon Corp.	2,421	96,065
Xcel Energy, Inc.	2,158	101,081
Total		468,727
Multi-Utilities 0.2%
Ameren Corp.	1,624	95,199
DTE Energy Co.	649	68,404
Veolia Environnement SA	3,811	90,163
Total		253,766
Total Utilities		722,493
Total Common Stocks (Cost $12,563,150)		13,211,833

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
April 30, 2018
Convertible Preferred Stocks 0.1%
Issuer		Shares	Value ($)
Health Care —%
Health Care Equipment & Supplies —%
Becton Dickinson and Co.	6.125%	1,298	78,334
Total Health Care			78,334
Utilities 0.1%
Electric Utilities 0.1%
NextEra Energy, Inc.	6.123%	1,449	83,752
Total Utilities			83,752
Total Convertible Preferred Stocks (Cost $160,487)			162,086

Corporate Bonds & Notes 21.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.4%
Bombardier, Inc.(a)
12/01/2021	8.750%	56,000	62,196
01/15/2023	6.125%	39,000	39,260
12/01/2024	7.500%	51,000	53,677
03/15/2025	7.500%	27,000	28,139
TransDigm, Inc.
07/15/2024	6.500%	46,000	46,830
05/15/2025	6.500%	85,000	86,347
06/15/2026	6.375%	185,000	186,193
Total			502,642
Automotive 0.0%
Delphi Technologies PLC(a)
10/01/2025	5.000%	62,000	59,734
Banking 0.4%
Agromercantil Senior Trust(a)
04/10/2019	6.250%	200,000	203,163
Ally Financial, Inc.
05/19/2022	4.625%	50,000	50,474
03/30/2025	4.625%	113,000	112,255
Banco Mercantil del Norte SA(a),(d)
Subordinated
10/04/2031	5.750%	200,000	192,704
Total			558,596
Brokerage/Asset Managers/Exchanges 0.1%
NFP Corp.(a)
07/15/2025	6.875%	97,000	96,048
VFH Parent LLC/Orchestra Co-Issuer, Inc.(a)
06/15/2022	6.750%	19,000	19,730
Total			115,778
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.3%
American Builders & Contractors Supply Co., Inc.(a)
04/15/2021	5.625%	28,000	28,356
12/15/2023	5.750%	132,000	136,021
Beacon Roofing Supply, Inc.
10/01/2023	6.375%	50,000	52,571
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	120,000	113,329
Core & Main LP(a)
08/15/2025	6.125%	31,000	30,516
HD Supply, Inc.(a)
04/15/2024	5.750%	39,000	41,005
U.S. Concrete, Inc.
06/01/2024	6.375%	58,000	60,021
Total			461,819
Cable and Satellite 2.0%
Altice U.S. Finance I Corp.(a)
07/15/2023	5.375%	33,000	33,166
05/15/2026	5.500%	84,000	82,110
CCO Holdings LLC/Capital Corp.(a)
04/01/2024	5.875%	60,000	60,744
02/15/2026	5.750%	47,000	46,597
05/01/2026	5.500%	87,000	84,784
02/01/2028	5.000%	180,000	165,652
Cequel Communications Holdings I LLC/Capital Corp.(a)
12/15/2021	5.125%	76,000	75,708
12/15/2021	5.125%	26,000	26,028
04/01/2028	7.500%	77,000	78,054
CSC Holdings LLC(a)
10/15/2025	6.625%	109,000	112,294
10/15/2025	10.875%	89,000	104,366
02/01/2028	5.375%	101,000	94,527
DISH DBS Corp.
06/01/2021	6.750%	66,000	65,738
11/15/2024	5.875%	21,000	17,900
07/01/2026	7.750%	267,000	243,291
Quebecor Media, Inc.
01/15/2023	5.750%	40,000	40,995
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	23,000	22,278
02/15/2025	6.625%	64,000	59,360
Sirius XM Radio, Inc.(a)
04/15/2025	5.375%	50,000	49,872
07/15/2026	5.375%	57,000	56,006
08/01/2027	5.000%	174,000	166,179
Unitymedia GmbH(a)
01/15/2025	6.125%	174,000	183,011

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Multi-Asset Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%	19,000	19,428
Videotron Ltd.
07/15/2022	5.000%	55,000	56,186
Virgin Media Finance PLC(a)
10/15/2024	6.000%	284,000	280,030
Vrio Finco 1 LLC/Finco 2, Inc.(a)
04/04/2023	6.250%	200,000	201,672
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	87,000	81,245
Ziggo Secured Finance BV(a)
01/15/2027	5.500%	199,000	187,594
Total			2,694,815
Chemicals 0.9%
Angus Chemical Co.(a)
02/15/2023	8.750%	74,000	77,041
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	69,000	69,734
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	64,000	64,507
Chemours Co. (The)
05/15/2023	6.625%	59,000	62,013
05/15/2025	7.000%	73,000	78,538
Elementia SAB de CV(a)
01/15/2025	5.500%	200,000	196,318
INEOS Group Holdings SA(a)
08/01/2024	5.625%	79,000	79,662
Koppers, Inc.(a)
02/15/2025	6.000%	21,000	21,408
Olin Corp.
09/15/2027	5.125%	37,000	36,245
02/01/2030	5.000%	53,000	50,507
Platform Specialty Products Corp.(a)
02/01/2022	6.500%	42,000	43,034
12/01/2025	5.875%	97,000	94,627
PQ Corp.(a)
11/15/2022	6.750%	122,000	129,292
12/15/2025	5.750%	56,000	55,515
SPCM SA(a)
09/15/2025	4.875%	95,000	92,094
Venator Finance SARL/Materials LLC(a)
07/15/2025	5.750%	13,000	13,000
WR Grace & Co.(a)
10/01/2021	5.125%	60,000	61,753
Total			1,225,288
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 0.3%
H&E Equipment Services, Inc.
09/01/2025	5.625%	27,000	27,122
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	80,000	79,594
United Rentals North America, Inc.
10/15/2025	4.625%	30,000	29,137
09/15/2026	5.875%	55,000	57,267
05/15/2027	5.500%	95,000	94,303
01/15/2028	4.875%	175,000	165,674
Total			453,097
Consumer Cyclical Services 0.3%
APX Group, Inc.
12/01/2020	8.750%	44,000	43,349
12/01/2022	7.875%	75,000	75,750
09/01/2023	7.625%	40,000	37,336
IHS Markit Ltd.(a)
11/01/2022	5.000%	82,000	84,897
Interval Acquisition Corp.
04/15/2023	5.625%	93,000	96,849
Total			338,181
Consumer Products 0.5%
Mattel, Inc.(a)
12/31/2025	6.750%	56,000	54,601
Prestige Brands, Inc.(a)
03/01/2024	6.375%	96,000	96,473
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	122,000	127,532
12/15/2026	5.250%	2,000	1,943
Spectrum Brands, Inc.
11/15/2022	6.625%	20,000	20,691
12/15/2024	6.125%	117,000	119,338
07/15/2025	5.750%	44,000	44,003
Springs Industries, Inc.
06/01/2021	6.250%	47,000	47,656
Valvoline, Inc.
07/15/2024	5.500%	64,000	65,618
08/15/2025	4.375%	59,000	57,040
Total			634,895
Diversified Manufacturing 0.3%
Apergy Corp.(a),(e)
05/01/2026	6.375%	58,000	58,863
Gates Global LLC/Co.(a)
07/15/2022	6.000%	65,000	65,816

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
General Electric Co.(d)
Junior Subordinated
12/31/2049	5.000%	63,000	62,340
SPX FLOW, Inc.(a)
08/15/2024	5.625%	13,000	13,164
08/15/2026	5.875%	48,000	49,078
TriMas Corp.(a)
10/15/2025	4.875%	9,000	8,765
Welbilt, Inc.
02/15/2024	9.500%	23,000	25,574
WESCO Distribution, Inc.
06/15/2024	5.375%	64,000	64,640
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	31,000	34,179
Total			382,419
Electric 0.7%
AES Corp.
03/15/2023	4.500%	53,000	53,267
05/15/2026	6.000%	18,000	18,807
09/01/2027	5.125%	63,000	63,877
Calpine Corp.
02/01/2024	5.500%	66,000	60,533
Calpine Corp.(a)
06/01/2026	5.250%	31,000	29,697
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	70,000	65,531
NRG Energy, Inc.
05/01/2024	6.250%	27,000	27,839
05/15/2026	7.250%	16,000	17,055
01/15/2027	6.625%	74,000	76,131
NRG Energy, Inc.(a)
01/15/2028	5.750%	30,000	29,715
NRG Yield Operating LLC
08/15/2024	5.375%	114,000	114,172
09/15/2026	5.000%	58,000	56,712
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	132,000	135,096
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	113,000	105,986
Vistra Energy Corp.
11/01/2024	7.625%	60,000	64,460
Vistra Energy Corp.(a)
01/30/2026	8.125%	46,000	50,487
Total			969,365
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 0.6%
Aircastle Ltd.
03/15/2021	5.125%	60,000	61,540
04/01/2023	5.000%	8,000	8,194
Avolon Holdings Funding Ltd.(a)
01/15/2023	5.500%	81,000	80,515
CIT Group, Inc.
03/07/2025	5.250%	20,000	20,425
iStar, Inc.
04/01/2022	6.000%	54,000	54,366
Navient Corp.
03/25/2020	8.000%	7,000	7,455
10/26/2020	5.000%	99,000	99,493
07/26/2021	6.625%	39,000	40,498
06/15/2022	6.500%	82,000	84,271
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	55,000	55,328
Quicken Loans, Inc.(a)
05/01/2025	5.750%	72,000	70,867
01/15/2028	5.250%	49,000	44,851
Springleaf Finance Corp.
03/15/2023	5.625%	42,000	42,066
03/15/2025	6.875%	67,000	67,645
Total			737,514
Food and Beverage 0.9%
Aramark Services, Inc.(a)
02/01/2028	5.000%	45,000	43,787
B&G Foods, Inc.
06/01/2021	4.625%	30,000	29,696
04/01/2025	5.250%	136,000	124,563
Chobani LLC/Finance Corp., Inc.(a)
04/15/2025	7.500%	118,000	118,593
FAGE International SA/U.S.A. Dairy Industry, Inc.(a)
08/15/2026	5.625%	101,000	94,544
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	25,000	24,760
11/01/2026	4.875%	94,000	93,689
MHP SA(a)
04/03/2026	6.950%	300,000	292,387
Pinnacle Foods Finance LLC/Corp.
01/15/2024	5.875%	38,000	39,146
Post Holdings, Inc.(a)
03/01/2025	5.500%	24,000	23,554
08/15/2026	5.000%	117,000	109,976
03/01/2027	5.750%	212,000	207,663
01/15/2028	5.625%	39,000	37,245
Total			1,239,603

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Multi-Asset Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 1.0%
Boyd Gaming Corp.
05/15/2023	6.875%	31,000	32,550
04/01/2026	6.375%	20,000	20,919
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	38,000	36,286
Eldorado Resorts, Inc.
04/01/2025	6.000%	71,000	70,325
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%	132,000	133,017
International Game Technology PLC(a)
02/15/2022	6.250%	148,000	155,569
02/15/2025	6.500%	63,000	67,244
Jack Ohio Finance LLC/1 Corp.(a)
11/15/2021	6.750%	77,000	79,699
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	21,000	21,420
09/01/2026	4.500%	27,000	25,497
01/15/2028	4.500%	78,000	71,869
MGM Resorts International
12/15/2021	6.625%	98,000	104,750
03/15/2023	6.000%	92,000	96,215
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	53,000	50,876
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/2021	6.125%	28,000	27,535
Scientific Games International, Inc.
12/01/2022	10.000%	126,000	135,766
Scientific Games International, Inc.(a)
10/15/2025	5.000%	121,000	116,927
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	68,000	67,593
05/15/2027	5.250%	42,000	40,487
Total			1,354,544
Health Care 1.4%
Acadia Healthcare Co., Inc.
07/01/2022	5.125%	32,000	32,112
03/01/2024	6.500%	32,000	33,120
Amsurg Corp.
07/15/2022	5.625%	7,000	7,021
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	93,000	90,978
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	25,000	25,428
CHS/Community Health Systems, Inc.
02/01/2022	6.875%	38,000	20,723
03/31/2023	6.250%	118,000	107,766
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DaVita, Inc.
07/15/2024	5.125%	52,000	50,440
05/01/2025	5.000%	46,000	43,607
Envision Healthcare Corp.(a)
12/01/2024	6.250%	46,000	47,837
HCA Healthcare, Inc.
Junior Subordinated
02/15/2021	6.250%	163,000	171,435
HCA, Inc.
02/15/2020	6.500%	97,000	101,584
02/01/2025	5.375%	137,000	136,326
02/15/2026	5.875%	40,000	40,528
02/15/2027	4.500%	72,000	68,929
Hill-Rom Holdings, Inc.(a)
02/15/2025	5.000%	81,000	80,352
Hologic, Inc.(a)
10/15/2025	4.375%	15,000	14,434
02/01/2028	4.625%	31,000	29,554
IQVIA, Inc.(a)
05/15/2023	4.875%	42,000	42,655
10/15/2026	5.000%	24,000	23,686
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	140,000	142,348
Polaris Intermediate Corp. PIK(a)
12/01/2022	8.500%	47,000	47,685
Sotera Health Holdings LLC(a)
05/15/2023	6.500%	76,000	76,247
Teleflex, Inc.
06/01/2026	4.875%	12,000	11,807
11/15/2027	4.625%	48,000	46,044
Tenet Healthcare Corp.
04/01/2021	4.500%	135,000	134,111
06/15/2023	6.750%	26,000	25,607
Tenet Healthcare Corp.(a)
07/15/2024	4.625%	87,000	84,115
05/01/2025	5.125%	71,000	69,009
08/01/2025	7.000%	80,000	78,642
Total			1,884,130
Healthcare Insurance 0.2%
Centene Corp.
02/15/2024	6.125%	126,000	132,011
01/15/2025	4.750%	52,000	50,561
Molina Healthcare, Inc.(a)
06/15/2025	4.875%	4,000	3,800
WellCare Health Plans, Inc.
04/01/2025	5.250%	138,000	138,947
Total			325,319

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Construction 0.4%
Lennar Corp.
04/30/2024	4.500%	137,000	133,522
Lennar Corp.(a)
11/15/2024	5.875%	121,000	124,820
Meritage Homes Corp.
04/01/2022	7.000%	72,000	79,101
06/06/2027	5.125%	28,000	26,352
Meritage Homes Corp.(a)
06/01/2025	6.000%	59,000	60,702
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2021	5.250%	59,000	59,437
04/15/2023	5.875%	24,000	24,606
Total			508,540
Independent Energy 1.5%
Callon Petroleum Co.
10/01/2024	6.125%	55,000	56,231
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	93,000	95,304
Centennial Resource Production LLC(a)
01/15/2026	5.375%	29,000	28,743
Continental Resources, Inc.
04/15/2023	4.500%	55,000	55,664
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	100,000	99,035
Diamondback Energy, Inc.
11/01/2024	4.750%	18,000	17,910
05/31/2025	5.375%	105,000	106,703
Diamondback Energy, Inc.(a)
05/31/2025	5.375%	30,000	30,391
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2026	5.500%	13,000	13,040
01/30/2028	5.750%	66,000	66,353
Extraction Oil & Gas, Inc.(a)
05/15/2024	7.375%	46,000	48,229
02/01/2026	5.625%	39,000	37,792
Halcon Resources Corp.(a)
02/15/2025	6.750%	94,000	93,331
Halcon Resources Corp.
02/15/2025	6.750%	52,000	51,921
Indigo Natural Resources LLC(a)
02/15/2026	6.875%	47,000	45,075
Jagged Peak Energy LLC(a),(e)
05/01/2026	5.875%	63,000	63,262
Laredo Petroleum, Inc.
03/15/2023	6.250%	205,000	207,614
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Parsley Energy LLC/Finance Corp.(a)
06/01/2024	6.250%	31,000	32,337
01/15/2025	5.375%	49,000	49,097
08/15/2025	5.250%	72,000	71,875
10/15/2027	5.625%	96,000	97,261
PDC Energy, Inc.
09/15/2024	6.125%	108,000	110,733
PDC Energy, Inc.(a)
05/15/2026	5.750%	27,000	27,199
Range Resources Corp.
08/15/2022	5.000%	52,000	51,202
RSP Permian, Inc.
01/15/2025	5.250%	69,000	70,982
SM Energy Co.
06/01/2025	5.625%	19,000	18,366
09/15/2026	6.750%	163,000	166,087
Whiting Petroleum Corp.(a)
01/15/2026	6.625%	61,000	62,749
WPX Energy, Inc.
01/15/2022	6.000%	117,000	122,339
09/15/2024	5.250%	80,000	80,601
Total			2,077,426
Leisure 0.2%
Boyne U.S.A., Inc.(a)
05/01/2025	7.250%	39,000	40,257
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millenium Operations LLC(a)
04/15/2027	5.375%	57,000	56,711
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	41,000	40,130
03/15/2026	5.625%	24,000	23,991
LTF Merger Sub, Inc.(a)
06/15/2023	8.500%	37,000	38,727
Viking Cruises Ltd.(a)
09/15/2027	5.875%	29,000	27,972
Total			227,788
Lodging 0.1%
Hilton Domestic Operating Co., Inc.
09/01/2024	4.250%	35,000	33,641
Hilton Domestic Operating Co., Inc.(a)
05/01/2026	5.125%	38,000	37,946
Hilton Grand Vacations Borrower LLC/Inc.
12/01/2024	6.125%	27,000	28,540
Total			100,127

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Multi-Asset Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 0.6%
Match Group, Inc.
06/01/2024	6.375%	85,000	90,049
Match Group, Inc.(a)
12/15/2027	5.000%	33,000	32,422
MDC Partners, Inc.(a)
05/01/2024	6.500%	29,000	28,511
Netflix, Inc.
02/15/2025	5.875%	49,000	50,321
11/15/2026	4.375%	91,000	85,192
Netflix, Inc.(a)
04/15/2028	4.875%	177,000	166,799
11/15/2028	5.875%	110,000	109,752
Nielsen Luxembourg SARL(a)
02/01/2025	5.000%	71,000	69,744
Outfront Media Capital LLC/Corp.
02/15/2024	5.625%	72,000	72,703
03/15/2025	5.875%	34,000	34,703
Total			740,196
Metals and Mining 0.8%
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	61,000	63,673
Constellium NV(a)
05/15/2024	5.750%	116,000	114,228
03/01/2025	6.625%	48,000	48,799
Freeport-McMoRan, Inc.
03/01/2022	3.550%	19,000	18,399
11/14/2024	4.550%	166,000	161,004
03/15/2043	5.450%	181,000	164,009
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(a)
12/15/2023	7.375%	51,000	53,813
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	17,000	17,734
01/15/2025	7.625%	53,000	56,487
Novelis Corp.(a)
08/15/2024	6.250%	30,000	30,596
09/30/2026	5.875%	124,000	123,195
Steel Dynamics, Inc.
09/15/2025	4.125%	23,000	21,951
Teck Resources Ltd.(a)
06/01/2024	8.500%	48,000	53,493
Teck Resources Ltd.
07/15/2041	6.250%	192,000	203,802
Total			1,131,183
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Midstream 1.4%
Andeavor Logistics LP/Tesoro Finance Corp.
01/15/2025	5.250%	18,000	18,448
Cheniere Corpus Christi Holdings LLC
06/30/2027	5.125%	64,000	62,490
Delek Logistics Partners LP(a)
05/15/2025	6.750%	55,000	54,939
Energy Transfer Equity LP
03/15/2023	4.250%	63,000	60,851
06/01/2027	5.500%	261,000	260,256
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	143,000	143,958
NGPL PipeCo LLC(a)
08/15/2022	4.375%	25,000	24,889
08/15/2027	4.875%	31,000	30,121
12/15/2037	7.768%	25,000	30,151
NuStar Logistics LP
04/28/2027	5.625%	58,000	54,942
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	53,000	52,904
Star Energy Geothermal Wayang Windu Ltd.(a)
04/24/2033	6.750%	200,000	193,398
Sunoco LP/Finance Corp.(a)
01/15/2023	4.875%	27,000	26,555
02/15/2026	5.500%	47,000	45,610
03/15/2028	5.875%	28,000	27,197
Tallgrass Energy Partners LP/Finance Corp.(a)
09/15/2024	5.500%	22,000	22,297
01/15/2028	5.500%	73,000	72,643
Targa Resources Partners LP/Finance Corp.
11/15/2023	4.250%	32,000	30,277
02/01/2027	5.375%	151,000	144,583
Targa Resources Partners LP/Finance Corp.(a)
04/15/2026	5.875%	42,000	41,695
01/15/2028	5.000%	173,000	161,324
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	58,000	57,999
Williams Companies, Inc. (The)
01/15/2023	3.700%	50,000	48,357
06/24/2024	4.550%	161,000	160,466
Total			1,826,350
Oil Field Services 0.3%
Diamond Offshore Drilling, Inc.
08/15/2025	7.875%	35,000	35,934
Nabors Industries, Inc.(a)
02/01/2025	5.750%	147,000	139,734

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rowan Companies, Inc.
01/15/2024	4.750%	41,000	35,157
SESI LLC(a)
09/15/2024	7.750%	74,000	76,805
Transocean, Inc.(a)
01/15/2026	7.500%	27,000	27,396
U.S.A. Compression Partners LP/Finance Corp.(a)
04/01/2026	6.875%	63,000	64,260
Weatherford International LLC(a)
03/01/2025	9.875%	9,000	8,570
Weatherford International Ltd.
06/15/2021	7.750%	44,000	43,562
06/15/2023	8.250%	12,000	11,311
Total			442,729
Other Financial Institutions 0.0%
Icahn Enterprises LP/Finance Corp.
02/01/2022	6.250%	33,000	33,757
Other Industry 0.1%
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	74,000	72,235
Other REIT 0.1%
CyrusOne LP/Finance Corp.
03/15/2024	5.000%	42,000	42,177
03/15/2027	5.375%	103,000	103,139
Total			145,316
Packaging 0.6%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
05/15/2023	4.625%	39,000	39,126
05/15/2024	7.250%	137,000	144,921
02/15/2025	6.000%	92,000	93,179
Berry Global, Inc.
05/15/2022	5.500%	30,000	30,810
10/15/2022	6.000%	57,000	59,309
07/15/2023	5.125%	116,000	116,999
Crown Americas LLC/Capital Corp. VI(a)
02/01/2026	4.750%	41,000	39,568
Multi-Color Corp.(a)
11/01/2025	4.875%	71,000	66,405
Novolex (a)
01/15/2025	6.875%	23,000	23,156
Owens-Brockway Glass Container, Inc.(a)
01/15/2025	5.375%	24,000	23,940
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	87,220	87,856
02/15/2021	6.875%	16,287	16,502
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Reynolds Group Issuer, Inc./LLC(a)
07/15/2024	7.000%	99,000	103,024
Total			844,795
Pharmaceuticals 0.5%
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	45,000	43,782
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	120,000	122,115
Valeant Pharmaceuticals International, Inc.(a)
03/15/2024	7.000%	94,000	99,260
04/15/2025	6.125%	351,000	315,987
11/01/2025	5.500%	50,000	49,750
04/01/2026	9.250%	49,000	49,937
Total			680,831
Property & Casualty 0.2%
HUB International Ltd.(a)
10/01/2021	7.875%	205,000	213,670
05/01/2026	7.000%	70,000	70,078
Total			283,748
Railroads 0.1%
BNSF Funding Trust I(d)
Junior Subordinated
12/15/2055	6.613%	155,000	176,411
Restaurants 0.3%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%	138,000	131,928
BC ULC/New Red Finance, Inc.(a)
01/15/2022	4.625%	76,000	76,276
IRB Holding Corp.(a)
02/15/2026	6.750%	29,000	28,128
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2026	5.250%	125,000	125,625
Total			361,957
Retailers 0.3%
Cencosud SA(a)
02/12/2045	6.625%	200,000	212,853
Hanesbrands, Inc.(a)
05/15/2024	4.625%	27,000	26,188
05/15/2026	4.875%	27,000	26,047
L Brands, Inc.
11/01/2035	6.875%	126,000	119,529
Penske Automotive Group, Inc.
12/01/2024	5.375%	36,000	35,707
Total			420,324

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Multi-Asset Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 1.4%
Ascend Learning LLC(a)
08/01/2025	6.875%	23,000	23,394
Camelot Finance SA(a)
10/15/2024	7.875%	66,000	68,758
CDK Global, Inc.
06/01/2027	4.875%	34,000	32,608
Equinix, Inc.
01/01/2022	5.375%	120,000	123,884
01/15/2026	5.875%	121,000	125,218
05/15/2027	5.375%	29,000	29,457
First Data Corp.(a)
08/15/2023	5.375%	60,000	61,018
12/01/2023	7.000%	129,000	135,008
01/15/2024	5.000%	48,000	48,355
01/15/2024	5.750%	183,000	185,543
Gartner, Inc.(a)
04/01/2025	5.125%	132,000	132,662
Informatica LLC(a)
07/15/2023	7.125%	52,000	52,089
Iron Mountain, Inc.(a)
09/15/2027	4.875%	46,000	43,060
03/15/2028	5.250%	59,000	55,512
Microsemi Corp.(a)
04/15/2023	9.125%	49,000	54,030
MSCI, Inc.(a)
11/15/2024	5.250%	70,000	71,747
08/15/2025	5.750%	35,000	36,546
08/01/2026	4.750%	37,000	36,724
PTC, Inc.
05/15/2024	6.000%	72,000	75,626
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	90,000	84,771
Sensata Technologies UK Financing Co. PLC(a)
02/15/2026	6.250%	85,000	88,504
Symantec Corp.(a)
04/15/2025	5.000%	133,000	133,158
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	80,000	79,438
VeriSign, Inc.
05/01/2023	4.625%	104,000	104,225
07/15/2027	4.750%	55,000	52,815
Total			1,934,150
Transportation Services 0.1%
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	101,000	96,688
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hertz Corp. (The)(a)
06/01/2022	7.625%	70,000	71,329
Total			168,017
Wireless 1.2%
Altice France SA(a)
05/01/2026	7.375%	310,000	300,718
SBA Communications Corp.
09/01/2024	4.875%	281,000	270,547
Sprint Communications, Inc.(a)
03/01/2020	7.000%	158,000	166,928
Sprint Corp.
06/15/2024	7.125%	274,000	283,867
02/15/2025	7.625%	79,000	83,147
03/01/2026	7.625%	59,000	62,142
T-Mobile U.S.A., Inc.
03/01/2025	6.375%	87,000	91,174
01/15/2026	6.500%	145,000	154,242
02/01/2026	4.500%	50,000	48,104
02/01/2028	4.750%	62,000	59,711
Wind Tre SpA(a)
01/20/2026	5.000%	80,000	66,912
Total			1,587,492
Wirelines 0.7%
CenturyLink, Inc.
03/15/2022	5.800%	29,000	28,856
04/01/2025	5.625%	189,000	173,687
Frontier Communications Corp.
01/15/2023	7.125%	143,000	102,225
Frontier Communications Corp.(a)
04/01/2026	8.500%	42,000	40,759
Level 3 Financing, Inc.
08/15/2022	5.375%	100,000	100,391
Liquid Telecommunications Financing PLC(a)
07/13/2022	8.500%	200,000	211,020
Telecom Italia Capital SA
09/30/2034	6.000%	105,000	109,082
Telecom Italia SpA(a)
05/30/2024	5.303%	51,000	51,863
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	149,000	147,850
Total			965,733
Total Corporate Bonds & Notes (Cost $28,925,496)			28,666,844

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2018	17

Portfolio of Investments  (continued)
April 30, 2018
Equity-Linked Notes 19.7%
Issuer	Coupon Rate	Shares	Value ($)
Citigroup Global Markets Holdings Inc.(a),(f)
(linked to a basket of common stocks)
10/05/2018	15.360%	44,920	4,428,813
Credit Suisse AG(a),(f)
(linked to a basket of common stocks)
08/06/2018	14.860%	4,666	4,315,026
Credit Suisse AG
(linked to common stock of Alaska Air Group, Inc.)
05/11/2018	12.900%	850	54,937
(linked to common stock of Baker Hughes, a GE Company)
05/11/2018	14.350%	1,878	59,160
Credit Suisse AG(a)
(linked to common stock of PG&E Corp.)
07/27/2018	10.250%	1,060	48,574
Deutsche Bank AG(a),(f)
(linked to a basket of common stocks)
05/04/2018	12.800%	4,508	4,392,595
HSBC Bank U.S.A. NA(a),(f)
(linked to a basket of common stocks)
06/11/2018	14.130%	5,196	4,793,570
Morgan Stanley BV(a),(f)
(linked to a basket of common stocks)
09/07/2018	14.860%	4,536	4,333,689
Societe Generale SA(a),(f)
(linked to a basket of common stocks)
07/12/2018	13.700%	4,618	4,273,356
Total Equity-Linked Notes (Cost $28,172,645)			26,699,720

Exchange-Traded Funds 18.4%
	Shares	Value ($)
iShares US Preferred Stock ETF	139,500	5,179,635
PowerShares S&P 500 High Dividend Low Volatility Portfolio ETF	116,091	4,596,043
SPDR Blackstone/GSO Senior Loan ETF	127,414	6,044,520
SPDR Bloomberg Barclays Convertible Securities ETF	120,725	6,210,094
SPDR Portfolio Long Term Corporate Bond ETF	108,002	2,860,433
Total Exchange-Traded Funds (Cost $25,111,125)		24,890,725

Foreign Government Obligations(g),(h) 11.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Argentina 0.9%
Argentine Republic Government International Bond
04/22/2021	6.875%	200,000	209,839
Foreign Government Obligations(g),(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Autonomous City of Buenos Aires Argentina(a)
06/01/2027	7.500%	250,000	258,824
Provincia de Buenos Aires(a)
03/16/2024	9.125%	295,000	327,594
06/15/2027	7.875%	200,000	203,600
Provincia de Cordoba(a)
06/10/2021	7.125%	150,000	157,135
Total			1,156,992
Belarus 0.2%
Republic of Belarus International Bond(a)
02/28/2030	6.200%	300,000	289,728
Brazil 0.9%
Brazilian Government International Bond
04/07/2026	6.000%	400,000	432,875
01/07/2041	5.625%	650,000	620,387
Petrobras Global Finance BV(a)
01/27/2025	5.299%	222,000	218,392
Total			1,271,654
Canada 0.0%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	10,000	9,621
China 0.3%
State Grid Overseas Investment 2016 Ltd.(a)
05/04/2027	3.500%	400,000	381,085
Colombia 0.2%
Ecopetrol SA
01/16/2025	4.125%	100,000	96,675
06/26/2026	5.375%	200,000	206,705
Total			303,380
Costa Rica 0.1%
Costa Rica Government International Bond(a)
03/12/2045	7.158%	200,000	203,259
Croatia 0.3%
Hrvatska Elektroprivreda(a)
10/23/2022	5.875%	400,000	426,370
Dominican Republic 0.8%
Banco de Reservas de la Republica Dominicana(a)
Subordinated
02/01/2023	7.000%	150,000	156,060
02/01/2023	7.000%	150,000	156,060

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Multi-Asset Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Foreign Government Obligations(g),(h) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Dominican Republic International Bond(a)
01/29/2026	6.875%		400,000	432,895
04/20/2027	8.625%		300,000	351,615
Total				1,096,630
Ecuador 0.1%
Ecuador Government International Bond(a)
10/23/2027	8.875%		200,000	188,456
Egypt 0.5%
Egypt Government International Bond(a)
01/31/2022	6.125%		200,000	205,694
01/31/2027	7.500%		300,000	317,150
02/21/2048	7.903%		200,000	203,009
Total				725,853
El Salvador 0.2%
El Salvador Government International Bond(a)
01/18/2027	6.375%		320,000	317,288
Gabon 0.1%
Gabon Government International Bond(a)
12/12/2024	6.375%		200,000	195,226
Ghana 0.2%
Ghana Government International Bond(a)
10/14/2030	10.750%		200,000	258,947
Honduras 0.3%
Honduras Government International Bond(a)
03/15/2024	7.500%		200,000	218,285
01/19/2027	6.250%		200,000	207,962
Total				426,247
Hungary 0.2%
MFB Magyar Fejlesztesi Bank Zrt.(a)
10/21/2020	6.250%		200,000	213,084
Indonesia 1.1%
PT Pertamina Persero(a)
05/03/2022	4.875%		400,000	410,246
05/27/2041	6.500%		500,000	553,382
PT Perusahaan Listrik Negara(a)
11/22/2021	5.500%		500,000	523,364
Total				1,486,992
Ivory Coast 0.5%
Ivory Coast Government International Bond(a)
03/03/2028	6.375%		200,000	201,564
03/22/2030	5.250%	EUR	200,000	244,839
06/15/2033	6.125%		200,000	189,533
Total				635,936
Foreign Government Obligations(g),(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kazakhstan 0.4%
Kazakhstan Government International Bond(a)
07/21/2045	6.500%	200,000	239,299
KazMunayGas National Co. JSC(a)
07/02/2018	9.125%	100,000	100,842
04/24/2030	5.375%	200,000	199,732
Total			539,873
Kenya 0.2%
Kenya Government International Bond(a)
02/28/2028	7.250%	200,000	206,187
Mexico 1.3%
Petroleos Mexicanos
06/02/2041	6.500%	1,800,000	1,725,235
Nigeria 0.2%
Nigeria Government International Bond(a)
02/16/2032	7.875%	200,000	215,307
Oman 0.2%
Oman Government International Bond(a)
01/17/2028	5.625%	300,000	286,808
Pakistan 0.2%
Pakistan Government International Bond(a)
04/15/2024	8.250%	200,000	208,258
Russian Federation 0.6%
Gazprom Neft OAO Via GPN Capital SA(a)
09/19/2022	4.375%	200,000	196,537
Gazprom OAO Via Gaz Capital SA(a)
02/06/2028	4.950%	200,000	197,407
Russian Foreign Bond - Eurobond(a)
04/04/2022	4.500%	400,000	406,347
Total			800,291
Senegal 0.2%
Senegal Government International Bond(a)
07/30/2024	6.250%	200,000	205,565
Serbia 0.1%
Serbia International Bond(a)
12/03/2018	5.875%	200,000	202,813
Switzerland 0.1%
Syngenta Finance NV(a)
04/24/2028	5.182%	200,000	196,790

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2018	19

Portfolio of Investments  (continued)
April 30, 2018
Foreign Government Obligations(g),(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Trinidad and Tobago 0.3%
Petroleum Co. of Trinidad & Tobago Ltd.(a)
08/14/2019	9.750%	250,000	263,291
08/14/2019	9.750%	100,000	105,317
Total			368,608
Turkey 0.7%
Export Credit Bank of Turkey(a)
09/23/2021	5.000%	300,000	295,944
Turkey Government International Bond
03/25/2027	6.000%	200,000	200,842
03/17/2036	6.875%	400,000	411,196
Total			907,982
Venezuela 0.3%
Petroleos de Venezuela SA(a),(i)
05/16/2024	0.000%	1,329,556	336,438
11/15/2026	0.000%	120,724	30,423
Total			366,861
Total Foreign Government Obligations (Cost $16,185,107)			15,817,326

Limited Partnerships 0.0%
Issuer	Shares	Value ($)
Energy —%
Oil, Gas & Consumable Fuels —%
Energy Transfer Partners LP	50	901
Enterprise Products Partners LP	50	1,342
MPLX LP	50	1,767
Phillips 66 Partners LP	50	2,479
Total		6,489
Total Energy		6,489
Total Limited Partnerships (Cost $6,067)		6,489

Residential Mortgage-Backed Securities - Agency 0.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b),(j)
CMO Series 326 Class S2
1-month USD LIBOR + 5.950% 03/15/2044	4.053%	2,192,393	364,231
Federal Home Loan Mortgage Corp.(j)
CMO Series 4098 Class AI
05/15/2039	3.500%	2,099,732	222,817
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4121 Class IA
01/15/2041	3.500%	1,419,535	183,636
Federal National Mortgage Association(j)
CMO Series 2012-121 Class GI
08/25/2039	3.500%	277,621	37,602
Federal National Mortgage Association(b),(j)
CMO Series 2013-101 Class CS
1-month USD LIBOR + 5.900% 10/25/2043	4.003%	1,375,454	239,719
Federal National Mortgage Association(c),(j)
CMO Series 2016-62 Class AS
09/25/2046	1.464%	2,678,555	103,007
Total Residential Mortgage-Backed Securities - Agency (Cost $1,455,664)			1,151,012

Residential Mortgage-Backed Securities - Non-Agency 6.0%

Angel Oak Mortgage Trust I LLC(a)
CMO Series 2016-1 Class A1
07/25/2046	3.500%	195,010	193,505
Angel Oak Mortgage Trust I LLC(a),(c)
CMO Series 2017-2 Class M1
07/25/2047	3.737%	500,000	478,624
Angel Oak Mortgage Trust LLC(a)
CMO Series 2015-1
11/25/2045	4.500%	34,263	34,306
Bayview Opportunity Master Fund IVb Trust(a)
CMO Series 2017-NPL2 Class A1
10/28/2032	2.981%	321,053	321,008
CAM Mortgage Trust(a)
CMO Series 2016-2 Class A1
06/15/2057	3.250%	70,048	70,066
CIM Trust(a)
CMO Series 2017-8 Class A1
12/25/2065	3.000%	448,503	447,666
Citigroup Mortgage Loan Trust, Inc.(a),(c)
CMO Series 2013-11 Class 3A3
09/25/2034	3.507%	177,382	177,966
CMO Series 2014-C Class A
02/25/2054	3.250%	752,150	736,492
CMO Series 2015-A Class B3
06/25/2058	4.500%	233,248	222,484
Citigroup Mortgage Loan Trust, Inc.(a),(j)
CMO Series 2015-A Class A1IO
06/25/2058	1.000%	4,384,117	102,686
COLT Mortgage Loan Trust(a)
CMO Series 2016-1 Class A2
05/25/2046	3.500%	136,347	136,936

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Multi-Asset Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Mortgage Capital Certificates(a)
CMO Series 2010-9R Class 1A5
08/27/2037	4.000%	154,906	156,145
GCAT (a)
CMO Series 2017-1 Class A2
03/25/2047	3.375%	59,797	59,333
GCAT LLC(a)
CMO Series 2017-3 Class A1
04/25/2047	3.352%	256,246	256,303
Legacy Mortgage Asset Trust(a)
CMO Series 2017-GS1 Class A2
01/25/2057	3.500%	500,000	462,680
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class D
01/25/2023	4.374%	461,953	457,823
Subordinated CMO Series 2018-PLS2 Class D
02/25/2023	4.593%	236,014	234,618
Oak Hill Advisors Residential Loan Trust(a)
CMO Series 2017-NPL1 Class A1
06/25/2057	3.000%	365,401	365,400
Oaktown Re Ltd.(a),(b),(k)
CMO Series 2017-1A Class M1
1-month USD LIBOR + 2.250% 04/25/2027	4.147%	256,547	256,790
PNMAC GMSR Issuer Trust(a),(b),(k)
CMO Series 2017-GT2 Class A
1-month USD LIBOR + 4.000% 08/25/2023	5.897%	400,000	404,500
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% 02/25/2023	4.747%	200,000	201,248
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2017-2A Class A2
09/25/2022	5.000%	500,000	496,327
Pretium Mortgage Credit Partners I(a)
CMO Series 2017-NPL2 Class A1
03/28/2057	3.250%	170,746	169,527
Pretium Mortgage Credit Partners I LLC(a)
CMO Series 2018-NPL1 Class A1
01/27/2033	3.375%	235,320	234,243
RBSSP Resecuritization Trust(a),(c)
CMO Series 2010-1 Class 3A2
08/26/2035	3.545%	240,460	245,936
Sunset Mortgage Loan Co., LLC(a)
CMO Series 2017-NPL1 Class A
06/15/2047	3.500%	77,287	77,332
Verus Securitization Trust(a)
CMO Series 2017-SG1A Class A3
11/25/2047	2.825%	409,577	406,000
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-1 Class A2
02/25/2048	3.031%	471,068	471,022
Verus Securitization Trust(a),(c),(k)
CMO Series 2018-INV1 Class A1
03/25/2058	3.626%	250,000	250,000
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $8,162,760)			8,126,966

Senior Loans 0.1%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Consumer Products 0.1%
Serta Simmons Bedding LLC(b),(l)
2nd Lien Term Loan
3-month USD LIBOR + 8.000% 11/08/2024	10.331%	90,615	71,812
Property & Casualty 0.0%
Hub International Limited(b),(l),(m)
Term Loan
3-month USD LIBOR + 3.000% 04/25/2025		22,000	22,128
Technology 0.0%
Ascend Learning LLC(b),(l)
Term Loan
3-month USD LIBOR + 3.000% 07/12/2024	4.901%	10,945	10,979
Hyland Software, Inc.(b),(l)
Tranche 3 1st Lien Term Loan
3-month USD LIBOR + 3.250% 07/01/2022	5.141%	15,339	15,464
Misys Ltd.(b),(l)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 06/13/2024	5.484%	34,500	34,465
Total			60,908
Total Senior Loans (Cost $172,057)			154,848

U.S. Treasury Obligations 2.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
02/15/2029	5.250%	109,000	132,162
02/15/2031	5.375%	24,000	30,163
02/15/2036	4.500%	57,000	69,006
02/15/2037	4.750%	33,000	41,385
02/15/2038	4.375%	30,000	36,143
02/15/2039	3.500%	236,000	253,830

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2018	21

Portfolio of Investments  (continued)
April 30, 2018
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/15/2039	4.375%	284,000	344,465
02/15/2041	4.750%	23,000	29,413
08/15/2042	2.750%	527,000	498,032
05/15/2043	2.875%	361,000	348,080
05/15/2044	3.375%	419,000	440,581
08/15/2044	3.125%	163,000	164,104
11/15/2044	3.000%	163,000	160,372
02/15/2045	2.500%	94,000	83,850
02/15/2046	2.500%	840,000	746,669
08/15/2046	2.250%	67,000	56,336
11/15/2046	2.875%	20,000	19,158
02/15/2047	3.000%	65,000	63,823
05/15/2047	3.000%	37,000	36,318
08/15/2047	2.750%	91,000	84,921
11/15/2047	2.750%	41,000	38,254
02/15/2048	3.000%	8,000	7,851
Total U.S. Treasury Obligations (Cost $4,078,012)			3,684,916
Money Market Funds 3.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.889%(n),(o)	4,743,524	4,743,050
Total Money Market Funds (Cost $4,743,131)		4,743,050
Total Investments in Securities (Cost: $135,666,044)		133,249,201
Other Assets & Liabilities, Net		2,042,625
Net Assets		135,291,826

At April 30, 2018, securities and/or cash totaling $817,927 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
200,000 EUR	248,461 USD	Credit Suisse	06/07/2018	6,270	—

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	109	06/2018	USD	14,426,150	—	(773,353)
U.S. Treasury 10-Year Note	65	06/2018	USD	7,818,117	—	(34,090)
Total					—	(807,443)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 29	Citi	06/20/2023	1.000	Quarterly	USD	9,309,000	181,260	(10,860)	169,533	—	867	—

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 30	Morgan Stanley	06/20/2023	5.000	Quarterly	USD	4,025,000	(60,033)	—	—	—	(60,033)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Multi-Asset Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2018, the value of these securities amounted to $69,047,124, which represents 51.04% of net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of April 30, 2018.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2018.
(d)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of April 30, 2018.
(e)	Represents a security purchased on a when-issued basis.
(f)	By investing in the equity-linked note, the Fund gains exposure to the underlying investments that make up the custom basket without having to own the underlying investments directly. The components of the basket are available on the Columbia Multi-Asset Income Fund’s page of columbiathreadneedleus.com website.
(g)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(h)	Principal and interest may not be guaranteed by the government.
(i)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2018, the value of these securities amounted to $366,861, which represents 0.27% of net assets.
(j)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(k)	Valuation based on significant unobservable inputs.
(l)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of April 30, 2018. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement therefore no weighted average coupon rate is disclosed. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.
(m)	Represents a security purchased on a forward commitment basis.
(n)	The rate shown is the seven-day current annualized yield at April 30, 2018.
(o)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.889%
	7,735,482	89,736,964	(92,728,922)	4,743,524	(1,158)	(239)	94,582	4,743,050
Abbreviation Legend
ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
PIK	Payment In Kind
Currency Legend
EUR	Euro
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2018	23

Portfolio of Investments  (continued)
April 30, 2018
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	4,545,065	—	—	4,545,065
Commercial Mortgage-Backed Securities - Non-Agency	—	1,388,321	—	—	1,388,321
Common Stocks
Consumer Discretionary	686,785	—	—	—	686,785
Consumer Staples	975,638	124,800	—	—	1,100,438
Energy	1,492,683	564,595	—	—	2,057,278
Financials	823,888	42,014	—	—	865,902
Health Care	565,237	—	—	—	565,237
Industrials	278,971	174,237	—	—	453,208
Information Technology	1,148,066	95,800	—	—	1,243,866
Materials	348,092	90,908	—	—	439,000
Real Estate	4,165,061	—	—	—	4,165,061
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Multi-Asset Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
April 30, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Telecommunication Services	811,602	100,963	—	—	912,565
Utilities	632,330	90,163	—	—	722,493
Total Common Stocks	11,928,353	1,283,480	—	—	13,211,833
Convertible Preferred Stocks
Health Care	78,334	—	—	—	78,334
Utilities	83,752	—	—	—	83,752
Total Convertible Preferred Stocks	162,086	—	—	—	162,086
Corporate Bonds & Notes	—	28,666,844	—	—	28,666,844
Equity-Linked Notes	—	26,699,720	—	—	26,699,720
Exchange-Traded Funds	24,890,725	—	—	—	24,890,725
Foreign Government Obligations	—	15,817,326	—	—	15,817,326
Limited Partnerships
Energy	6,489	—	—	—	6,489
Residential Mortgage-Backed Securities - Agency	—	1,151,012	—	—	1,151,012
Residential Mortgage-Backed Securities - Non-Agency	—	7,215,676	911,290	—	8,126,966
Senior Loans	—	154,848	—	—	154,848
U.S. Treasury Obligations	3,684,916	—	—	—	3,684,916
Money Market Funds	—	—	—	4,743,050	4,743,050
Total Investments in Securities	40,672,569	86,922,292	911,290	4,743,050	133,249,201
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	6,270	—	—	6,270
Swap Contracts	—	867	—	—	867
Liability
Futures Contracts	(807,443)	—	—	—	(807,443)
Swap Contracts	—	(60,033)	—	—	(60,033)
Total	39,865,126	86,869,396	911,290	4,743,050	132,388,862
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table(s) show(s) transfers between levels of the fair value hierarchy:
Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
245,294	—	—	245,294
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2018	25

Statement of Assets and Liabilities
April 30, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $130,922,913)	$128,506,151
Affiliated issuers (cost $4,743,131)	4,743,050
Margin deposits on:
Futures contracts	690,700
Swap contracts	127,227
Unrealized appreciation on forward foreign currency exchange contracts	6,270
Unrealized appreciation on swap contracts	867
Upfront payments on swap contracts	169,533
Receivable for:
Investments sold	374,728
Investments sold on a delayed delivery basis	5,025
Capital shares sold	59,143
Dividends	29,079
Interest	1,061,087
Foreign tax reclaims	6,821
Variation margin for futures contracts	8,125
Variation margin for swap contracts	2,370
Expense reimbursement due from Investment Manager	3,363
Prepaid expenses	181
Trustees’ deferred compensation plan	13,477
Total assets	135,807,197
Liabilities
Due to custodian	122,064
Payable for:
Investments purchased	16,909
Investments purchased on a delayed delivery basis	148,729
Capital shares purchased	12,360
Variation margin for futures contracts	132,980
Management services fees	7,359
Distribution and/or service fees	109
Transfer agent fees	438
Compensation of chief compliance officer	5
Audit fees	39,864
Other expenses	21,077
Trustees’ deferred compensation plan	13,477
Total liabilities	515,371
Net assets applicable to outstanding capital stock	$135,291,826
Represented by
Paid in capital	140,753,523
Undistributed net investment income	1,666,790
Accumulated net realized loss	(3,851,388)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(2,416,762)
Investments - affiliated issuers	(81)
Foreign currency translations	83
Forward foreign currency exchange contracts	6,270
Futures contracts	(807,443)
Swap contracts	(59,166)
Total - representing net assets applicable to outstanding capital stock	$135,291,826
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Multi-Asset Income Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
April 30, 2018
Class A
Net assets	$1,395,296
Shares outstanding	146,198
Net asset value per share	$9.54
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.02
Advisor Class
Net assets	$361,722
Shares outstanding	37,902
Net asset value per share	$9.54
Class C
Net assets	$1,018,730
Shares outstanding	106,732
Net asset value per share	$9.54
Institutional Class
Net assets	$1,570,864
Shares outstanding	164,524
Net asset value per share	$9.55
Institutional 2 Class
Net assets	$9,547
Shares outstanding	1,000
Net asset value per share	$9.55
Institutional 3 Class
Net assets	$130,926,120
Shares outstanding	13,743,801
Net asset value per share	$9.53
Class T
Net assets	$9,547
Shares outstanding	1,000
Net asset value per share	$9.55
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$9.79
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2018	27

Statement of Operations
Year Ended April 30, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$1,535,486
Dividends — affiliated issuers	94,582
Interest	6,899,447
Foreign taxes withheld	(6,689)
Total income	8,522,826
Expenses:
Management services fees	894,672
Distribution and/or service fees
Class A	3,019
Class C	9,397
Class T	25
Transfer agent fees
Class A	1,543
Advisor Class	382
Class C	1,197
Institutional Class	1,874
Institutional 2 Class	9
Institutional 3 Class	11,354
Class T	13
Compensation of board members	18,270
Custodian fees	61,535
Printing and postage fees	11,060
Registration fees	103,032
Audit fees	46,559
Legal fees	3,421
Compensation of chief compliance officer	55
Other	28,757
Total expenses	1,196,174
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(388,054)
Total net expenses	808,120
Net investment income	7,714,706
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(2,060,191)
Investments — affiliated issuers	(1,158)
Foreign currency translations	(446)
Forward foreign currency exchange contracts	(178)
Futures contracts	2,415,402
Swap contracts	(255,600)
Net realized gain	97,829
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(3,387,722)
Investments — affiliated issuers	(239)
Foreign currency translations	46
Forward foreign currency exchange contracts	6,270
Futures contracts	(969,495)
Swap contracts	(14,880)
Net change in unrealized appreciation (depreciation)	(4,366,020)
Net realized and unrealized loss	(4,268,191)
Net increase in net assets resulting from operations	$3,446,515
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Multi-Asset Income Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended April 30, 2018	Year Ended April 30, 2017 (a)
Operations
Net investment income	$7,714,706	$6,978,668
Net realized gain (loss)	97,829	(11,918)
Net change in unrealized appreciation (depreciation)	(4,366,020)	2,956,072
Net increase in net assets resulting from operations	3,446,515	9,922,822
Distributions to shareholders
Net investment income
Class A	(57,443)	(22,265)
Advisor Class	(14,947)	(1,074)
Class C	(37,663)	(11,782)
Class I	—	(5,513,329)
Institutional Class	(72,821)	(32,785)
Institutional 2 Class	(600)	(577)
Institutional 3 Class	(6,637,057)	(542,196)
Class T	(463)	(469)
Total distributions to shareholders	(6,820,994)	(6,124,477)
Increase in net assets from capital stock activity	8,077,665	33,791,213
Total increase in net assets	4,703,186	37,589,558
Net assets at beginning of year	130,588,640	92,999,082
Net assets at end of year	$135,291,826	$130,588,640
Undistributed net investment income	$1,666,790	$1,236,410

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2018	29

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2018		April 30, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	80,602	790,736	102,135	986,637
Distributions reinvested	5,813	56,747	2,263	21,796
Redemptions	(21,968)	(216,153)	(37,248)	(359,017)
Net increase	64,447	631,330	67,150	649,416
Advisor Class
Subscriptions	26,344	258,014	15,273	148,536
Distributions reinvested	1,481	14,459	60	580
Redemptions	(6,256)	(60,557)	—	—
Net increase	21,569	211,916	15,333	149,116
Class C
Subscriptions	55,099	538,383	62,581	604,966
Distributions reinvested	3,741	36,547	1,159	11,200
Redemptions	(20,395)	(199,398)	(6,199)	(58,594)
Net increase	38,445	375,532	57,541	557,572
Class I
Subscriptions	—	—	2,612,739	25,332,376
Distributions reinvested	—	—	574,056	5,512,867
Redemptions	—	—	(12,983,391)	(125,392,271)
Net decrease	—	—	(9,796,596)	(94,547,028)
Institutional Class
Subscriptions	24,168	235,373	110,740	1,068,041
Distributions reinvested	6,893	67,322	3,301	31,870
Redemptions	(7,872)	(77,162)	(5,873)	(55,602)
Net increase	23,189	225,533	108,168	1,044,309
Institutional 2 Class
Subscriptions	—	—	311	3,000
Distributions reinvested	11	109	8	78
Redemptions	(330)	(3,304)	—	—
Net increase (decrease)	(319)	(3,195)	319	3,078
Institutional 3 Class
Subscriptions	—	—	13,007,521	125,392,639
Distributions reinvested	680,793	6,636,549	55,487	542,111
Net increase	680,793	6,636,549	13,063,008	125,934,750
Total net increase	828,124	8,077,665	3,514,923	33,791,213

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Multi-Asset Income Fund | Annual Report 2018

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Columbia Multi-Asset Income Fund | Annual Report 2018	31

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class A
Year Ended 4/30/2018	$9.78	0.53	(0.31)	0.22	(0.46)
Year Ended 4/30/2017	$9.43	0.56	0.26	0.82	(0.47)
Year Ended 4/30/2016	$10.05	0.57	(0.65)	(0.08)	(0.54)
Year Ended 4/30/2015(c)	$10.00	0.03	0.04	0.07	(0.02)
Advisor Class
Year Ended 4/30/2018	$9.78	0.56	(0.31)	0.25	(0.49)
Year Ended 4/30/2017	$9.43	0.61	0.23	0.84	(0.49)
Year Ended 4/30/2016	$10.05	0.56	(0.62)	(0.06)	(0.56)
Year Ended 4/30/2015(e)	$10.00	0.03	0.04	0.07	(0.02)
Class C
Year Ended 4/30/2018	$9.78	0.46	(0.31)	0.15	(0.39)
Year Ended 4/30/2017	$9.43	0.49	0.26	0.75	(0.40)
Year Ended 4/30/2016	$10.05	0.48	(0.63)	(0.15)	(0.47)
Year Ended 4/30/2015(f)	$10.00	0.02	0.04	0.06	(0.01)
Institutional Class
Year Ended 4/30/2018	$9.79	0.55	(0.30)	0.25	(0.49)
Year Ended 4/30/2017	$9.43	0.59	0.26	0.85	(0.49)
Year Ended 4/30/2016	$10.06	0.56	(0.63)	(0.07)	(0.56)
Year Ended 4/30/2015(g)	$10.00	0.03	0.05	0.08	(0.02)
Institutional 2 Class
Year Ended 4/30/2018	$9.78	0.55	(0.29)	0.26	(0.49)
Year Ended 4/30/2017	$9.43	0.57	0.28	0.85	(0.50)
Year Ended 4/30/2016	$10.05	0.57	(0.63)	(0.06)	(0.56)
Year Ended 4/30/2015(h)	$10.00	0.03	0.04	0.07	(0.02)
Institutional 3 Class
Year Ended 4/30/2018	$9.76	0.56	(0.29)	0.27	(0.50)
Year Ended 4/30/2017(i)	$9.78	0.11	(0.05) (j)	0.06	(0.08)
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Multi-Asset Income Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.46)	$9.54	2.27%	1.24%	0.93%	5.41%	76%	$1,395
(0.47)	$9.78	8.88%	1.27%	0.94%	5.83%	69%	$800
(0.54)	$9.43	(0.62%)	1.34%	0.91%	6.15%	70%	$138
(0.02)	$10.05	0.69%	1.24% (d)	0.75% (d)	2.70% (d)	30%	$10

(0.49)	$9.54	2.53%	0.99%	0.68%	5.74%	76%	$362
(0.49)	$9.78	9.17%	1.05%	0.69%	6.57%	69%	$160
(0.56)	$9.43	(0.36%)	1.10%	0.64%	5.99%	70%	$9
(0.02)	$10.05	0.71%	0.99% (d)	0.50% (d)	3.00% (d)	30%	$10

(0.39)	$9.54	1.51%	1.99%	1.68%	4.63%	76%	$1,019
(0.40)	$9.78	8.07%	2.02%	1.69%	5.10%	69%	$668
(0.47)	$9.43	(1.37%)	2.12%	1.65%	5.24%	70%	$101
(0.01)	$10.05	0.61%	1.99% (d)	1.50% (d)	2.00% (d)	30%	$10

(0.49)	$9.55	2.53%	0.99%	0.68%	5.63%	76%	$1,571
(0.49)	$9.79	9.27%	1.03%	0.69%	6.24%	69%	$1,383
(0.56)	$9.43	(0.47%)	1.11%	0.65%	5.99%	70%	$313
(0.02)	$10.06	0.82%	0.99% (d)	0.50% (d)	3.61% (d)	30%	$315

(0.49)	$9.55	2.68%	0.93%	0.64%	5.60%	76%	$10
(0.50)	$9.78	9.22%	0.93%	0.64%	5.99%	69%	$13
(0.56)	$9.43	(0.34%)	1.06%	0.60%	6.03%	70%	$9
(0.02)	$10.05	0.73%	0.97% (d)	0.47% (d)	3.02% (d)	30%	$10

(0.50)	$9.53	2.73%	0.87%	0.58%	5.70%	76%	$130,926
(0.08)	$9.76	0.66%	0.93% (d)	0.60% (d)	7.22% (d)	69%	$127,555
Columbia Multi-Asset Income Fund | Annual Report 2018	33

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class T
Year Ended 4/30/2018	$9.78	0.53	(0.30)	0.23	(0.46)
Year Ended 4/30/2017	$9.43	0.54	0.28	0.82	(0.47)
Year Ended 4/30/2016	$10.05	0.54	(0.62)	(0.08)	(0.54)
Year Ended 4/30/2015(k)	$10.00	0.03	0.04	0.07	(0.02)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class A shares commenced operations on March 27, 2015. Per share data and total return reflect activity from that date.
(d)	Annualized.
(e)	Advisor Class shares commenced operations on March 27, 2015. Per share data and total return reflect activity from that date.
(f)	Class C shares commenced operations on March 27, 2015. Per share data and total return reflect activity from that date.
(g)	Institutional Class shares commenced operations on March 27, 2015. Per share data and total return reflect activity from that date.
(h)	Institutional 2 Class shares commenced operations on March 27, 2015. Per share data and total return reflect activity from that date.
(i)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(j)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(k)	Class T shares commenced operations on March 27, 2015. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Multi-Asset Income Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.46)	$9.55	2.38%	1.24%	0.93%	5.36%	76%	$10
(0.47)	$9.78	8.89%	1.27%	0.94%	5.63%	69%	$10
(0.54)	$9.43	(0.62%)	1.35%	0.89%	5.75%	70%	$9
(0.02)	$10.05	0.69%	1.24% (d)	0.75% (d)	2.75% (d)	30%	$10
Columbia Multi-Asset Income Fund | Annual Report 2018	35

Notes to Financial Statements
April 30, 2018
Note 1. Organization
Columbia Multi-Asset Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Institutional 3 Class shares commenced operations on March 1, 2017. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
36	Columbia Multi-Asset Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
Columbia Multi-Asset Income Fund | Annual Report 2018	37

Notes to Financial Statements  (continued)
April 30, 2018
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables
38	Columbia Multi-Asset Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Columbia Multi-Asset Income Fund | Annual Report 2018	39

Notes to Financial Statements  (continued)
April 30, 2018
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to a specific debt security or a basket of debt securities as a protection buyer to reduce overall credit exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
40	Columbia Multi-Asset Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	867*
Credit risk	Upfront payments on swap contracts	169,533
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	6,270
Total		176,670

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	60,033*
Equity risk	Net assets — unrealized depreciation on futures contracts	773,353*
Interest rate risk	Net assets — unrealized depreciation on futures contracts	34,090*
Total		867,476

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Multi-Asset Income Fund | Annual Report 2018	41

Notes to Financial Statements  (continued)
April 30, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(255,600)	(255,600)
Equity risk	—	2,349,050	—	2,349,050
Foreign exchange risk	(178)	—	—	(178)
Interest rate risk	—	66,352	—	66,352
Total	(178)	2,415,402	(255,600)	2,159,624

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(14,880)	(14,880)
Equity risk	—	(830,827)	—	(830,827)
Foreign exchange risk	6,270	—	—	6,270
Interest rate risk	—	(138,668)	—	(138,668)
Total	6,270	(969,495)	(14,880)	(978,105)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	21,864,734
Credit default swap contracts — buy protection	7,856,625

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	1,568	—

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2018.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
42	Columbia Multi-Asset Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Equity-linked notes
The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument, generally valued based on a quotation received from a counterparty, which is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Columbia Multi-Asset Income Fund | Annual Report 2018	43

Notes to Financial Statements  (continued)
April 30, 2018
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2018:
	Citi ($)	Credit Suisse ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	-	2,370	2,370
Forward foreign currency exchange contracts	-	6,270	-	6,270
OTC credit default swap contracts (b)	170,400	-	-	170,400
Total financial and derivative net assets	170,400	6,270	2,370	179,040
Total collateral received (pledged) (c)	-	-	-	-
Net amount (d)	170,400	6,270	2,370	179,040

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
44	Columbia Multi-Asset Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset
Columbia Multi-Asset Income Fund | Annual Report 2018	45

Notes to Financial Statements  (continued)
April 30, 2018
dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.51% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2018 was 0.66% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of April 30, 2018, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
46	Columbia Multi-Asset Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
For the year ended April 30, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class T	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2018, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class T shares of the Fund, respectively.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2018, if any, are listed below:
Amount ($)
Class A	11,661
Class C	3
Columbia Multi-Asset Income Fund | Annual Report 2018	47

Notes to Financial Statements  (continued)
April 30, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2017 through August 31, 2018	Prior to September 1, 2017
Class A	0.99%	0.99%
Advisor Class	0.74	0.74
Class C	1.74	1.74
Institutional Class	0.74	0.74
Institutional 2 Class	0.71	0.70
Institutional 3 Class	0.65	0.65
Class T	0.99	0.99
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments, tax straddles, capital loss carryforwards, trustees’ deferred compensation, principal and/or interest from fixed income securities, foreign currency transactions, investments in partnerships and amortization/accretion on certain convertible securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(463,332)	(234,233)	697,565
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
48	Columbia Multi-Asset Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2018			Year Ended April 30, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
6,820,994	—	6,820,994	6,124,477	—	6,124,477
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
2,104,169	—	(4,602,508)	(2,239,696)
At April 30, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
134,628,558	2,861,772	(5,101,468)	(2,239,696)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended April 30, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	4,602,508	—	4,602,508	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $108,406,280 and $96,285,502, respectively, for the year ended April 30, 2018, of which $323,557 and $735,054, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
Columbia Multi-Asset Income Fund | Annual Report 2018	49

Notes to Financial Statements  (continued)
April 30, 2018
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended April 30, 2018.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
50	Columbia Multi-Asset Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
April 30, 2018
Shareholder concentration risk
At April 30, 2018, affiliated shareholders of record owned 96.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Multi-Asset Income Fund | Annual Report 2018	51

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Multi-Asset Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Multi-Asset Income Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2018, the related statement of operations for the year ended April 30, 2018, the statement of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
52	Columbia Multi-Asset Income Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction
3.38%	2.64%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Columbia Multi-Asset Income Fund | Annual Report 2018	53

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	71	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	71	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	71	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
54	Columbia Multi-Asset Income Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	71	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	71	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia Multi-Asset Income Fund | Annual Report 2018	55

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
56	Columbia Multi-Asset Income Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Multi-Asset Income Fund | Annual Report 2018	57

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
58	Columbia Multi-Asset Income Fund | Annual Report 2018

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Columbia Multi-Asset Income Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN261_04_H01_(06/18)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the seven series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2018 and April 30, 2017 are approximately as follows:

2018	2017
$267,900	$242,800

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended April 30, 2018 and April 30, 2017 are approximately as follows:

2018	2017
$6,500	$9,300

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal year 2017, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2017 and 2018 also includes agreed-upon procedures related to issuance of consents and review of Form N-1A.

During the fiscal years ended April 30, 2018 and April 30, 2017, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2018 and April 30, 2017 are approximately as follows:

2018	2017
$54,700	$39,900

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2018 and 2017 also include Tax Fees for foreign tax filings.

During the fiscal years ended April 30, 2018 and April 30, 2017, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2018 and April 30, 2017 are approximately as follows:

2018	2017
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended April 30, 2018 and April 30, 2017 are approximately as follows:

2018	2017
$242,500	$232,500

In fiscal years 2018 and 2017, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2018 and 2017 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended April 30, 2018 and April 30, 2017 are approximately as follows:

2018	2017
$303,700	$281,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	July 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	July 23, 2018

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	July 23, 2018